As filed with the Securities and Exchange Commission on October 26, 1998

                                         Registration No. 333-57357
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.20549
                             ----------------------
                                 AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------
                             STRUCTURED PRODUCTS CORP.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                              13-3692801
(State or other jurisdiction                 (I.R.S. Employer
             of                             Identification No.)
      incorporation or
        organization)

                            Seven World Trade Center

                            New York, New York 10048
                                 (212) 783-6645
                 (Address, including zip code, and telephone number, including area code,of Registrant's principal executive offices)
                            Andrew Alter, Secretary
                            Structured Products Corp.
                            Seven World Trade Center
                            New York, New York 10048
                                 (212) 783-6645

               (Name, address, including zip code, and telephone number,
                including area code, of agent for service)

                             ----------------------
                                    Copy to:
                                  Al B. Sawyers
                       Orrick, Herrington & Sutcliffe LLP
                                666 Fifth Avenue
                            New York, New York 10103
                             ----------------------

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective as determined by market conditions.
If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box./_/
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box./X/
If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering./_/
If this form is a post-effective amendment filed Pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering./_/------.
If delivery of the prospectus is executed to be made pursuant to Rule 434, please check the following box./_/

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
  TITLE OF    AMOUNT TO BE     PROPOSED       PROPOSED       AMOUNT OF
 SECURITIES    REGISTERED      MAXIMUM         MAXIMUM     REGISTRATION
    BEING      (2) (3) (4)     OFFERING       AGGREGATE       FEE (2)
 REGISTERED                   PRICE PER    OFFERING PRICE
     (1)                       UNIT (5)          (5)
Trust          $1,000,000        100%        $1,000,000       $295.00
Certificates
and Notes

-------------------------------------------------------------------------
(1)This registration statement also registers an indeterminate amount of Trust Certificates and Notes to be sold by Salomon Brothers Inc in connection with market-making activity.
(2)$ 232,030,000 aggregate principal amount of Trust Certificates registered by the Registrant under Registration Statement 33-55860 referred to below are consolidated in this Registration Statement pursuant to Rule 429. All registration fees in connection with such unsold amount of Trust Certificates have been previously paid by the Registrant under the foregoing Registration Statement. Accordingly, the total amount registered under the Registration Statement as so consolidated as of the date of this filing is $ 233,030,000.
(3)In United States dollars or the equivalent thereof in one or more foreign or composite currencies.
(4)Plus such additional principal amount as may be necessary such that, if one or more classes of Trust Certificates or Notes are issued with original issue discount, the aggregate initial offering price of all Trust Certificates and Notes will equal $1,000,000.
(5) Estimated solely for the purpose of calculating the registration fee.
  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     Pursuant to Rule 429 of the Securities Act of 1933, the prospectus which is part of this Registration Statement is a combined prospectus and includes all the information currently required in a prospectus relating to the securities covered by Registration Statement No. 33-55860.

--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

This Registration Statement includes two different base prospectuses with corresponding forms of prospectus supplements for offering series of either (i) Certificates and Notes or (ii) Certificates, in each case representing the entire beneficial interest in various trusts to be created from time to time, the assets of which will consist primarily of securities within one of the following categories: (1) a publicly issued debt security or asset backed security or a pool of such debt securities or asset backed securities issued by one or more corporations, banking organizations, insurance companies or special
purpose  vehicles   (including   trusts,   limited  liability   companies,
partnerships or other special purpose entities); (2) a publicly issued debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof; (3) a publicly issued obligation or obligations of one or more foreign private issuers; or (4) a publicly issued debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute. Each prospectus and form of prospectus supplement contains bracketed provisions appropriate to the various categories of trust assets; each set of alternate bracketed language, when combined with the base prospectus and form of prospectus supplement, constitutes a separate prospectus. Following such prospectuses and forms of prospectus supplement are an alternate cover page, page 2 and method of distribution section for each prospectus supplement to be used when required by the Securities Act of 1933 in connection with market-making transactions in the securities by affiliates of the Depositor, where the issuer of the applicable trust assets is also an affiliate of the Depositor.

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED [         ], [    ])

STRUCTURED PRODUCTS SERIES [    ]-[    ] TRUST

      $[         ] [Notional Amount] [(Approximate)], Class [    ]Certificates.
      [       %] [Variable] Pass Through Rate

      [Include additional Classes as applicable]

STRUCTURED PRODUCTS CORP.
DEPOSITOR

     Each Structured Products Trust Certificates Series [ ____ ]-[ ____ ] offered hereby will consist of [ ____ ] class of Certificates, designated as Class [ ____ ] Certificates(,) [and] Class [ ____ ] Certificates [and list others] (collectively, the "Certificates") and will represent a fractional undivided beneficial interest in the Structured Products Series [ ____ ]- [ ____ ] Trust (the "Trust") to be formed pursuant to the Trust Agreement dated as of [ ], [ ____ ] (the "Trust Agreement"), between Structured Products Corp. (the "Company" and [ _____________ ], as trustee (the "Owner Trustee"). The Certificates will be issued by the Trust. The property of the Trust will consist [in part] of [SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS] [Alternative 1: specify publicly issued debt security or asset backed security or a pool of such debt securities or asset backed securities issued by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities)] [Alternative 2: specify publicly issued obligations of one or more foreign private issuers] [Alternative 3: specify publicly issued debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: specify publicly issued debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof] [maturing in ___ years] issued by [specify issuers] (collectively, the "Term Assets"), and having the characteristics described herein under "Description of Term Assets". Terms used but not otherwise defined herein are defined in the Prospectus attached hereto (the "Prospectus").

The Term Assets will be acquired by the Company and, pursuant to the Trust Agreement, deposited into the Trust for the benefit of Certificateholders. [The Term Assets were issued and sold as part of an underwritten public offering in [ ].] [The Term Assets are obligations of the Term Assets Issuer[s] and] [explain whether senior or subordinate, and whether subject to any redemption or put rights]. [Describe any required principal payments or amortization or accumulation of Term Assets.]

                                     (cover continued on next page)

PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET FORTH UNDER "RISK FACTORS" HEREIN ON PAGES S-[ ] TO S-[ ] AND IN THE PROSPECTUS ON PAGES [ ] TO [ ].

                           ------------

THE CERTIFICATES REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRUST ONLY AND DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE COMPANY OR ANY OF ITS AFFILIATES. THE CERTIFICATES DO NOT REPRESENT A DIRECT OBLIGATION OF ANY TERM ASSETS ISSUER OR ANY OF THEIR RESPECTIVE AFFILIATES.

THESE CERTIFICATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            -----------

The Underwriter has agreed to purchase the Certificates from the Company at [ ]% of the Certificate Principal Balance thereof plus accrued interest, if any, at the Pass Through Rate calculated from [ ], [ ____ ] (the "Expected Settlement Date"), subject to the terms and conditions set forth in the Underwriting Agreement referred to herein. See "Method of Distribution".

The Underwriter proposes to offer the Certificates from time to time for sale in negotiated transactions or otherwise at prices determined at the time of sale. For further information with respect to the plan of distribution and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "Method of Distribution."

The Certificates are offered subject to receipt and acceptance by the Underwriter, to prior sale and to the Underwriter's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the [specify applicable classes] Certificates will be made in book-entry form through the facilities of The Depository Trust Company on or about the Expected Settlement Date.

-----------------
SALOMON SMITH BARNEY

THE DATE OF THIS PROSPECTUS SUPPLEMENT IS [ _______ ], [ ____ ].

(cover page continued)

Distributions on the Certificates will be made[[monthly] [quarterly] [semi-annually] or[[ ] of each year] [to be conformed to interest payment dates for Term Assets], or, if any such date is not a business day, then on the immediately following business day (each, a "Distribution Date") commencing [ ], [ ____ ]. The last day on which distributions are scheduled to be made on the Certificates is [ _______ ], [ ____ ] (the "Final Distribution Date"), by which date the holders of the Certificates will receive a distribution of all amounts allocable to principal of such Certificates or, to the extent specified herein, a pro rata share of any remaining Term Assets.

As and to the extent described herein, collections received with respect to the Deposited Assets will be distributed to Certificateholders [of each class] in the manner and priority described herein. [The rights of the holders of the Class Certificates [and specify other classes] to receive distributions of such collections are subordinated to the rights of the holders of the Class [ ____ ] Certificates [and specify other classes]. As and to the extent described herein, losses realized on the Deposited Assets will be borne by the holders of the Class [ ____ ] Certificates [and specify other classes] before such losses will be borne by the holders of the other classes of Certificates [and the Class Certificates ([and specify other classes)]. To the extent described herein, the relative priorities of each class of Certificates with respect to collections from and losses on the Deposited Assets may each change over time, either permanently or temporarily, upon the occurrence of certain circumstances specified herein. See "Description of Certificates-Allocation of Losses; Subordination".

The Term Assets Issuer is not participating in, and will not receive any proceeds in connection with, this offering.

There is currently no secondary market for the Certificates, and there can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue. See "Risk Factors" herein and in the Prospectus.

The [specify applicable classes] Certificates initially will be represented by certificates registered in the name of CEDE & Co., as nominee of The Depository Trust Company ("DTC"). The interest of beneficial owners of such Certificates will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for such Certificates only under the limited circumstances described herein. See "Description of Certificates-Definitive Certificates".

IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVERALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT WILL CONSTITUTE A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE COMPANY PURSUANT TO ITS PROSPECTUS DATED [ _______ ], [ ____ ], OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. IN PARTICULAR, INVESTORS SHOULD CAREFULLY CONSIDER THE FACTORS SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS AND IN THIS PROSPECTUS SUPPLEMENT.

UNTIL [ ______ ], [ ____ ], ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                SUMMARY OF PRINCIPAL ECONOMIC TERMS

      The following summary of principal economic terms does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus, including under the heading "Description of Certificates", "Description of Term Assets" and "Description of Credit Support". Certain capitalized terms used herein are defined elsewhere in the Prospectus Supplement on the pages indicated in the "Index of Terms" appearing at page S-[ ] of this Prospectus Supplement or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

THE CERTIFICATES

The Trust........... Structured   Products   Series   [    ]-[    ]
                     Trust. The Trust will be formed pursuant to the Trust Agreement dated as of [ ], [ ] (the "Trust Agreement"), between the Company and the Owner Trustee, dated as of the Expected Settlement Date.

Certificates         Offered  Structured  Products  Trust  Certificates,
                     Series  [  ____  ]-[  ____  ],  consisting  of  Class  [  ]
                     Certificates [,] [and] Class [ ] Certificates [and specify others] (collectively, the "Certificates").

[Initial Certificate
Principal Balance or
Notional Amount].... Class [   ]:   [$] [     ].
                     Class [   ]:   [$] [     ].

Final Distribution
Date................ Class [   ].   [        ], [    ]
                     Class [   ].   [        ], [    ]
Pass-Through Rates.. [The Variable  Pass-Through Rates applicable to the calculation of the interest distributable on any Distribution Date on the Certificates [(other than the Class [ ] Certificates)] are equal to [describe method for determining variable rates]. The initial Variable Pass-Through Rates for the Class [ ] Certificates [,] [and] the Class [ ] Certificates [and specify others] are approximately [ ]% [,] [and] [ ]% [and [ ]%] per annum, respectively.] [The Pass-Through Rate applicable to the calculation of the interest distributable on any Distribution Date on the [specify classes] Certificates is fixed at [ ]% [and [ ]%, respectively,] per annum.]

Original Issue Date       [    ], [    ].
Cut-off Date .......      [    ], [    ].
Distribution Dates .      [    ], commencing [       ], [    ].
Record Dates........      The  [  ]  day   immediately   preceding  each
                          Distribution Date.
Denominations;
Specified .......... Currency..  The Class [ ] Certificates  [,] [and] Class [ ]
                     Certificates [and specify others] will be denominated and payable in [U.S. dollars] [ ] [(the "Specified Currency") and will be available for purchase in minimum denominations of [$] [ ] and [integral multiples thereof] [multiples of [$] [ ] in excess thereof].

Interest Accrual
Periods............. [Monthly] [Quarterly]  [Semi-annually] (or, in
                     the  case  of  the  first   interest   Accrual
                     Period,  from and including the Original Issue
                     Date to but excluding  the first  Distribution Date.)

Form of Security.... Book-entry  securities  with  DTC,  except  in certain limited circumstances. See "Description of Certificates-Definitive
                     Certificates". Distributions thereon will be settled in [immediately available (same-day)] [clearinghouse(next-day)] funds.

Owner Trustee ...... [    ]

Ratings............. [    ]    by    [    ]    [and    [   ]    by
                     [ ]]. [Specify specific ratings requirements for particular classes, including the extent to which the issuance of the Certificates of a given class is conditioned upon satisfaction of the ratings of each other class of Certificates.] See "Ratings".

THE TERM ASSETS

Term sets  ........  [SELECT  ONE OF THE  FOLLOWING  BRACKETED
                     SELECTIONS] [Alternative 1: specify publicly issued debt security or asset backed security or a pool of such debt securities or asset backed securities issued by one or more
                     corporations,   banking  organizations,   insurance
                     companies or special purpose vehicles] [Alternative 2: specify publicly issued obligations of one or more foreign private issuers] [Alternative 3: specify publicly issued debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: specify publicly issued debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof].

[TERM ASSETS

Issuer ............. [Specify issuer or pool]

Term Assets Original
Issue Date.......... [        ], [    ].

Term Asset Scheduled
Final payment

Date ............... [        ], [    ].

[Amortization]

[Accumulation]...... [Describe amortization or accumulation
                     schedule, if any].

Denominations; Term

Assets Currency..... The Term  Assets are  denominated  and payable in [U.S. dollars] [ ] (the "Term Assets Currency") and are available in
                     minimum   denominations  of  [$][       ]  and
                     [integral  multiples  thereof]  [multiples  of
                     [$][        ] in excess thereof].

Term Assets

Payment Dates....... [        ], commencing [        ], [    ].

Term Assets Rate.... [  %  per   annum.]  [A   [weighted   average]
                     rate per annum equal to [specify interest rate formula for debt security].]

Term Assets Interest

Accrual Periods ....  [Monthly] [Quarterly] [Semi-annually].

Priority............  [Describe senior or subordinated status of
                       Term Assets].

Redemption/Put/

Other Features...... [Describe existence of any redemption,  put or other material features applicable to the Term Assets].

Form of Security ... [Book-entry securities with DTC.]

Term Asset Trustee.. [ _________________ ]. The Term Assets have been issued pursuant to [an indenture] [a pooling and servicing agreement] [a master pooling and servicing agreement] [as supplemented by a series supplement] [a trust agreement] dated as of [ ], [ _____ ] (the "Term Assets Agreement"), among the Term Asset Trustee, [the Term Assets Issuer], [Seller] and [Servicer].

Ratings.............  [ ] by [ ] [and [ ] by [ ]]. See "Description of Term
                      Assets - Ratings of Term Assets".

OTHER DEPOSITED ASSETS

[Provide similar tabular summary description of the principal economic terms of any credit support or other ancillary or incidental asset]

                 SUMMARY OF PROSPECTUS SUPPLEMENT

      The following summary does not purport to be complete and is qualified in its entirety by reference to the detained information appearing elsewhere herein and in the Prospectus.

Depositor .......... Structured   Products   Corp.,   an   indirect
                     wholly-owned subsidiary of Salomon Smith Barney Holdings, Inc. and an affiliate of [an] [the] Underwriter (the "Company"). See "The Company" in the Prospectus.

Certificates........ The  Certificates,  each of which  represents  a fractional undivided beneficial interest in the Trust, will be issued pursuant to the Trust Agreement. The Certificates will consists of [ ] classes, designated as Class [ ] Certificates [and] [,] Class [ ] Certificates [and [specify other classes]], [all] of which [all but the Class [ ] Certificates] are being offered hereby (collectively, the "Certificates").

                     The Certificate Principal Balance of a Certificate outstanding at any time represents the maximum amount  that the holder  thereof is entitled  to
                     receive  as  distributions  allocable  to  principal.   The
                     Certificate   Principal   Balance  of  a
                     Certificate  will  decline  to  the  extent   distributions
                     allocable to principal are made to such holder. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify]]. Reference to the Notional Amount of the Class [ ] Certificates is solely for convenience in determining the basis on which distributions on the Class [ ] Certificates are calculated [and determining the relative voting fights of Certificateholders of Class [ ] Certificates for purposes of voting on a class-by-class basis or otherwise]. The Notional Amount does not represent the right to receive any distributions allocable to principal.]

                     [The Class [ ] Certificates, which are not being offered hereby, have in the aggregate an initial Certificate Principal balance of [$] [ ________ ] (approximate) and a [Variable] Pass-Through Rate [of [ ____ ]%]. The Class [ ] Certificates represent the right to receive distributions in respect of their Certificate Principal Balance and interest thereon at their applicable Pass-Through Rate.] Shortfalls in collections with respect to the Deposited Assets will be allocated solely to the Class [ ] Certificates to the extent provided herein and, thereafter, will be allocated among the Certificates and the Class [ ] Certificates, as provided herein. [The Class [ ] Certificates will be transferred by the Company to an affiliate on or about [ ], [ ____ ] (the "Closing Date"), and may be sold at any time in accordance with any restrictions in the Trust Agreement.]]

Risk Factors........ There are material risks  associated  with any investment in the Certificates. See "Risk Factors" herein and in the Prospectus.

The Term Assets .... Interest on the Term Assets accrues at the
                     Term Assets Rate for each Term Assets Accrual Period and is payable on each Term Assets Payment Date. The entire principal amount of the Term Assets will be payable on the Term Assets Final Payment Date. [The Term Assets have a remaining term to maturity of approximately [ ] years.] [As of the Cut-off Date, the pool of Term Assets have a weighted average interest rate of [ _____ ]% and a weighted average remaining term to maturity of approximately [ ] years.]

[Other Deposited
Assets and Credit

Support]............ [The Deposited Assets will also
                     include [direct obligations of the United States] [describe any assets which are ancillary or incidental to the Term Assets, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars) (such assets, together with the Term Assets, the "Deposited Assets"). See "Description of Deposited Assets".

                     The [Certificateholders] of the [specify particular classes] will have the benefit of [describe credit support] to support or ensure the [servicing and]
                     [timely  [ultimate]]   distribution  of  amounts  due  with
                     respect to the Deposited Assets[, including providing certain coverage with respect to losses thereon.]]

Distributions....... Holders of the Certificates  will be entitled to receive on each  Distribution  Date,  to the extent of available
                     funds on such Distribution Date, after payment of the expenses of the Trust, and its respective agents, (i) distributions payable in respect of or allocable to interest at the applicable Pass-Through Rate on the applicable Certificate Principal Balance,
                     (ii) distributions payable in respect of or allocable to principal and (iii) [in the case of [ _________ ],] distributions allocable to premium (if any) in an amount equal to all payments to premium (if any) received on the Term Assets for the applicable Collection Period. Distributions will be made on the Certificates only if, and to the extent that, payments are made with respect to the Deposited Assets or are otherwise covered by any Credit Support. [The holders of the Class [ ] Certificates will be entitled to receive on each Distribution
                     Date distributions allocable to interest in an amount equal to [describe Stripped Interest].] [The holders of the Class [ ] Certificates will not be entitled to receive any distributions allocable to principal or premium (if any),] See "Description of Certificates -Distributions".

Special Distribution
Dates...............If a payment  with  respect to the Term  Assets is made after the Term Assets Payment Date on which such payment was due, then such amount shall be distributed on the next occurring Business Day (a "Special Distribution Date") as if such funds had been available on the Distribution Date immediately preceding such Special Distribution Date; provided, however, that the Record Date for such Special Distribution Date shall be [ ] Business Days prior to the day on which the related payment was received from the Term Assets Trustee.

Subordination....... As to  the  extent  described  herein,  the  rights  of the holders of the Class [ ] Certificates [and specify other classes] to receive distributions of principal, premium (if any), and interest with respect to the Deposited Assets will be subordinated to the rights of the holders of the Class [ ] Certificates with respect to losses attributable to principal, premium (if any) and interest realized on a Deposited Asset (such losses, "Realized Losses"). See "Description of Certificates - Allocation of Losses; Subordination".

Optional Termination At  its  option,  the  [Company]  may
                     purchase all the Deposited Assets in the Trust, and thereby cause the termination of the Trust and early retirement of the Certificates, on any Distribution Date on which the aggregate principal amount of the Deposited Assets remaining in the Trust not more than [specify percentage no greater than 10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [Specify any other purchase or repurchase option of the Company or any Holder of Certificates.] See "Description of Trust Agreement - Termination" herein.

Termination of the
Trust............... The  Trust  Agreement  will  terminate  upon the  final distribution of Certificateholders of all amounts due in respect of the Deposited Assets. [Describe any further termination events].

Federal Income Tax
Consequences........ Orrick,  Herrington & Sutcliffe  LLP,  Special Tax Counsel,
                     has delivered an opinion that the Trust will be a grantor trust or a partnership for federal income tax purposes and not an association taxable as a corporation (or publicly traded partnership treated as a corporation). Although such treatment is not certain, the Trustee intends for tax reporting purposes to treat the Trust as a grantor trust and the balance of this discussion assumes that the Trust will be so classified.

                     For   a    discussion   of   the  consequences    of
                     recharacterization of the Trust as a partnership forfederal income tax purposes, see "- Possible Recharacterization of the Trust as a Partnership" in "Federal Income Tax Consequences" in the Prospectus.

                     In general, each Certificate will be treated as a synthetic debt instrument issued on the date it is acquired by the holder thereof. Each Certificateholder will be subject to the original issue discount ("OID") rules of the Code and Treasury Regulations with respect to such Certificates.

                     See "Federal Income Tax Consequences" herein and in the Prospectus.

Ratings.............It is a condition to the  issuance of the  Certificates that the certificates have the ratings specified above under "Summary of Principal Economic Terms - The Certificates - Ratings". A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at anytime by the assigning rating agency. A security rating does not address the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors [or whether investors in the Class [ ] Certificates may fail to recover fully their initial investment]. See "Ratings".

[Listing or Quotation

of Securities]...... The Company has filed an  application  to list
                     [specify listed Certificates] on the [specify exchange] or expects [specify Certificates] to be quoted on [specify automated quotation system].]

ERISA Considerations [modify, as appropriate] The Class [
                     ] Certificates [and specify others] may be eligible for purchase by Plans (as defined herein). The Class [ ] Certificates are not expected to be eligible for purchase by Plans. See "ERISA Considerations".

                           RISK FACTORS

      In connection with any investment in the any of the Certificates, prospective investors should consider, among other things, the material risk factors described below and any additional risk factors set forth in the Prospectus.

LIMITED ASSETS; TRUST'S RELATIONSHIP TO THE COMPANY

      The Trust has no significant assets other than the Term Assets and other Deposited Assets. If the Term Assets and such other Deposited Assets are insufficient to make payments or distributions with respect to the Certificates, no other assets will be available for payment of the deficiency. The Company is not obligated to make any payments in respect of the Certificates or the Term Assets. Accordingly, prospective investors should avail themselves of the same information concerning each Term Assets Issuer and each Term Asset as they would if they were purchasing the Term Assets directly. See "Description of Term Assets - Available Information".

MATURITY AND YIELD CONSIDERATIONS; REINVESTMENT RISK

      The rate of payment of principal of the Certificates, the aggregate amount of each distribution on, and the yield to maturity of, the Certificates will depend on the rate of payment of principal of the Term Assets. [Describe particular risks of particular Classes, if applicable.] The Term Assets are
generally   subject  to  [redemption]   [prepayment]  [early
amortization] upon the occurrence of any of the [redemption] [prepayment] [amortization] events applicable to such Term Assets as described herein and in the prospectus used in connection with the offering of such Term Assets (the "Term Assets Prospectus"). The rate of payment of principal of the Certificates may also be affected by the repurchase by a Term Assets Issuer of the Term Assets issued by such Term Assets Issuer at a purchase price equal to a percentage of the principal balance thereof plus accrued and unpaid interest, which right is exercisable only after the aggregate principal balance of the Term Assets is less than a specified percentage of their original principal balance. In such event the repurchase price paid by the Term Assets Issuer would be passed through to the Certificateholders.

      In the event that the Term Assets are redeemed or prepaid or if the Term Assets are sold and the proceeds thereof distributed prior to maturity as a result of a default, an investor's investment in the Certificates and the Term Assets will have a shorter average maturity than if such redemption, prepayment or other distribution had not occurred. Prevailing interest rates at the time of such early redemption, prepayment or distribution may be lower than the yield on the Certificates. Therefore, an investor in the Certificates may be unable to realize a comparable yield upon reinvestment of the funds from such redemption, prepayment or distribution.

NO ASSURANCE OF LIQUIDITY

      There is no assurance that any secondary market will develop or be maintained for any class of Certificates. While the Underwriter intends to maintain a secondary market for Certificates, it is not obligated to do so and any such market-making activity may be discontinued at any time without notice. There can be no assurance that a secondary market in the Certificates will develop or, if it does develop, that it will remain in existence for any period of time. The absence of a secondary market would adversely affect the liquidity of the Certificates.

[CERTIFICATES NOT LISTED ON EXCHANGE OR QUOTATION SYSTEM]

      [The Certificates are not required or expected to be listed on any securities exchange or quoted on any automated quotation system of a registered securities association. The absence of such listing or quotation may adversely affect the liquidity of the Certificates.]

NO MANAGEMENT OF TERM ASSETS

     Except as described herein, the Trust will not dispose of any Term Assets, regardless of adverse events (financial or otherwise) which may affect the value of the Term Asset or the Term Assets Issuer. If there is a payment default on any Term Asset or any other default which may result in the acceleration of the Term Asset, the

Trust will only dispose of or otherwise deal with the defaulted Term Asset in the manner provided in the Trust Agreement. [If a payment default on or acceleration of the Term Assets occurs, the Trust Agreement will provide that the Trust will sell or distribute the Term Assets notwithstanding market conditions at the time and the Trustee will have no discretion to do otherwise. Such sale or distribution may result in greater losses than might occur if the Trust continued to hold the Term Assets.]

[CREDIT RISK OF SINGLE OBLIGOR]

      [The Certificates represent interests in obligations of a single obligor. In particular, the Certificates will be subject to all the risks associated with a direct investment in [unsecured] obligations of the Term Assets Issuer.]

[TERM ASSETS ARE UNSECURED]

      [In a liquidation, holders of the Term Assets will be paid only after holders of secured obligations of the Term Assets Issuer[s]. According to the Term Assets Prospectus[es] the Term Assets are general unsecured obligations of the Term Assets Issuer[s], which rank on a parity with all other unsecured and unsubordinated indebtedness of the Term Assets Issuer, but which are effectively subordinated to the Term Assets Issuer's existing and future senior secured indebtedness to the extent of collateral therefor.]

[LIMITED  REMEDIES  AGAINST  FOREIGN  PRIVATE  ISSUERS;   REPORTING
PRACTICES MAY VARY]

      [The Term Assets will be obligations of companies incorporated or organized under the laws of a foreign country (each a "Foreign Issuer"). Some or all of the officers, directors and controlling persons of such Foreign Issuers may be residents of a foreign country, some or all of the experts named in their related registration statements may be residents of a foreign country and all or a substantial portion of the assets of the Foreign Issuers and such persons may be located outside the United States. Consequently, it may be difficult for the applicable Trust, as a holder of the Term Assets, to effect service within the United States upon a Foreign Issuer's directors, controlling persons, officers and experts who are not residents of the United States or to obtain or realize upon judgments in the United States against such foreign obligor predicated upon civil liability under the United States federal securities laws. While a Foreign Issuer may make certain information available by filing periodic reports and other information with the Commission, such information (including financial information) may differ in timing, form and substance from that normally available with respect to domestic issuers.]

[LIMITED REMEDIES AGAINST FOREIGN GOVERNMENT ISSUERS; SOVEREIGN RISK; REPORTING PRACTICES]

     [The Term Assets will include obligations of, or guaranteed by, foreign governments, foreign political subdivisions, or agencies and instrumentalities thereof (each such issuer and guarantor, if any, sometimes referred to herein as a "Foreign Government Issuer" and a "Foreign Government Guarantor", respectively; and collectively referred to as "Foreign Governments"). Consequently, it may be difficult for the applicable Trust as a holder of the Term Assets to obtain or realize upon judgments in the United States against such obligor. In the absence of a waiver or immunity by a Foreign Government, it would not be possible to obtain a United States judgment against such Foreign Government unless a court were to determine that such issuer is not entitled under the Sovereign Immunities Act of 1976 (the "Immunities Act") to sovereign immunity with respect to such action. Even if such an issuer is amenable to suit in the United States, the enforceability of any judgment obtained may be limited by a lack of substantial assets which can be levied upon in the United States or the inability to obtain recognition and enforcement of the judgment in the issuer's country. Because the Term Assets represent direct or indirect obligations of foreign governments, Certificateholders should consider the political, economic and other risks attendant to holding the obligations of a foreign government which are not typically associated with an investment in securities of a domestic issuer. Such risks include future political and economic developments, governmental repudiation, moratorium on payment or rescheduling of external debts, confiscatory taxation, imposition of any withholding tax, exchange rate fluctuations, political or social instability or diplomatic developments and the imposition of additional governmental laws or restrictions. While a Foreign Government Issuer may make certain information available by filing periodic reports and other information with the Commission, such information (including financial information) may differ in timing, form and substance from that normally available with respect to domestic issuers.]

NO INVESTIGATION OF TERM ASSETS OR TERM ASSETS ISSUERS

     None of the Company, the Underwriter or the Trustee has made, or will make, any investigation of the business condition, financial or otherwise, of the Term Assets Issuers, or verify any reports or information filed by the Term Assets Issuers with the Commission or otherwise made available to the public. It is strongly recommended that prospective investors in the Certificates consider publicly available financial and other information regarding the Term Assets Issuers. See "Description of Term Assets - Available Information". The issuance of the Certificates should not be construed as an endorsement by the Company, the Underwriter or the Trustee of the financial condition or business prospects of any of the Term Assets Issuers.

      [Describe any other risk factors and special considerations applicable to the specific Term Assets, other Deposited Assets and the particular structure of the Certificates being offered, including factors relating to the yield of the Certificates and risks associated with the Deposited Assets and the terms thereof.]

                      FORMATION OF THE TRUST

      The Trust will be formed pursuant to the Trust Agreement between the Company and the Owner Trustee. Concurrently with the execution and delivery of the Trust Agreement, the Company will deposit the Term Assets (or proceeds of the offering sufficient to purchase the Term Assets) in the Trust. The Owner Trustee, on behalf of the Trust, will accept (or purchase) such Term Assets and will deliver the Certificates to or upon the order of the Company.

      The Term Assets will be purchased by the Company in the secondary market (either directly or through an affiliate of the Company). The Term Asset will not be acquired from the Term Assets Issuer as part of any distribution by or pursuant to any agreement with the Term Assets Issuer. The Term Assets Issuer is not participating in this offering and will not receive any of the proceeds of the sale of the Term Assets to the Company or the issuance of the Certificates.

                  DESCRIPTION OF DEPOSITED ASSETS

     This Prospectus Supplement sets forth material terms with respect to the Deposited Assets, including the Term Assets and Term Assets Agreements, but does not provide detailed information with respect thereto. This Prospectus Supplement relates only to the Certificates offered hereby and is not an offering document for the Term Assets. All disclosure contained herein with respect to the Term Assets is derived from publicly available documents. [Describe publicly available documents] See "Description of Term Assets - Available Information". [The] [Each] [describe portion that is subject] Term Assets Issuer is subject to the information reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). Accordingly, each such Term Assets Issuer is obligated to file reports and other information with the Securities and Exchange Commission (the "Commission"). Although the Company has no reason to believe the information concerning the Term Assets, the Term Assets Agreements or [the] [each] Term Assets Issuer set forth in any Term Assets Prospectus or any report filed under the Exchange Act is not reliable, neither the Company nor any of the Underwriters has participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. Neither the Company nor [any of] the Underwriter[s] has verified the accuracy or completeness of such documents or reports. Information contained in such documents and reports is as of the date(s) stated therein, and comparable information, if given as of the date hereof, may be different. There can be no assurance that events affecting the Term Assets, the Term Assets Agreements or any Term Assets Issuer have not occurred, which have not yet been publicly disclosed, which would affect the accuracy or completeness of the publicly available documents described above.

      [SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS] The Deposited Assets will consist primarily of the Term Assets, which are [Alternative 1: specify publicly issued debt security or asset backed security or a pool of such debt securities or asset backed securities issued by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities)] [Alternative 2: specify publicly issued obligations of one or more foreign private issuers] [Alternative 3: specify publicly issued debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: specify publicly issued debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof].

                    DESCRIPTION OF TERM ASSETS

[USE THE FOLLOWING (I) WHERE THE TERM ASSETS CONSIST OF A SINGLE PUBLIC SECURITY AND (II) FOR EACH TERM ASSET WHICH COMPRISES MORE THAN TEN PERCENT (10%) OF A POOL OF SECURITIES]

      [The table below sets forth certain of the characteristics of the Term Assets. The table does not purport to be complete and is subject to, and
qualified  in  its  entirety  by   reference   to,  the  relevant   Term  Assets
Prospectuses.

                       Terms of Term Assets

Term Assets Issuer:

Term Assets:                       _______, due _______

Dated:

Original Principal Maturity Date:

Original Par Value Amount Issued:

CUSIP Number:

Stated Interest Rate:

Interest Payment Dates:

Mode of Payment of Term Assets:

Par Value Amount of Term Assets

Deposited Under Trust Agreement:]

AVAILABLE INFORMATION

      [The] [Each] [specify which] Term Assets Issuer is subject to the information requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information filed by the Term Assets Issuers with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661 and 75 Park Place, New York, New York 10007. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the Commission. [In addition, certain material described above and other information will also be available for inspection at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York.]]

             [INSERT BRACKETED LANGUAGE IF APPLICABLE]

      [Federal National Mortgage Association. The Federal National Mortgage Association ("Fannie Mae") is a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. ss. 1716 et seq. It is the largest investor in home mortgage loans in the United States. Fannie Mae originally was established in 1938, as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase loans from many capital market investors that ordinarily may not invest in mortgage loans, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. Fannie Mae also issues mortgaged-backed securities ("MBS"). Fannie Mae receives guaranty fees for its guaranty of timely payment of principal of and interest on MBS. Fannie Mae issues MBS primarily in exchange for pools of mortgage loans from lenders. The issuance of MBS enables Fannie Mae to further its statutory purpose of increasing the liquidity of residential mortgage loans.

      Fannie Mae prepares an Information Statement annually which describes Fannie Mae, its business and operations and contains Fannie Mae's audited financial statements. From time to time Fannie Mae prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Fannie Mae. These documents can be obtained without charge from Paul Paquin, Senior Vice President -- Investor Relations, Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (telephone: (202) 752-7115). Obligations issued by Fannie Mae are not subject to the registration requirements of the Securities Act and Fannie Mae is not subject to the periodic reporting requirements of the Exchange Act.]

      [Federal Home Loan Mortgage Corporation. The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a publicly held government-sponsored enterprise created on July 24, 1970 pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac's statutory mission is to provide stability in the secondary market for home mortgages, to respond appropriately to the private capital market and to provide ongoing assistance to the secondary market for home mortgages (including mortgages secured by housing for low-and moderate-income families involving a reasonable economic return to Freddie Mac) by increasing the liquidity of mortgage investments and improving the distribution of investment capital available for home mortgage financing. The principal activity of Freddie Mac consists of the purchase of first lien, conventional, residential mortgages and participation interests in such mortgages from mortgage lending institutions and the resale of the mortgages so purchased in the form of guaranteed mortgage securities. Freddie Mac generally matches and finances its purchases or mortgages with sales of guaranteed securities which are exempt from the registration requirements of the Securities Act. Mortgages retained by Freddie Mac are financed with short-and long-term debt, cash temporarily held pending disbursement to security holders, and equity capital.

      Freddie Mac prepares an Information Statement annually which describes Freddie Mac, its business and operations and contains Freddie Mac's audited financial statements. From time to time Freddie Mac prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Freddie Mac. These documents can be obtained from Freddie Mac by writing, calling or emailing Freddie Mac's Investor Inquiry Department at 8200 Jones Branch Drive, McLean,
Virginia       22102       (telephone       (800)       336-3672;        e-mail:
Investor_Inquiry@freddiemac.com). Freddie Mac is not subject to the periodic reporting requirements of the Exchange Act.]

      [Student Loan Marketing Association. The Student Loan Marketing Association ("Sallie Mae") is a stockholder-owned corporation established by the 1972 amendments to the Higher Education Act of 1965, as amended, to provide liquidity, primarily through secondary market and warehousing activities, for lenders participating in the Federal Family Education Loan ("FFEL") program and the Health Education Assistance Loan Program. Under the Higher Education Act, Sallie Mae is authorized to purchase, warehouse, sell and offer participations or pooled interests in, or otherwise deal in, student loans, including, but not limited to, loans insured under the FFEL program, and to make commitments for any of the foregoing. Sallie Mae is also authorized to buy, sell, hold, underwrite and otherwise deal in obligations of eligible lenders, if such obligations are issued by such eligible lender for the purpose of making or purchasing federally guaranteed student loans under the Higher Education Act. As a federally chartered corporation, Sallie Mae's structure and operational authorities are subject to revision by amendments to the Higher Education Act of other federal enactments.

     Pursuant to the Student Loan Marketing Association Reorganization Act of 1996 (the "Privatization Act"), the existing Sallie Mae, which is a GSE, became a subsidiary of SLM Holding Corporation, a Delaware corporation. SLM Holding Corporation is not a GSE. The Privatization Act provides that Sallie Mae may continue to issue debt obligations maturing on or before September 30, 2008 and further provides that the legal status of Sallie Mae's debt obligations will be fully preserved until their respective maturities. Such debt obligations will remain GSE obligations. Pursuant to the Privatization Act, Sallie Mae will wind down its operations and dissolve on or before September 30, 2008, with any outstanding Sallie Mae obligations being defeased on such date with United States government or agency obligations.

      Sallie Mae prepares an Information Statement annually which describes Sallie Mae, its business and operations and contains Sallie Mae's audited financial statements. From time to time Sallie Mae prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Sallie Mae. These documents can be obtained without charge upon written request to the Investor Relations Department of Sallie Mae at 11600 Sallie Mae Drive, Reston, Virginia 20193, telephone (703) 810-7600. Sallie Mae is not subject to the periodic reporting requirements of the Exchange Act.]

     [Resolution Funding Corporation. The Resolution Funding Corporation ("REFCORP") is a mixed-ownership government corporation established by Title V of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (the "FIRRE Act"). The sole purpose of the REFCORP was to provide financing for the Resolution Trust Corporation (the "RTC"), which was established by the FIRRE Act to manage and resolve cases involving failed savings and loan institutions and terminated in 1996. REFCORP is subject to the general oversight and direction of the Oversight Board, which is comprised of the Secretary of the Treasury, the Chairman of the Federal Reserve Board of Governors, the Secretary of Housing and Urban Development and two independent members from different political parties to be appointed by the President with the advice and consent of the Senate. The day-to-day operations of REFCORP are under the management of a three-member Directorate comprised of the Director of the Office of Finance of the FHLBs and two members selected by the Oversight Board from among the presidents of twelve FHLBs. The FIRRE Act limits the aggregate principal amount of interest bearing obligations which may be issued by REFCORP to $30 billion, which amount of obligations was issued in 1989. Pursuant to the FIRRE Act, the net proceeds of these obligations may be used to purchase nonvoting capital certificates issued by the RTC or to retire previously issued REFCORP obligations. REFCORP is to be dissolved, as soon as practicable, after the maturity and full payment of all obligations issued by it.

      REFCORP obligations are not obligations of, or guaranteed as to principal by, the Federal Home Loan Bank System, the Federal Home Loan Banks, the RTC or the United States of America. However, the principal of REFCORP obligations is fully payable from non-interest bearing obligations of the United States of America issued by the Secretary of the Treasury and deposited in a separate account at the Federal Reserve Bank of New York. Interest on REFCORP obligations is payable from earnings on assets of REFCORP, the net proceeds of receiverships, Federal Home Loan Bank contributions (to a maximum of $300 million annually) and the net proceeds of the sale of assets of the FSLIC Resolution Fund. To the extent not paid from these sources, any interest on REFCORP obligations is payable by the Secretary of the Treasury pursuant to an existing appropriation. Obligations issued by REFCORP are exempt from registration under the Securities Act.

     Information concerning REFCORP may be obtained from the Resolution Funding Corporation, Suite 850, 655 Fifteenth Street, N.W., Washington, D.C. 20005. REFCORP is not subject to the periodic reporting requirements of the Exchange Act.]

      [Federal Home Loan Banks. The Federal Home Loan Banks constitute a system of twelve federally chartered corporations (collectively, the "FHLBs"). The mission of each FHLB is to enhance the availability of residential mortgage credit by providing a readily available, low-cost source of funds to its member institutions. A primary source of funds for the FHLBs is the proceeds from the sale to the public of debt instruments issued by the Federal Housing Finance Board, which are the joint and several obligations of all of the FHLBs. The FHLBs are supervised and regulated by the Federal Housing Finance Board, which is an independent federal agency in the executive branch of the United States government, but obligations of the FHLBs are not obligations of the United States government.

      The Federal Home Loan Bank System produces annual and quarterly financial reports in connection with the original offering and issuance by the Federal Housing Finance Board of consolidated bonds and consolidated notes of the FHLBs. Questions regarding the Federal Home Loan Banks Combined Financial Statement should be directed to the Deputy Director, Financial Reporting and Operations Divisions, Federal Housing Finance Board, 1777 F Street, N.W., Washington, D.C. 20006,
(202) 406-2901. Copies of the Financial Reports will be furnished upon request to the Capital Markets Divisions, Office of Finance.]

      [Tennessee Valley Authority. TVA is a wholly owned corporate agency and instrumentality of the United States of America established pursuant to the Tennessee Valley Authority Act of 1933, as amended (the "TVA Act"). TVA's objective is to develop the resources of the Tennessee Valley region in order to strengthen the regional and national economy and the national defense. The programs of TVA consist of power and nonpower programs. The power program is required to be self-supporting from revenues it produces. The TVA Act authorizes TVA to issue evidences of indebtedness that may only be used to finance its power program. TVA securities are "exempted securities" within the meaning of the Exchange Act. TVA prepares an Information Statement annually which describes TVA, its business and operations and contains TVA's audited financial statements. From time to time TVA prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of TVA. These documents can be obtained upon written request directed to Tennessee Valley Authority, 400 West Summit Hill Drive, Knoxville, Tennessee 37902, Attention: Vice President and Treasurer, or by calling (423) 632-3366.]

     [Federal Farm Credit Banks. The Farm Credit System is a nationwide system of lending institutions and affiliated service and other entities (the "System"). Through its Banks ("FCBs") and related associations, the System provides credit and related services to farmers, ranchers, producers and harvesters of aquatic products, rural homeowners, certain farm-related businesses, agricultural and aquatic cooperatives and rural utilities. System institutions are federally chartered under the Farm Credit Act of 1971, as amended (the "Farm Credit Act"), and are subject to regulation by a Federal agency, the Farm Credit Administration (the "FCA"). The FCBs and associations are not commonly owned or controlled. They are cooperatively owned, directly or indirectly, by their respective borrowers. Unlike commercial banks and other financial institutions that lead to the agricultural sector in addition to other sectors of the economy, under the Farm Credit Act the System institutions are restricted solely to making loans to qualified borrowers in the agricultural sector and to certain related businesses. Moreover, the System is required to make credit and other services available in all areas of the nation. In order to fulfill its broad statutory mandate, the System maintains lending units in all 50 states and the Commonwealth of Puerto Rico.

      The System obtains funds for its lending operations primarily from the sale of debt securities issued under Section 4.2(d) of the Farm Credit Act ("Systemwide Debt Securities"). The FCBs are jointly and severally liable on all Systemwide Debt Securities. Systemwide Debt Securities are issued by the FCBs through the Federal Farm Credit Banks Funding Corporation, as agent for the FCBs (the "Funding Corporation"). Each FCB determines its participation in each issue of Systemwide Debt Securities based on its funding and operating requirements, subject to the availability of eligible collateral, to determinations by the Funding Corporation as to conditions of participation and terms of each issuance, and to FCA approval.

      Important information regarding the FCBs and the Farm Credit System, including combined financial information, is contained in disclosure information made available by the Funding Corporation. This information consists of the most recent Farm Credit System Annual Information Statement and any Quarterly Information Statements issued subsequent thereto (collectively, "Information Statements") and certain press releases issued from time to time by the Funding Corporation. Such information and the Farm Credit System Annual Report to
Investors for the current and two preceding fiscal years are available for inspection at the Federal Farm Credit Banks Funding Corporation, Investment Banking Services Department, 10 Exchange Place, Suite 1401, Jersey City, New Jersey 07302; Telephone: (201) 200-8000. Upon request, the Funding Corporation will furnish, without charge, copies of the above information. Additional information regarding the FCBs can be obtained on the Internet at www://farmcredit-ffcb.com.]


     [Government Trust Certificates. Government Trust Certificates ("GTCs") consist of certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "GTC Notes"), payable in U.S. Dollars, of a certain foreign government, backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the "DSAA"), of the due and punctual payment of 90% of all payments of principal and interest due on the GTC Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government or agencies thereof, sufficient to pay the remaining 10% of all payments of principal and interest due on the GTC Notes. Many issuances of GTCs were undertaken pursuant to Title III of the Foreign Operations, Export Financing and Related Programs Appropriations Acts (the "Appropriations Acts"), which permit borrowers to prepay certain eligible high-interest loans made by the Federal Financing Bank (the "FFB") under the Foreign Military Sales ("FMS") Credit Program. The Appropriations Acts permit prepayment of the FMS loans with the proceeds of new loans and authorize the issuance of a United States government guaranty covering no more and no less than ninety percent (90%) of the payments due on each such new loan, in accordance with the requirements of the Arms Export Control Act, as amended (the "AECA"). It is a condition to the issuance of Certificates under such program that the DSAA approve the refinancing of any such FMS loan. Although 90% of all payments of principal and interest on the GTC Notes are guaranteed by the United States government or agencies thereof, and 10% of such payments are secured by securities of the United States government or agencies thereof, the GTCs themselves are not so guaranteed. In the event of a default on the GTC Notes, the Trustee of the Trust would be required by the operative documents to make a claim against the United States government or an agency thereof or would be required to liquidate the collateral securing the GTC Notes.

      If the borrower under the GTC Notes fails to deposit with the related trustee all amounts due on the GTC Notes on any GTC Note payment date (each, a "GTC Note Payment Date"), the trustee will first notify the borrower and, one business day thereafter, will send a notice to the Director of the DSAA and to the related depositary setting forth the amounts due on the GTC Notes on such GTC Note Payment Date and the amounts, if any, received from the borrower. On the [11th calendar day] following the GTC Note Payment Date, if any amounts due on a GTC Note remain unpaid, the trustee will demand payment from DSAA on the applicable guaranty in accordance with its terms. On the day the trustee receives such payment, it will instruct the depositary immediately to deliver sufficient funds to pay the amounts remaining unpaid on the GTC Note.

      On the occurrence of an event of default (as defined in the related loan agreement), the trustee in its discretion may proceed to protect and enforce the rights of the GTC holders under the declaration of trust by a suit, action or other proceeding. As provided in the loan agreement, the guaranty and the depositary agreement, the trustee has the legal power to exercise all the rights, powers and privileges of a holder of the GTC Note.

      The trustee is required to take all necessary action, as permitted by the declaration of trust and applicable law (i) to enforce payments due from DSAA under the guaranty and (ii) to take possession of collateral maturing or paying interest on or prior to the GTC Note Payment Date on which default occurred, and to apply such funds in accordance with the declaration of trust for the benefit of holders of GTCs. The trustee is required to notify the borrower upon taking the foregoing actions. Neither the Trust holding a GTC Note nor DSAA has the right to accelerate payment of the GTC Note, notwithstanding any failure of the borrower to make payment on the GTC Note or other event of default with respect to the GTC Note. [The applicable Prospectus Supplement will specify, to the extent GTCs are included as Term Assets, the waiting period that must elapse before reimbursement for a default on the GTC Notes, and the delay between payment on the GTC Notes and payment on the GTCs that is built into the GTCs to protect against a delay in reimbursement. In addition, the related Prospectus Supplement will specify, to the extent applicable: (i) the aggregate principal amount of such GTCs; (ii) the coupon, if any, borne by such GTCs; (iii) the stated maturity of each GTC; (iv) the identity of each underlying obligor; and
(v) the conditions under which, and the terms on which, any underlying obligation may be prepaid or redeemed prior to the stated maturity of the obligation.]]

     [AID-Guaranteed Securities. Obligations guaranteed by the United States Agency for International Development ("AID-Guaranteed Securities") consist of notes, bonds, credit facilities and other debt instruments issued by the United States Agency for International Development ("AID") which are issued or arranged by intermediary financial institutions ("IFIs") and guaranteed in whole or in part by AID.

      Most AID guarantees are established under the auspices of the Private Sector Investment Program (the "Investment Program"), created in 1983 under
Section 108 of the Foreign Assistance Act of 1961 and administered by AID. The Investment Program seeks to promote sustainable economic development by strengthening the private sector in developing countries, primarily through the facilitation of small business financing needs. In 1988 Congress provided the Investment Program with loan guarantee authority, and guarantees have become the Investment Program's principal financing instrument. AID guarantees are backed by the full faith and credit of the United States government.

      The Housing Guaranty Program (the "Housing Program") is administered by the AID Office of Housing and Urban Programs. The Housing Program facilitates collaboration between AID and host-country housing institution borrowers in both the public and private sectors. Under the Housing Program AID participates in the planning, structuring and execution of a housing or shelter finance program. Through the conclusion of "implementation agreements")the Housing Program aids developing countries in securing favorable terms in U.S. capital markets for a U.S.government-guaranteed loan.

     Pursuant to the fiscal agency agreement, if the borrower does not deposit with the fiscal agent at or before 12:00 noon, New York City time, on any date on which a payment of principal, interest or maturity amount on the AID-Guaranteed Securities is due (each, an "AID-Guaranteed Security Payment Date"), immediately available funds in an amount sufficient to pay in full any interest and principal, and any maturity amount, due on such AID-Guaranteed Security Payment Date with respect to the AID-Guaranteed Securities, the fiscal agent, acting on behalf of the holders of the AID-Guaranteed Securities, is obligated to make a demand upon AID, not later than 2:00 p.m., New York City time, on such AID-Guaranteed Security Payment Date for payment pursuant to the guarantees.

      Pursuant to the guarantees, AID is required, not later than three (3) business days following receipt of such demand, to pay to the demanding AID-Guaranteed Securityholders the applicable guaranteed amount. Upon receipt by the fiscal agent of payments from AID pursuant to the guarantees, the fiscal agent will be required, if such payments are received at or prior to 12:00 noon, New York City time, on any business day, to remit such payments to the registered holders of the AID-Guaranteed Securities entitled thereto on such business day and, if such payments are received after such time, to remit such payments to such registered holders on the next such business day.

      Each AID-Guaranteed Securityholder is deemed by the acceptance of a AID-Guaranteed Security to have irrevocably appointed the fiscal agent as its agent for the purpose of making a demand for payment upon AID pursuant to the guarantees and receiving any payment to an AID-Guaranteed Securityholder by AID pursuant to the guarantees. The Regulations also provide that any AID-Guaranteed Securityholder may make demand for payment on AID under a guarantee on its own behalf immediately upon the failure of the borrower to make any payment when due under the applicable AID-Guaranteed Security. All payments made by AID to the fiscal agent pursuant to the guarantees will be held in trust by the fiscal agent solely for the benefit of the registered holders of the AID-Guaranteed Securities until remitted to such holders. AID will be discharged from its obligations to make a payment pursuant to the guarantees upon the making of such payment to the fiscal agent on behalf of the AID-Guaranteed Securityholders, provided that such discharge will be effective only as to such payment and to the extent of the amount of such payment.

      As provided by the terms of each AID-Guaranteed Security, an event of default will be deemed to have occurred if the borrower fails to make any payment on such AID-Guaranteed Security on the applicable Payment Date. On the occurrence of an event of default, the trustee of such AID-Guaranteed Security or the Trustee may make demand on AID under the guarantees. However, none of the fiscal agent, the Trustee or AID may accelerate payment of any AID-Guaranteed Security, notwithstanding any failure of the borrower to make payment on the AID-Guaranteed Securities.

[USE THE  FOLLOWING  WHERE  THE TERM  ASSETS  CONSIST  OF A POOL OF
PUBLIC SECURITIES]

      [The Deposited Assets will consist primarily of the Term Assets, which are a pool of [Alternative 1: specify debt securities issued by one or more corporations, banking organizations or insurance companies] [Alternative 2: specify obligations of one or more foreign private issuers] [Alternative 3: specify debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: specify debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof]. The Term Assets will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Term Assets will not be acquired either from the respective obligors on the Term Assets or pursuant to any distribution by or agreement with such obligors.

      The composition of the Term Assets pool and the distribution by ratings, remaining term to maturity and interest rate of the Term Assets as of [ _______ ], [ ____ ] (the "Cut-off Date"), as derived from the relevant Term Assets Prospectuses, is as set forth below:

                Composition of the Term Assets Pool
                      as of the Cut-off Date

                    Number of Term Assets:

                    Aggregate Principal Balance:              [$]
                    Average Principal Balance:           [$]
                    Largest Balance:                     [$]
                    Weighted Average Interest Rate:      [%]
                    Weighted Average Original Term
                    to Maturity:                    years
                    Weighted Average Remaining Term
                    to Maturity:                    years
                    Longest Remaining Term
                    to Maturity:                    years




                      Distribution by Rating
          of the Term Assets Pool as of the Cut-off Date

     Rating                           Aggregate      Percentage of
                                      Principal        Aggregate
                       Number          Balance         Principal
                                                        Balance

Total                 ============    ============    ===============

                      Distribution by Remaining Term to Maturity of the Term Assets Pool as of the Cut-off Date

 Remaining Term                        Aggregate      Percentage of
   to Maturity                         Principal        Aggregate
                        Number          Balance         Principal
                                                        Balance
                      ============    ============    ===============

Total

                      Distribution by Interest Rate of the
                      Term Assets Pool as of the Cut-off Date

  Interest Rate                       Aggregate      Percentage of
      Range                           Principal        Aggregate
                       Number          Balance         Principal
                                                        Balance
                      ============    ============    ===============

Total

 [USE THE FOLLOWING WHERE THE TERM ASSETS CONSIST OF A POOL OF ASSET BACKED SECURITIES OF MULTIPLE ISSUERS]

     [The Deposited Assets will consist primarily of the Term Assets, which are a pool of publicly issued asset backed securities. [Describe applicable type(s) of asset backed securities]. The Term Assets will be purchased by the Company or the Trust in the secondary market (either directly or through an affiliate of the Company)and will be deposited into the Trust. The Term Assets will not be acquired either from the respective issuers of the Term Assets or pursuant to any distribution by or agreement with such issuers. The composition of the Term Assets pool as of [ ______ ], [ ____ ] (the "Cut-off Date"), as derived from the relevant Term Assets Prospectuses, is as set forth below:

                       Terms of Term Assets

Issuer .............
Servicer............
Trustee ............
Designation.........
Percentage of total Term Assets Pool
Investor Amount.....
Series Termination Date (1)
Certificate Rate....
Monthly payment Date (2)
Commencement of Controlled
 Amortization/Accumulation Period (3)
Minimum Seller's Percentage
Cash Collateral Guaranty (4) Amount
Percentage of Subordinated
 Class ___ Certificates
 Optional Repurchase Percentage
 Ratings (5).........

-------------
(1)   Includes defined terms:  Series  Termination Date and Stated
      Series Termination Date.
(2)   Includes defined terms:  Payment Date and Distribution Date.
(3)   Includes  defined  terms:  Controlled  Amortization  Period,
      Controlled  Accumulation  Period and  Controlled  Liquidation
      Period.
(4) A "Cash Collateral Guaranty" generally provides, that in the event that a deficiency exists with respect to a payment of interest and/or principal, an amount equal to such deficiency may be withdrawn from the case collateral account and applied to such deficiency up to the amount provided in the Term Assets Agreement.
(5)   As of [ ________ ], [ ____ ].

                           -------------

      As of the Cut-off Date, [all of] [approximately [ ]% of] such Term Assets were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and no obligor of any Term Asset was in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of any of the Term Assets is not a recommendation to purchase, hold or sell such Term Asset or the Certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. See "Ratings" herein and "Risk Factors--Limited Nature of Rating; Reduction or Withdrawal of Rating" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the Certificates.]

      [The Term Assets will be held by the Trustee as book-entry credits to an account of the Trustee at DTC.]

TERMS OF TERM ASSETS [REPEAT FOR EACH TERM ASSET WHICH  COMPRISES MORE
                      THAN TEN PERCENT (10%) OF A POOL OF SECURITIES]

     [Include information as applicable][The Term Assets of the Trust will consist solely of initially [$] [ ____________ ] aggregate principal amount of [ _____ ] [ _____ ]% [specify applicable type/designation of assets], due [
_______ ], [ ] issued by [identify Term Assets Issuer[s]], having the characteristics described in the applicable Term

Assets Prospectus. The Term Assets were originally issued by the applicable Term Assets Issuer as part of an underwritten public offering of [$] [ ____________ ] aggregate principal amount of such securities, pursuant to a registration statement on [Form S-3][Insert applicable form/schedule] (together with all amendments and exhibits thereto, the "Term Assets Registration Statement"), filed by the Term Assets Issuer with the Commission under the Securities Act . Distributions are required to be made on the Term Assets semiannually on the [ _____ ] day of each [ ] and [ _____ ], commencing [ ____________ ] (each, a
"Term Assets Payment Date"), or if such day is not a Business Day, on the next succeeding Business Day.

     The Term Assets, together with any other Deposited Assets described below and any Credit Support, represent the sole assets of the Trust that are available to make distributions in respect of the Certificates. Consequently, the ability of Certificateholders to receive distributions in respect of the Certificates will depend on the Trust's receipt of payments on, or in respect of, the Term Assets.

      This Prospectus Supplement, the Prospectus, each Term Assets Prospectus and each Term Assets Registration Statement describes the material terms of the Term Assets and the Term Assets Agreements. This Prospectus Supplement is qualified in its entirety by, and should be read in conjunction with, (i) the Prospectus, (ii) each Term Assets Prospectus, and (iii) the Term Assets Registration Statement of which such Term Assets Prospectus is a part. No representation is made by the Trust, the Trustee or the Company as to the accuracy or completeness of the information contained in any Term Assets Prospectus or Term Assets Registration Statement.

INTEREST PAYMENTS

      Interest accrues on the Term Assets at the certificate rate for each class and series of such securities, from the date of the initial issuance thereof. Interest at the applicable rate will be paid to the Certificateholders [ ] [monthly] [quarterly] [semiannually] on the [ ] day of each [ ] (or, if such day is not a business day, the next succeeding business day).

      [Interest on the Term Assets is calculated on the basis of the actual number of days in the related interest period and a 360-day year.]

      The Term Assets bear interest [in the aggregate] at a [weighted average] rate per annum equal to [ %] [describe rate or method of calculation].

PRINCIPAL PAYMENTS

      [Identify principal payment dates of Term Assets]

      [Include if applicable, with definitions of relevant terms] [Generally, principal payments due to the holders of the Term Assets are scheduled to commence on the first payment date with respect to a Controlled Amortization
Period for a series of Term Assets (a "Term Asset Controlled Amortization Period") or will be provided for by accumulating collections on the Receivables for a specified period (a "Term Asset Accumulation Period") and paid on the schedule final payment date, but in either case may be paid earlier or later than such date. However, if an [Early Amortization Event, Payout Event, Liquidation Event or Economic Amortization Event] (as such terms are defined in Term Assets Agreements) (each such event, a "Term Asset Early Amortization Event") occurs, [monthly] distributions of principal to the holders of the Term Assets will begin on the first payment date following the occurrence of such Term Asset Amortization Event. See "Term Asset Amortization Events" below.

     If a Term Asset Early Amortization Event does not occur, principal will be distributed to the holder of the Term Assets on the first payments date during the applicable Term Asset Controlled Amortization Period or at the end of the Term Asset Accumulation Period") If, however, the amount of principal distributed on the scheduled final payment date is not sufficient to pay the holders of the Terms Assets in full, then monthly distributions of principal to the holders of Term Assets will occur on each Payment Date after the scheduled final payment date.]

[INCLUDE IF APPLICABLE] [REDEMPTION OR CONVERSION FEATURES]

      [Describe any redemption, put, call or other conversion features of the Term Assets].

[INCLUDE IF APPLICABLE] [SECURED] [UNSECURED] [OBLIGATIONS]

      [Describe the security, including any collateral, for the Term Assets and the priority (senior, subordinated) thereof with respect to other indebtedness of the applicable Term Assets Issuer.]

[INCLUDE   IF   APPLICABLE][INVESTOR PERCENTAGE AND SELLER'S PERCENTAGE]

      [Pursuant to the Term Assets Agreements, all amounts collected on Receivables will be allocated between the Investor Interest of the holders of the Term Assets, the Investor Interest of any other series and the Seller's Interest by reference to the Investor Percentage of the holders of the Term Assets, the Investor Percentage of any other series and the Seller's Percentage.

      The Seller's Percentage generally means the excess of 100% over the aggregate Investor Percentage of all series issued by such Term Assets Issuer then outstanding.]

[INCLUDE IF APPLICABLE][ALLOCATION OF COLLECTIONS]

      [The Term Asset Servicer will deposit any payments collected by the Term Asset Servicer with respect to the Receivables and will generally allocate such amounts as follows:

      [(a) an amount equal to the applicable Seller's Percentage of the aggregate amount of deposits in respect of Principal Receivables and Finance Charge Receivables, respectively, will be paid to the holder of the Seller's Certificate;

      (b) an amount equal to the applicable Investor Percentage of the aggregate amount of such deposits in respect of Finance Charge Receivables will be deposited into an account for the benefit of the holders of the Term Assets;

      (c) during the Revolving Period, an amount generally equal to the applicable Investor Percentage of the aggregate amount of such collections in respect of Principal Receivables will be paid to the holder of the Seller's Certificate, provided, however, that such amount may not exceed the amount equal to the Seller's Interest. The term "Seller's Certificate" also encompasses the terms Exchangeable Seller's Certificate and Exchangeable Transferor's Certificate. "Principal Receivables"generally consist of amount charged by cardholders for merchandise and services, amounts advanced as cash advances and the interest portion of any participation interests. "Finance Charge Receivables")generally consist of monthly periodic charges, annual fees, cash advance fees, late charges, over-the-limit fees and all other fees billed to cardholders, including administrative fees;

      (d) during the Controlled Amortization Period, Rapid Amortization Period or Accumulation Period, collections of Principal Receivables will be allocated to the holders of Term Assets based on the Investor Percentage, subject, during a Controlled Amortization Period, to a cap.]]

[TERM  ASSETS  EVENTS OF  DEFAULT][TERM  ASSET  EARLY  AMORTIZATION
EVENTS]

      The following is a summary of the typical Term Assets [Events of Default][Early Amortization Events] for each series of Term Assets. [Any additional Term Asset Early Amortization Events, unique to a particular series of Term Asset, will be described following the summary];

      [(a) failure to make payments to holders of Term Assets with the time periods given in the Term Assets Agreements;]

      [(b) material breaches of certain ____ representations, warranties or covenants or failure to observe or perform in a material respect any covenant or agreement under any Term Assets Agreement;]

      [(c)  occurrence  of  a  material  default  by a  Term  Asset
Servicer;]

      [(d) failure to maintain the minimum Seller's Percentage;]

      [(e) failure to maintain a certain minimum level of Receivables or accounts, or the Seller being unable to transfer Receivables or accounts to Term Assets Issuer;]

      [(f) certain events of bankruptcy or insolvency relating to the Seller;]

      [(g) Term Assets Issuer becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended;]

      [(h) any reduction of the portfolio yield or excess spread (averaged over any three consecutive months) to a rate below a certain rate provided in the Term Assets Agreement for such a period;]

      [(i) the available amount of the cash collateral guaranty is less than [ ____ ]% of the amount of the Investor Interest for the underlying series of Term Assets.]

[Describe  Additional  Term Asset  Events of  Default  or  Specific
Amortization Events]

      [The pool of Term Assets, together with any other assets described below any Credit Support described under "Description of Credit Support", represents the sole assets of the Trust that are available to make distributions in respect of the Certificates.]

      The Deposited Assets will also include [describe any assets which are ancillary or incidental to the Term Assets, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps, and collars, and any cash or other security pledged to support the Term Assets].

                  [DESCRIPTION OF CREDIT SUPPORT]

      For the benefit [solely] of [Class [ ] Certificates [and the Class [ ] Certificates]], Credit Support will be obtained [and will constitute part of the Trust to the extent provided below] to support or ensure the [servicing and [timely] [ultimate]] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below.

[THE LETTER OF CREDIT]

      Simultaneously with the Company's assignment of the Deposited Assets to the Trust, the Company will obtain the Letter of Credit from [ ] (the "Letter of Credit Bank") in favor of the Owner Trustee. The Letter of Credit will be irrevocable and will [support the [timely] [ultimate] remittance of amounts due with respect to the Deposited Assets]. [The maximum amount that may be drawn under the Letter of Credit will initially be equal to [$] [ ___________ ]. The initial amount of the Letter of Credit will be [$] [ ___________ ]. Thereafter, the amount of the Letter of Credit with respect to any Distribution Date will equal [the lesser of (i) [ ]% of the aggregate Certificate Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on such preceding Distribution Date) but in any event not less than [$] [ __________ ], and (ii) the amount of the Letter of Credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the Letter of Credit and (b) recoveries on defaulted Deposited Assets] [describe other methods]. The Letter of Credit expires on [ __________ ], [ ____ ]. The Owner Trustee will be obligated, in the event of a drawing on the Letter of Credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the Letter of Credit Bank to the extent of any amounts owing, in the manner and priority specified herein.]

      [Add language regarding the Letter of Credit Bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets liabilities (including deposits) and equity, and include an address for further information concerning the Letter of Credit Bank. In addition, to the extent that the Letter of Credit will cover payment of 20% or more of the cashflow to the applicable Series, provide (or incorporate by reference) the audited financial statements of the Letter of Credit Bank. To the extent that the Letter of Credit will cover payment of between 10 and 20% of the cashflow to the applicable Series, provide (or incorporate by reference) information required by
Item 301 of Regulation S-K with respect to the Letter of Credit Bank.]

[THE SURETY BOND]

      Simultaneously with the Company's assignment of the Deposited Assets to the Trust, the Company will obtain the Surety Bond from [ ] (the "Surety") in favor of the Owner Trustee. The Surety Bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Class[ ]] Certificates. The Surety Bond expires on [ __________ ], [ ____ ]. The Owner Trustee will be obligated, in the event of a drawing on the Surety Bond, to pursue appropriate remedies against the Deposited Assets and other Assets and other collateral, and any realization thereon shall be paid to the Surety to the extent of any owing, in the manner and priority specified herein.

      [Add language regarding the issuer of the Surety Bond with respect to its debt ratings, activities in engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include and address for further information concerning the Surety. In addition, to the extent that the Surety Bond will cover payment of 20% or more of the cashflow to the applicable Series, provide (or incorporate by reference) the audited financial statements of the Surety. To the extent that the Surety Bond will cover payment of between 10 and 20% of the cashflow to the applicable Series, provide (or incorporate by reference) information required by Item 301 of Regulation S-K with respect to the Surety.]

[RESERVE ACCOUNT]

      The Company will deposit with the Owner Trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the Certificates in the amount of [$] [ ________ ]. [Collections with respect to the Deposited Assets not distributed with respect to the Certificates shall be deposited in the Reserve Account.] Amounts so deposited in such Reserve Account will be used to make payments of principal of and premium (if any) and interest on the Certificates to the extent that funds are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to the Company.]

[OTHER FORMS OF CREDIT ENHANCEMENT]

      [Describe the material terms of any other form of credit enhancement which is included in the Trust, including any interest rate, currency, securities, commodity or credit swaps, caps, floors, collars or options, and identify each counterparty thereto. To the extent the credit exposure pursuant to such credit enhancement will equal or exceed 20% of the cashflow to the applicable Series, provide (or incorporate by reference) the audited financial statements of the applicable counterparty. To the extent that such exposure is between 10 and 20% of cashflow to the applicable Series, provide (or incorporate by reference) summarized financial information with respect to the counterparty.]

                     YIELD ON THE CERTIFICATES

      [Describe factors relating to the Deposited Assets, the terms thereof and the manner and priority in which collections thereon are paid or allocated to each class of the Certificates, as described elsewhere herein.] See "Maturity and Yield Considerations" in the Prospectus.

                    DESCRIPTION OF CERTIFICATES

GENERAL

     The Certificates will consist of [ ] class of Certificates, designated as Class[ ] [ ,] [and] Class [ ] [and Class____] Certificates. The Certificates will be denominated and distributions with respect thereto will be payable in the Specified Currency. The Certificates represent in the aggregate the entire beneficial ownership interest in the related Trust. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] [ _______ ] (approximate) and a [ %] [Variable] Pass-Through Rate. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] [ _____ ] (approximate) and a [ %] [Variable] Pass-Through Rate. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] [ ________ ] (approximate) and a [ %] [Variable] Pass-Through Rate. [The Class [ ] Certificates, which are not being offered hereby, will be transferred by the Company to an affiliate on the Closing Date, and may be sold at any time by the Company in accordance with the terms of the Trust Agreement.]

      The Certificates [other than the Class [ ] Certificates [and specify others] (the "Definitive Classes"))] will be issued, maintained and transferred on the book-entry records of DTC and it Participants in minimum denominations of [$ ] and [integral multiplies thereof] [multiplies of [$ ] in excess thereof]. [The Class [ ] Certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial Notional Amounts or Certificate Principal Balance, as applicable, of [$ ] and integral multiples thereof, except that one Certificate of each such class may be issued with an initial Notional Amount or Certificate Principal Balance, as applicable, equal to an integral multiple of [$ _______ ] plus the excess of the initial aggregate Notional Amount or Certificate Principal Balance, as applicable, of such class over the greatest integral multiple of [$ ] that is not more than such initial aggregate Notional Amount or Certificate Principal Balance, as applicable.]

     The Certificates [(other than the Definitive Classes of Certificates)] will initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Company, the "Clearing Agency"), except as provided below. The Company has been informed by DTC that DTC's nominee will be Cede & Co. ("Cede"). No holder of any such Certificate (a "Security Owner") will be entitled to receive certificate representing such person's interest, except as set forth below under "--Definitive Certificates". Unless and until Definitive Certificates are issued under the limited circumstances described herein, all references to actions by holders with respect to any such Certificates shall refer to actions taken by DTC upon instructions from its Participants. See "--Definitive Certificates" below and "Description of Certificates - Global Certificates" in the Prospectus.

      Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a Security Owner only at the direction of one or more Participants to whose DTC account such Certificates are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of Participants whose holdings of such Certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that Participants whose holdings of Certificates evidence such Voting Rights, authorize divergent action.

DEFINITIVE CERTIFICATES

      Definitive Certificates will be issued to Security Owners or their nominees respectively, rather than to DTC or its nominee, only if (i) the Company advises the Owner Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to a class of Certificates [(other than the Definitive Classes)] and the Company is unable to locate a qualified successor or (ii) the Company, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the definitive certificates representing the Certificates [(other than the Definitive Classes of Certificates)] and receipt of instructions for re-registration, the Owner Trustee will reissue such Certificates as Definitive Certificates issued in the respective principal amounts owned by the individual owners of such Certificates, and thereafter the Owner Trustee will recognize the holders of such Definitive Certificates as holders under the Trust Agreement.

DISTRIBUTION

      Collections on the Deposited Assets that are received for a given Collection Period pursuant to the collection procedures described herein and in the Prospectus will be applied by on each applicable Distribution Date to the following distributions in the following order of priority, solely to the extent of Available Funds (as defined below) on such Distribution Date:

      (i) to the Owner Trustee, all unpaid fees and expenses owed thereto and its respective agents, up to the Allowable Expense Amount (as defined below) for the related Collection Period;

      (ii) [to the providers of Credit Support ("Credit Support Providers"), any amount required to be paid or reimbursed to, or deposited with, any such person (collectively, "Credit Support Payments");]

     (iii)to the Certificateholders of each Class of such Series, first, to the payment of Required Interest [and on a pro rata basis to the Credit Support Providers for the payment of any Credit Support Payments], second, to the payment of Required Principal and third, to the payment of Required Premium, in each case applicable to such Class, commencing with the most highly ranked Class and, to the extent Available Funds remain available, to each other Class in accordance with the ranking specified herein under "--Allocation of Losses; Subordination";

      (iv) [to the Credit  Support  Providers,  any Credit Support
           Payments;]

      (v) to the Owner Trustee, all its remaining unpaid fees and expenses and those of its respective agents not otherwise paid pursuant to clause
           (i) above;

      (vi) [all remaining amounts, if any, to the Company.]

      There can be no assurance that collections received from the Deposited Assets and any applicable Credit Support relating to the Certificates over a specified period will be sufficient, after payment of all Allowable Expense Amounts [and payments of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions on the Certificates. To the extent Available Funds are insufficient to make any such distributions due to any such Series or Class, any shortfall will be carried over and will be distributed on the next Distribution Date on which sufficient funds exist to pay such shortfalls.

      For purposes hereof, the following terms have the following meanings:

           "Allowable Expense Amount" means, for any given Collection Period, the sum of (x) [$] [ ____ ]and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.

           "Available Funds" for any Distribution Date means the sum of (a) all amount received on or with respect to the Deposited Assets (including investment income on Eligible Investment) received during the preceding Collection Period[,] [and] (b) amounts available as such Distribution Date pursuant to the Credit Support described herein [and (c) any additional amount that the [Company] may remit to the Owner Trustee from time to time according to the terms of the Trust Agreement for application as Available Funds].

           "Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices.]].

           "Eligible Investments" means, with respect to the Certificates, those investments acceptable to the Ratings Agency as being consistent with the rating of such Certificates. Generally, Eligible Investments must be limited to obligations or securities that mature no later than the business day prior to the next succeeding Distribution Date.

           "Required Interest" for the Certificates or any Class thereof on any given Distribution Date means the accrued and unpaid interest on the outstanding Certificate Principal Balance [or Notional Amount] of such Certificates, computed at the applicable Pass-Through Rate.

           "Required Premium" for the Certificates or any Class thereof for any Distribution Date means an amount equal to the product of (a) the Required Principal for such Certificates on such Distribution Date and (b) the Call Premium Percentage for such Distribution Date.

           "Required Principal" for the Certificates or any Class thereof for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent payable or allocable to such Certificates. The Certificate Principal Balance of a Certificate outstanding at an time presents the maximum amount that the holder thereof is entitled to receive as distribution payable in respect of or allocate to principal from the cash flow on the Term Assets, the other assets in the Trust and any Credit Support obtained for the benefit of such holder. The Certificate Principal balance of any class of Certificates [(other than the Class [ ] Certificates)] as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance there deemed to have occurred in connection with allocations of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described herein. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify amount].] [Holders of the Class [ ] Certificates are not entitled to receive any distributions allocable to principal

      [Notwithstanding the priorities described above, holders of the Class [ ] Certificates and the Class [ ] Certificates will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the Certificate Principal Balance of the Class [ ] Certificates and the Class [ ] Certificates, if any of the following conditions shall be satisfied: [describe conditions, if any by which a certain class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the Closing Date].]

[ADVANCES]

      [Subject to the following limitations, the [Trustee] will be obligated to advance or advance or cause to be advanced on or before each Distribution Date its own funds, or other available funds, in an amount equal to the aggregate of payments of principal, premium (if any) and interest, net of that portion of the Administrative Fee (as defined herein) attributable to fees and expenses of the Owner Trustee, that were due during the related Collection Period and that were delinquent on the related Determination Date (any such advance, an "Advance").

      Advances are required to be made only to the extent they are deemed by the [Trustee] to be recoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds. The purpose of making such Advance is to maintain a regular cash flow, rather than to guarantee or insure against losses. The [Trustee] will not be required to make any Advances with respect to reductions in the amount of the payments on the Deposited Assets due to bankruptcy proceedings with respect to the Deposited Assets.

      All Advances will be reimbursable from late collections, insurance proceeds, if any, and any proceeds from the liquidation of the Deposited Asset ("Liquidation Proceeds") as to which such unreimbursed Advance was made. In addition, any Advance previously made in respect of any Deposited Asset that are deemed to be nonrecoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds may be reimbursed to the [Trustee] out of any funds allocable to any of the Deposited Assets prior to the distributions on the Certificates. [In the event that the Servicer fails in its obligation to make any such Advance, the Owner Trustee may be obligated to make any such Advance, to the extent provided in the Trust Agreement.]]

ALLOCATION OF LOSSES; SUBORDINATION

      The subordination described herein provided by the Class [ ] Certificates [and the Class [ ] Certificates] is designed to protect holders of the remaining classes of Certificates from certain losses and other shortfalls with respect to the Deposited Assets. As a result, losses and other shortfalls with respect to the Deposited Assets will be borne by the remaining classes of Certificates, to the extent described below, only if such losses and other shortfalls are not so covered, or the coverage in respect thereof has been exhausted.

      [Realized  Losses and  Extraordinary  Trust  Expenses will be
allocated   on  any   Distribution   Date  as  follows:   [describe
allocation among the various classes].]

      [An "Extraordinary Trust Expense" is an expense of a given Trust is excess of the Allowable Expense Amount.]

[RESTRICTION ON TRANSFER OF THE CLASS [    ] CERTIFICATES

      Because the Class [ ] Certificates are subordinate to the Class [ ] Certificates and the Class [ ] Certificates to the extent set forth herein, the Class [ ] Certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See

"ERISA Considerations".]

                  DESCRIPTION OF TRUST AGREEMENT

GENERAL

     The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the Registration Statement. A Current Report on Form 8-K relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by the Company with the Commission following the issuance and sale of the Certificates. The Trust created under the Trust Agreement will consist of (i) the Deposited Assets (exclusive of any Retained Interest, which is not part of the Trust), (ii) all payments on or collections in respect of the Deposited Assets due after the Cut-off Date, together with any proceeds thereof[,] [and] [(iii) any Credit Support in respect of any class or classes of Certificates] [and (iv) the rights of the Company under the purchase agreement for the Deposited Asset between the Company and the seller of the Deposited Asset]. [In addition, the Certificateholders of the Certificates may also have the benefit of certain Credit Support discussed above. See
"Description of Credit Support".] Reference is made to the Prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust Agreement and the Certificates. The material terms of the Trust Agreement are summarized below and in the Prospectus. Such summaries do not purport to be complete and are subject to the detailed provisions contained in the form of Trust Agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

THE OWNER TRUSTEE

      [ _________ ], a [ ___________ ], will act as trustee for the Certificates and the Trust pursuant to the Trust Agreement. The Owner Trustee's offices are located at [ ] and its telephone number is [ ________________________ ].

      The Trust Agreement will provide that the Owner Trustee and any director, officer, employee or agent of the Owner Trustee will be indemnified by the Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Owner Trustee's duties under the Trust Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Owner Trustee under the Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Owner Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard of the Owner Trustee's obligations and duties under the Trust Agreement.

DISTRIBUTION OF TERM ASSETS

      In the event the Term Assets Issuer were to cease reporting as required under the Securities and Exchange Act of 1934 at a time when the Depositor is subject to such a reporting requirement, then the Term Assets will be distributed to holders of the Certificates pursuant to the following formula [describe formula], and the Certificates would be cancelled.

VOTING RIGHTS

      [At all times,] [Subject to the succeeding paragraph,] [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates[,] [and] the Class [ ] Certificates [and specify other classes] in proportion to the outstanding Certificate Principal Balances [or Notional Amounts] of their respective Certificates and [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates in proportion to the then outstanding [Certificate Principal Balances] [Notional Amounts] of their respective Certificates. [Specify whether and what circumstances voting will be class-by-class.]

      [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages].

VOTING OF TERM ASSETS, MODIFICATION OF TERM ASSETS AGREEMENT

      The Owner Trustee, as holder of the Term Assets, has the right to vote and give consents and waivers in respect of such Term Assets as permitted by [DTC] and except as otherwise limited by the Trust Agreement. In the event that the Owner Trustee receives a request from [DTC], the Term Asset Trustee or the Term Assets Issuer for it consent to any amendment, modification or waiver of the Term Assets, the Term Assets Agreement or any other documents thereunder or relating thereto, or receives any other solicitation for any action with respect to the Terms Assets, the Owner Trustee shall mail notice of such proposed amendment, modification, waiver or solicitation to each Certificateholders of record as such date. The Owner Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver, or solicitation. The Owner Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Certificate Principal Balance and Notional Amounts of the Certificates) as the Certificates of the Trust were actually voted or not by the Certificateholders thereof as of date determined by the Owner Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the Owner Trustee shall at no time vote or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) alter the status of the Trust for Federal income tax purpose, (ii) which would alter the timing or amount of any payment on the Term Assets, except in the event of a [Term Assets Event of Default] [Term Asset Early Amortization Event or an event which with the passage of time would become a [Term Assets Event of Default][Term Asset Early Amortization Event] and with the unanimous consent of all Outstanding Certificates or (iii) which would result in the exchange or substitution of any of the outstanding Term Assets pursuant to a plan for the refunding or refinancing of such Term Assets, but only with the consent of Certificateholders representing 100% of the aggregate voting rights of each outstanding Class of the Certificates. The Owner Trustee shall have no liability for any failure to act resulting from Certificateholders' late return, directions requested by the Owner Trustee from the Certificateholders.

     In the event that an offer is made by the Term Assets Issuer to issue new obligations in exchange and substitution for any of the Term Assets, pursuant to a plan for the refunding or refinancing of the Term Assets or any other offer is made for the Term Assets, the Owner Trustee shall notify the Certificateholders of such offer as promptly as practicable. The Owner Trustee must reject any such offer unless an event of default under the Term Assets Agreement has occurred, the Owner Trustee is directed by the affirmative vote of all of the Certificateholders to accept such offer and the Owner Trustee has received the tax opinion described above. Accordingly, a Certificateholder generally would be required to effect a withdrawal of Requested Term Assets from the Trust in order to accept such offer. See "--Optional Exchange of Certificates".

     If an event of default under the Term Assets Agreement occurs and is continuing and if directed by all the holders of outstanding Class [ ] Certificates and, unless the Class [ ] Certificates are no longer outstanding, by all the holders of outstanding Class [ ] Certificates, the Owner Trustee shall vote the Term Assets in favor of directing, or take such other action as may be appropriate to direct, the Term Asset Trustee to declare the unpaid principal amount of the Term Assets and any accrued and unpaid interest thereon to be due and payable. In connection with a vote concerning whether to declare the acceleration of the Term Assets, the Certificateholders' interests of each Class may differ and the interests of either Class may differ from holders of other securities of the same series or class.

TERMINATION

      The Company will have the right to purchase all remaining Deposited Assets in the Trust and thereby effect early retirement of the Certificates on any Distribution Date, [(a)] once the aggregate principal amount of the Deposited Assets at the time of any such purchase is not more than [specify percentage not greater than 10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [and (b) at the option of the Company at [specify when and on what terms any such option may be exercised]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with the Company's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. In the event the Company exercises any such option, the portion of the purchase price allocable to the Certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding Certificate Principal Balance or Notional Amount, as applicable, plus with respect to the Certificates [one month's] [three month's] [specify other period] interest thereon at the Fixed Pass-Through Rate or the then applicable Variable Pass-Through Rate, as the case may be plus, with respect to each class of Certificates, any previously accrued but unpaid interest thereon.] [Specify alternative allocations method if different from above

           CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS

     [Describe any applicable legal aspects of the Deposited Assets or relating to the enforceability by the Certificateholders of the security interest, if any, securing such Deposited Assets.]

                             YEAR 2000

      Certain information technology ("IT") and non-IT systems (i.e. embedded technology such as microcontrollers) may utilize older computer programs that were written using two digits rather than four to define the applicable year. Consequently, such computer programs may recognize a date using "00" as the year 1900 rather than the year 2000. These computer programs may fail to operate properly in the year 2000 and after if they are not modified or replaced to comply with year 2000 requirements.

      Various Term Assets Issuers may not timely conduct or complete a year 2000 assessment and there can be no assurance that any Term Assets Issuers will make any necessary modifications or replacements of their IT or non-IT systems in time, if at all. Failure to do so could result in a disruption of operations of various Term Assets Issuers, including, among other things, a temporary inability to process funds or engage in similar normal business practices. As a result, payments to Certificateholders may be interrupted or impaired.

     [Summarize year 2000 disclosure from Term Assets Prospectus(es) concerning readiness, costs, material risks and contingency plans, as applicable].

                  FEDERAL INCOME TAX CONSEQUENCES

      Orrick, Herrington & Sutcliffe LLP, Special Tax Counsel, has delivered an opinion that the Trust will be a grantor trust or a partnership for federal income tax purposes and not an association taxable as a corporation (or publicly traded partnership treated as a corporation). Although such treatment is not certain, the Trustee intends for tax reporting purposes to treat the Trust as a grantor trust and the balance of this discussion assumes that the Trust will be so classified. For a discussion of the consequences of recharacterization of the Trust as a partnership for federal income tax purposes, see "--Possible Recharacterization of the Trust as a Partnership" in "Federal Income Tax Consequences" in the Prospectus.

       [INSERT DISCUSSION OF TAX  CHARACTERIZATION OF TERM ASSETS AS
APPROPRIATE]

     In general, each Certificate will be treated as a synthetic debt instrument issued on the date it is acquired by the holder thereof. Each Certificateholder will be subject to the original issue discount ("OID") rules of the Code and Treasury Regulations with respect to such Certificates. Under those rules, the Certificateholder (whether on the cash or accrual method of accounting) will be required to include in income the OID on its Certificate as it accrues on a daily basis, on a constant yield method regardless of when cash payments are received. The amount of OID on the generally will be equal to the excess of all amounts payable on the Certificate over the amount paid to acquire the Certificate and the constant yield used in accruing OID generally will be the yield to maturity of the Certificate as determined by such holder based on that holder's purchase price for the Certificate. The amount of OID that is reported in income in any particular year will not necessarily bear any relationship to the amount of distributions, if any, paid to a holder in that year.

      Payments made on a Certificate to a person that is not a U.S. Person and has no connection with the United States other than holding its Certificate generally will be made free of United States federal withholding tax, provided that (i) the holder is not related (directly or indirectly) to certain other specified persons and (ii) the holder complies with certain identification and certification requirements imposed by the IRS.

      See "Federal Income Tax Consequences" in the Prospectus.

                       ERISA CONSIDERATIONS

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in
Section 4975(e)(1) of the Code, including an individual retirement account ("IRA") or Keogh plan, or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Plan").

      ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Plan and persons who have specified relationships to the Plan, i.e., "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code (collectively, "Parties in Interest"). Thus, a Plan fiduciary considering an investment in Certificates should consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or Section 4975 of the Code. The Term Assets Issuer, the Underwriter, the Trustee and their respective affiliates may be Parties in Interest with respect to any Plans.

      If an investment in Certificates by a Plan were to result in the assets of the Trust being deemed to constitute "plan assets" of such Plan, certain aspects of such investment, including the operations of the Trust and the deemed extension of credit between the Term Assets Issuer and the holder of a Certificate (as a result of the Term Assets being deemed to be plan assets), as well as subsequent transactions involving the Trust or its assets, might constitute or result in prohibited transactions under Section 406 of ERISA and
Section 4975 of the Code unless exemptive relief were available under an applicable exemption issued by the United States Department of Labor (the "DOL"). Neither ERISA nor the Code defines the term "plan assets." Under Section 2510.3-101 of the DOL regulations (the "Regulation"), a Plan's assets may include the assets of an entity if the Plan acquires an "equity interest" in such entity unless an exception applies under the Regulation. Thus, if a Plan acquires a Certificate, for certain purposes (including the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code), the Plan would be considered to own an undivided interest in the underlying assets of the Trust unless such Certificate is a "publicly-offered security" or another exception applies under the Regulation.

      [The Underwriter expects that the Certificates will satisfy the criteria for treatment as publicly-offered securities under the Regulation.] A publicly-offered security is a security that is (i) freely transferable, (ii) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial offering, and
(iii) either is (A) part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act, or (B) sold to the Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred.

     [The Underwriter will verify that there will be at least 100 separate purchasers (whom the Underwriter has no reason to believe are not independent of the Company or of one another) at the conclusion of the initial offering.] There is no assurance that the 100 independent investor requirement of the "public-offered security" exception will, in fact, be satisfied.

      NOTHING HEREIN SHALL BE CONSTRUED AS A REPRESENTATION THAT AN INVESTMENT IN THE CERTIFICATES WOULD MEET ANY OR ALL OF THE RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY, OR IS APPROPRIATE FOR, PLANS GENERALLY OR ANY PARTICULAR PLAN. ANY PLAN OR ANY OTHER ENTITY THE ASSETS OF WHICH ARE DEEMED TO BE "PLAN ASSETS," SUCH AS AN INSURANCE COMPANY INVESTING ASSETS OF ITS GENERAL ACCOUNT, PROPOSING TO ACQUIRE CERTIFICATES SHOULD CONSULT WITH ITS COUNSEL.

                      METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement, dated as of [ ], 199[ ] (the "Underwriting Agreement"), the Company has agreed to sell and [Salomon Brothers Inc. (an affiliate of the Company)] (each of the Underwriters named below, including Salomon Brothers Inc (an affiliate of the Company)] (the "Underwriter[s]")[,] has [severally] agreed to purchase, and the [Certificates] [principal amount of each class of Certificates set forth below opposite its name].

                    CLASS [  ]     CLASS [  ]          CLASS [  ]

                    CERTIFICATES   CERTIFICATE         CERTIFICATES
Salomon Brothers    $              $                   $
Inc..............

     Total.....

      [Salomon Brothers Inc has] [The several Underwriters have] agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase all Certificates offered hereby if any of such Certificates are purchased. [In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.]

      The Company has been advised by the Underwriter[s] that [it] [they] propose[s] to offer the Certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter[s] may effect such transactions by selling Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of Certificates for whom they may act as agents. The Underwriter[s] and any dealers that participate with the Underwriter[s] in the distribution of Certificates may be deemed to be underwriters, and any profit on the resale of Certificates by them may be deemed to be underwriting discounts or commissions under the Securities Act.

      The Underwriting Agreement provides that the Company will indemnify the Underwriter[s against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter[s] may be required to make in respect thereof.

      Salomon Brothers Inc is an affiliate of the Company, and the participation by Salomon Brothers Inc is the offering of the Certificates complies with Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

                              RATINGS

      It is a condition to the issuance of the Certificates that the Certificates be rated not lower than [specify ratings applicable to each class] by [Standard & Poor's Ratings Services ("Standard & Poor's")] [ Moody's Investors Service, Inc. ("Moody's")] [Fitch's Investors Service, L.P. ("Fitch's")] [and] [Duff & Phelps Credit Rating

Company ("Duff & Phelps")] (the "Rating [Agency] [Agencies]"). The ratings address the likelihood of the receipt by Certificateholders of payments required under the Trust Agreement, and are based primarily on the credit quality of the Deposited Assets and any providers of Credit Support, as well as on the relative priorities of each class of the Certificates with respect to collections and losses with respect to the Deposited Assets. The rating on the Certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the Class [ ] Certificates [specify class with Notional Amount] may fail to recover fully their initial investment.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

      The Company has not requested a rating on the Certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Certificates by the Rating [Agency] [Agencies].

                          INDEX OF TERMS

Advance..........................................................27
AECA.............................................................16
AID..............................................................17
AID-Guaranteed Securities........................................17
AID-Guaranteed Security Payment Date.............................17
Allocation of Losses; Subordination..............................26
Allowable Expense Amount.........................................26
Appropriations Acts..............................................16
Available Funds..................................................26
Call Premium Percentage..........................................27
Cash Collateral Guaranty.........................................20
Cede.............................................................25
Certificates......................................................1
Clearing Agency..................................................25
Closing Date......................................................7
Commission.......................................................12
Company...........................................................1
Credit Support Payments..........................................26
Credit Support Providers.........................................26
Cut-off Date.................................................18, 19
Definitive Classes...............................................25
Deposited Assets..................................................1
Distribution Date.................................................3
DOL..............................................................31
DSAA.............................................................16
DTC...............................................................3
Duff & Phelps....................................................32
Eligible Investments.............................................27
ERISA............................................................31
Exchange Act.....................................................10
Expected Settlement Date..........................................1
Extraordinary Trust Expense......................................28
Fannie Mae.......................................................13
Farm Credit Act..................................................15
FCA..............................................................15
FCBs.............................................................15
FFB..............................................................16
FFEL.............................................................14
FHLBs............................................................15
FHLMC Act........................................................13
Final Distribution Date...........................................3
Finance Charge Receivables.......................................22
FIRRE Act........................................................14
Fitch's..........................................................32
FMS..............................................................16
Freddie Mac......................................................13
Funding Corporation..............................................16
GTC Note Payment Date............................................16
GTCs.............................................................16
Housing Program..................................................17
IFIs.............................................................17
implementation agreements........................................17
Information Statements...........................................16
investment company...............................................23
Investment Program...............................................17

IRA..............................................................31
Letter of Credit Bank............................................23
Liquidation Proceeds.............................................28
MBS..............................................................13
Moody's..........................................................32
Owner Trustee.....................................................1
Parties in Interest..............................................31
Plan.............................................................31
plan assets......................................................31
Principal Receivables............................................22
Privatization Act................................................14
Prospectus........................................................1
publicly-offered security........................................31
Rating [Agency] [Agencies].......................................32
Realized Losses...................................................8
REFCORP..........................................................14
Regulation.......................................................31
Required Interest................................................27
Required Premium.................................................27
Required Principal...............................................27
RTC..............................................................14
Sallie Mae.......................................................14
Security Owner...................................................25
Special Distribution Date.........................................8
Specified Currency................................................4
Standard & Poor's................................................32
Surety...........................................................24
System...........................................................15
Systemwide Debt Securities.......................................15
Term Asset Accumulation Period...............................21, 22
Term Assets Agreement.............................................6
Term Asset Controlled Amortization Period........................21
Term Asset Early Amortization Event..............................21
Term Assets Prospectus...........................................10
Term Assets.......................................................1
Term Assets Currency..............................................5
Term Assets Payment Date.........................................21
Term Assets Registration Statement...............................21
Trust.............................................................1
Trust Agreement...................................................1
TVA Act..........................................................15
Underwriter[s]...................................................32
Underwriting Agreement...........................................32

PROSPECTUS

Trust Certificates
 (Issuable in Series)

Structured Products Corp.
Depositor

The Trust Certificates (the "Certificates") offered hereby and by supplements (each a "Prospectus Supplement") to this Prospectus will be offered from time to time in one or more series (each a "Series") and in one or more classes within each such Series (each a "Class") with an aggregate initial public offering price or purchase price of up to [$1,000,000] or the equivalent thereof in one or more foreign or composite currencies, including the European Currency Unit ("ECU"). Certificates of each respective Series and Class will be offered on terms to be determined at the time of sale as described in the related Prospectus Supplement accompanying the delivery of this Prospectus. Certificates may be sold for United States dollars or for one or more foreign or composite currencies, and the principal of, premium, if any, and any interest to be distributed in respect of Certificates may be payable in United States dollars or in one or more foreign or composite currencies. Each Series and Class of Certificates may be issuable as individual securities in registered form without coupons ("Registered Certificates") or in bearer form with or without coupons attached ("Bearer Certificates") or as one or more global securities in registered or bearer form (each a "Global Security").

     Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in securities (the "Term Assets"), issued by one or more issuers (the "Term Assets Issuers"), together with certain other assets described herein and in the related Prospectus Supplement (such assets, together with the Term Assets, the "Deposited Assets"), to be deposited in a trust (the "Trust") for the benefit of holders of Certificates of such Series ("Certificateholders") by Structured Products Corp. (the "Company") pursuant to a trust agreement and a series supplement thereto with respect to a given Series (collectively, the "Trust Agreement") among the Company, as depositor or transferor, the administrative agent, if any (the "Administrative Agent"), and the trustee (the "Trustee") named in the related Prospectus Supplement. The Term Assets consist of [SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS] [Alternative 1: a publicly issued, fixed income debt security or asset backed security or a pool of such debt securities or asset backed securities issued by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities), organized under the laws of the United States of America or any state, which are subject to the informational requirements of the Securities Exchange Act of 1934 and which in accordance therewith file reports and other information with the Securities and Exchange Commission] [Alternative 2: a publicly issued, fixed income debt security or a pool of such debt securities which represent obligations of one or more foreign private issuers (as such term is defined in Rule 405 of the Securities Act) subject to the informational requirements of the Securities Exchange Act of 1934 and which in accordance therewith file reports and other information with the Securities and Exchange Commission] [Alternative 3: a publicly issued, fixed income debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] or [Alternative 4: a publicly issued, fixed income debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof]. If so specified in the related Prospectus Supplement, the Trust for a Series of Certificates may also include, or the Certificateholders of such Certificates may have the benefit of, any combination of insurance policies, letters of credit, reserve accounts and other types of rights or assets designed to support or ensure the servicing and distribution of amounts due in respect of the
Deposited Assets (collectively, "Credit Support"). See "Description of Certificates" and "Description of Deposited Assets and Credit Support".

PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET FORTH UNDER "RISK FACTORS" COMMENCING ON PAGE [ ] OF THIS PROSPECTUS AND IN THE RELATED PROSPECTUS SUPPLEMENT.

Each Class of Certificates of any Series will represent the right, which may be senior to those of one or more of the other Classes of such Series, to receive specified portions of payments of principal, interest and certain other amounts on the Deposited Assets in the manner described herein and in the related Prospectus Supplement. A Series may include two or more Classes differing as to the timing, sequential order or amount of distributions of principal, interest or premium and one or more Classes within such Series may be subordinated in certain respects to other Classes of such Series. The Certificates of each Series (or Class within such Series) offered hereby will be rated at the time of issuance in one of the recognized investment grade rating categories by one or more nationally recognized rating agencies.

To the extent provided herein and in the applicable Prospectus Supplement, the Company's only obligations with respect to each Series of Certificates will be, pursuant to certain representations and warranties concerning the Deposited Assets, to assign and deliver the Deposited Assets and certain related documents to the applicable Trustee and, in certain cases, to provide for the Credit Support, if any. The principal obligations of an Administrative Agent, if any is named in the applicable Prospectus Supplement, with respect to a Series of Certificates will be pursuant to its contractual administrative obligations and, only as and to the extent provided in the related Prospectus Supplement, its obligation to make certain cash advances in the event of payment delinquencies on the Deposited Assets. See "Description of Trust Agreement--Advances in Respect of Delinquencies".

The Certificates of each Series will not represent an obligation of or interest in the Company, any Administrative Agent or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. The Certificates will not be guaranteed or insured by any governmental agency or instrumentality, or by the Company, any Administrative Agent or their respective affiliates.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Certificates may be offered and sold to or through underwriters, through dealers or agents or directly to purchasers, as more fully described under "Plan of Distribution" herein and "Method of Distribution" in the related Prospectus Supplement. This Prospectus may not be used to consummate sales of Certificates offered hereby unless accompanied by a Prospectus Supplement.

The date of this Prospectus is [ ________ ], [ ____ ].

                              PROSPECTUS SUPPLEMENT

      The Prospectus Supplement relating to a Series of Certificates to be offered thereby and hereby will set forth, among other things, the following with respect to such Series: (a) the specific designation and aggregate principal amount, (b) the currency or currencies in which the principal (the "Specified Principal Currency"), premium, if any (the "Specified Premium Currency"), and any interest (the "Specified Interest Currency") are distributable (the Specified Principal Currency, the Specified Premium Currency and the Specified Interest Currency being collectively referred to as the "Specified Currency"), (c) the number of Classes of such Series and, with respect to each Class of such Series, its designation, aggregate principal amount or, if applicable, notional amount and authorized denominations, (d) certain information concerning the type, characteristics and specifications of the Deposited Assets and any Credit Support for such Series or Class, (e) the relative rights and priorities of each such Class (including the method for allocating collections from the Deposited Assets to the Certificateholders of each Class and the relative ranking of the claims of the Certificateholders of each Class to such Deposited Assets), (f) the name of the Trustee and the Administrative Agent, if any, for such Series, (g) the Pass Through Rate (as defined herein) or the terms relating to the applicable method of calculation thereof, (h) the time and place of distribution (each such date, a "Distribution Date") of any interest, premium (if any) and/or principal, (i) the date of issue, (j) the scheduled final Distribution Date, if applicable, (k) the offering price, (l) any exchange, whether mandatory or optional, the redemption terms and any other specific terms of Certificates of each such Series or Class. See "Description of Certificates--General" for a listing of other items that may be specified in the applicable Prospectus Supplement.

                              AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Reports and other information concerning the
Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at Seven World Trade Center, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the Commission. The Company does not intend to send any financial reports to Certificateholders.

      The Company has filed with the Commission a registration statement on Form S-3 (together with all amendments and exhibits, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Certificates. This Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information, reference is hereby made to the Registration Statement.

          INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference in this Prospectus. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

      The Company will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Written requests for such copies should be directed to the Secretary of Structured Products Corp.,

32nd Floor, Room 33-126, Seven World Trade Center, New York, New York 10048. Telephone requests for such copies should be directed to the Secretary of Structured Products Corp. at (212) 783-6645.

                          REPORTS TO CERTIFICATEHOLDERS

     Unless and until Definitive Certificates are issued, on each Distribution Date unaudited reports containing information concerning the related Trust will be prepared by the related Trustee and sent on behalf of each Trust only to Cede & Co. ("Cede"), as nominee of DTC and registered holder of the Certificates. See "Description of Certificates--Global Securities" and "Description of Trust Agreement--Reports to Certificateholders; Notice". Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Company, on behalf of each Trust, will cause to be filed with the Commission such periodic reports as are required under the Exchange Act.

                         IMPORTANT CURRENCY INFORMATION

      Purchasers are required to pay for each Certificate in the Specified Principal Currency for such Certificate. Currently, there are limited facilities in the United States for conversion of U.S. dollars into foreign currencies and vice versa, and banks do not currently offer non-U.S. dollar checking or savings account facilities in the United States. However, if requested by a prospective purchaser of a Certificate having a Specified Principal Currency other than U.S. dollars, Salomon Brothers Inc (the "Offering Agent") will arrange for the exchange of U.S. dollars into such Specified Principal Currency to enable the purchaser to pay for such Certificate. Such request must be made on or before the fifth Business Day (as defined herein) preceding the date of delivery of such Certificate or by such later date as is determined by the Offering Agent. Each such exchange will be made by the Offering Agent on such terms and subject to such conditions, limitations and charges as the Offering Agent may from time to time establish in accordance with its regular foreign exchange practice. All costs of exchange will be borne by the purchaser.

      References  herein  to  "U.S.   dollars",   "U.S.$",   "USD",
"dollar" or "$" are to the lawful currency of the United States.

                                  RISK FACTORS

      In connection with an investment in the Securities of any Series, prospective investors should consider, among other things, the material risk factors set forth below and any additional material risk factors set forth in the applicable Prospectus Supplement.

      Limited Liquidity of Investment. There will be no market for any Series (or Class within such Series) of Certificates prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment or will continue for the life of such Certificates.

      Certificates Are Limited Obligations. The Certificates will not represent a recourse obligation of or interest in the Company or any of its affiliates. The Certificates of each Series will not be insured or guaranteed by any government agency or instrumentality, the Company, any Person affiliated with the Company or the Issuer, or any other Person. The obligations, if any, of the Company with respect to the Certificates of any Series will only be pursuant to certain limited representations and warranties with respect to the Term Assets or other Deposited Assets. The Company does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty. If, for example, the Company were required to repurchase a Term Asset with respect to which the Company has breached a representation or warranty, its only sources of funds to make such repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the seller of such Term Asset to the Company, or from a reserve fund established to provide funds for such repurchases. The Company has no obligation to establish or maintain any such reserve fund.

      Trust Consists of Limited Assets. The only material assets expected to be in a Trust are the Deposited Assets corresponding to the related Series (or Class) of Certificates being offered. The Certificates are not insured or guaranteed by the Company, any Administrative Agent or any of their affiliates. Accordingly, Certificateholders' receipt of distributions in respect of the Certificates will depend entirely on the performance of and the Trust's receipt of payments with respect to the Deposited Assets and any Credit Support identified in the related Prospectus Supplement. See "Description of Deposited Assets and Credit Support".

      Average Life and Yield of Certificates May Vary. The timing of distributions of interest, premium (if any) and principal of any Series (or of any Class within such Series) of Certificates is affected by a number of factors, including the performance of the related Deposited Assets, the extent of any early redemption, repayment, amortization, acceleration of payment rate, slow down of payment rate or extension of maturity or amortization with respect to the related Term Assets (or portion thereof) and the manner and priority in which collections from such Term Assets and any other Deposited Assets are allocated to each Class of such Series. Certain of these factors may be influenced by a variety of accounting, tax, economic, social and other factors. The related Prospectus Supplement will discuss any calls, puts or other redemption options, any extension of maturity provisions and certain other terms applicable to such Term Assets and any other Deposited Assets. See "Maturity and Yield Considerations".

      Tax Considerations. Special Tax Counsel has delivered an opinion to the Company that the discussion contained herein under the caption "Federal Income Tax Consequences", to the extent it constitutes matters of law or legal conclusions thereto, is true and correct in all material respects. Special Tax Counsel has also delivered an opinion that the Trust will not be characterized as an association taxable as a corporation (or publicly traded partnership treated as an association) for federal income tax purposes. Special Tax Counsel has not delivered (and unless otherwise indicated in the Prospectus Supplement does not intend to deliver) any other opinions regarding the Trust or the Certificates. Prospective investors should be aware that no rulings have been sought from the Internal Revenue Service ("IRS"), and that legal opinions are not binding on the IRS or the courts. Accordingly, there can be no assurance that the IRS or the courts will agree with Special Tax Counsel's opinions. If, contrary to Special Tax Counsel's opinion, the Trust is characterized or treated as a corporation for federal income tax consequences, among other consequences, the Trust would be subject to federal income tax (and similar state income or franchise taxes) on its income and distributions to Certificateholders would be impaired. See "Federal Income Tax Considerations" herein and in the related Prospectus Supplement.

      Limited Nature of Rating; Reduction or Withdrawal of Rating. At the time of issue, the Certificates of any given Series (or each Class of such Series that is offered hereby) will be rated in one of the investment grade categories by one or more nationally recognized rating agencies (a "Rating Agency"). Unless otherwise specified in the applicable Prospectus Supplement, the rating of any Series or Class of Certificates is based primarily on the related Deposited Assets and any Credit Support and the relative priorities of the Certificateholders of such Series or Class to receive collections from, and to assert claims against, the Trust with respect to such Deposited Assets and any Credit Support. The rating is not a recommendation to purchase, hold or sell Certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. In addition, the rating does not address the likelihood that the principal amount of any Series or Class will be paid prior to any final legal maturity date. There can be no assurance that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. Any Class or Classes of a given Series of Certificates may not be offered pursuant to this Prospectus, in which case such Class or Classes may or may not be rated in an investment grade category by a Rating Agency.

     Global Securities Limit Direct Voting; Pledge of Certificates. The Certificates of each Series (or, if more than one Class exists, each Class of such Series) will initially be represented by one or more Global Securities deposited with, or on behalf of, a Depositary (as defined herein) and will not be issued as individual definitive Certificates to the purchasers of such Certificates. Consequently, unless and until such individual definitive Certificates of a particular Series or Class are issued, such purchasers will not be recognized as Certificateholders under the Trust Agreement. Hence, until such time, such purchasers will only be able to exercise the rights of
Certificateholders indirectly through the Depositary and its respective participating organizations and, as a result, the ability of any such purchaser to pledge that Certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to such Certificate, may be limited. See "Description of Certificates--Global Securities" and "Limitations on Issuance of Bearer Certificates" and any further description contained in the related Prospectus Supplement.

     Currency Risks: Exchange Rates and Exchange Controls. The Certificates of any given Series (or Class within such Series) may be denominated in a currency other than U.S. dollars to the extent specified in the applicable Prospectus Supplement. An investment in a Certificate having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a U.S. dollar-denominated security. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which the Company has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Past fluctuations in any particular exchange rate do not necessarily indicate, however, fluctuations in the rate that may occur during the term of any Certificate. Depreciation of the Specified Currency for a Certificate against the U.S. dollar would decrease the effective yield of such Certificate below its Pass-Through Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

      Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates and the availability of a Specified Currency for making distributions in respect of Certificates denominated in such currency. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular Certificate, the currency in which amounts then due to be distributed in respect of such Certificate would not be available.

      IT IS STRONGLY RECOMMENDED THAT PROSPECTIVE PURCHASERS CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. SUCH CERTIFICATES ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS. See "Currency Risks".

      Trust May Include Derivatives. A Trust may include various derivative instruments, including interest rate, currency, securities, commodity and credit swaps, caps, floors, collars and options and structured securities having embedded derivatives (such as structured notes). Swaps involve the exchange with another party of their respective commitments to pay or receive amounts computed by reference to specified fixed or floating interest rates, currency rates, securities prices, yields or returns (including baskets of securities or securities indices) or commodity prices and a notional principal amount (i.e., the reference amount with respect to which such obligations are determined, although no actual exchange of principal occurs except for currency swaps); for example, an exchange of floating rate payments for fixed rate payments. Interim payments are generally netted, with the difference being paid by one party to the other. The purchase of a cap entitles the purchaser, to the extent that a specified rate, price, yield or return exceeds a predetermined level, to receive payments computed by reference to a specified fixed or floating rate, price, yield or return and a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser, to the extent that a specified rate, price, yield or return declines below a predetermined level, to receive payments computed by reference to a specified fixed or floating rate, price, yield or return and a notional principal amount from the party selling such floor. Options function in a manner similar to caps and floors, and exist on various underlying securities, such as bonds, equities, currencies and commodities. Options can also be structured as securities such as warrants or can be embedded in securities such as certain commodity or equity-linked bonds with option-like characteristics. Forward contracts involve the purchase and sale of a specified security, commodity, currency or other financial instrument at a specified price and date in the future, and may be settled by physical delivery or cash payment. Credit derivatives involve swap and option contracts designed to assume or lay off credit risk on loans, debt securities or other assets, or in relation to a particular reference entity or country, in return for either swap payments or payment of premium. Credit derivatives may also be embedded in other instruments such as notes or warrants. Credit derivatives give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

      Fluctuations in securities, currency and commodity rates, prices, yields and returns may have a significant effect on the yield to maturity of derivatives or the levels of support that derivatives can provide to a Trust. In addition, derivatives may be limited to covering only certain risks. Continued payments on derivatives may be affected by the financial condition of the counterparties thereto (or, in some instances, the guarantor thereunder).

     There can be no assurance that counterparties will be able to perform their obligations. Failure by a counterparty (or the related guarantor, if any) to make required payments may result in the delay or failure to make payments on the related securities and risks. In addition, the notional amounts on which payments are made may vary under certain circumstances and may not bear any correlation to principal amounts of the related securities. The terms and risks of the relevant derivatives will be described in the related Prospectus Supplement. Further, the relevant Prospectus Supplement will identify the material terms, the material risks and the counterparty for any derivative instrument in a Trust which is the result of an agreement with such counterparty to the extent that such agreement is material.

      Information Concerning Term Assets Issuers; Risk of Loss if Public Information Not Available. It is strongly recommended that each prospective purchaser of Certificates obtain and evaluate the same information concerning each Term Assets Issuer (as defined herein) as it would obtain and evaluate if it were investing directly in the Term Assets or in other securities issued by the Term Assets Issuer. The publicly-available information concerning a Term Assets Issuer is important in considering whether to invest in or sell Certificates. To the extent such information ceases to be available, an investor's ability to make an informed decision to purchase or sell Certificates could be impeded. The information in this Prospectus and any Prospectus Supplement concerning the Term Assets and the Term Assets Issuers has been obtained from publicly available documents, and none of the Company, the Trustee or any of their affiliates has undertaken, or will undertake, any investigation of the accuracy or completeness of such documents (whether or not filed with the Commission) or the financial condition or creditworthiness of any Term Assets Issuer. The issuance of Certificates of any Series should not be construed as an endorsement by the Company or the Trustee or any of their affiliates of the financial condition or business prospects of any Term Assets Issuer.

     Limitation on Remedies Due to Passive Nature of the Trust. The remedies available to a Trustee of a relevant Trust are predetermined and therefore an investor in the Certificates has less discretion over the exercise of remedies than if such investor directly invested in the Term Assets. Each Trust will generally hold the related Deposited Assets to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any Term Assets Issuer or the value of the Deposited Assets. Except as indicated below, a holder will not be able to dispose of or take other actions with respect to any Deposited Assets. Under certain circumstances described in the applicable Prospectus Supplement, the Trustee will (or will at the direction of a specified percentage of Certificateholders of the relevant Series) dispose of, or take certain other actions in respect of, the Deposited Assets. In certain limited circumstances, such as a mandatory redemption of Term Assets or the exercise by a third party of the right to purchase Term Assets (as described below under "Description of Trust Agreement - Termination"), the Trustee may dispose of the Deposited Assets prior to maturity. The applicable Prospectus Supplement will describe the particular circumstances, if any, under which a Deposited Asset may be disposed of prior to maturity.

      General Unavailability of Optional Exchange. Although the Prospectus Supplement for a Series of Certificates may designate such Series as an Exchangeable Series (as defined herein) and may provide that a Certificateholder may exchange Certificates of the Exchangeable Series for a pro rata portion of Deposited Assets of the related Trust, any such Optional Exchange Right will be exercisable only to the extent that the exercise of such right would not be inconsistent with the Company's or Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder. See "Description of Certificates - Optional Exchange.". Accordingly, the optional exchange right described in this Prospectus under the heading "Description of Certificates Optional Exchange" and further described in the relevant Prospectus Supplement may be available only to the Company and its affiliates and designees. Other Certificateholders will generally not be able to exchange their Certificates of an Exchangeable Series for a pro rata portion of the Deposited Assets of the related Trust. In addition, the exercise of an optional exchange right will decrease the outstanding aggregate amount of Certificates of the applicable Exchangeable Series.

                 ---------------------------------

      The Prospectus Supplement for each Series of Certificates will set forth information regarding any additional material risk factors applicable to such Series (and each Class within such Series).

                                   THE COMPANY

      The Company was incorporated in the State of Delaware on November 23, 1992, as an indirect, wholly-owned, limited-purpose finance subsidiary of Salomon Inc. The Company will not engage in any business or other activities other than issuing and selling securities from time to time and acquiring, owning, holding, pledging and transferring assets (including Deposited Assets and Credit Support) in connection therewith or with the creation of a Trust and in activities related or incidental thereto. The Company does not have, nor is it expected to have, any significant unencumbered assets. The Company's principal executive offices are located at Room 33-126, 32nd Floor, Seven World Trade Center, New York, New York 10048 (telephone (212) 783-6645).

                                 USE OF PROCEEDS

      The net proceeds to be received from the sale of each Series or Class of Certificates (whether or not offered hereby) will be used by the Company for such purposes as may be specified in the applicable Prospectus Supplement. Such purposes may include, without limitation, purchasing the related Deposited Assets (or providing a Trust with funds to purchase such Deposited Assets) and arranging certain Credit Support including, if specified in the related Prospectus Supplement, making required deposits into any reserve account or other account for the benefit of the Certificateholders of such Series or Class. Any remaining net proceeds will be used by the Company for general corporate purposes.

                             FORMATION OF THE TRUST

      The Company will assign the Deposited Assets (or cash to purchase such assets) for each Series of Certificates to the Trustee named in the applicable Prospectus Supplement, in its capacity as Trustee, for the benefit of the Certificateholders of such Series. See "Description of Trust Agreement--Assignment of Deposited Assets". The Deposited Assets will consist of [SELECT ONE OF THE BRACKETED SECTIONS][Alternative 1: a publicly issued, fixed income debt security or asset backed security or pool of such debt securities or asset backed securities issued by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities) organized under the laws of the United States of America or any state, which are subject to the informational requirements of the Exchange Act and which in accordance therewith file reports and other information with the Commission] [Alternative 2: a publicly issued, fixed income debt security or pool of such debt securities which represent obligations of one or more foreign private issuers (as such term is defined in Rule 405 of the Securities Act)
subject to the informational requirements of the Exchange Act and which in accordance therewith file reports and other information with the Commission] [Alternative 3: a publicly issued, fixed income debt security or pool of such debt securities which represent obligations of the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: a publicly issued, fixed income debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof]. See "Description of Deposited Assets and Credit Support." The Trustee named in the applicable Prospectus Supplement will administer the Deposited Assets pursuant to the Trust Agreement and will receive a fee for such services (the "Trustee's Fee"). Any Administrative Agent named in the applicable Prospectus Supplement will perform such tasks as are specified therein and in the Trust Agreement and will receive a fee for such services (the "Administration Fee") as specified in the Prospectus Supplement. See "Description of Trust Agreement--Collection and Other Administrative Procedures" and "--Retained Interest; Administrative Agent Compensation and Payment of Expenses". The Trustee or an Administrative Agent, if applicable, will either cause the assignment of the Deposited Assets to be recorded or will obtain an opinion of counsel that no recordation is required to obtain a first priority perfected security interest in such Deposited Assets.

      The Company's assignment of the Deposited Assets to the Trustee will be without recourse. To the extent provided in the applicable Prospectus Supplement, the obligations of an Administrative Agent, if any, so named therein with respect to the Deposited Assets will consist primarily of its contractual administrative obligations, if any, under the Trust Agreement, its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets in amounts described under "Description of Trust Agreement--Advances in Respect of Delinquencies", and its obligations, if any, to purchase Deposited Assets as to which there has been a breach of certain representations and warranties or as to which the documentation is materially defective. The obligations of an Administrative Agent, if any, named in the applicable Prospectus Supplement to make advances will be limited to amounts which any such Administrative Agent believes ultimately would be recoverable under any Credit Support, insurance coverage, the proceeds of liquidation of the Deposited Assets or from other sources available for such purposes. See "Description of Trust Agreement--Advances in Respect of Delinquencies".

      To the extent provided in the related Prospectus Supplement, each Trust will consist of (i) the applicable Deposited Assets, or interests therein, exclusive of any interest in such assets (the "Retained Interest") retained by the Company or any previous owner thereof, as from time to time are specified in the Trust Agreement; (ii) such collections as from time to time are identified as deposited in the related Certificate Account; (iii) property, if any, acquired on behalf of Certificateholders by foreclosure or repossession and any revenues received thereon; (iv) those elements of Credit Support, if any, provided with respect to any Class within such Series that are specified as being part of the related Trust in the applicable Prospectus Supplement, as described therein and under "Description of Deposited Assets and Credit Support--Credit Support"; (v) the rights of the Company under the agreement or agreements entered into by the Trustee on behalf of the Certificateholders which constitute, or pursuant to which the Trustee has acquired, such Deposited Assets; and (vi) the rights of the Trustee in any cash advance, reserve fund or surety bond.

      In  addition,   to  the  extent  provided  in  the  applicable  Prospectus
Supplement, the Company will obtain Credit Support for the benefit of the Certificateholders of any related Series (or Class within such Series) of Certificates.

                        MATURITY AND YIELD CONSIDERATIONS

      Each Prospectus Supplement will, to the extent applicable, contain information with respect to the type and maturities of the related Term Assets and the terms, if any, upon which such Term Assets may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof) or extension of maturity. The provisions of the Term Assets with respect to the foregoing may affect the weighted average life of the related Series of Certificates.

      The effective yield to holders of the Certificates of any Series (and Class within such Series) may be affected by certain aspects of the Deposited Assets or any Credit Support or the manner and priorities of allocations of collections with respect to such Deposited Assets between the Classes of a given Series. The yield to maturity of any Series (or Class within such Series) may be affected by any optional or mandatory redemption, repayment, amortization or extension of maturity of the related Term Assets. A variety of tax, accounting, economic, and other factors will influence whether any applicable party exercises any right of redemption, repurchase or extension in respect of its securities. The rate of redemption may also be influenced by prepayments on the obligations a Term Assets Issuer holds for its own account. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Term Assets, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Term Asset redeemable at the option of a Term Assets Issuer will be repaid prior to its stated maturity.

      To the extent specified in the related Prospectus Supplement, each of the Term Assets will be subject to acceleration upon the occurrence of certain Term Asset Events of Default (as defined herein). The maturity and yield on the Certificates will be affected by any early repayment of the Term Assets as a result of the acceleration of the Term Assets. See "Description of Deposited Assets".

      The extent to which the yield to maturity of such Certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

      The yield to maturity of any Series (or Class) of Certificates will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such Certificates, to the extent that the Pass-Through Rate for such Series (or Class) is based on variable or adjustable interest rates. With respect to any Series of Certificates, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption) on the related Term Assets having interest rates higher or lower than the then applicable Pass-Through Rates applicable to such Certificates may affect the yield thereon.

      The Prospectus Supplement for each Series of Certificates will set forth additional information regarding yield and maturity considerations applicable to such Series (and each Class within such Series) and the related Deposited Assets, including the applicable Term Assets.

                           DESCRIPTION OF CERTIFICATES

      Each Series (or, if more than one Class exists, the Classes within such Series) of Certificates will be issued pursuant to a Trust Agreement and a separate series supplement thereto among the Company, the Administrative Agent, if any, and the Trustee named in the related Prospectus Supplement, a form of which Trust Agreement is attached as an exhibit to the Registration Statement. The provisions of the Trust Agreement (as so supplemented) may vary depending upon the nature of the Certificates to be issued thereunder and the nature of the Deposited Assets, Credit Support and related Trust.

      The following summaries describe material provisions of the Trust Agreement which may be applicable to each Series of Certificates. The applicable Prospectus Supplement for a Series of Certificates will describe any material provision of the Trust Agreement or the applicable Certificates that is not described in this Prospectus. The following summaries do not purport to be complete and are subject to the detailed provisions of the form of Trust Agreement to which reference is hereby made for a full description of such provisions, including the definition of certain terms used, and for other information regarding the Certificates. As used herein with respect to any Series, the term "Certificate" refers to all the Certificates of that Series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires.

GENERAL

     There is no limit on the amount of Certificates that may be issued under the Trust Agreement, and the Trust Agreement will provide that Certificates of the applicable Series may be issued in multiple Classes. The Series (or Classes within such Series) of Certificates to be issued under the Trust Agreement will represent the entire beneficial ownership interest in the Trust for such Series created pursuant to the Trust Agreement and each such Class will be allocated certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such Trust, all as identified and described in the applicable Prospectus Supplement. See "Description of Deposited Assets and Credit Support--Collections".

     Reference is made to the related Prospectus Supplement for a description of the following terms of the Series (and if applicable, Classes within such Series) of Certificates in respect of which this Prospectus and such Prospectus Supplement are being delivered: (i) the title of such Certificates; (ii) the Series of such Certificates and, if applicable, the number and designation of Classes of such Series; (iii) certain information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related Trust by the Company (and, with respect to any Term Asset which at the time of such deposit represents a significant portion of all such Deposited Assets and any related Credit Support, certain information concerning the terms of each such Term Asset, the identity of the issuer thereof and where publicly available information regarding such issuer may be obtained); (iv) the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each Class thereof; (v) the dates on which or periods during which such Series or Classes within such Series may be issued (each, an "Original Issue Date"), the offering price thereof and the applicable Distribution Dates on which the principal, if any, of (and premium, if any, on) such Series or Classes within such Series will be distributable; (vi) if applicable, the relative rights and priorities of each such Class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the Certificateholders of each such Class); (vii) whether the Certificates of such Series or each Class within such Series are Fixed Rate Certificates or Floating Rate Certificates (each as defined below) and the applicable interest rate (the "Pass-Through Rate") for each such Class, including the applicable rate, if fixed (a "Fixed Pass-Through Rate"), or the terms relating to the particular method of calculation thereof applicable to such Series or each Class within such Series, if variable (a "Variable Pass-Through Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such Series or Class will be distributable and the related Record Dates, if any; (viii) the option, if any, of any Certificateholder of such Series or Class to withdraw a portion of the assets of the Trust in exchange for surrendering such Certificateholder's Certificate or to put the Certificate to the Company or a third party or of the Company or Administrative Agent, if any, or another third party to purchase or repurchase any Deposited Assets (in each case to the extent not inconsistent with the Company's or Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part; (ix) the rating of such Series or each Class within such Series offered hereby (provided, however, that one or more Classes within such Series not offered hereunder may be unrated or may be rated below investment grade); (x) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which such Series or Class within such Series will be issuable; (xi) whether the Certificates of any Class within a given Series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Certificates"), and the applicable terms thereof; (xii) whether the Certificates of such Series or of any Class within such Series are to be issued as Registered Securities or Bearer Certificates or both and, if Bearer Certificates are to be issued, whether coupons ("Coupons") will be attached thereto; whether Bearer Certificates of such Series or Class may be exchanged for Registered Securities of such Series or Class and the circumstances under which and the place or places at which any such exchanges, if permitted, may be made; (xiii) whether the Certificates of such Series or of any Class within such Series are to be issued in the form of one or more Global Securities and, if so, the identity of the Depositary (as defined herein), if other than The Depository Trust Company, for such Global Security or Securities; (xiv) if a temporary Certificate is to be issued with respect to such Series or any Class within such Series, whether any interest thereon distributable on a Distribution Date prior to the issuance of a definitive Certificate of such Series or Class will be credited to the account of the Persons entitled thereto on such Distribution Date; (xv) if a temporary Global Security is to be issued with respect to such Series or Class, the terms upon which beneficial interests in such temporary Global Security may be exchanged in whole or in part for beneficial interests in a definitive Global Security or for individual Definitive Certificates (as defined herein) of such Series or Class and the terms upon which beneficial interests in a definitive Global Security, if any, may be exchanged for individual Definitive Certificates of such Series or Class; (xvi) if other than U.S. dollars, the Specified Currency applicable to the Certificates of such Series or Class for purposes of denominations and distributions on such Series or each Class within such Series and the circumstances and conditions, if any, when such Specified Currency may be changed, at the election of the Company or a Certificateholder, and the currency or currencies in which any principal of or any premium or any interest on such Series or Class are to be distributed pursuant to such election; (xvii) any additional Administrative Agent Termination Events (as defined herein), if applicable, provided for with respect to such Class; (xviii) all applicable Required Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of Certificateholders of such Series and each Class within such Series required with respect to certain actions by the Company or the applicable Administrative Agent, if any, or the Trustee; and (xix) any other terms of such Series or Class within such Series of Certificates not inconsistent with the provisions of the Trust Agreement relating to such Series.

      The United States federal income tax consequences and ERISA consequences relating to any Series or any Class within such Series of Certificates will be described in this Prospectus and in the applicable Prospectus Supplement. In addition, any risk factors, the specific terms and other information with respect to the issuance of any Series or Class within such Series of Certificates on which the principal of and any premium and interest are distributable in a Specified Currency other than U.S. dollars will be described in the applicable Prospectus Supplement relating to such Series or Class. The U.S. dollar equivalent of the public offering price or purchase price of a Certificate having a Specified Principal Currency other than U.S. dollars will be determined on the basis of the noon buying rate in New York City for cable transfer in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such Specified Principal Currency on the applicable issue date. As specified in the applicable Prospectus Supplement such determination will be made by the Company, the Trustee, the Administrative Agent, if any, or an agent thereof as exchange rate agent for each Series of Certificates (the "Exchange Rate Agent").

      Registered Certificates may be transferred or exchanged for like Certificates of the same Series and Class at the corporate trust office or agency of the applicable Trustee in the City and State of New York, subject to the limitations provided in the Trust Agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection therewith. Bearer Certificates will be transferable by delivery. Provisions with respect to the exchange of Bearer Certificates will be described in the applicable Prospectus Supplement. Registered Securities may not be exchanged for Bearer Certificates. The Company may at any time purchase Certificates at any price in the open market or otherwise. Certificates so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for cancellation of such Certificates.

DISTRIBUTIONS

      Distributions allocable to principal, premium (if any) and interest on the Certificates of each Series (and Class within such Series) will be made in the Specified Currency for such Certificates by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date"). If the Specified Currency for a given Series or Class within such Series of Registered Certificates is other than U.S. dollars, the Administrative Agent, if any, or otherwise the Trustee will (unless otherwise specified in the applicable Prospectus Supplement) arrange to convert all payments in respect of each Certificate of such Series or Class into U.S. dollars in the manner described in the following paragraph. The Certificateholder of a Registered Certificate of a given Series or Class within such Series denominated in a Specified Currency other than U.S. dollars may (if the applicable Prospectus Supplement and such Certificate so indicate) elect to receive all distributions in respect of such Certificate in the Specified Currency by delivery of a written notice to the Trustee and Administrative Agent, if any, for such Series not later than fifteen calendar days prior to the applicable Distribution Date, except under the circumstances described under "Currency Risks--Payment Currency" below. Such election will remain in effect until revoked by written notice to such Trustee and Administrative Agent, if any, received by each of them not later than fifteen calendar days prior to the applicable Distribution Date.

      In the case of a Registered Certificate of a given Series or Class within such Series having a Specified Currency other than U.S. dollars, the amount of any U.S. dollar distribution in respect of such Registered Certificate will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Distribution Date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be the Offering Agent and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such Distribution Date, of the aggregate amount payable in such Specified Currency on such payment date in respect of all Registered Certificates. All currency exchange costs will be borne by the Certificateholders of such Registered Certificates by deductions from such distributions. If no such bid quotations are available, such distributions will be made in such Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case such distributions will be made as described under "Currency Risks--Payment Currency" below. The applicable Prospectus Supplement will specify such information with respect to Bearer Certificates.

     Except as provided in the succeeding paragraph, distributions with respect to Certificates will be made (in the case of Registered Certificates) at the corporate trust office or agency of the Trustee specified in the applicable Prospectus Supplement; provided, however, that any such amounts distributable on the final Distribution Date of a Certificate will be distributed only upon surrender of such Certificate at the applicable location set forth above. No distribution on a Bearer Certificate will be made by mail to an address in the United States or by wire transfer to an account maintained by the Certificateholder thereof in the United States.

      Distributions on Registered Certificates in U.S. dollars will be made, except as provided below, by check mailed to the Registered Certificateholders of such Certificates (which, in the case of Global Securities, will be a nominee of the Depositary); provided, however, that, in the case of a Series or Class of Registered Certificates issued between a Record Date (as defined herein) and the related Distribution Dates, interest for the period beginning on the issue date for such Series or Class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will be distributed on the next succeeding Distribution Date to the Registered Certificateholders of the Registered Certificates of such Series or Class on the related Record Date. A Certificateholder of $10,000,000 (or the equivalent thereof in a Specified Principal Currency other than U.S. dollars) or more in aggregate principal amount of Registered Certificates of a given Series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee for such Series not later than fifteen calendar days prior to the applicable Distribution Date. Simultaneously with the election by any Certificateholder to receive payments in a Specified
Currency other than U.S. dollars (as provided above), such Certificateholder shall provide appropriate wire transfer instructions to the Trustee for such Series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

      "Business Day" with respect to any Certificate means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York or (b) if the Specified Currency for such Certificate is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of ECU, shall be Brussels, Belgium) and (ii) if the Pass-Through Rate for such Certificate is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any Certificate means any day on which dealings in deposits in the Specified Currency of such Certificate are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a Series or Class of Registered Certificates shall be specified as such in the applicable Prospectus Supplement.

INTEREST ON THE CERTIFICATES

      General. Each Class of Certificates (other than certain Classes of Strip Certificates) of a given Series may have a different Pass-Through Rate, which may be a fixed or variable Pass-Through Rate, as described below. In the case of Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related Prospectus Supplement. For purposes hereof, "Notional Amount" means the notional principal amount specified in the applicable Prospectus Supplement on which interest on Strip Certificates with no or, in certain cases, a nominal Certificate Principal Balance will be made on each Distribution Date. Reference to the Notional Amount of a Class of Strip Certificates herein or in a Prospectus Supplement does not indicate that such Certificates represent the right to receive any distributions in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related Prospectus Supplement.

      Fixed Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a fixed Pass-Through Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date, or from the last date to which interest has been paid, at the fixed Pass-Through Rate stated on the face thereof and in the applicable Prospectus Supplement until the principal amount thereof is distributed or made available for payment (or in the case of Fixed Rate Certificates with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable Prospectus Supplement, the Pass-Through Rate for such Series or any such Class or Classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. Interest on each Series or Class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date specified in such Prospectus Supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable Prospectus Supplement. Interest on Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

      Floating Rate Certificates. Each Series (or, if more than one Class exists, each Class within such Series) of Certificates with a variable Pass-Through Rate ("Floating Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date to the first Interest Reset Date (as defined herein) for such Series or Class at the Initial Pass-Through Rate set forth on the face thereof and in the applicable Prospectus Supplement. Thereafter, the Pass-Through Rate on such Series or Class for each Interest Reset Period (as defined herein) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, except that if so specified in the applicable Prospectus Supplement, the Spread or Spread Multiplier on such Series or any such Class or Classes of Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. The applicable Prospectus Supplement, unless otherwise specified therein, will designate one of the following Base Rates as applicable to a Floating Rate Certificate: (i) LIBOR (a "LIBOR Reference Rate Certificate"), (ii) the Commercial Paper Rate (a "Commercial Paper Reference Rate Certificate"), (iii) the Treasury Rate (a "Treasury Reference Rate Certificate"), (iv) the Federal Funds Rate (a "Federal Funds Reference Rate Certificate"), (v) the CD Rate (a "CD Reference Rate Certificate") or (vi) such other Base Rate (which may be based on, among other things, one or more market indices or the interest and/or other payments (whether scheduled or otherwise) paid, accrued or available with respect to a designated asset, pool of assets or type of asset) as is set forth in such Prospectus Supplement and in such Certificate. The "Index Maturity" for any Series or Class of Floating Rate Certificates is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

      As specified in the applicable Prospectus Supplement, Floating Rate Certificates of a given Series or Class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable Prospectus Supplement ("Maximum Pass-Through Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Pass-Through Rate"). In addition to any Maximum Pass-Through Rate that may be applicable to any Series or Class of Floating Rate Certificates, the Pass-Through Rate applicable to any Series or Class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application. The Floating Rate Certificates will be governed by the law of the State of New York and, under such law as of the date of this Prospectus, the maximum rate of interest, with certain exceptions, is 25% per annum on a simple interest basis.

      The Company will appoint, and enter into agreements with, agents (each a "Calculation Agent") to calculate Pass-Through Rates on each Series or Class of Floating Rate Certificates. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each Series or Class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given Series or Class.

      The Pass-Through Rate on each Class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for such Class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable Prospectus Supplement. Interest Reset Dates with respect to each Series, and any Class within such Series of Floating Rate Certificates will be specified in the applicable Prospectus Supplement; provided, however, that unless otherwise specified in such Prospectus Supplement, the Pass-Through Rate in effect for the ten days immediately prior to the Scheduled Final Distribution Date will be that in effect on the tenth day preceding such Scheduled Final Distribution Date. If an Interest Reset Date for any Class of Floating Rate Certificates would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day, specified in the applicable Prospectus Supplement.

      Interest payable in respect of Floating Rate Certificates shall be the accrued interest from and including the Original Issue Date of such Series or Class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

      With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Certificate Principal Balance of such Certificate (or, in the case of a Strip Certificate with no or a nominal Certificate Principal Balance, the Notional Amount specified in the applicable Prospectus Supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Pass-Through Rate in effect on such day by 360, in the case of LIBOR Reference Rate Certificates, Commercial Paper Reference Rate Certificates, Federal Funds Reference Rate Certificates and CD Reference Rate Certificates or by the actual number of days in the year, in the case of Treasury Reference Rate Certificates. For purposes of making the foregoing calculation, the variable Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

      All percentages resulting from any calculation of the Pass-Through Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Certificates will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

      Interest on any Series (or Class within such Series) of Floating Rate Certificates will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable Prospectus Supplement.

      Upon the request of the holder of any Floating Rate Certificate of a given Series or Class, the Calculation Agent for such Series or Class will provide the Pass-Through Rate then in effect and, if determined, the Pass-Through Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Certificate.

      (1) CD Reference Rate Certificates. Each CD Reference Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

      The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable Prospectus Supplement as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined herein) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Prospectus Supplement as published in Composite Quotations under the heading "Certificates of Deposit". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Reference Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Reference Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related Prospectus Supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

      The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

      (2) Commercial Paper Reference Rate Certificates. Each Commercial Paper Reference Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

      The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Reference Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined herein) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 p.m.,

New York City time, on the Calculation Date (as defined herein) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Reference Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equipment by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

      "Money Market Yield" shall be a yield calculated in accordance with the following formula:

           Money Market Yield =     D x 360    x     100
                                    -------
                                 360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

      The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

      (3) Federal Funds Reference Rate Certificates. Each Federal Funds Reference Rate Certificate will bear interest for each Interest Resort Period at the Pass-Through Rate calculated with name to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

      The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time on the Calculation Date (as defined herein) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by, the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)", provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate). Unless otherwise specified in the applicable Prospectus Supplement, in the case of a Federal Funds Reference Rate Certificate that resets daily, the Pass-Through Rate on such Certificate for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such Certificate on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

      The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

     (4)  LIBOR   Reference  Rate   Certificates.   Each  LIBOR  Reference  Rate
Certificate   will  bear  interest  for  each  Interest   Reset  Period  at  the
Pass-Through Rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

      With respect to LIBOR indexed to the offered rates for U.S. dollar deposits, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Reference Rate Certificate as follows:

           (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Reference Rate Certificate will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable Prospectus Supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Reference Rate Certificate.

           (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Reference Rate Certificate will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Reference Rate Certificate at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

      If LIBOR with respect to any LIBOR Reference Rate Certificate is indexed to the offered rates for deposits in a currency other than U.S. dollars, the applicable Prospectus Supplement will set forth the method for determining such rate.

      (5) Treasury  Reference Rate  Certificates.  Each Treasury  Reference Rate
Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

     The "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined herein) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Certificates-Treasury bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined herein) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the

Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Reference Rate Certificate and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

      The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Reference Rate Certificate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

      The "Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury
Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

PRINCIPAL OF THE CERTIFICATES

      Each Certificate (other than certain Classes of Strip Certificates) will have a "Certificate Principal Balance" which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related Trust. Distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such Certificate of the Class or Classes entitled thereto (in the manner and priority specified in such Prospectus Supplement) until the aggregate Certificate Principal Balance of such Class or Classes has been reduced to zero. The outstanding Certificate Principal Balance of a Certificate will be reduced to the extent of distributions of principal thereon, and, applicable pursuant to the terms of the related Series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated thereto. The initial aggregate Certificate Principal Balance of a Series and each Class thereof will be specified in the related Prospectus Supplement. Distributions of principal of any Class of Certificates will be made on a pro rata basis among all the Certificates of such Class. Strip Certificates with no Certificate Principal Balance will not receive distributions of principal.

OPTIONAL EXCHANGE

      If a holder may exchange Certificates of any given Series for a pro rata portion of the Deposited Assets, the applicable Prospectus Supplement will designate such Series as an "Exchangeable Series". The terms upon which a holder may exchange Certificates of any Exchangeable Series for a pro rata portion of the Deposited Assets of the related Trust will be specified in the related Prospectus Supplement; provided that any right of exchange shall be exerciseable only to the extent that such exchange would not be inconsistent with the Company's and such Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. Such terms may relate to, but are not limited to, the following:

      (a) a requirement that the exchanging holder tender to the Trustee Certificates of each Class within such Exchangeable Series;

      (b) a minimum Certificate Principal Balance or Notional Amount, as applicable, with respect to each Certificate being tendered for exchange;

      (c) a requirement that the Certificate Principal Balance or Notional Amount, as applicable, of each Certificate tendered for exchange be an integral multiple of an amount specified in the Prospectus Supplement;

      (d) specified dates during which a holder may effect such an exchange (each, an "Optional Exchange Date");

      (e) limitations on the right of an exchanging holder to receive any benefit upon exchange from any Credit Support or other non-Term Assets deposited in the applicable Trust; and

      (f) adjustments to the value of the proceeds of any exchange based upon the required prepayment of future expense allocations and the establishment of a reserve for any anticipated Extraordinary Trust Expenses.

      In order for a Certificate of a given Exchangeable Series (or Class within such Exchangeable Series) to be exchanged by the applicable Certificateholder, the Trustee for such Certificate must receive, at least 30 (or such shorter period acceptable to the Trustee) but not more than 45 days prior to an Optional Exchange Date (i) such Certificate with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of Registered Certificates, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the holder of such Registered Certificate, the Certificate Principal Balance or Notional Amount of such Registered Certificate to be exchanged, the certificate number or a description of the tenor and terms of such Registered Certificate, a statement that the option to elect exchange is being exercised thereby and a guarantee that the Registered Certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the Registered Certificate duly completed will be received by such Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, then such Registered Certificate and form duly completed must be received by such Trustee by such fifth Business Day. Any tender of a Certificate by the holder for exchange shall be irrevocable. The exchange option may be exercised by the holder of a Certificate for less than the entire Certificate Principal Balance of such Certificate provided that the Certificate Principal Balance or Notional Amount, as applicable, of such Certificate remaining outstanding after redemption is an authorized denomination and all other exchange requirements set forth in the related Prospectus Supplement are satisfied. Upon such partial exchange, such Certificate shall be cancelled and a new Certificate or Certificates for the remaining Certificate Principal Balance thereof shall be issued (which, in the case of any Registered Certificate, shall be in the name of the holder of such exchanged Certificate).

      Because initially and unless and until Definitive Certificates are issued each Certificate will be represented by a Global Security, the Depositary's nominee will be the Certificateholder of such Certificate and therefore will be the only entity that can exercise a right of exchange. In order to ensure that the Depositary's nominee will timely exercise a right of exchange with respect to a particular Certificate, the beneficial owner of such Certificate must instruct the broker or other direct or indirect participant through which it holds an interest in such Certificate to notify the Depositary of its desire to exercise a right of exchange. Different firms have different cut-off times for accepting instructions from their customers and, accordingly, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a Certificate in order to ascertain the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depositary.

      Upon the satisfaction of the foregoing conditions and any applicable conditions with respect to the related Deposited Assets, as described in the applicable Prospectus Supplement, the applicable Certificateholder will be entitled to receive a distribution of a pro rata share of the Deposited Assets related to the Exchangeable Series (and Class within such Exchangeable Series) of the Certificate being exchanged, in the manner and to the extent described in such Prospectus Supplement, and would therefore own the Deposited Assets and have the ability to enforce their rights directly as owners of the Deposited Assets. Alternatively, to the extent so specified in the applicable Prospectus Supplement, the applicable Certificateholder, upon satisfaction of such conditions, may direct the related Trustee to sell, on behalf of such Certificateholder, such pro rata share of the Deposited Assets, in which event the Certificateholder shall be entitled to receive the net proceeds of such sale, less any costs and expenses incurred by such Trustee in facilitating such sale, subject to any additional adjustments set forth in the Prospectus Supplement.

PUT OPTION

      If specified in the applicable Prospectus Supplement, a holder may put Certificates of a given Series to the Company or a third party. The terms upon which a holder may put its Certificates (including the price) will be specified in the related Prospectus Supplement; provided, however, any put option shall be exerciseable only to the extent that such put would not be inconsistent with the Company's or Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder.

GLOBAL SECURITIES

     All Certificates of a given Series (or, if more than one Class exists, any given Class within that Series) will, upon issuance, be represented by one or more Global Securities that will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for Registered Certificates denominated and payable in U.S. dollars), or such other depositary identified in the related Prospectus Supplement (the "Depositary"), and registered in the name of a nominee of the Depositary. Global Securities may be issued in either registered or bearer form and in either temporary or definitive form. See "Limitations on Issuance of Bearer Certificates" for provisions applicable to Certificate issued in bearer form. Unless and until it is exchanged in whole or in part for the individual Certificates represented thereby (each a "Definitive Certificate"), a Global Security may not be transferred except as a whole by the Depositary for such Global Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

     The Depository Trust Company has advised the Company as follows: The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with such Depositary ("participants") in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. Such Depositary's participants include securities brokers and dealers (including the Offering Agent), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own such Depositary. Access to such Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to the Company that it intends to follow such procedures.

      Upon the issuance of a Global Security, the Depositary for such Global Security will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual Certificates represented by such Global Security to the accounts of its participants. The accounts to be accredited shall be designated by the underwriters of such Certificates, or, if such Certificates are offered and sold directly through one or more agents, by the Company or such agent or agents. Ownership of beneficial interests in a Global Security will be limited to participants or Persons that may hold beneficial interests through participants. Ownership of beneficial interests in a Global Security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary for such Global Security or by participants or Persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a Global Security.

      So long as the Depositary for a Global Security, or its nominee, is the owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole Certificateholder of the individual Certificates represented by such Global Security for all purposes. Except as set forth below, owners of beneficial interests in a Global Security will not be entitled to have any of the individual Certificates represented by such Global Security registered in their names, will not receive or be entitled to receive physical delivery of any such Certificates and will not be considered the Certificateholder thereof under the Trust Agreement governing such

Certificates. Because the Depositary can only act on behalf of its participants, the ability of a holder of any Certificate to pledge that Certificate to persons or entries that do not participate in the Depositary's system, or to otherwise act with respect to such Certificate, may be limited due to the lack of a physical certificate for such Certificate.

      Subject to the restrictions discussed under "Limitations on Issuance of Bearer Certificates" below, distributions of principal of (and premium, if any) and any interest on individual Certificates represented by a Global Security will be made to the Depositary or its nominee, as the case may be, as the Certificateholder of such Global Security. None of the Company, the Administrative Agent, if any, the Trustee for such Certificates, any Paying Agent or the Certificate Registrar for such Certificates will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in such Global Security or for maintaining, supervising or reviewing any records relating to such beneficial interests. Receipt by owners of beneficial interests in a temporary Global Security of payments of principal, premium or interest in respect thereof will be subject to the restrictions discussed below under "Limitations on Issuance of Bearer Certificates" below.

      The Company expects that the Depositary for Certificates of a given Class and Series, upon receipt of any distribution of principal, premium or interest in respect of a definitive Global Security representing any of such Certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of such Depositary. The Company also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of such participants. Receipt by owners of beneficial interests in a temporary Global Security of payments of principal, premium or interest in respect thereof will be subject to the restrictions discussed below under "Limitations on Issuance of Bearer Certificates".

      If the Depositary for Certificates of a given Class of any Series is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within ninety days, the Company will issue individual Definitive Certificates in exchange for the Global Security or Securities representing such Certificates. In addition, the Company may at any time and in its sole discretion determine not to have any Certificates of a given Class represented by one or more Global Securities and, in such event will issue individual Definitive Certificates of such Class in exchange for the Global Security or Securities representing such Certificates. Further, if the Company so specifies with respect to the Certificates of a given Class, an owner of a beneficial interest in a Global Security representing Certificates of such Class may, on terms acceptable to the Company and the Depositary for such Global Security, receive individual Definitive Certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery of individual Definitive Certificates of the Class represented by such Global Security equal in principal amount to such beneficial interest and to have such Definitive Certificates registered in its name (if the Certificates of such Class are issuable as Registered Certificates). Individual Definitive Certificates of such Class so issued will be issued as (a) Registered Certificates in denominations, unless otherwise specified by the Company, of $1,000 and integral multiples thereof if the Certificates or such Class are issuable as Registered Securities, (b) as Bearer Certificates in the denomination or denominations specified by the Company if the Certificates of such Class are issuable as Bearer Certificates or
(c) as either Registered or Bearer Certificates, if the Certificates of such Class are issuable in either form. See, however, "Limitations on Issuance of Bearer Certificates" below for a description of certain restrictions on the issuance of individual Bearer Certificates in exchange for beneficial interests in a Global Security.

      The applicable Prospectus Supplement will set forth any material terms of the depositary arrangement with respect to any Class or Series of Certificates being offered thereby to the extent not set forth above.

        DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

GENERAL

                 [SELECT ONE OF THE BRACKETED SECTIONS]

      [Alternative 1] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or asset backed security or a pool of such debt securities or asset backed securities (the "Term Assets") issued by one or more issuers (the
"Term Assets Issuers"), purchased by a Trust with proceeds from, and at the direction of, the Company or purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. The Term Assets Issuers will be one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trust, limited liability companies, partnerships or other special purpose entities) organized under the laws of the United States or any state, which are subject to the informational requirements of the Exchange Act and which, in accordance therewith, file reports and other information with the Commission. Based on information contained in the offering document pursuant to which any Term Assets Issuer's securities were originally offered (a "Term
Assets Prospectus"), the applicable Prospectus Supplement shall set forth certain information with respect to the public availability of information with respect to any Term Assets Issuer the debt securities of which constitute more than ten percent of the Term Assets for any series of Certificates as of the date of such Prospectus Supplement ("Concentrated Term Assets"). Material terms of the Term Assets will be set forth in the related Prospectus Supplement.]

      [Alternative 2] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt securities (the "Term Assets"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. Each Term Asset will represent an obligation issued or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof (the "Term Assets Issuers"). Any pool of such publicly offered foreign government debt securities may include both registered and unregistered offerings. To the extent any such Term Asset is unregistered, the applicable Prospectus Supplement will describe the applicable exemption from the registration requirements of the Securities Act. Each Term Asset, or Term Assets in the case of debt securities with a common obligor, that represents ten percent or more of the total Term Assets with respect to any Series of Certificates as of the date of the related Prospectus Supplement ("Concentrated Term Assets") will represent an obligation issued or guaranteed by a foreign government, one of its political subdivisions or an agency or instrumentality of the foregoing which has offered debt securities in the United States pursuant to a registration statement filed with the Commission containing information required by Schedule B of the Securities Act ("Schedule B"), which qualifies as a "seasoned" issuer under Commission practice and which issuer or guarantor the Company reasonably believes (based on publicly available information) is eligible to use Schedule B as of the time of any offering of Certificates hereunder. The Term Assets may include obligations of any or all of the following Foreign Governments (which may include obligations guaranteed by the following): Austria, Australia, Canada, Canadian Provinces, Denmark, Finland, France, Germany, Ireland, Japan, Norway, Italy, Spain, Sweden and the United Kingdom. The Prospectus Supplement for any Series will set forth the Foreign Government obligations included in the related Trust.]

      [Alternative 3] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or pool of such debt securities (the "Term Assets"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. The Term Assets will represent direct obligations of one or more foreign private issuers (as such term is defined in Rule 405 of the Securities Act) (the "Term Assets Issuers") subject to the informational requirements of the Exchange Act and which in accordance therewith file reports and other information with the Commission.]

      [Alternative 4] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt securities (the "Term Assets"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. The respective issuer of any Term Asset is referred to herein as a "Term Assets Issuer". Each Term Asset will represent an obligation (i) issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities") or
(ii) of a U.S. governmental sponsored organization created pursuant to federal statute (a "GSE"). As specified in the applicable Prospectus Supplement, the obligations of one or more of the following GSEs may be included in a Trust: Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Association ("Freddie Mae"), Student Loan Marketing Association ("Sallie Mae"), Resolution Funding Corporation ("REFCORP"), Federal Home Loan Banks ("FHLB") (to the extent such obligations represent the joint and several obligation of the twelve Federal Home Loan Banks), Tennessee Valley Authority ("TVA") and Federal Farm Credit Banks ("FFCB"). The Trusts may also include securities guaranteed by the United States Agency for International Development ("AID") and government trust certificates. Debt securities of such GSEs may be exempt from registration under the Securities Act pursuant to Section 3(a)(2) of the Securities Act (or deemed by statute to be so exempt) and are not required to be registered under the Exchange Act. The securities of any such GSE will be included in a Trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S. government or (B) such organization makes publicly available its annual report which shall include financial statements or similar financial information with respect to such organization (any such GSE, a "GSE Issuer"). Based on information contained in the offering document pursuant to which any GSE Issuer's securities were originally offered (a "Term Assets Prospectus"), the applicable Prospectus Supplement shall set forth certain information with respect to the public availability of information with respect to any GSE Issuer the debt securities of which constitute more than ten percent of the Term Assets for any series of Certificates as of the date of such Prospectus Supplement ("Concentrated Term Assets").]

      The following is a general description of the Deposited Assets which the Company is permitted to include in a Trust and does not purport to be a complete description of any such Deposited Asset. This description is qualified in its entirety by reference to the applicable Prospectus Supplement, the Term Assets Prospectus and the Term Assets themselves. Material information regarding the actual Deposited Assets, as of the Cut-off Date (as defined herein), will be provided in the Prospectus Supplement used to offer a Series of Certificates. A maximum of 5% of the aggregate principal balance of the Deposited Assets included with respect to a Series of Certificates as described in this Prospectus and the related Prospectus Supplement as of the relevant Cut-off Date will deviate from the characteristics of the assets as of the date of issuance of such Series.

TERM ASSETS

              [INCLUDE FOR ALTERNATIVES 1 AND 3 ONLY]

     [General.  As specified  in the related  Prospectus  Supplement,  each Term
Asset will have been issued pursuant to an agreement (each, a "Term Assets Indenture") between the Term Assets Issuer and the Term Assets Trustee. Unless otherwise specified, the Term Assets Indenture and the Term Assets Trustee will be qualified under the Trust Indenture Act of 1939 (the "TIA") and the Term Assets Indenture will contain certain provisions required by the TIA.

      Certain Covenants. Indentures generally contain covenants intended to protect security holders against the occurrence or effects of certain specified events, including restrictions limiting the issuer's, and in some cases any subsidiary's, ability to: (i) consolidate, merge, or transfer or lease assets;
(ii) incur or suffer to exist any lien, charge, or encumbrance upon any of its property or assets, or to incur, assume, guarantee or suffer to exist any indebtedness for borrowed money if the payment of such indebtedness is secured by the grant of such a lien; (iii) declare or pay any cash dividends, or make any distribution on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any. An indenture may also contain financial covenants which, among other things, require the maintenance of certain financial ratios or the creation or maintenance of reserves. Subject to certain exceptions, indentures typically may be amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.

      The Term Assets Indenture related to one or more Term Assets included in a Trust may include some, all or none of the foregoing provisions or variations thereof or additional covenants not discussed herein. To the extent that the Term Assets are investment grade debt they are unlikely to contain significant restrictive covenants although certain non-investment grade debt may not be subject to restrictive covenants either. There can be no assurance that any such provision will protect the Trust or Trustee as a holder of the Term Assets against losses. The Prospectus Supplement used to offer any Series of Certificates will describe material covenants in relation to any Concentrated Term Asset and, as applicable, will describe material covenants which are common to any pool of Term Assets.

      Events of Default. Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement, or condition contained in the securities or the indenture which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities; (iii) failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities, and (iv) certain events of insolvency or bankruptcy with respect to the Term Assets Issuer.

      Remedies. Indentures generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action as it may deem appropriate to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. Generally, an indenture will contain a provision entitling the trustee thereunder to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied, including consent of the indenture trustee, that the proceeding be brought for the ratable benefit of all holders of the security, and/or the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with such request within a reasonable time.

     Each Term Assets Indenture may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Certificates will describe the events of default under the Term Assets Indenture with respect to any Concentrated Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus Supplement will describe certain common Term Asset Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Term Assets, against losses. If a Term Asset Event of Default occurs and the Trustee as a holder of the Term Assets is entitled to vote or take such other action to declare the principal amount of a Term Assets and any accrued and unpaid interest thereon to be due and payable, the Certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Term Asset ("outstanding debt securities") in determining whether to declare the acceleration of the Term Assets.

      Subordination.  As set  forth  in the  applicable  Prospectus  Supplement, certain of the Term Assets with respect to any Trust may be either senior ("Senior Term Assets") or subordinated ("Subordinated Term Assets") in right to payment to other existing or future indebtedness of the Term Assets Issuer. With respect to Subordinated Term Assets, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Term Assets, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal (and premium, if any) or any interest on such securities. Consequently, the Trust or Trustee as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the Term Assets Issuer. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding the Trust or Trustee as a holder of Senior Term Assets would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities. Reference is made to the Prospectus Supplement used to offer any Series of Certificates for a description of any subordination provisions with respect to any Concentrated Term Assets and the percentage of Senior Term Assets and Subordinated Term Assets, if any, in a Trust comprised of a pool of securities.

      Secured Obligations. Certain of the Term Assets with respect to any Trust may represent secured obligations of the Term Assets Issuer ("Secured Term Assets"). Generally, unless an event of default shall have occurred, or with respect to certain collateral or as otherwise set forth in the indenture pursuant to which such securities were offered and sold, an issuer of secured obligations generally has the right to remain in possession and retain exclusive control of the collateral securing a security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any secured indebtedness is issued may also contain certain provisions for release, substitution or disposition of collateral under certain circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any secured indebtedness is issued will also provide for the disposition of the collateral upon the occurrence of certain events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking pari passu with the claims of all other general unsecured creditors.

      The Term Assets Indenture with respect to any Secured Term Asset may include, some, or all or none of the foregoing provisions or variations thereof. The Prospectus Supplement used to offer any Series of Certificates which includes Concentrated Term Assets which are Secured Term Assets, will describe the security provisions of such Term Assets and the related collateral. With respect to any Trust comprised of a pool of securities, a substantial portion of which are Secured Term Assets, the applicable Prospectus Supplement will disclose certain general information with respect to such security provisions and the collateral.]

                        [INCLUDE FOR ALTERNATIVE 2 ONLY]

      General. None of the Term Assets will have been issued pursuant to an indenture and no trustee is provided for with respect to any Term Asset. Generally, there will be a fiscal agent (each a "Fiscal Agent") for the Foreign Government Issuer with respect to the Term Asset whose actions will be governed by a fiscal agency agreement. A Fiscal Agent does not have the same responsibilities or duties to act on behalf of the holders of a Foreign Government's debt securities as would a trustee.

      Contractual Restrictions. There will generally be few, if any, contractual restrictions on the Foreign Government Issuers or Foreign Government Guarantors in respect of the Term Assets. The Term Assets by their terms and provisions may, however, restrict certain actions of the related Foreign Governments and may also require, among other things, the creation or maintenance of reserves or a sinking fund or contain an undertaking or pledge of the Foreign Government not to encumber its assets to secure any other external indebtedness without providing like security for the related Term Asset. Certain actions in respect of the debt securities of Foreign Governments may also be subject to proper executive, legislative or administrative approval.

      The Prospectus Supplement used to offer any Series of Certificates will describe material covenants or undertakings in relation to any Concentrated Term Asset and, as applicable, will describe material covenants or undertakings which are common to any pool of Term Assets. There can be no assurance that any such provision will protect the Trust as a holder of the Term Assets against losses. In the event of a breach of any such covenant or undertaking it may not be possible to force any action in respect of the Term Assets or to obtain an enforceable judgment against a Foreign Government.

      Events of Default. Debt securities issued by foreign governments generally provide that any one of a number of specified events will constitute an event of default with respect to such securities. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement, or condition contained in the securities which failure is materially adverse to security holders and continues for a specified period after notice thereof; (iii) the declaration of a moratorium on payment of interest or principal in respect of external indebtedness and (iv) failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer (including other external indebtedness) or the acceleration by or on behalf of the holders thereof of such securities.

      Each Term Asset may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Certificates will describe the events of default under the Term Assets with respect to any Concentrated Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus Supplement will describe certain common Term Asset Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Term Assets, against losses. If a Term Asset Event of Default occurs and the Trustee as a holder of the Term Assets is entitled to vote or take such other action to declare the principal amount of a Term Assets and any accrued and unpaid interest thereon to be due and payable, the Certificateholders' objectives may differ from those of holders of other outstanding debt securities in determining whether to declare the acceleration of a Term Asset.

      Remedies. Generally, upon the occurrence of an event of default, the holders of not less than a specified percentage of the outstanding securities of a Foreign Government may enforce their rights under the securities including, in some cases, the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable, subject to the issuer's right to cure, if applicable. A fiscal agency agreement will not typically provide for the agent to enforce the rights of the security holders as would an indenture trustee. Consequently, any rights in respect of the Term Assets must be pursued through the Trustee as a holder thereof in the manner prescribed with respect to the Term Assets. There can be no assurance that the Trustee will be able to enforce any contractual obligation against a Foreign Government. Additionally, where action may be taken in respect of the Term Assets only by a specified percentage of the holders of the outstanding debt securities, the Trustee's ability to influence such action will be limited by the proportion of such securities held by the Trust.]

                        [INCLUDE FOR ALTERNATIVE 4 ONLY]

      [General. None of the Term Assets will have been issued pursuant to an indenture, and no trustee is provided for with respect to any Term Asset. There will generally be a fiscal agent ("Fiscal Agent") for a GSE Issuer with respect to any related Term Asset whose actions will be governed by a fiscal agency agreement. A Fiscal Agent is not a trustee for the holders of the Term Assets and does not have the same responsibilities or duties to act for the holders of a GSE's securities as would a trustee.

      Contractual and Statutory Restrictions. A GSE Issuer and the related Term Assets may be subject to certain contractual and statutory restrictions which may provide some protection to securityholders against the occurrence or effects of certain specified events. In general, each GSE is limited to such activities as will promote its statutory purposes as set forth in the publicly available information with respect to such issuer. See "Description of Term Assets -Available Information" in the related Prospectus Supplement. A GSE's promotion of its statutory purposes, as well as its statutory, structural and regulatory relationships with the federal government, may cause or require such GSE to conduct its business in a manner that differs from that an enterprise which is not a GSE might employ.

      Neither the United States or any agency thereof is obligated to finance any GSE Issuer's operations or to assist a GSE Issuer in any manner. Prospective purchasers should consult the publicly available information with respect to each GSE Issuer for a more detailed description of the regulatory and statutory restrictions on the related GSE's activities.

      Events of Default. Term Assets issued by a GSE Issuer may provide that any one of a number of specified events will constitute an event of default with respect thereto. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or authorizing legislation or regulation, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof; and (iii) certain events of insolvency or bankruptcy with respect to the GSE Issuer. The Term Assets will generally provide that upon the occurrence of an event of default the holders of not less than a specified percentage of the outstanding securities may declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable, subject to the issuer's right to cure, if applicable.

      Each Term Asset may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Certificates will describe the events of default under the Term Assets with respect to any Concentrated Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus Supplement will describe certain common Term Asset Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Term Assets, against losses. If a Term Asset Event of Default occurs and the Trustee as a holder of the Term Assets is entitled to vote or take such other action to declare the principal amount of a Term Asset and any accrued and unpaid interest thereon to be due and payable, the Certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Term Asset in determining whether to declare the acceleration of a Term Assets.]

PRINCIPAL ECONOMIC TERMS OF TERM ASSETS

      The applicable Prospectus Supplement will disclose the name of each Term Assets Issuer with respect to the applicable Series of Certificates. In addition, reference is made to the applicable Prospectus Supplement with respect to each Series of Certificates for a description of the following terms, as applicable, of any Concentrated Term Asset: (i) the title and series of such Term Assets, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or subordinated to any other obligations of the issuer; (iii) whether any of the obligations are secured or unsecured and the nature of any collateral; (iv) the limit, if any, upon the aggregate principal amount of such debt securities; (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Term Assets will bear interest, if any ("Term Assets Rate"); the date or dates from which such interest will accrue ("Term Assets Interest Accrual Periods"); and the dates on which such interest will be payable ("Term Assets Payment Dates"); (vii) the obligation, if any, of the Term Assets Issuer to redeem the outstanding debt securities pursuant to any sinking fund or analogous provisions, or at the option of a holder thereof, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation; (viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the Term Assets Issuer; (ix) whether the Term Assets were issued at a price lower than the principal amount thereof; (x) if other than United States dollars, the foreign or composite currency in which such debt securities are denominated, or in which payment of the principal of (and premium, if any) or any interest on such Term Assets will be made (the "Term Assets Currency"), and the circumstances, if any, when such currency of payment may be changed; (xi) material events of default or restrictive covenants provided for with respect to such Term Assets; (xii) the rating thereof, if any; and (xiii) any other material terms of such Term Assets.

      With respect to a Trust comprised of a pool of Term Assets, the related Prospectus Supplement will, to the extent applicable, describe the composition of the Term Assets pool [as of the Cut-off Date], certain material events of default or restrictive covenants common to the Term Assets, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to certain terms set forth above in the preceding paragraph and any other material terms regarding such pool of securities.

PUBLICLY AVAILABLE INFORMATION

      In addition to the foregoing, the applicable Prospectus Supplement will describe, with respect to each Concentrated Term Assets Issuer, the existence and type of certain information that is made publicly available by such Term Assets Issuer regarding such Term Asset or Term Assets and will disclose where and how prospective purchasers of the Certificates may obtain such publicly available information with respect to each such Term Assets Issuer. Such information will typically consist of such Term Assets Issuer's annual report, which contains financial statements or similar financial information, and can be obtained from the Commission, if so specified in the applicable Prospectus Supplement, or from the office of such Term Assets Issuer identified in the related Prospectus Supplement. However, the precise nature of such publicly available information and where and how it may be obtained with respect to any given Term Assets Issuer will vary, and, as described above, will be set forth in the applicable Prospectus Supplement.

OTHER DEPOSITED ASSETS

      In addition to the Term Assets, the Company may also deposit into a given Trust, or the Trustee on behalf of the Certificateholders of a Trust, may enter into an agreement constituting or providing for the purchase of, to the extent described in the related Prospectus Supplement, certain assets related or incidental to one or more of such Term Assets or to some other asset deposited in the Trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, credit swaps, default swaps, floors, caps and collars, cash and assets ancillary or incidental to the foregoing or to the Term Assets (including assets obtained through foreclosure or in settlement of claims with respect thereto) (all such assets for any given Series, together with the related Term Assets, the "Deposited Assets"). The applicable Prospectus Supplement will to the extent appropriate contain analogous disclosure with respect to the foregoing assets as referred to above with respect to the Term Assets.

      The Deposited Assets for a given Series of Certificates and the related Trust will not constitute Deposited Assets for any other Series of Certificates and the related Trust and the Certificates of each Class of a given Series possess an equal and ratable interest in such Deposited Assets. The applicable Prospectus Supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given Series may be beneficially owned solely by or deposited solely for the benefit of one Class or a group of Classes within such Series. In such event, the other Classes of such Series will not possess any beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.

CREDIT SUPPORT

      As specified in the applicable Prospectus Supplement for a given Series of Certificates, the Trust for any Series of Certificates may include, or the Certificateholders of such Series (or any Class or group of Classes within such Series) may have the benefit of, Credit Support for any Class or group of Classes within such Series. Such Credit Support may be provided by any combination of the following means described below. The applicable Prospectus Supplement will set forth whether the Trust for any Class or group of Classes of Certificates contains, or the Certificateholders of such Certificates have the benefit of, Credit Support and, if so, the amount, type and other relevant terms of each element of Credit Support with respect to any such Class or Classes and certain information with respect to the obligors of each such element. In addition, the applicable Prospectus Supplement will include (or incorporate by reference, as applicable) audited financial statements for any obligor providing Credit Support for 20% or more of the cashflow of the relevant Series and information required by Item 301 of Regulation S-K for any obligor providing Credit Support for between 10 and 20% of the cashflow of such Series.

     Subordination. As discussed below under "--Collections", the rights of the Certificateholders of any given Class within a Series of Certificates to receive collections from the Trust for such Series and any Credit Support obtained for the benefit of the Certificateholders of such Series (or Classes within such Series) may be subordinated to the rights of the Certificateholders of one or more other Classes of such Series to the extent described in the related Prospectus Supplement. Such subordination accordingly provides some additional credit support to those Certificateholders of those other Classes. For example, its losses are realized during a given period on the Deposited Assets relating to a Series of Certificates such that the collections received thereon are insufficient to make all distributions on the Certificates of such Series, those realized losses would be allocated to the Certificateholder of any Class of such Series that is subordinated to another Class, to the extent and in the manner provided in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, certain amounts otherwise payable to Certificateholders of any Class that is subordinated to another Class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "-Reserve Accounts" and in the related Prospectus Supplement.

      If so provided in the related Prospectus Supplement, the Credit Support for any Series or Class of Certificates may include, in addition to the subordination of certain Classes of such Series and the establishment of a reserve account, any of the other forms of Credit Support described below. Any such other forms of Credit Support that are solely for the benefit of a given Class will be limited to the extent necessary to make required distributions to the Certificateholders of such Class or as otherwise specified in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, the obligor of any other forms of Credit Support may be reimbursed for amounts paid pursuant to such Credit Support out of amounts otherwise payable to one or more of the Classes of the Certificates of such Series.

     Letter of Credit; Surety Bond. The Certificateholders of any Series (or Class or group of Classes of Certificates within such Series) may, if specified in the applicable Prospectus Supplement, have the benefit of a letter or letters of credit (a "Letter of Credit") issued by a bank (a "Letter of Credit Bank") or a surety bond or bonds (a "Surety Bond") issued by a surety company (a "Surety"). In either case, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to cause the Letter of Credit or the Surety Bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to pay timely the fees or premiums therefor unless, as described in the related Prospectus Supplement, the payment of such fees or premiums is otherwise provided for. The Trustee or such other person specified in the applicable Prospectus Supplement will make or cause to be made draws under the Letter of Credit or the Surety Bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable
Prospectus Supplement. Any amounts otherwise available under the Letter of Credit or the Surety Bond will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable Prospectus Supplement will describe the manner, priority and source of funds by which any such draws are to be repaid.

      In the event that the Letter of Credit Bank or the Surety, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related Prospectus Supplement, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to obtain or cause to be obtained a substitute Letter of Credit or Surety Bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any Letter of Credit Bank or any Surety, as applicable, will continue to satisfy such requirements or that any such substitute Letter of Credit, Surety Bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the Letter of Credit or the Surety Bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original Letter of Credit or Surety Bond.

      Reserve Accounts. If so provided in the related Prospectus Supplement, the Trustee or such other person specified in the Prospectus Supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the Trustee) (a "Reserve Account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Account may be funded through application of a portion of collections received on the Deposited Assets for a given Series of Certificates, in the manner and priority specified in the applicable Prospectus Supplement Amounts may be distributed to Certificateholders of such Class or group of Classes within such Series, or may be used for other purposes, in the manner and to the extent provided in the related Prospectus Supplement. Amounts deposited in any Reserve Account will be invested in certain permitted investments by, or at the direction of, the Trustee, the Company or such other person named in the related Prospectus Supplement.

     Other Credit Support. If so provided in the related Prospectus Supplement, the Trust may include, or the Certificateholders of any Series (or any Class or group of Classes within such Series) may have the benefit of, one or more interest rate, currency, securities, commodity or credit swaps, caps, floors, collars or options. The Prospectus Supplement will identify the counterparty to any such instrument and will provide a description of the material terms thereof.

COLLECTIONS

     The Trust Agreement will establish procedures by which the Trustee or such other person specified in the Prospectus Supplement is obligated, for the benefit of the Certificateholders of each Series of Certificates, to administer the related Deposited Assets, including making collections of all payments made thereon, depositing from time to time prior to any applicable Distribution Date such collections into a segregated account maintained or controlled by the applicable Trustee for the benefit of such Series (each a "Certificate
Account"). An Administration Agent, if any is appointed pursuant to the applicable Prospectus Supplement, will direct the Trustee, and otherwise the Trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as any administrative fee) and certain Credit Support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the Certificates of such Series (and Classes within such Series), all in the manner and priorities described in the related Prospectus Supplement. The applicable Prospectus Supplement will specify the collection periods, if applicable, and

Distribution Dates for a given Series of Certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. There can be no assurance that amounts received from the Deposited Assets and any Credit Support obtained for the benefit of
Certificateholders for a particular Series or Class of Certificates over a specified period will be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such Certificates. The applicable Prospectus Supplement will also set forth the manner and priority by which any Realized Loss will be allocated among the Classes of any Series of Certificates, if applicable.

      The relative priorities of distributions with respect to collections from the assets of the Trust assigned to Classes of a given Series of Certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable Prospectus Supplement. Moreover, the applicable Prospectus Supplement may specify that the relative distribution priority assigned to each Class of a given Series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such Class for payments of other amounts, such as interest or premium.

                         DESCRIPTION OF TRUST AGREEMENT

GENERAL

      The following summary of material provisions of the Trust Agreement and the Certificates does not purport to be complete and such summary is qualified in its entirety by reference to the detailed provisions of the form of Trust Agreement filed as an exhibit to the Registration Statement. The applicable Prospectus Supplement for a Series of Certificates will describe any applicable material provision of the Trust Agreement or the Certificates that is not described herein. Wherever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

ASSIGNMENT OF DEPOSITED ASSETS

      At the time of issuance of any Series of Certificates, the Company will cause the Term Assets to be included in the related Trust, and any other Deposited Asset specified in the Prospectus Supplement, to be assigned to the related Trustee, together with all principal, premium (if any) and interest received by or on behalf of the Company on or with respect to such Deposited Assets after the cut-off date specified in the Prospectus Supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date and other than any Retained Interest. If specified in the Prospectus Supplement, the Trustee will, concurrently with such assignment, deliver the Certificates to the Company in exchange for certain assets to be deposited in the Trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the Trust Agreement. Such schedule will include certain statistical information with respect to each Term Asset and each other Deposited Asset as of the Cut-off Date, and in the event any Term Asset represents ten percent or more of the total Term Assets with respect to any Series of Certificates, such schedule will include, to the extent applicable, information regarding the payment terms thereof, the Retained Interest, if any, with respect thereto, the maturity or term thereof, the rating, if any, thereof and certain other information with respect thereto.

      In addition, the Company will, with respect to each Deposited Asset, deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the Trustee. The Trustee (or such custodian) will review such documents upon receipt thereof or within such period as is permitted in the Prospectus Supplement, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders.

      With respect to certain types of Deposited Assets specified in the applicable Prospectus Supplement only if and to the extent provided therein, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall immediately notify the Administrative Agent, if any, and the Company, and the Administrative Agent, if any, and otherwise the Trustee shall immediately notify the relevant person who sold the applicable Deposited Asset to the Company (a "Deposited Asset Provider"). To the extent specified in the applicable Prospectus Supplement, if the Deposited Asset Provider cannot cure such omission or defect within 60 days after receipt of such notice, the Deposited Asset Provider will be obligated, within 90 days of receipt of such notice, to repurchase the related Deposited Asset from the Trust at the Purchase Price (as defined herein) or provide a substitute for such Deposited Asset.
There can be no assurance that a Deposited Asset Provider will fulfill this repurchase or substitution obligation. Although the Administrative Agent, if any, or otherwise an Administrator, on behalf of the Trustee is obligated to use its best efforts to enforce such obligation, neither such Administrative Agent nor the Company will be obligated to repurchase or substitute for such Deposited Asset if the Deposited Asset Provider defaults on its obligation. When applicable, this repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, or failure to provide, a constituent document, and the Trust and the Certificateholders will not have any continuing direct or indirect liability under the Trust Agreement as sellers of the assets of the Trust in enforcing such obligation.

      Each of the Company and the Administrative Agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Trust Agreement. Upon a breach of any such representation of the Company or any such Administrative Agent, as the case may be, which materially and adversely affects the interests of the Certificateholders, the Company or any such Administrative Agent, respectively, will be obligated to cure the breach in all material respects.

COLLECTION AND OTHER ADMINISTRATIVE PROCEDURES

      General. With respect to any Series of Certificates, the Trustee or such other person specified in the Prospectus Supplement, directly or through sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets and will follow or cause to be followed such collection procedures, if any, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the Trust Agreement and any related instrument governing any Credit Support (collectively, the "Credit Support Instruments") and provided that, except as otherwise expressly set forth in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

      Sub-Administration. Any Trustee or Administrative Agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, a "Sub-Administrative Agent), but the Trustee or Administrative Agent will remain obligated with respect to such obligations under the Trust Agreement. Each Sub-Administrative Agent will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the Trustee; maintaining accounting records relating to the Deposited Assets, attempting to cure defaults and delinquencies; and enforcing any other remedies with respect thereto all as and to the extent provided in the applicable Sub-Administration Agreement (as defined herein).

     The agreement between any Administrative Agent or Trustee and a Sub-Administrative Agent (a "Sub-Administration Agreement") will be consistent with the terms of the Trust Agreement and such assignment to the Sub-Administrator by itself will not result in a withdrawal or downgrading of the rating of any Class of Certificates issued pursuant to the Trust Agreement. With respect to any Sub-Administrative Agreement between an Administrative Agent and a Sub-Administrative Agent, although each such Sub-Administration Agreement will be a contract solely between such Administrative Agent and the Sub-Administrative Agent, the Trust Agreement pursuant to which a Series of Certificates is issued will provide that, if for any reason such Administrative Agent for such Series of Certificates is no longer acting in such capacity, the Trustee or any successor Administrative Agent must recognize the Sub-Administrative Agent's rights and obligations under such Sub-Administration Agreement.

      The Administrative Agent or Trustee, as applicable, will be solely liable for all fees owed by it to any Sub-Administrative Agent, irrespective of whether the compensation of the Administrative Agent or Trustee, as applicable, pursuant to the Trust Agreement with respect to the particular Series of Certificates is sufficient to pay such fees. However, a Sub-Administrative Agent may be entitled to a Retained Interest in certain Deposited Assets to the extent provided in the related Prospectus Supplement. Each Sub-Administrative Agent will be reimbursed by the Administrative Agent, if any, or otherwise the Trustee for certain expenditures which it makes, generally to the same extent the Administrative Agent or Trustee, as applicable, would be reimbursed under the terms of the Trust Agreement relating to such Series. See "--Retained Interest; Administrative Agent Compensation and Payment of Expenses".

      The Administrative Agent or Trustee, as applicable, may require any Sub-Administrative Agent to agree to indemnify the Administrative Agent or Trustee, as applicable, for any liability or obligation sustained by the Administrative Agent or Trustee, as applicable, in connection with any act or failure to act by the Sub-Administrative Agent.

     Realization upon Defaulted Deposited Assets. As administrator with respect to the Deposited Assets, the Trustee (or an Administrator on its behalf), on behalf of the Certificateholders of a given Series (or any Class or Classes within such Series), will present claims under each applicable Credit Support Instrument, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Deposited Assets. As set forth above, all collections by or on behalf of the Trustee or Administrative Agent under any Credit Support Instrument are to be deposited in the Certificate Account for the related Trust, subject to withdrawal as described above.

     If recovery on a defaulted Deposited Asset under any related Credit Support Instrument is not available, the Trustee will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset, provided that it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the Administrative Agent and the Trustee, as applicable, in connection with such proceedings to the extent reimbursable from the assets of the Trust under the Trust Agreement, the Trust will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable Prospectus Supplement, the Administrative Agent or Trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Certificate Account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to Certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

RETAINED  INTEREST;  ADMINISTRATIVE  AGENT COMPENSATION AND PAYMENT
OF EXPENSES

      The Prospectus Supplement for a Series of Certificates will specify whether there will be any Retained Interest in the Deposited Assets, and, if so, the owner thereof. If so provided, the Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the Trust Agreement. A Retained Interest in a Deposited Asset represents a specified interest therein. Payments in respect of the Retained Interest will be deducted from payments on the Deposited Assets as received and, in general, will not be deposited in the applicable Certificate Account or become a part of the related Trust. Unless otherwise provided in the applicable Prospectus Supplement, any partial recovery of interest on a Deposited Asset, after deduction of all applicable administration fees, will be allocated between the Retained Interest (if any) and interest distributions to Certificateholders on a pari passu basis.

      The applicable Prospectus Supplement will specify the Administrative Agent's, if any, and the Trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given Series of Certificates.

     If and to the extent specified in the applicable Prospectus Supplement, in addition to amounts payable to any Sub-Administrative Agent, the Administrative Agent, if any, and otherwise the Trustee will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the Trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement.

ADVANCES IN RESPECT OF DELINQUENCIES

      The Administrative Agent, if any, specified in the applicable Prospectus Supplement will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the Certificateholders of the related Series of Certificates. However, to the extent provided in the applicable Prospectus Supplement, any such Administrative Agent will advance on or before each Distribution Date its own funds or funds held in the Certificate Account for such Series that are not part of the funds available for distribution for such

Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest (net of related administration fees and any Retained Interest) with respect to the Deposited Assets that were due during the related Collection Period and were delinquent on the related Determination Date, subject to (i) any such Administrative Agent's good faith determination that such advances will be reimbursable from Related Proceeds (as defined herein) and
(ii) such other conditions as may be specified in the Prospectus Supplement.

      Advances, if any, are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the Class or Classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Advances of an Administrative Agent's funds, if any, will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of Credit Support) for such Series with respect to which such advances were made (as to any Deposited Assets, "Related Proceeds"); provided, however, that any such advance will be reimbursable from any amounts in the Certificate Account for such Series to the extent that such Administrative Agent shall determine, in its sole judgment, that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by such Administrative Agent from excess funds in the Certificate Account for any Series, such Administrative Agent will replace such funds in such Certificate Account on any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligations, if any, of an Administrative Agent to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING THE ADMINISTRATIVE AGENT AND THE COMPANY

     An Administrative Agent, if any, for each Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The entity serving as Administrative Agent for any such Series may be the Trustee, the Company, an affiliate of either thereof, the Deposited Asset Provider or any third party and may have other normal business relationships with the Trustee, the Company, their affiliates or the Deposited Asset Provider.

      The Trust Agreement will provide that an Administrative Agent may resign from its obligations and duties under the Trust Agreement with respect to any Series of Certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any Class of Certificates of such Series or upon a determination that its duties under the Trust Agreement with respect to such Series are no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor has assumed the Administrative Agent's obligations and duties under the Trust Agreement with respect to such Series.

     The Trust Agreement will further provide that neither such an Administrative Agent, the Company nor any director, officer, employee, or agent of the Administrative Agent or the Company will incur any liability to the related Trust or Certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the Trust Agreement or for errors in judgment; provided, however, that none of the Administrative Agent, the Company nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The Trust Agreement may further provide that, unless otherwise provided in the applicable series supplement thereto, such an Administrative Agent, the Company and any director, officer, employee or agent of the Administrative Agent or the Company will be entitled to the indemnification by the related Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the Trust Agreement will provide that neither such an Administrative Agent nor the Company will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the Trust Agreement or which in its opinion may involve it in any expense or liability. Each of such Administrative Agent or the Company any, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Trust Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. The applicable Prospectus Supplement will describe how such legal expenses and costs of such action and any liability resulting therefrom will be allocated.

      Any person into which an Administrative Agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an Administrative Agent is a part, or any person succeeding to the business of an Administrative Agent, will be the successor of the Administrative Agent under the Trust Agreement with respect to the Certificates of any given Series.

ADMINISTRATIVE AGENT TERMINATION EVENTS; RIGHTS UPON
ADMINISTRATIVE AGENT
TERMINATION EVENT

      "Administrative Agent Termination Events" under the Trust Agreement with respect to any given Series of Certificates will consist of the following: (i) any failure by an Administrative Agent to remit to the Trustee any funds in respect of collections on the Deposited Assets and Credit Support, if any, as required under the Trust Agreement, that continues unremedied for five days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Company, or to the Administrative Agent, the Company and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights (as defined herein); (ii) any failure by an Administrative Agent duly to observe or perform in any material respect any of its other covenants or obligations under the Trust Agreement with respect to such Series which continues unremedied for thirty days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Company, or to the Administrative Agent, the Company and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an Administrative Agent indicating its insolvency or inability to pay its obligations. Any additional Administrative Agent Termination Events with respect to any given Series of Certificates will be set forth in the applicable Prospectus Supplement. In addition, the applicable Prospectus Supplement and the related series supplement to the Trust Agreement will specify as to each matter requiring the vote of holders of Certificates of a Class or group of Classes within a given Series, the circumstances and manner in which the Required Percentage (as defined herein) applicable to each such matter is calculated. "Required Percentage" means, with respect to any matter requiring a vote of holders of Certificates of a given Series, the specified percentage (computed on the basis of outstanding Certificate Principal Balance or Notional Amount, as applicable) of Certificates of a designated Class or group of Classes within such Series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable Prospectus Supplement and the related series supplement to the Trust Agreement. "Voting Rights" evidenced by any Certificate will be the portion of the voting rights of all the Certificates in the related Series allocated in the manner described in the Prospectus Supplement.

      So long as an Administrative Agent Termination Event under the Trust Agreement with respect to a given Series of Certificates remains unremedied, the Company or the Trustee may, and at the direction of holders of such Certificates evidencing not less than the "Required Percentage--Administrative Agent Termination" of the Voting Rights, the Trustee will, terminate all the rights and obligations of such Administrative Agent under the Trust Agreement relating to the applicable Trust and in and to the related Deposited Assets (other than any Retained Interest of such Administrative Agent), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of such Administrative Agent under the Trust Agreement with respect to such Series (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable so to act, it may, or, at the written request of the holders of such Certificates evidencing not less than the "Required Percentage--Termination" of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of, an administration agent with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such Administrative Agent under the Trust Agreement with respect to such Series. Pending such appointment, the Trustee is obligated to act in such capacity (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated). The Trustee and any such successor may agree upon the compensation to be paid to such successor, which in no event may be greater than the compensation payable to such Administrative Agent under the Trust Agreement with respect to such Series.

REMEDIES OF CERTIFICATEHOLDERS

     Any Certificateholder may institute any proceeding with respect to the applicable Trust Agreement subject to the following conditions: (i) such holder previously has given to the Trustee written notice of breach; (ii) the holders of Certificates evidencing not less than the "Required Percentage--Remedies" of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity; and (iii) the Trustee for fifteen days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by the Trust Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

MODIFICATION AND WAIVER

     The Trust Agreement for each Series of Certificates may be amended by the Company and the Trustee with respect to such Series, without notice to or consent of the Certificateholders, for certain purposes including (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the Prospectus Supplement,
(iii)  to  add  or  supplement  any  Credit  Support  for  the  benefit  of  any
Certificateholders (provided that if any such addition affects any series or class of Certificateholders differently than any other series or class of Certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of Certificateholders), (iv) to add to the covenants, restrictions or obligations of the Company, the Administrative Agent, if any, or the Trustee for the benefit of the Certificateholders, (v) to add, change or eliminate any other provisions with respect to matters or questions arising under such Trust Agreement, so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the Trust or result in a sale or exchange of any Certificate for tax purposes and (y) the Trustee has received written confirmation from each Rating Agency rating such Certificates that such amendment will not cause such Rating Agency to reduce or withdraw the then current rating thereof, or (vi) to comply with any requirements imposed by the Code. Without limiting the generality of the foregoing, the Trust Agreement may also be modified or amended from time to time by the Company, and the Trustee, with the consent of the holders of Certificates evidencing not less than the "Required Percentage--Amendment" of the Voting Rights of those Certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the Trust Agreement or of modifying in any manner the rights of such Certificateholders; provided, however, that in the event such modification or amendment would materially adversely affect the rating of any Series or Class by each Rating Agency, the "Required Percentage--Amendment" specified in the related series supplement to the Trust Agreement shall include an additional specified percentage of the Certificates of such Series or Class.

      No such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any Certificate without the consent of the holder of such Certificate or (ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any such amendment without the consent of the holders of all Certificates covered by the Trust Agreement then outstanding.

      Holders of Certificates evidencing not less than the "Required Percentage--Waiver" of the Voting Rights of a given Series may, on behalf of all Certificateholders of that Series, (i) waive, insofar as that Series is concerned, compliance by the Company, the Trustee or the Administrative Agent, if any, with certain restrictive provisions, if any, of the Trust Agreement before the time for such compliance and (ii) waive any past default under the Trust Agreement with respect to Certificates of that Series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such Certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding Certificate affected thereby.

REPORTS TO CERTIFICATEHOLDERS; NOTICES

      Reports to Certificateholders. With each distribution to Certificateholders of any Class of Certificates of a given Series, the
Administrative Agent or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such Certificateholder, to the Company and to such other parties as may be specified in the Trust Agreement, a statement setting forth:

      (i) the amount of such distribution to Certificateholders of such Class allocable to principal of or interest or premium, if any, on the Certificates of such Class; and the amount of aggregate unpaid interest as of such Distribution Date;

      (ii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the related Prospectus Supplement;

     (iii)the amount of compensation received by the Administrative Agent, if any, and the Trustee for the period relating to such Distribution Date, and such other customary information as the Administrative Agent, if any, or otherwise the Trustee deems necessary or desirable to enable Certificateholders to prepare their tax returns;

      (iv) if the Prospectus Supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

      (v) the aggregate stated principal amount or, if applicable, notional principal amount of the Deposited Assets and the current interest rate thereon at the close of business on such Distribution Date;

      (vi) the aggregate Certificate Principal Balance or aggregate Notional Amount, if applicable, of each Class of Certificates (including any Class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise;

      (vii)as to any Series  (or Class  within  such  Series)  for which  Credit
Support has been obtained, the amount of coverage of each element of Credit Support included therein as of the close of business on such Distribution Date.

      In the case of information furnished pursuant to subclauses (i) and (iii) above, the amounts shall be expressed as a U.S. dollar amount (or equivalent thereof in any other Specified Currency) per minimum denomination of Certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the Administrative Agent, if any, or the Trustee shall furnish to each person who at any time during the calendar year was a Certificateholder a statement containing the information set forth in subclauses (i) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Administrative Agent or the Trustee, as applicable, shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Administrative Agent or the Trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.

      Notices. Any notice required to be given to a holder of a Registered Certificate will be mailed to the address of such holder set forth in the applicable Certificate Register. Any notice required to be given to a holder of a Bearer Certificate will be published in a newspaper of general circulation in the city or cities specified in the Prospectus Supplement relating to such Bearer Certificate.

EVIDENCE AS TO COMPLIANCE

      If so specified in the applicable Prospectus Supplement, the Trust Agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the administration of the Deposited Assets during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the Prospectus Supplement, which date shall not be more than one year after the related Original Issue Date), which report should enable the recipients to determine whether such administration was conducted in compliance with the terms of the Trust Agreement. Such report shall identify any exceptions found during the examination.

      The Trust  Agreement  will also provide for  delivery to the Company,  the
Administrative Agent, if any, and the Trustee on behalf of the Certificateholders, on or before a specified date in each year, of an annual statement signed by two officers of the Trustee to the effect that the Trustee has fulfilled its obligations under the Trust Agreement throughout the preceding year with respect to any Series of Certificates.

      Copies of the annual accountants' statement, if any, and the statement of officers of the Trustee may be obtained by Certificateholders without charge upon written request to either the Administrative Agent or the Trustee, as applicable, at the address set forth in the related Prospectus Supplement.

REPLACEMENT CERTIFICATES

      If a Certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable Trustee in the City and State of New York (in the case of Registered Securities) or at the principal London office of the applicable Trustee (in the case of Bearer Certificates), or such other location as may be specified in the applicable
Prospectus Supplement, upon payment by the holder of such expenses as may be incurred by the applicable Trustee in connection therewith and the furnishing of such evidence and indemnity as such Trustee may require. Mutilated Certificates must be surrendered before new Certificates will be issued.

TERMINATION

     The obligations created by the Trust Agreement for each Series of Certificates will terminate upon the payment to Certificateholders of that Series of all amounts held in the related Certificate Account or by an Administrative Agent, if any, and required to be paid to them pursuant to the Trust Agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Asset and (ii) the purchase of all the assets of the Trust by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will any trust created by the Trust Agreement continue beyond the respective date specified in the related Prospectus Supplement. Written notice of termination of the obligations with respect to the related Series of Certificates under the Trust Agreement will be provided as set forth above under "--Reports to Certificateholders; Notices--Notices", and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

      Any such purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a Series of Certificates shall be made at a price approximately equal to the aggregate fair market value of all the assets in the Trust (as determined by the Trustee, the Administrative Agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable Prospectus Supplement, a specified price as determined therein, which price will not be less than the outstanding principal balance of the Certificates (such price, a "Purchase Price"). The exercise of such right will effect early retirement of the Certificates of that Series, but the right of the person entitled to effect such termination is subject to the aggregate principal balance of the outstanding Deposited Assets for such Series at the time of purchase being not more than 10% of the aggregate principal balance of the Deposited Assets at the Cut-off Date for that Series, or such smaller percentage as shall be specified in the related Prospectus Supplement. The Trust and the Certificateholders shall have no continuing direct or indirect liability under the Trust Agreement as sellers of the assets of the Trust in effecting such termination.

DUTIES OF THE TRUSTEE

      The Trustee makes no representations as to the validity or sufficiency of the Trust Agreement, the Certificates of any Series or any Deposited Asset or related document and is not accountable for the use or application by or on behalf of any Administrative Agent of any funds paid to such Administrative Agent or its designee in respect of such Certificates or the Deposited Assets, or deposited into or withdrawn from the related Certificate Account or any other account by or on behalf of such Administrative Agent. The Trustee is required to perform only those duties specifically required under the Trust Agreement with respect to such Series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the Trust Agreement.

THE TRUSTEE

      The Trustee for any given Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association or trust company serving as Trustee, will be unaffiliated with, but may have normal banking relationships with, the Company, any Administrative Agent and their respective affiliates.

          LIMITATIONS ON ISSUANCE OF BEARER CERTIFICATES

      In compliance with United States federal income tax laws and regulations, the Company and any underwriter, agent or dealer participating in the offering of any Bearer Certificate will agree that, in connection with the original issuance of such Bearer Certificate and during the period ending 40 days after the issue date of such Bearer Certificate, they will not offer, sell or deliver such Bearer Certificate, directly or indirectly, to a U.S. Person or to any person within the United States, except to the extent permitted under U.S. Treasury regulations.

      Bearer Certificates will bear a legend to the following effect: "Any United States Person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 1650(j) and 1287(a) of the Internal Revenue Code". The sections referred to in the legend provide that, with certain exceptions, a United States taxpayer who holds Bearer Certificates will not be allowed to deduct any loss with respect to, and will not be eligible for capital gain treatment with respect to any gain realized on a sale, exchange, redemption or other disposition of, such Bearer Certificates.

      As used herein, "United States" means the United States of America and its possessions, and "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

      Pending the availability of a definitive Global Security or individual Bearer Certificates, as the case may be, Securities that are issuable as Bearer Certificates may initially be represented by a single temporary Global Security, without interest coupons, to be deposited with a common depositary in London for Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear"), and Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") for credit to the accounts designated by or on behalf of the purchases thereof. Following the availability of a definitive Global Security in bearer form, without coupons attached, or individual Bearer Certificates and subject to any further limitations described in the applicable Prospectus Supplement, the temporary Global Security will be exchangeable for interests in such definitive Global Security or for such individual Bearer Certificates, respectively, only upon receipt of a Certificate of Non-U.S. Beneficial Ownership. A "Certificate of Non-U.S. Beneficial Ownership" is a certificate to the effect that a beneficial interest in a temporary Global Security is owned by a person that is not a U.S. Person or is owned by or through a financial institution in compliance with applicable U.S. Treasury regulations. No Bearer Certificate will be delivered in or to the United States. If so specified in the applicable Prospectus Supplement, interest on a temporary Global Security will be distributed to each of Euroclear and CEDEL with respect to that portion of such temporary Global Security held for its account, but only upon receipt as of the relevant Distribution Date of a Certificate of Non-U.S. Beneficial Ownership.

                                 CURRENCY RISKS

EXCHANGE RATES AND EXCHANGE CONTROLS

      An investment in a Certificate having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which the Company has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any Certificate. Depreciation of the Specified Currency for a Certificate against the U.S. dollar would result in a decrease in the effective yield of such Certificate below its Pass-Through Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

     Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of a Specified Currency for making distributions in respect of Certificates denominated in such currency. At present, the Company has identified the following currencies in which distributions of principal, premium and interest on Certificates may be made: Australian dollars, Canadian dollars, Danish kroner, Italian lire, Japanese yen, New Zealand dollars, U.S. dollars and ECU. However, Certificates distributable with Specified Currencies other than those listed may be issued at any time. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular Certificate, the currency in which amounts then due to be distributed in respect of such Certificate are distributable would not be available. In that event, such payments will be made in the manner set forth above under "Description of Certificates--General" or as otherwise specified in the applicable Prospectus Supplement.

      IT IS STRONGLY RECOMMENDED THAT PROSPECTIVE PURCHASERS CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. SUCH CERTIFICATES ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

      The information set forth in this Prospectus is directed to prospective purchasers of Certificates who are United States residents. The applicable
Prospectus Supplement for certain issuances of Certificates may set forth certain information applicable to prospective purchasers who are residents of countries other than the United States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, such Certificates.

      Any Prospectus Supplement relating to Certificates having a Specified Currency other than U.S. dollars will contain information concerning historical exchange rates for such currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency.

PAYMENT CURRENCY

     Except as set forth below, if distributions in respect of a Certificate are required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such Certificate shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated in the applicable Prospectus Supplement.

      If distribution in respect of a Certificate is required to be made in ECU and ECU is no longer used in the European Monetary System, then all distributions in respect of such Certificate shall be made in U.S. dollars until ECU is again so used. The amount of each distribution in U.S. dollars shall be computed on the basis of the equivalent of the ECU in U.S. dollars, determined as described below, as of the second Business Day prior to the date on which such distribution is to be made.

      The equivalent of the ECU in U.S. dollars as of any date (the "Day of Valuation") shall be determined for the Certificates of any Series and Class by the applicable Trustee on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components.

     The U.S. dollar equivalent of each of the Components shall be determined by such Trustee on the basis of the most recently available Market Exchange Rates for such Components or as otherwise indicated in the applicable Prospectus Supplement.

      If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

      All determinations referred to above made by the applicable Trustee shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the related Certificateholders of such Series.

FOREIGN CURRENCY JUDGMENTS

      Unless otherwise specified in the applicable Prospectus Supplement, the Certificates will be governed by and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.

                         FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of material United States federal income tax consequences of the ownership of the Certificates as of the date hereof. (Certain minor and incidental consequences are discussed as well.) It is based on the advice of Orrick, Herrington & Sutcliffe LLP, Special Tax Counsel ("Special Tax Counsel"), which has delivered an opinion to the Company that the discussion below, to the extent it constitutes matters of law or legal conclusions thereto, is true and correct in all material respects.

      Special Tax Counsel has also delivered an opinion that the Trust will not be characterized as an association taxable as a corporation (or publicly traded partnership treated as an association) for federal income tax purposes. Special Tax Counsel has not delivered (and unless otherwise indicated in the Prospectus Supplement does not intend to deliver) any other opinions regarding the Trust or the Certificates. Prospective investors should be aware that no rulings have been sought from the Internal Revenue Service (the "IRS"), and that legal opinions are not binding on the IRS or the courts. Accordingly, there can be no assurance that the IRS or the courts will agree with Special Tax Counsel's opinions. If, contrary to Special Tax Counsel's opinion, the Trust is characterized or treated as a corporation for federal income tax consequences, among other consequences, the Trust would be subject to federal income tax (and similar state income or franchise taxes) on its income and distributions to Certificateholders would be impaired. In light of Special Tax Counsel's opinion, however, the balance of this discussion assumes that the Trust will not be characterized or treated as a corporation.

      This summary is based on the Internal Revenue Code of 1986 (the "Code") as well as Treasury regulations and administrative and judicial rulings and practice. Legislative, judicial and administrative changes may occur, possibly with retroactive effect, that could alter or modify the continued validity of the statements and conclusions set forth herein. This summary is intended as an explanatory discussion of the consequences of holding the Certificates generally and does not purport to furnish information in the level of detail or with the investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, it is strongly recommended that each prospective investor consult with its own tax advisor regarding the application of United States federal income tax laws, as well as any state, local, foreign or other tax laws, to their particular situations.

      Except with respect to certain withholding tax matters discussed below under "Withholding Taxes", the discussion is limited to consequences to U.S. Persons. For purposes of this discussion, a U.S. Person is: (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia, or (iii) an estate or trust that is a United States Person within the meaning of Section 7701(a)(30) of the Code.

      For the purposes of this discussion, the Company and Special Tax Counsel have assumed, without inquiry, that the Term Assets will be characterized as indebtedness for federal income tax purposes. The Prospectus Supplement may contain additional information about the federal income tax characterization of the Term Assets.

TAX STATUS OF THE TRUST

      The Trustee intends for tax reporting purposes to treat the Trust as a grantor trust. Prospective investors should be aware, however, that certain of the terms of Certificates (for example, the allocation of the proceeds of a disposition of the Term Assets) may be viewed by the IRS as inconsistent with the grantor trust rules and, accordingly, unless otherwise indicated in the Prospectus Supplement, Special Tax Counsel is not able to deliver an opinion that the Trust will be treated as a grantor trust. Nonetheless, because treating the Trust as a grantor trust is the more appropriate approach for tax reporting purposes, the Trustee currently intends to treat the trust as a grantor trust and, except as specifically indicated otherwise under "Possible Recharacterization of the Trust as a Partnership" below, the balance of this discussion assumes that the Trust will be so classified. (The Trust Agreement prohibits the Trust from electing to be taxed as a corporation.)

      Each Certificateholder will be treated, for federal income tax purposes, as a holder of an equity interest in the Trust and, accordingly, (i) as if it had purchased its pro rata interest of the Trust's underlying assets and (ii) as if it were the obligor on its pro rata portion of the Trust's obligations. Thus, for example, if the Certificates are subject to early redemption on account of the Trust being the obligor under any call options ("Call Warrants"), each Certificateholder will be treated as if it had sold Call Warrants with respect to the Term Assets in an amount representing its pro rata interest in the Trust. Further, if the income of the Trust is used (directly or indirectly) to pay expenses of the Trust, the holders will be treated as if each had first earned its pro rata share of that income and then paid its share of the expense. Prospective investors should be aware that expenses of the Trust may be subject to limitations on deductibility, which may depend on each particular investor's circumstances, but would include, in the case of an individual (or entity treated as an individual) section 67 of the Code that allows miscellaneous itemized deductions only to the extent that in the aggregate they exceed 2 percent of adjusted gross income.

      The Trust has identified the Term Assets and any Call Warrants as part of an integrated transaction within the meaning of Treasury Regulation ss. 1.1275-6. Among other consequences of such identification is the treatment generally of each Certificate as a synthetic debt instrument issued on the date it is acquired by the holder thereof. Similar treatment will also generally apply to Certificates representing "stripped coupons" and/or "stripped bonds," which generally will be the case when Certificates are issued in multiple classes and the different classes represent the ownership of differing percentage ownership interests of the right to interest and principal on the Term Assets. It is also possible that each Certificate will be treated as an actual debt instrument issued on the Closing Date. In that case, the
Certificates would be taxed like conventional debt instruments and the discussion under "Income of Certificateholders" would not apply. If a Series of Certificates has more than one Class and some but not all classes are treated as actual debt instruments issued on the Closing Date, income on the Classes not so treated may be treated as unrelated business taxable income (and thus subject to tax) in the hands of pension plans, individual retirement accounts and other tax-exempt investors.

INCOME OF CERTIFICATEHOLDERS

      Original Issue Discount. Each Certificateholder will be subject to the original issue discount ("OID") rules of the Code and Treasury Regulations with respect to such Certificates. Under those rules, the Certificateholder (whether on the cash or accrual method of accounting) will be required to include in income the OID on the Certificates as it accrues on a daily basis, on a constant yield method regardless of when cash payments are received. The amount of OID on a Certificate generally will be equal to the excess of all amounts payable on the Certificate over the amount paid to acquire the Certificate and the constant yield used in accruing OID generally will be the yield to maturity of a Certificate as determined by each holder based on that holder's purchase price for the Certificate. It is unclear whether the holder of a Certificate should, in calculating OID, assume that the Term Assets will, or will not, be called pursuant to any Call Warrant. Further, it is not clear how actual and expected future prepayments or losses on the Term Assets are to be taken into account.

      The Trustee intends for information reporting purposes to account for OID, if any, reportable by Certificateholders by reference to the price paid for a Certificate by an initial purchaser at an assumed issue price, although the amount of OID will differ for other purchasers. Such purchasers should consult their tax advisers regarding the proper calculation of OID.

      The amount of OID that is reported in income in any particular year will not necessarily bear any relationship to the amount of distributions, if any, paid to a holder in that year.

      Purchase and Sale of a Certificate. A Certificateholder's tax basis in a Certificate generally will equal the cost of the Certificates increased by any amounts includible in income as OID, and reduced by any payments made on the Certificates. If a Certificate is sold or redeemed, capital gain or loss will be recognized equal to the difference between the proceeds of sale and the Certificateholder's adjusted basis in the Certificates.

POSSIBLE RECHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

      As indicated above, it is possible that the IRS will seek to recharacterize the Trust as a partnership. If the IRS were to successfully recharacterize the Trust as a partnership, the Trust would not be subject to federal income tax. Under Treasury Regulation 1.761-2, certain partnerships may "elect out" of subchapter K of the Code (partnership tax accounting). Although subject to uncertainty, the Trust is likely to be eligible for this election. Assuming that it is so eligible, each Certificateholder will be required to report its respective share of the items of income, deductions, and credits of the organization on their respective returns (making such elections as to individual items as may be appropriate) in a manner consistent with the exclusion of the Trust from partnership tax accounting. Such reporting should be substantially similar to the income tax reporting that would be required under the grantor trust rules. In mutual consideration for each Holder's purchase of a Certificate, each such Holder is deemed to consent to the Trust's making of a protective election out of subchapter K of the Code.

      If the election to be excluded from the partnership tax accounting provisions of the Code is not effective, among other consequences, (i) the Trust would be required to account for its income and deductions at the Trust level (not necessarily taking into account any particular holder's circumstances, including any difference between the holder's basis in its Certificates and the Trust's basis in its assets) and to utilize a taxable year for reporting purposes and (ii) each Holder would be required to separately take into account such Holder's distributive share of income and deductions of the Trust. A Holder would take into account its distributive share of Trust income and deductions for each taxable year of the Trust in the Holder's taxable year which ends with or within the Trust's taxable year. A Holder's share of the income of the Trust computed at the Trust level would not necessarily be the same if computed under the OID rule described above under "Income of Certificateholders" and, in particular, may not take account of any difference in the yield on the Certificate to the Holder based on the Certificateholder's purchase price and the yield on the Term Assets determined at the Trust level.

WITHHOLDING TAXES

      Payments made on a Certificate to a person that is not a U.S. Person and has no connection with the United States other than holding its certificates generally will be made free of United States federal withholding tax, provided that (i) the holder is not related (directly or indirectly) to the obligor, guarantor, if any, or sponsor of the Term Assets, the Company, the holder of any other class of Certificates (if such Series provides for multiple classes of Certificates), the holder of any Call Warrant or the counterparty on any notion principal contract or other derivative contract of which the Trust is a party and (ii) the holder complies with certain identification and certification requirements imposed by the IRS.

STATE AND OTHER TAX CONSEQUENCES

      In addition to the federal income tax consequences described above, potential investors should consider the state, local and foreign tax consequences of the acquisition, ownership and disposition of the Certificates. State, local and foreign tax law may differ substantially from federal tax law, and this discussion does not purport to describe any aspect of the tax law of a state or other jurisdiction (including whether the Trust, if treated as a partnership for federal income tax purposes, would be treated as a partnership under any state or local jurisdiction). Therefore, it is strongly recommended that prospective purchasers consult their own tax advisers with respect to such matters.

                              PLAN OF DISTRIBUTION

     Certificates may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable Prospectus Supplement will set forth the terms of the offering of any Series of Certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of such Certificates and the proceeds to the Company from such sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which such Certificates may be listed, any restrictions on the sale and delivery of Certificates in bearer form and the place and time of delivery of the Certificates to be offered thereby.

     If underwriters are used in the sale, Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Such Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Such managing underwriters or underwriters in the United States will include Salomon Brothers Inc, an affiliate of the Company. Unless otherwise set forth in the applicable Prospectus Supplement, the obligations of the underwriters to purchase such Certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such Certificates if any of such Certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

      Certificates may also be sold through agents designated by the Company from time to time. Any agent involved in the offer or sale of Certificates will be named, and any commissions payable by the Company to such agent will be set forth, in the applicable Prospectus Supplement. Unless otherwise indicated in the applicable Prospectus Supplement, any such agent will act on a best efforts basis for the period of its appointment.

      If so indicated in the applicable Prospectus Supplement, the Company will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase Certificates at the public offering price described in such Prospectus Supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such Prospectus Supplement. Such contracts will be subject only to those conditions set forth in the applicable Prospectus Supplement and such Prospectus Supplement will set forth the commissions payable for solicitation of such contracts.

     Any underwriters, dealers or agents participating in the distribution of Certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of Certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Company to indemnification by the Company against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Company or its affiliates in the ordinary course of business.

      Salomon Brothers Inc is an affiliate of the Company and is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc., the indirect parent corporation of the Company. Salomon Brothers Inc's participation in the offer and sale of Certificates complies with the requirements of Rule 2720 of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

      As to each Series of Certificates, only those Classes rated in one of the investment grade rating categories by a Rating Agency will be offered hereby. Any unrated Classes or Classes rated below investment grade may be retained by the Company or sold at any time to one or more purchasers.

      Affiliates of the Underwriters may act as agents or underwriters in connection with the sale of the Certificates. Any affiliate of the Underwriters so acting will be named, and its affiliation with the Underwriters described, in the related Prospectus Supplement. Also, affiliates of the Underwriters may act as principals or agents in connection with market-making transactions relating to the Certificates. A Prospectus Supplement will be prepared with respect to the Certificates for use by such affiliates in connection with offers and sales related to market-making transactions in the Certificates.

                                 LEGAL OPINIONS

      Certain legal matters (including federal income tax matters) with respect to the Certificates will be passed upon for the Company and the Underwriters by Orrick, Herrington & Sutcliffe LLP, New York, New York or other counsel identified in the applicable Prospectus Supplement.

                                 INDEX OF TERMS

Administration Fee................................................6
Administrative Agent..............................................1
AID..............................................................21
Base Rate........................................................12
Bearer Certificates...............................................1
Business Day.....................................................11
Calculation Agent................................................12
Calculation Date.................................................13
CD Rate..........................................................13
CD Rate Determination Date.......................................13
CD Reference Rate Certificate....................................12
Cede..............................................................2
CEDEL............................................................36
Certificate Account..............................................28
Certificate Principal Balance....................................16
Certificateholders................................................1
Certificates......................................................1
Class.............................................................1
Code.............................................................39
Commercial Paper Rate Determination Date.........................14
Commercial Paper Reference Rate Certificate......................14
Commission........................................................1
Company...........................................................1
Components.......................................................38
Composite Quotations.............................................12
Concentrated Term Assets.....................................20, 21
Coupons...........................................................9
Credit Support....................................................1
Credit Support Instruments.......................................29
Day of Valuation.................................................38
Definitive Certificate...........................................18
Depositary.......................................................18
Deposited Asset Provider.........................................29
Deposited Assets..................................................1
Determination Date...............................................10
Distribution Date.................................................1
ECU...............................................................1
Euroclear........................................................36
Exchange Act......................................................1
Exchange Rate Agent...............................................9
Exchangeable Series..............................................17
Fannie Mae.......................................................21
Federal Funds Rate...............................................14
Federal Funds Rate Determination Date............................14
Federal Funds Reference Rate Certificate.........................12
FFCB.............................................................21
FHLB.............................................................21
Fiscal Agent.................................................23, 24
Fixed Pass-Through Rate...........................................9
Fixed Rate Certificates..........................................11
Floating Rate Certificates.......................................11
Freddie Mae......................................................21
Global Security...................................................1
GSE Issuer.......................................................21
H.15(519)........................................................12

Index Maturity...................................................12
Interest Reset Date..............................................12
Interest Reset Period............................................12
IRS..............................................................39
Letter of Credit.................................................27
Letter of Credit Bank............................................27
LIBOR............................................................15
LIBOR Determination Date.........................................15
LIBOR Reference Rate Certificate.................................12
London Banking Day...............................................11
Market Exchange Rate..............................................9
Maximum Pass-Through Rate........................................12
Minimum Pass-Through Rate........................................12
Money Market Yield...............................................14
Nonrecoverable Advance...........................................31
Notional Amount..................................................11
Offering Agent....................................................2
Option to Elect Exchange.........................................17
Optional Exchange Date...........................................17
Original Issue Date...............................................8
outstanding debt securities......................................23
Pass-Through Rate.................................................8
Prospectus Supplement.............................................1
Purchase Price...................................................36
Rating Agency.....................................................3
Realized Losses..................................................16
REFCORP..........................................................21
Registered Certificates...........................................1
Registration Statement............................................1
Related Proceeds.................................................31
Required Percentage..............................................32
Reserve Account..................................................27
Retained Interest.................................................7
Reuters Screen LIBO Page.........................................15
Sallie Mae.......................................................21
Secured Term Assets..............................................23
Securities Act....................................................1
Senior Term Assets...............................................23
Series............................................................1
Special Tax Counsel..............................................38
Specified Currency................................................1
Specified Interest Currency.......................................1
Specified Premium Currency........................................1
Specified Principal Currency......................................1
Spread...........................................................12
Spread Multiplier................................................12
Strip Certificates................................................9
Stripped Interest................................................11
Sub-Administration Agreement.....................................30
Sub-Administrative Agent.........................................29
Subordinated Term Assets.........................................23
Surety...........................................................27
Surety Bond......................................................27
Term Asset Events of Default.............................22, 24, 25
Term Assets.......................................................1
Term Assets Currency.............................................25
Term Assets Indenture............................................21

Term Assets Interest Accrual Periods.............................25
Term Assets Issuer...............................................21
Term Assets Issuers..........................................20, 21
Term Assets Payment Dates........................................25
Term Assets Prospectus...........................................21
Term Assets Rate.................................................25
Treasury bills...................................................16
Treasury Rate....................................................16
Treasury Rate Determination Date.................................16
Treasury Reference Rate Certificate..............................12
Trust.............................................................1
Trust Agreement...................................................1
Trustee...........................................................1
Trustee's Fee.....................................................6
TVA..............................................................21
U.S. Person......................................................36
United States....................................................36
Variable Pass-Through Rate........................................9
Voting Rights....................................................32

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED [         ], [     ])
STRUCTURED PRODUCTS SERIES [  ] - [  ] TRUST

$[  ]  Class  [  ]  Notes,   [  ]%  [Variable]  Note Interest Rate
$[  ]  [Notional Amount (Approximate)], Class [  ]Certificates, [ %]
       [Variable] Pass-Through Rate

STRUCTURED PRODUCTS CORP.
DEPOSITOR

     Each Structured Products Trust Certificate Series [ ____ ]-[ ____ ] will represent a fractional undivided beneficial interest in the Structured Products Series [ _____ ]-[ _____ ] Trust (the "Trust") to be formed pursuant to the Trust Agreement dated as of [ ], [ ____ ] (the "Trust Agreement"), between Structured Products Corp. (the "Company")and [ _______________ ], as trustee (the "Owner Trustee"). The Certificates will consist of [ ] classes of Certificates, designated as Class [ ____ ] Certificates(,) [and] Class [ ____ ] Certificates [and list others], [all] of which [only the Class [ ____ ] Certificates(,) [and] Class [ ____ ] Certificates [and list others]] are being offered hereby (collectively, the "Certificates"). The Certificates will be issued by the Trust. The Structured Products Trust Series [ ____ ]-[ ____ ] Notes (the "Notes")and, collectively with the Certificates, the "Securities") are also being offered hereby and will be issued pursuant to an indenture dated as of [ _____ ], [ _____ ] (the "Indenture"), between the Trust and [ __ ], as trustee (the "Indenture Trustee"). The property of the Trust will consist [in part] of [SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS] [Alternative 1: specify publicly issued debt security or asset backed security or a pool of such debt securities or asset backed securities issued by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities)] [Alternative 2: specify publicly issued obligations of one or more foreign private issuers] [Alternative 3: specify publicly issued debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: specify publicly issued debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof] [maturing in ___ years] issued by [specify issuers] (collectively, the "Term Assets"), and having the characteristics described herein under "Description of Term Assets". Terms used but not otherwise defined herein are defined in the Prospectus attached hereto (the "Prospectus").

     The Term Assets will be acquired by the Company and, pursuant to the Trust Agreement, deposited into the Trust for the benefit of Certificateholders, subject to the pledge of the Indenture. The Trust's rights in, to and under the Term Assets will be pledged to the Indenture Trustee pursuant to the Indenture. [The Term Assets were issued and sold as part of an underwritten public offering in [ ].] [The Term Assets are obligations of the Term Assets Issuer[s] and] [explain whether senior or subordinate, and whether subject to any redemption or put rights]. [Describe any required principal payments or amortization or accumulation of Term Assets.]

                                     (COVER CONTINUED ON NEXT PAGE)

PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET FORTH UNDER "RISK FACTORS" HEREIN ON PAGES S-[ ] TO S-[ ] AND IN THE PROSPECTUS ON PAGES [ ] TO [ ].

                                  ------------

THE SECURITIES REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRUST ONLY AND DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE COMPANY OR ANY OF ITS AFFILIATES. THE SECURITIES DO NOT REPRESENT A DIRECT OBLIGATION OF ANY TERM ASSETS ISSUER OR ANY OF THEIR RESPECTIVE AFFILIATES.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   -----------

     The Underwriter has agreed to purchase the Certificates from the Company at [ ]% of the Certificate Principal Balance thereof plus accrued interest, if any, at the Pass-Through Rate calculated from [ _________ ], [ ____ ] (the "Expected Settlement Date"), subject to the terms and conditions set forth in the Underwriting Agreement referred to herein. The Underwriter has agreed to purchase the Notes from the Company at [ ]% of the Note Principal Balance thereof plus accrued interest, if any, at the Note Interest Rate calculated from the Expected Settlement Date, subject to the terms and conditions set forth in the Underwriting Agreement referred to herein. See "Method of Distribution".

The Underwriter proposes to offer the Securities from time to time for sale in negotiated transactions or otherwise at prices determined at the time of sale. For further information with respect to the plan of distribution and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "Method of Distribution".

The Securities are offered subject to receipt and acceptance by the Underwriter, to prior sale and to the Underwriter's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the [specify applicable classes] Securities will be made in book-entry form through the facilities of The Depository Trust Company on or about the Expected Settlement Date.

-----------------
SALOMON SMITH BARNEY

THE DATE OF THIS PROSPECTUS SUPPLEMENT IS [    ], [      ]

(COVER PAGE CONTINUED)

Distributions on the Certificates will be made[[monthly] [quarterly] [semi-annually] or[[ ] of each year] [to be conformed to interest payment dates for Term Assets], or, if any such date is not a business day, then on the immediately following business day (each, a "Distribution Date") commencing [ ], [ _____ ]. The last day on which distributions are scheduled to be made on the Certificates is [ _________ ], [ ____ ] (the "Final Distribution Date"), by which date the holders of the Certificates will receive a distribution of all amounts allocable to principal of such Certificates or, to the extent specified herein, a pro rata share of any remaining Term Assets.

 Distribution on the Notes will be made on each Distribution Date. The last day on which payments on the Notes are scheduled to be made is [ __ ], [___] (the "Scheduled Maturity Date").

     As and to the extent described herein, collections received with respect to the Deposited Assets will be distributed to Noteholders and Certificateholders [of each class] in the manner and priority described herein. [The rights of the holders of the Class [ ____ ] Certificates [and specify other classes] to receive distributions of such collections are subordinated to the rights of the holders of the Notes and the Class [ ____ ] Certificates [specify other classes]. As and to the extent described herein, losses realized on the Deposited Assets will be borne by the holders of the Class [ ____ ] Certificates [specify other classes] before such losses will be borne by the holders of the other classes of Certificates [and the Class [ ] Certificates ([specify other classes)] and the holders of the Notes. To the extent described herein, the relative priorities of each class of Certificates and Notes with respect to collections from and losses on the Deposited Assets may each change over time, either permanently or temporarily, upon the occurrence of certain circumstances specified herein. See "Description of Securities-Allocation of Losses; Subordination".

The Term Assets Issuer is not participating in, and will not receive any proceeds in connection with, this offering.

There is currently no secondary market for the Securities, and there can be no assurance that a secondary market for the Securities will develop or, if it does develop, that it will continue. See "Risk Factors" herein and in the Prospectus.

The [specify applicable classes] Securities initially will be represented by certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interest of beneficial owners of such Securities will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for such Securities only under the limited circumstances described herein. See "Description of Securities-Definitive Securities".

IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVERALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE SECURITIES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

THE SECURITIES OFFERED BY THIS PROSPECTUS SUPPLEMENT WILL CONSTITUTE A SEPARATE SERIES OF SECURITIES BEING OFFERED BY THE COMPANY PURSUANT TO ITS PROSPECTUS DATED [ __ ], [ ___ ], OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. IN PARTICULAR, INVESTORS SHOULD CAREFULLY CONSIDER THE FACTORS SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS AND IN THIS PROSPECTUS SUPPLEMENT.

     UNTIL [ _ ], [ _ ], ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                SUMMARY OF PRINCIPAL ECONOMIC TERMS

      The following summary of principal economic terms does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus, including under the heading "Description of Securities", "Description of Term Assets" and "Description of Credit Support". Certain capitalized terms used herein are defined elsewhere in the Prospectus Supplement on the pages indicated in the "Index of Terms" appearing at page S-[ ____ ] of this Prospectus Supplement or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

THE CERTIFICATES

The Trust........... Structured  Products  Series   [     ]-[     ]
                     Trust.  The Trust will be formed  pursuant  to
                     the Trust  Agreement  dated as of [         ],
                     [ ] (the "Trust Agreement"), between the Company and the Owner Trustee, dated as of the Expected Settlement Date.

Certificates         Offered  Structured  Products  Trust  Certificates,
                     Series  [  _____  ]-[  _____  ],  consisting  of  Class [ ]
                     Certificates [,] [and] Class [ ] Certificates [and specify others] (collectively, the "Certificates").

[Initial Certificate
Principal Balance or

Notional Amount].... Class [   ]:   [$] [     ].
                     Class [   ]:   [$] [     ].

Final Distribution

Date................ Class [   ]:   [      ], [     ].
                     Class [   ]:   [      ], [     ].

Pass-Through         Rates.. [The Variable  Pass-Through Rates applicable to the calculation of the interest  distributable on any
                     Distribution  Date on the  Certificates  [(other  than  the
                     Class [ ] Certificates)]  are equal to [describe method for
                     determining   variable   rates].   The   initial   Variable
                     Pass-Through Rates for the Class [ ] Certificates [,] [and]
                     the  Class  [  ]  Certificates  [and  specify  others]  are approximately  [ ____  ]% [,]  [and] [ ____ ]% and [ ]% per
                     annum,   respectively.]   [The   Pass-Through   Rate
                     applicable   to  the   calculation  of  the  interest
                     distributable on any Distribution Date on the [specify classes] Certificates is fixed at [ ____ ]% [and [ ____ ]%, respectively,] per annum.]

Original Issue Date  [    ], [     ].

Cut-off Date ....... [    ], [     ].

Distribution Dates . [    ], commencing [    ], [     ].

Record Dates........ The  [  ]  day   immediately   preceding  each
                     Distribution Date.

Denominations;

Specified Currency.. The Class [ ] Certificates  [,] [and] Class [ ]
                     Certificates [and specify others] will be denominated and payable in [U.S. dollars] [ ] [(the "Specified Currency") and will be available for purchase in minimum denominations of [$] [ ] and [integral multiples thereof] [multiples of [$] [ ] in excess thereof].

Interest Accrual

Periods............. [Monthly] [Quarterly]  [Semi-annually] (or, in
                     the  case  of  the  first   interest   Accrual
                     Period,  from and including the Original Issue
                     Date to but excluding  the first  Distribution Date).

Form of Security.... Book-entry  securities  with  DTC,  except  in certain limited circumstances. See "Description of Securities-Definitive
                     Certificates". Distributions thereon will be settled in [immediately available (same-day)] [clearinghouse(next-day)] funds.

Owner Trustee ...... [    ].

Ratings............. [    ]    by    [    ]    [and    [    ]    by
                     [    ]].     [Specify     specific     ratings
                     requirements    for    particular     classes,
                     including  the extent to which the issuance of
                     the   Certificates   of  a  given   class   is
                     conditioned upon satisfaction of the ratings of each other class of Certificates.] See "Ratings".

THE NOTES

The Trust .......... Structured  Products  Series [  ]-[  ] Trust.

Notes Offered....... Structured Products Trust  Notes, Series [     ]-[     ]
                     [specify others](collectively, the "Notes").

[Initial Note
Principal Balance/
Notional Amount].... [$] [     ].

Scheduled Maturity
Date................ [  ], [  ].

Note Interest Rate.. [The Variable Note Interest Rate applicable to the calculation of the interest  distributable
                     on any Distribution Date on the Notes is equal to [describe method for determining variable rates]. The initial Variable Note Interest Rate [specify others] is approximately [ ]% per annum.] [The Note Interest Rate applicable to the calculation of the interest distributable on any Distribution Date on the Notes is fixed at [ ____ ]% per annum.]

Original Issue Date. [   ], [     ].

Cut-off Date........ [   ], [     ].

Distribution Dates.. [    ], commencing [      ], [     ].

Record Dates........ The  [  ]  day   immediately   preceding  each
                     Distribution Date.

Denominations;
Specified  urrency . The Class [ ] Notes [and specify others] will be denominated and payable in [U.S. dollars] [ ] [(the "Specified ____ Currency") and will be available for purchase in minimum denominations of [$] _____ [ ___] and [integral multiples thereof] [multiples of [$] ______ ] in excess thereof].

Interest Accrual
Periods............. [Monthly]  [Quarterly]  [Semi-annually] (or in
                     the  case  of  the  first   Interest   Accrual
                     Period,  from and including the Original Issue
                     Date to but excluding  the first  Distribution Date).

Form of Security.... Book-entry  securities  with  DTC,  except  in
                     certain limited  circumstances.     See
                     "Description     of      Securities-Definitive
                     Certificates". Distributions thereon will be settled in [immediately available (same-day)] [clearinghouse (next-day)] funds.

Indenture Trustee... [      ].

Ratings............. [     ]     by     [     ]     [and     [    ]
                     by [  ]].  See "Ratings".

THE TERM ASSETS

Term sets  ........  [SELECT  ONE OF THE  FOLLOWING  BRACKETED
                     SELECTIONS] [Alternative 1: specify publicly issued debt security or asset backed security or a pool of such debt securities or asset backed securities issued by one or more
                     corporations,   banking organizations,   insurance
                     companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities)] [Alternative 2: specify publicly issued obligations of one or more foreign private issuers] [Alternative 3: specify publicly issued debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: specify publicly issued debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof].

Term Assets Issuer[s]. [Specify issuer or pool].

Term Assets Original

Issue Date..........    [     ], [     ].

Term Asset Scheduled
Final Payment

Date ...............    [     ], [     ].

[Amortization]

[Accumulation]......  [Describe amortization or accumulation schedule, if any].

Denominations; Term
Assets Currency..... The Term  Assets are  denominated  and payable in [U.S. dollars] [ ] (the "Term Assets Currency") and are available in
                     minimum   denominations  of  [$][       ]  and
                     [integral  multiples  thereof]  [multiples  of
                     [$][        ] in excess thereof].

Term Assets
Payment Dates....... [        ], commencing [        ].

Term Assets Rate.... [  %  per   annum.]  [A   [weighted   average]
                     rate per annum equal to [specify interest rate formula for debt security].]

Term Assets Interest
Accrual Periods .... [Monthly] [Quarterly] [Semi-annually].

Priority............ [Describe senior or subordinated status of
                     Term Assets].

Redemption/Put/
Other Features...... [Describe existence of any redemption,  put or other  material  features  applicable  to the Term Assets].

Form of
Security ........... [Book-entry securities with DTC.]

Term Assets Trustee. [     ]. The Term Assets have been issued  pursuant to
                     [an indenture] [a pooling and servicing  agreement]
                     [master   pooling  and   servicing agreement
                     [as supplemented by a series supplement] [trust agreement [an indenture] dated as of [ ], 19[ ] (the "Term Assets Agreement"), among the Term Assets Trustee and the Term Assets Issuer [specify any other parties thereto].

Ratings............. [    ]    by    [    ]    [and    [    ]    by
                     [    ]].    See     "Description    of    Term
                     Assets - Ratings of Term Assets".

OTHER DEPOSITED ASSETS

[Provide similar tabular summary description of the principal economic terms of any credit support or other ancillary or incidental asset]

                        SUMMARY OF PROSPECTUS SUPPLEMENT

      The following summary does not purport to be complete and is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus.

Depositor .......... Structured   Products   Corp.,   an   indirect wholly-owned
                     subsidiary   of  Salomon  Smith Barney  Holdings, Inc. and
                     an affiliate of [an] [the] Underwriter (the "Company"). See "The Company" in the Prospectus.

Certificates........ The  Certificates,  each of which  represents  a fractional undivided beneficial interest in the Trust, will be issued pursuant to the Trust Agreement. The Certificates will consists of [ ] classes, designated as Class [ ] Certificates [and] [,] Class [ ] Certificates [and [specify other classes]], [all] of which [all but the Class [ ] Certificates] are being offered hereby (collectively, the "Certificates").

                    The Certificate Principal Balance of a Certificate outstanding at any time represents the maximum amount that the holder thereof is entitled to receive as distributions allocable to principal. The Certificate Principal Balance of a Certificate will decline to the extent distributions allocable to principal are made to such holder. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify]. Reference to the Notional amount of the Class [ ] Certificates is solely for convenience in determining the basis on which distributions on the Class [ ] Certificates are calculated [and determining the relative voting rights of Certificateholders of Class [ ] Certificates for purposes of voting on a class-by-class basis or otherwise]. The Notional Amount does not represent the right to receive any distributions allocable to principal.]

                     [The Class [ ] Certificates, which are not being offered hereby, have in the aggregate an initial Certificate Principal balance of [$] [ _______ ] (approximate) and a [Variable] Pass-Through Rate [of [ ]%]. The Class [ ] Certificates represent the right to receive distributions in respect of their Certificate Principal Balance and interest thereon at their applicable Pass-Through Rate.] Shortfalls in collections with respect to the Deposited Assets will be allocated solely to the Class [ ] Certificates to the extent provided herein and, thereafter, will be allocated among the Certificates and the Class [ ____ ] Certificates, as provided herein. [The Class [ ] Certificates will be transferred by the Company to an affiliate on or about [ ], [ _____ ] (the "Closing Date"), and may be sold at any time in accordance with any restrictions in the Trust Agreement.]]

Notes .............. The Notes,  which are  secured by the  Trust's rights in, to and under the Deposited Assets, will be issued pursuant to the Indenture.
                     The Notes will consist of [            ].

Risk Factors........ There are material risks  associated  with any investment in the Certificates or the Notes. See "Risk Factors" herein and in the Prospectus.

The Term Assets .... Interest on the Term Assets accrues at the
                     Term Assets Rate for each Term Assets Accrual Period and is payable on each Term Assets Payment Date. The entire principal amount of the Term Assets will be payable on the Term Assets Final Payment Date. [The Term Assets have a remaining term to maturity of approximately [ ] years.] [As of the Cut-off Date, the pool of Term Assets has a weighted average interest rate of [ ]% and a weighted average remaining term to maturity of approximately [ _____ ] years.]

[Other Deposited
Assets and Credit
Support]...........  [The  Deposited  Assets will also  include
                     [describe any assets which are ancillary or incidental to the Term Assets, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars] (such assets, together with the Term Assets, the "Deposited Assets"). See "Description of Deposited Assets".

                     The [Certificateholders] [Noteholders] of the [specify particular classes] will have the benefit of [describe credit support] to support or ensure the [servicing and] [timely [ultimate]] distribution of amounts due with respect to the Deposited Assets[, including providing certain coverage with respect to losses thereon.]

Distributions....... Holders of the  Securities  will be  entitled to receive on each  Distribution  Date,  to the extent of available
                     funds on such Distribution Date, after payment of the expenses of the Trust, and its respective agents, (i) distributions payable in respect of or allocable to interest at the applicable Note Interest Rate or Pass-Through Rate on the applicable Note Principal Balance
                     or   Certificate   Principal   Balance,   (ii)
                     distributions   payable  in  respect  of  or  allocable  to
                     principal and (iii) [in the case of [ _____ ],] distributions allocable to premium (if any) in an amount equal to all payments to premium (if any) received on the Term Assets for the applicable Collection Period. Distributions will be made on the Securities only if, and to the extent that, payments are made with respect to the Deposited Assets or are otherwise covered by any Credit Support. [The holders of the Class [ ] Certificates will be entitled to receive on each Distribution
                     Date distributions allocable to interest in an amount equal to [describe Stripped Interest].] [The holders of the Class [ ] Certificates will not be entitled to receive any distributions allocable to principal or premium (if any).] See "Description of Securities -Distributions".]

Special Distribution
Dates............... If a payment with respect  to the Term Assets is made after the Term Assets Payment Date on which such payment was due, then such amount shall be distributed on the next occurring Business Day (a "Special Distribution Date") as if such funds had been available on the Distribution Date immediately preceding such Special Distribution Date; PROVIDED, HOWEVER, that the Record Date for such Special Distribution Date shall be [[ ] Business Days] prior to the day on which the related payment was received from the Term Assets Trustee.

Subordination....... As to the extent described  herein,  the rights of the holders of the Class [ ] Certificates [and specify other classes] to receive distributions of principal, premium (if any) and interest with respect to the Deposited Assets will be subordinated to the rights of the holders of the Notes and the other classes of Certificates with respect to losses attributable to principal, premium (if any) and interest realized on a Deposited Asset (such losses, "Realized Losses"). See "Description of Securities - Allocation of Losses; Subordination".

Optional Termination At  its  option,  the  [Company]  may
                     purchase all the Deposited Assets in the Trust, and thereby
                     cause  the  termination  of  the  Trust,   early
                     retirement of the Certificates and redemption of the Notes, on any Distribution Date on which the aggregate principal amount of the Deposited Assets remaining in the Trust is not more than [specify percentage no greater than 10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [Specify any other purchase or repurchase option of the Company or any Holder of Certificates.] See "Description of Trust Agreement - Termination" herein.

Termination of the

Trust............... The Trust  Agreement  will  terminate upon the final distribution of  Certificateholders  of all  amounts due in
                     respect of the  Deposited Assets.   [Describe  any  further
                     termination events].

Federal Income Tax
Consequences........ Orrick,  Herrington & Sutcliffe  LLP,  Special Tax Counsel,
                     has delivered an opinion that the (i) the Notes should be treated as indebtedness for federal income purposes and
                     (ii) without regard to whether the Notes are characterized as indebtedness, the Trust will be characterized as a grantor trust or as a partnership for federal income tax purposes and will not be characterized as an association taxable as a corporation (or publicly traded partnership treated as an association). Each Securityholder is required to treat the Notes as indebtedness. Further, although such treatment is not certain, the Trustee intends for tax reporting purposes to treat the Trust as a grantor trust. For a discussion of the consequences of recharacterization of the Trust as a partnership for
                     federal    income   tax    purposes,    see   "-   Possible
                     Recharacterization of the Trust as a Partnership" in "Federal Income Tax Consequences," in the Prospectus.

                     Income on Certificates is likely to be subject to tax in whole or significant part in the hands of pension plans, individual retirement accounts and other tax-exempt investors. Certificates are not a suitable investment for any person that is not a U.S. Person and will not be permitted to be transferred to any such person.

                     See "Federal Income Tax Consequences" herein and in the Prospectus.

[Listing or Quotation
of Securities]...... The Company has filed an  application  to list [specify listed Certificates or Notes] on the [specify exchange] or expects [specify Securities] to be quoted on [specify automated quotation system].]

Ratings............. It is a  condition  to  the  issuance  of  the Certificates that the certificates have the ratings specified above under "Summary of Principal Economic Terms - The Certificates - Ratings". It is a condition to the issuance of the Notes that the Notes have the ratings specified above under "Summary of Principal Economic Terms - the Notes - Ratings". A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at anytime by the assigning rating agency. A security rating does not address the occurrence or frequency of redemptions or
                     prepayments  on, or   extensions   of  the   maturity  of,
                     the Deposited Assets, the corresponding effect on yield to investors [or whether investors in the Class [ ] Certificates may fail to recover fully their initial investment]. See "Ratings".

ERISA Considerations [modify, as appropriate] The Class [   ] Certificates
                     [and the Notes] may be eligible for purchase by Plans.
                     The Class [ ] Certificates [and the Notes] are not expected to be eligible for purchase by Plans. See "ERISA Considerations".

                                  RISK FACTORS

      In connection with any investment in the any of the Securities, prospective investors should consider, among other things, the material risk factors described below and any additional risk factors set forth in the Prospectus.

LIMITED ASSETS; TRUST'S RELATIONSHIP TO THE COMPANY

      The Trust has no significant assets other than the Term Assets and other Deposited Assets. If the Term Assets and such other Deposited Assets are insufficient to make payments or distributions with respect to the Securities, no other assets will be available for payment of the deficiency. The Company is not obligated to make any payments in respect of the Notes, the Certificates or the Term Assets. Accordingly, prospective investors should avail themselves of the same information concerning each Term Assets Issuer and each Term Asset as they would if they were purchasing the Term Assets directly. See "Description of Term Assets - Available Information".

MATURITY AND YIELD CONSIDERATIONS; REINVESTMENT RISK

     The rate of payment of principal of the Securities, the aggregate amount of each distribution on, and the yield to maturity of, the Securities will depend on the rate of payment of principal of the Term Assets. [Describe particular risks of particular Classes, if applicable.] The Term Assets are generally subject to [redemption] [prepayment] [early amortization] upon the occurrence of any of the [redemption] [prepayment] [amortization] events applicable to such Term Assets as described herein and in the prospectus used in connection with the offering of such Term Assets (the "Term Assets Prospectus"). The rate of payment of principal of the Certificates may also be affected by the repurchase by a Term Assets Issuer of the Term Assets issued by such Term Assets Issuer at a purchase price equal to a percentage of the principal balance thereof plus accrued and unpaid interest, which right is exercisable only after the aggregate principal balance of the Term Assets is less than a specified percentage of their original principal balance. In such event the repurchase price paid by the Term Assets Issuer would be passed through to the Securityholders.

      In the event that the Term Assets are redeemed or prepaid or if the Term Assets are sold and the proceeds thereof distributed prior to maturity as a result of a default, an investor's investment in the Securities and the Term Assets will have a shorter average maturity than if such redemption, prepayment or other distribution had not occurred. Prevailing interest rates at the time of such early redemption, prepayment or distribution may be lower than the yield on the Securities. Therefore, an investor in the Securities may be unable to realize a comparable yield upon reinvestment of the funds from such redemption, prepayment or distribution.

NO ASSURANCE OF LIQUIDITY

      There is no assurance that any secondary market will develop or be maintained for any class of Securities. While the Underwriter intends to maintain a secondary market for Securities, it is not obligated to do so and any such market-making activity may be discontinued at any time without notice. There can be no assurance that a secondary market in the Securities will develop or, if it does develop, that it will remain in existence for any period of time. The absence of a secondary market would adversely affect the liquidity of the Securities.

[SECURITIES NOT LISTED ON EXCHANGE OR QUOTATION SYSTEM]

      [The Securities are not required or expected to be listed on any securities exchange or quoted on any automated quotation system of a registered securities association. The absence of such listing or quotation may adversely affect the liquidity of the Securities.]

NO MANAGEMENT OF TERM ASSETS

      Except as described herein, the Trust will not dispose of any Term Assets, regardless of adverse events (financial or otherwise) which may affect the value of the Term Asset or the Term Assets Issuer. If there is a payment default on any Term Asset or any other default which may result in the acceleration of the Term Asset, the

Trust will only dispose of or otherwise deal with the defaulted Term Asset in the manner provided in the Trust Agreement. [If a payment default on or acceleration of the Term Assets occurs, the Trust Agreement will provide that the Trust will sell or distribute the Term Assets notwithstanding market conditions at the time and the Trustee will have no discretion to do otherwise. Such sale or distribution may result in greater losses than might occur if the Trust continued to hold the Term Assets.]

[CREDIT RISK OF SINGLE OBLIGOR]

      [The Securities represent interests in obligations of a single obligor. In particular, the Securities will be subject to all the risks associated with a direct investment in [unsecured] obligations of the Term Assets Issuer.]

[TERM ASSETS ARE UNSECURED]

      [In a liquidation, holders of the Term Assets will be paid only after holders of secured obligations of the Term Assets Issuer[s]. According to the Term Assets Prospectus[es] the Term Assets are general unsecured obligations of the Term Assets Issuer[s], which rank on a parity with all other unsecured and unsubordinated indebtedness of the Term Assets Issuer, but which are effectively subordinated to the Term Assets Issuer's existing and future senior secured indebtedness to the extent of collateral therefor.]

[LIMITED  REMEDIES  AGAINST  FOREIGN  PRIVATE  ISSUERS;   REPORTING
PRACTICES MAY VARY]

      [The Term Assets will be obligations of companies incorporated or organized under the laws of a foreign country (each a "Foreign Issuer"). Some or all of the officers, directors and controlling persons of such Foreign Issuers may be residents of a foreign country, some or all of the experts named in their related registration statements may be residents of a foreign country and all or a substantial portion of the assets of the Foreign Issuers and such persons may be located outside the United States. Consequently, it may be difficult for the applicable Trust, as a holder of the Term Assets, to effect service within the United States upon a Foreign Issuer's directors, controlling persons, officers and experts who are not residents of the United States or to obtain or realize upon judgments in the United States against such foreign obligor predicated upon civil liability under the United States federal securities laws. While a Foreign Issuer may make certain information available by filing periodic reports and other information with the Commission, such information (including financial information) may differ in timing, form and substance from that normally available with respect to domestic issuers.]

[LIMITED REMEDIES AGAINST FOREIGN GOVERNMENT ISSUERS; SOVEREIGN RISK; REPORTING PRACTICES]

      [The Term Assets will include obligations of, or guaranteed by, foreign governments, foreign political subdivisions, or agencies and instrumentalities thereof (each such issuer and guarantor, if any, sometimes referred to herein as a "Foreign Government Issuer" and a "Foreign Government Guarantor", respectively; and collectively referred to as "Foreign Governments"). Consequently, it may be difficult for the applicable Trust as a holder of the Term Assets to obtain or realize upon judgments in the United States against such obligor. In the absence of a waiver or immunity by a Foreign Government, it would not be possible to obtain a United States judgment against such Foreign Government unless a court were to determine that such issuer is not entitled under the Sovereign Immunities Act of 1976 (the "Immunities Act") to sovereign immunity with respect to such action. Even if such an issuer is amenable to suit in the United States, the enforceability of any judgment obtained may be limited by a lack of substantial assets which can be levied upon in the United States or the inability to obtain recognition and enforcement of the judgment in the issuer's country. Because the Term Assets represent direct or indirect obligations of foreign governments, Certificateholders should consider the political, economic and other risks attendant to holding the obligations of a foreign government which are not typically associated with an investment in securities of a domestic issuer. Such risks include future political and economic developments, governmental repudiation, moratorium on payment or rescheduling of external debts, confiscatory taxation, imposition of any withholding tax, exchange rate fluctuations, political or social instability or diplomatic developments and the imposition of additional governmental laws or restrictions. While a Foreign Government Issuer may make certain information available by filing periodic reports and other information with the Commission, such information (including financial information) may differ in timing, form and substance from that normally available with respect to domestic issuers.]

NO INVESTIGATION OF TERM ASSETS OR TERM ASSETS ISSUERS

      None of the Company, the Underwriter or the Trustee has made, or will make, any investigation of the business condition, financial or otherwise, of the Term Assets Issuers, or verify any reports or information filed by the Term Assets Issuers with the Commission or otherwise made available to the public. It is strongly recommended that prospective investors in the Securities consider publicly available financial and other information regarding the Term Assets Issuers. See "Description of Term Assets - Available Information". The issuance of the Securities should not be construed as an endorsement by the Company, the Underwriter or the Trustee of the financial condition or business prospects of any of the Term Assets Issuers.

      [Describe any other risk factors and special considerations applicable to the specific Term Assets, other Deposited Assets and the particular structure of the Securities being offered, including factors relating to the yield of the Securities and risks associated with the Deposited Assets and the terms thereof.]

                             FORMATION OF THE TRUST

      The Trust will be formed pursuant to the Trust Agreement between the Company and the Owner Trustee. Concurrently with the execution and delivery of the Trust Agreement, the Company will deposit the Term Assets (or proceeds of the offering sufficient to purchase the Term Assets) in the Trust. The Owner Trustee, on behalf of the Trust, will accept (or purchase) such Term Assets, will pledge the Term Assets to the Indenture Trustee pursuant to the Indenture and will deliver the Securities to or upon the order of the Company.

      The Term Assets will be purchased by the Company in the secondary market (either directly or through an affiliate of the Company). The Term Assets will not be acquired from the Term Assets Issuers as part of any distribution by or pursuant to any agreement with the Term Assets Issuers. The Term Assets Issuers are not participating in this offering and will not receive any of the proceeds of the sale of the Term Assets to the Company or the issuance of the Securities.

                         DESCRIPTION OF DEPOSITED ASSETS

      This Prospectus Supplement sets forth material terms with respect to the Deposited Assets, including the Term Assets and Term Assets Agreements but does not provide detailed information with respect thereto. This Prospectus Supplement relates only to the Securities offered hereby and is not an offering document for the Term Assets. All disclosure contained herein with respect to the Term Assets and Term Assets Agreements is derived from publicly available documents. [Describe publicly available documents]. See "Description of Term Assets - Available Information". [The] [Each] [describe portion that is subject] Term Assets Issuer is subject to the information reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). Accordingly, each such Term Assets Issuer is obligated to file reports and other information concerning the Term Assets with the Securities and Exchange Commission (the "Commission"). Although the Company has no reason to believe the information concerning the Term Assets, the Term Assets Agreements or [the] [each] Term Assets Issuer set forth in each Term Assets Prospectus or any report filed under the Exchange Act is not reliable, neither the Company nor any of the Underwriters has participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. Neither the Company nor [any of] the Underwriter[s] has verified the accuracy or completeness of such documents or reports. Information contained in such documents and reports is as of the date(s) stated therein, and comparable information, if given as of the date hereof, may be different. There can be no assurance that events affecting the Term Assets, the Term Assets Agreements or any Term Assets Issuer have not occurred, which have not yet been publicly disclosed, which would affect the accuracy or completeness of the publicly available documents described above.

      [SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS] The Deposited Assets will consist primarily of the Term Assets, which are [Alternative 1: specify publicly issued debt security or asset backed security or a pool of such debt securities or asset backed securities issued by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities)] [Alternative 2: specify publicly issued obligations of one or more foreign private issuers] [Alternative 3: specify publicly issued debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: specify publicly issued debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof].

                           DESCRIPTION OF TERM ASSETS

[USE THE FOLLOWING (I) WHERE THE TERM ASSETS CONSIST OF A SINGLE PUBLIC SECURITY AND (II) FOR EACH TERM ASSET WHICH COMPRISES MORE THAN TEN PERCENT (10%) OF A POOL OF SECURITIES]

      [The table below sets forth certain of the characteristics of the Term Assets. The table does not purport to be complete and is subject to, and
qualified  in  its  entirety  by   reference   to,  the  relevant   Term  Assets
Prospectuses.

                              Terms of Term Assets

Term Assets Issuer:

Term Assets:                       _______, due _______

Dated:

Original Principal Maturity Date:

Original Par Value Amount Issued:

CUSIP Number:

Stated Interest Rate:

Interest Payment Dates:

Mode of Payment of Term Assets:

Par Value Amount of Term Assets
Deposited Under Trust Agreement:

AVAILABLE INFORMATION

             [INSERT BRACKETED LANGUAGE AS APPLICABLE]

      [The] [Each] [specify which] Term Assets Issuer is subject to the information requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information filed by the Term Assets Issuers with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661 and 75 Park Place, New York, New York 10007. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the Commission. [In addition, certain material described above and other information will also be available for inspection at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York.]

      [FEDERAL NATIONAL MORTGAGE ASSOCIATION. The Federal National Mortgage Association ("Fannie Mae") is a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. ss. 1716 et seq. It is the largest investor in home mortgage loans in the United States. Fannie Mae originally was established in 1938, as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase loans from many capital market investors that ordinarily may not invest in mortgage loans, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. Fannie Mae also issues mortgaged-backed securities ("MBS"). Fannie Mae receives guaranty fees for its guaranty of timely payment of principal of and interest on MBS. Fannie Mae issues MBS primarily in exchange for pools of mortgage loans from lenders. The issuance of MBS enables Fannie Mae to further its statutory purpose of increasing the liquidity of residential mortgage loans.

      Fannie Mae prepares an Information Statement annually which describes Fannie Mae, its business and operations and contains Fannie Mae's audited financial statements. From time to time Fannie Mae prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Fannie Mae. These documents can be obtained without charge from Paul Paquin, Senior Vice President -- Investor Relations, Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (telephone: (202) 752-7115). Obligations issued by Fannie Mae are not subject to the registration requirements of the Securities Act and Fannie Mae is not subject to the periodic reporting requirements of the Exchange Act.]

      [FEDERAL HOME LOAN MORTGAGE CORPORATION. The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a publicly held government-sponsored enterprise created on July 24, 1970 pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac's statutory mission is to provide stability in the secondary market for home mortgages, to respond appropriately to the private capital market and to provide ongoing assistance to the secondary market for home mortgages (including mortgages secured by housing for low-and moderate-income families involving a reasonable economic return to Freddie Mac) by increasing the liquidity of mortgage investments and improving the distribution of investment capital available for home mortgage financing. The principal activity of Freddie Mac consists of the purchase of first lien, conventional, residential mortgages and participation interests in such mortgages from mortgage lending institutions and the resale of the mortgages so purchased in the form of guaranteed mortgage securities. Freddie Mac generally matches and finances its purchases or mortgages with sales of guaranteed securities which are exempt from the registration requirements of the Securities Act. Mortgages retained by Freddie Mac are financed with short-and long-term debt, cash temporarily held pending disbursement to security holders, and equity capital.

      Freddie Mac prepares an Information Statement annually which describes Freddie Mac, its business and operations and contains Freddie Mac's audited financial statements. From time to time Freddie Mac prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Freddie Mac. These documents can be obtained from Freddie Mac by writing, calling or emailing Freddie Mac's Investor Inquiry Department at 8200 Jones Branch Drive, McLean,
Virginia       22102       (telephone       (800)       336-3672;        e-mail:
Investor_Inquiry@freddiemac.com). Freddie Mac is not subject to the periodic reporting requirements of the Exchange Act.]

      [STUDENT LOAN MARKETING ASSOCIATION. The Student Loan Marketing Association ("Sallie Mae") is a stockholder-owned corporation established by the 1972 amendments to the Higher Education Act of 1965, as amended, to provide liquidity, primarily through secondary market and warehousing activities, for lenders participating in the Federal Family Education Loan ("FFEL") program and the Health Education Assistance Loan Program. Under the Higher Education Act, Sallie Mae is authorized to purchase, warehouse, sell and offer participations or pooled interests in, or otherwise deal in, student loans, including, but not limited to, loans insured under the FFEL program, and to make commitments for any of the foregoing. Sallie Mae is also authorized to buy, sell, hold, underwrite and otherwise deal in obligations of eligible lenders, if such obligations are issued by such eligible lender for the purpose of making or purchasing federally guaranteed student loans under the Higher Education Act. As a federally chartered corporation, Sallie Mae's structure and operational authorities are subject to revision by amendments to the Higher Education Act of other federal enactments.

      Pursuant to the Student Loan Marketing Association Reorganization Act of 1996 (the "Privatization Act"), the existing Sallie Mae, which is a GSE, became a subsidiary of SLM Holding Corporation, a Delaware corporation. SLM Holding Corporation is not a GSE. The Privatization Act provides that Sallie Mae may continue to issue debt obligations maturing on or before September 30, 2008 and further provides that the legal status of Sallie Mae's debt obligations will be fully preserved until their respective maturities. Such debt obligations will remain GSE obligations. Pursuant to the Privatization Act, Sallie Mae will wind down its operations and dissolve on or before September 30, 2008, with any outstanding Sallie Mae obligations being defeased on such date with United States government or agency obligations.

      Sallie Mae prepares an Information Statement annually which describes Sallie Mae, its business and operations and contains Sallie Mae's audited financial statements. From time to time Sallie Mae prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of Sallie Mae. These documents can be obtained without charge upon written request to the Investor Relations Department of Sallie Mae at 11600 Sallie Mae Drive, Reston, Virginia 20193, telephone (703) 810-7600. Sallie Mae is not subject to the periodic reporting requirements of the Exchange Act.]

     [RESOLUTION FUNDING CORPORATION. The Resolution Funding Corporation ("REFCORP") is a mixed-ownership government corporation established by Title V of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (the "FIRRE Act"). The sole purpose of the REFCORP was to provide financing for the Resolution Trust Corporation (the "RTC"), which was established by the FIRRE Act to manage and resolve cases involving failed savings and loan institutions and terminated in 1996. REFCORP is subject to the general oversight and direction of the Oversight Board, which is comprised of the Secretary of the Treasury, the Chairman of the Federal Reserve Board of Governors, the Secretary of Housing and Urban Development and two independent members from different political parties to be appointed by the President with the advice and consent of the Senate. The day-to-day operations of REFCORP are under the management of a three-member Directorate comprised of the Director of the Office of Finance of the FHLBs and two members selected by the Oversight Board from among the presidents of twelve FHLBs. The FIRRE Act limits the aggregate principal amount of interest bearing obligations which may be issued by REFCORP to $30 billion, which amount of obligations was issued in 1989. Pursuant to the FIRRE Act, the net proceeds of these obligations may be used to purchase nonvoting capital certificates issued by the RTC or to retire previously issued REFCORP obligations. REFCORP is to be dissolved, as soon as practicable, after the maturity and full payment of all obligations issued by it.

      REFCORP obligations are not obligations of, or guaranteed as to principal by, the Federal Home Loan Bank System, the Federal Home Loan Banks, the RTC or the United States of America. However, the principal of REFCORP obligations is fully payable from non-interest bearing obligations of the United States of America issued by the Secretary of the Treasury and deposited in a separate account at the Federal Reserve Bank of New York. Interest on REFCORP obligations is payable from earnings on assets of REFCORP, the net proceeds of receiverships, Federal Home Loan Bank contributions (to a maximum of $300 million annually) and the net proceeds of the sale of assets of the FSLIC Resolution Fund. To the extent not paid from these sources, any interest on REFCORP obligations is payable by the Secretary of the Treasury pursuant to an existing appropriation. Obligations issued by REFCORP are exempt from registration under the Securities Act.

     Information concerning REFCORP may be obtained from the Resolution Funding Corporation, Suite 850, 655 Fifteenth Street, N.W., Washington, D.C. 20005. REFCORP is not subject to the periodic reporting requirements of the Exchange Act.]

      [FEDERAL HOME LOAN BANKS. The Federal Home Loan Banks constitute a system of twelve federally chartered corporations (collectively, the "FHLBs"). The mission of each FHLB is to enhance the availability of residential mortgage credit by providing a readily available, low-cost source of funds to its member institutions. A primary source of funds for the FHLBs is the proceeds from the sale to the public of debt instruments issued by the Federal Housing Finance Board, which are the joint and several obligations of all of the FHLBs. The FHLBs are supervised and regulated by the Federal Housing Finance Board, which is an independent federal agency in the executive branch of the United States government, but obligations of the FHLBs are not obligations of the United States government.

      The Federal Home Loan Bank System produces annual and quarterly financial reports in connection with the original offering and issuance by the Federal Housing Finance Board of consolidated bonds and consolidated notes of the FHLBs. Questions regarding the Federal Home Loan Banks Combined Financial Statement should be directed to the Deputy Director, Financial Reporting and Operations Divisions, Federal Housing Finance Board, 1777 F Street, N.W., Washington, D.C. 20006, (202) 406-2901. Copies of the Financial Reports will be furnished upon request to the Capital Markets Divisions, Office of Finance.]

      [TENNESSEE VALLEY AUTHORITY. TVA is a wholly owned corporate agency and instrumentality of the United States of America established pursuant to the Tennessee Valley Authority Act of 1933, as amended (the "TVA Act"). TVA's objective is to develop the resources of the Tennessee Valley region in order to strengthen the regional and national economy and the national defense. The programs of TVA consist of power and nonpower programs. The power program is required to be self-supporting from revenues it produces. The TVA Act authorizes TVA to issue evidences of indebtedness that may only be used to finance its power program. TVA securities are "exempted securities" within the meaning of the Exchange Act. TVA prepares an Information Statement annually which describes TVA, its business and operations and contains TVA's audited financial statements. From time to time TVA prepares supplements to its Information Statement which include certain unaudited financial data and other information concerning the business and operations of TVA. These documents can be obtained upon written request directed to Tennessee Valley Authority, 400 West Summit Hill Drive, Knoxville, Tennessee 37902, Attention: Vice President and Treasurer, or by calling (423) 632-3366.]

     [FEDERAL FARM CREDIT BANKS. The Farm Credit System is a nationwide system of lending institutions and affiliated service and other entities (the "System"). Through its Banks ("FCBs") and related associations, the System provides credit and related services to farmers, ranchers, producers and harvesters of aquatic products, rural homeowners, certain farm-related businesses, agricultural and aquatic cooperatives and rural utilities. System institutions are federally chartered under the Farm Credit Act of 1971, as amended (the "Farm Credit Act"), and are subject to regulation by a Federal agency, the Farm Credit Administration (the "FCA"). The FCBs and associations are not commonly owned or controlled. They are cooperatively owned, directly or indirectly, by their respective borrowers. Unlike commercial banks and other financial institutions that lead to the agricultural sector in addition to other sectors of the economy, under the Farm Credit Act the System institutions are restricted solely to making loans to qualified borrowers in the agricultural sector and to certain related businesses. Moreover, the System is required to make credit and other services available in all areas of the nation. In order to fulfill its broad statutory mandate, the System maintains lending units in all 50 states and the Commonwealth of Puerto Rico.

      The System obtains funds for its lending operations primarily from the sale of debt securities issued under Section 4.2(d) of the Farm Credit Act ("Systemwide Debt Securities"). The FCBs are jointly and severally liable on all Systemwide Debt Securities. Systemwide Debt Securities are issued by the FCBs through the Federal Farm Credit Banks Funding Corporation, as agent for the FCBs (the "Funding Corporation"). Each FCB determines its participation in each issue of Systemwide Debt Securities based on its funding and operating requirements, subject to the availability of eligible collateral, to determinations by the Funding Corporation as to conditions of participation and terms of each issuance, and to FCA approval.

      Important information regarding the FCBs and the Farm Credit System, including combined financial information, is contained in disclosure information made available by the Funding Corporation. This information consists of the most recent Farm Credit System Annual Information Statement and any Quarterly Information Statements issued subsequent thereto (collectively, "Information Statements") and certain press releases issued from time to time by the Funding Corporation. Such information and the Farm Credit System Annual Report to
Investors for the current and two preceding fiscal years are available for inspection at the Federal Farm Credit Banks Funding Corporation, Investment Banking Services Department, 10 Exchange Place, Suite 1401, Jersey City, New Jersey 07302; Telephone: (201) 200-8000. Upon request, the Funding Corporation will furnish, without charge, copies of the above information. Additional information regarding the FCBs can be obtained on the Internet at www://farmcredit-ffcb.com.]

     [GOVERNMENT TRUST CERTIFICATES. Government Trust Certificates ("GTCs") consist of certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "GTC Notes"), payable in U.S. Dollars, of a certain foreign government, backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the

"DSAA"), of the due and punctual payment of 90% of all payments of principal and interest due on the GTC Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government or agencies thereof, sufficient to pay the remaining 10% of all payments of principal and interest due on the GTC Notes. Many issuances of GTCs were undertaken pursuant to Title III of the Foreign Operations, Export Financing and Related Programs Appropriations Acts (the "Appropriations Acts"), which permit borrowers to prepay certain eligible high-interest loans made by the Federal Financing Bank (the "FFB") under the Foreign Military Sales ("FMS") Credit Program. The Appropriations Acts permit prepayment of the FMS loans with the proceeds of new loans and authorize the issuance of a United States government guaranty covering no more and no less than ninety percent (90%) of the payments due on each such new loan, in accordance with the requirements of the Arms Export Control Act, as amended (the "AECA"). It is a condition to the issuance of Certificates under such program that the DSAA approve the refinancing of any such FMS loan. Although 90% of all payments of principal and interest on the GTC Notes are guaranteed by the United States government or agencies thereof, and 10% of such payments are secured by securities of the United States government or agencies thereof, the GTCs themselves are not so guaranteed. In the event of a default on the GTC Notes, the Trustee of the Trust would be required by the operative documents to make a claim against the United States government or an agency thereof or would be required to liquidate the collateral securing the GTC Notes.

      If the borrower under the GTC Notes fails to deposit with the related trustee all amounts due on the GTC Notes on any GTC Note payment date (each, a "GTC Note Payment Date"), the trustee will first notify the borrower and, one business day thereafter, will send a notice to the Director of the DSAA and to the related depositary setting forth the amounts due on the GTC Notes on such GTC Note Payment Date and the amounts, if any, received from the borrower. On the [11th calendar day] following the GTC Note Payment Date, if any amounts due on a GTC Note remain unpaid, the trustee will demand payment from DSAA on the applicable guaranty in accordance with its terms. On the day the trustee receives such payment, it will instruct the depositary immediately to deliver sufficient funds to pay the amounts remaining unpaid on the GTC Note.

      On the occurrence of an event of default (as defined in the related loan agreement), the trustee in its discretion may proceed to protect and enforce the rights of the GTC holders under the declaration of trust by a suit, action or other proceeding. As provided in the loan agreement, the guaranty and the depositary agreement, the trustee has the legal power to exercise all the rights, powers and privileges of a holder of the GTC Note.

      The trustee is required to take all necessary action, as permitted by the declaration of trust and applicable law (i) to enforce payments due from DSAA under the guaranty and (ii) to take possession of collateral maturing or paying interest on or prior to the GTC Note Payment Date on which default occurred, and to apply such funds in accordance with the declaration of trust for the benefit of holders of GTCs. The trustee is required to notify the borrower upon taking the foregoing actions. Neither the Trust holding a GTC Note nor DSAA has the right to accelerate payment of the GTC Note, notwithstanding any failure of the borrower to make payment on the GTC Note or other event of default with respect to the GTC Note. [The applicable Prospectus Supplement will specify, to the extent GTCs are included as Term Assets, the waiting period that must elapse before reimbursement for a default on the GTC Notes, and the delay between payment on the GTC Notes and payment on the GTCs that is built into the GTCs to protect against a delay in reimbursement. In addition, the related Prospectus Supplement will specify, to the extent applicable: (i) the aggregate principal amount of such GTCs; (ii) the coupon, if any, borne by such GTCs; (iii) the stated maturity of each GTC; (iv) the identity of each underlying obligor; and
(v) the conditions under which, and the terms on which, any underlying obligation may be prepaid or redeemed prior to the stated maturity of the obligation.]]

     [AID-GUARANTEED SECURITIES. Obligations guaranteed by the United States Agency for International Development ("AID-Guaranteed Securities") consist of notes, bonds, credit facilities and other debt instruments issued by the United States Agency for International Development ("AID") which are issued or arranged by intermediary financial institutions ("IFIs") and guaranteed in whole or in part by AID.

      Most AID guarantees are established under the auspices of the Private Sector Investment Program (the "Investment Program"), created in 1983 under
Section 108 of the Foreign Assistance Act of 1961 and administered by AID. The Investment Program seeks to promote sustainable economic development by strengthening the private sector in developing countries, primarily through the facilitation of small business financing needs. In 1988 Congress provided the Investment Program with loan guarantee authority, and guarantees have become the

Investment Program's principal financing instrument. AID guarantees are backed by the full faith and credit of the United States government.

      The Housing Guaranty Program (the "Housing Program") is administered by the AID Office of Housing and Urban Programs. The Housing Program facilitates collaboration between AID and host-country housing institution borrowers in both the public and private sectors. Under the Housing Program AID participates in the planning, structuring and execution of a housing or shelter finance program. Through the conclusion of "implementation agreements")the Housing Program aids developing countries in securing favorable terms in U.S. capital markets for a U.S. government-guaranteed loan.

     Pursuant to the fiscal agency agreement, if the borrower does not deposit with the fiscal agent at or before 12:00 noon, New York City time, on any date on which a payment of principal, interest or maturity amount on the AID-Guaranteed Securities is due (each, an "AID-Guaranteed Security Payment Date"), immediately available funds in an amount sufficient to pay in full any interest and principal, and any maturity amount, due on such AID-Guaranteed Security Payment Date with respect to the AID-Guaranteed Securities, the fiscal agent, acting on behalf of the holders of the AID-Guaranteed Securities, is obligated to make a demand upon AID, not later than 2:00 p.m., New York City time, on such AID-Guaranteed Security Payment Date for payment pursuant to the guarantees.

      Pursuant to the guarantees, AID is required, not later than three (3) business days following receipt of such demand, to pay to the demanding AID-Guaranteed Securityholders the applicable guaranteed amount. Upon receipt by the fiscal agent of payments from AID pursuant to the guarantees, the fiscal agent will be required, if such payments are received at or prior to 12:00 noon, New York City time, on any business day, to remit such payments to the registered holders of the AID-Guaranteed Securities entitled thereto on such business day and, if such payments are received after such time, to remit such payments to such registered holders on the next such business day.

      Each AID-Guaranteed Securityholder is deemed by the acceptance of a AID-Guaranteed Security to have irrevocably appointed the fiscal agent as its agent for the purpose of making a demand for payment upon AID pursuant to the guarantees and receiving any payment to an AID-Guaranteed Securityholder by AID pursuant to the guarantees. The Regulations also provide that any AID-Guaranteed Securityholder may make demand for payment on AID under a guarantee on its own behalf immediately upon the failure of the borrower to make any payment when due under the applicable AID-Guaranteed Security. All payments made by AID to the fiscal agent pursuant to the guarantees will be held in trust by the fiscal agent solely for the benefit of the registered holders of the AID-Guaranteed Securities until remitted to such holders. AID will be discharged from its obligations to make a payment pursuant to the guarantees upon the making of such payment to the fiscal agent on behalf of the AID-Guaranteed Securityholders, provided that such discharge will be effective only as to such payment and to the extent of the amount of such payment.

      As provided by the terms of each AID-Guaranteed Security, an event of default will be deemed to have occurred if the borrower fails to make any payment on such AID-Guaranteed Security on the applicable Payment Date. On the occurrence of an event of default, the trustee of such AID-Guaranteed Security or the Trustee may make demand on AID under the guarantees. However, none of the fiscal agent, the Trustee or AID may accelerate payment of any AID-Guaranteed Security, notwithstanding any failure of the borrower to make payment on the AID-Guaranteed Securities.

 [USE THE FOLLOWING (I) WHERE THE TERM ASSETS CONSIST OF A POOL OF PUBLIC SECURITIES AND (II) FOR EACH TERM ASSET WHICH COMPRISES MORE THAN TEN PERCENT (10%) OF A POOL OF SECURITIES]

      [The Deposited Assets will consist primarily of the Term Assets, which are a pool of [Alternative 1: specify publicly issued debt securities issued by one or more corporations, banking organizations or insurance companies] [Alternative 2: specify publicly issued obligations of one or more foreign private issuers] [Alternative 3: specify publicly issued debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: specify publicly issued debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof]. The Term Assets will be purchased by the Company in the secondary market

(either directly or through an affiliate of the Company) and will be deposited into the Trust. The Term Assets will not be acquired either from the respective Term Assets Issuers or pursuant to any distribution by or agreement with Term Assets Issuers.

      The composition of the Term Assets pool and the distribution by ratings, remaining term to maturity and interest rate of the Term Assets as of [ __________ ], [ _____ ] (the "Cut-off Date"), as derived from the relevant Term Assets Prospectuses, is as set forth below:

                Composition of the Term Assets Pool
                       as of the Cut-off Date

                    Number of Term Assets:

                    Aggregate Principal Balance:         [$]
                    Average Principal Balance:           [$]
                    Largest Balance:                     [$]
                    Weighted Average Interest Rate:      [%]
                    Weighted Average Original Term
                    to Maturity:                         years
                    Weighted Average Remaining Term
                    to Maturity:                         years
                    Longest Remaining Term
                    to Maturity:                         years



                             Distribution by Ratings
                 of the Term Assets Pool as of the Cut-off Date

                                      Aggregate      Percentage of
                                      Principal        Aggregate
     Rating            Number         Balance         Principal
                                                       Balance

                    ==============   ===============  ================
Total

                     Distribution by Remaining Term to Maturity
                   of the Term Assets Pool as of the Cut-off Date



                                      Aggregate      Percentage of
                                      Principal        Aggregate
     Rating            Number         Balance         Principal
                                                       Balance

                    ==============   ===============  ================
Total

                      Distribution by Interest Rate of the
                       Term Assets as of the Cut-off Date

                                      Aggregate      Percentage of
                                      Principal        Aggregate
     Rating            Number         Balance         Principal
                                                       Balance

                    ==============   ===============  ================
Total


 [USE THE FOLLOWING WHERE THE TERM ASSETS CONSIST OF A POOL OF ASSET BACKED SECURITIES OF MULTIPLE ISSUERS]

      [The Deposited Assets will consist primarily of the Term Assets, which are a pool of publicly issued asset backed securities. [Describe applicable type(s) of asset backed securities]. The Term Assets will be purchased by the Company or the Trust in the secondary market (either directly or through an affiliate of the Company) and will be deposited into the Trust. The Term Assets will not be acquired either from the respective issuers of the Term Assets or pursuant to any distribution by or agreement with such issuers. The composition of the Term Assets pool as of [ __________ ], [ _____ ] (the "Cut-off Date"), as derived from the relevant Term Assets Prospectuses, is as set forth below:

      ]


                              Terms of Term Assets

Issuer .............
Servicer............
Trustee ............
Designation.........
Percentage of Total Term Assets Pool
Investor Amount.....
Series Termination Date (1)
Certificate Rate....
Monthly Payment Date (2)
Commencement of Controlled
 Amortization/Accumulation Period (3)
Minimum Seller's Percentage
Cash Collateral Guaranty (4) Amount       .
Percentage of Subordinated
 Class ___ Certificates
Optional Repurchase Percentage
Ratings (5)...........

-------------

(1)    Includes defined terms:  Series  Termination Date and Stated
       Series Termination Date.
(2)    Includes defined terms:  Payment Date and Distribution Date.
(3)    Includes  defined  terms:  Controlled  Amortization  Period,
       Controlled  Accumulation  Period and  Controlled  Liquidation
       Period.
(4) A "Cash Collateral Guaranty")generally provides, that in the event that a deficiency exists with respect to a payment of interest and/or principal, an amount equal to such deficiency may be withdrawn from the cash collateral account and applied to such deficiency up to the amount provided in the Term Assets Agreement.
(5)    As of  [   ], [     .]]

                                  -------------

      As of the Cut-off Date, [all of] [approximately [ ]% of] the Term Assets were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and no obligor of any Term Asset was in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of any of the Term Assets is not a recommendation to purchase, hold or sell such Term Asset or the Securities, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. See "Ratings" herein and "Risk Factors--Limited Nature of Rating; Reduction or Withdrawal of Rating" in the accompanying Prospectus regarding certain considerations applicable to the ratings of the Securities.]

     [The Term Assets will be held by the Trustee as book-entry credits to an account of the Trustee at DTC.]

     TERMS OF TERM ASSETS [REPEAT FOR EACH TERM ASSET WHICH COMPRISES MORE
                 THAN TEN PERCENT (10%) OF A POOL OF SECURITIES]

     [Include information as applicable][The Term Assets of the Trust will consist solely of initially [$] [ ____ ] aggregate principal amount of [ ____ ] [ _____ ]% [specify applicable type/designation of assets], due [ ____ ], [ ] issued by [identify Term Assets Issuer[s]], having the characteristics described in the applicable Term Assets Prospectus. The Term Assets were originally issued by the applicable Term Assets Issuer as part of an underwritten public offering of [$] [ ____ ] aggregate principal amount of such securities, pursuant to a registration statement on [Form S-3][Insert applicable form/schedule] (together with all amendments and exhibits thereto, the "Term Asset Registration Statement"), filed by the Term Assets Issuer with the Commission under the Securities Act . Distributions are required to be made on the Term Assets semiannually on the [ _____ ] day of each [ ] and [ _____ ], commencing [ _____ ] (each, a "Term Assets Payment Date"), or if such day is not a Business Day, on the next succeeding Business Day.

      The Term Assets, together with any other Deposited Assets described below and any Credit Support, represent the sole assets of the Trust that are available to make distributions in respect of the Securities. Consequently, the ability of Securityholders to receive distributions in respect of the Securities will depend on the Trust's receipt of payments on, or in respect of, the Term Assets.

      This Prospectus Supplement, the Prospectus, each Term Assets Prospectus and each Term Asset Registration Statement describes the material terms of the Term Assets and the Term Assets Agreements. This Prospectus Supplement is qualified in its entirety by, and should be read in conjunction with, (i) the Prospectus, (ii) each Term Assets Prospectus, and (iii) the Term Asset Registration Statement of which such Term Assets Prospectus is a part. No representation is made by the Trust, the Trustee or the Company as to the accuracy or completeness of the information contained in any Term Assets Prospectus or Term Asset Registration Statement.

INTEREST PAYMENTS

      Interest accrues on the Term Assets at the certificate rate for each class and series of such securities, from the date of the initial issuance thereof. Interest at the applicable rate will be paid to the Certificateholders [ ] [monthly] [quarterly] [semiannually] on the [ ] day of each [ ] (or, if such day is not a business day, the next succeeding business day).

     [Interest on the Term Assets is calculated on the basis of the actual number of days in the related interest period and a 360-day year.]

      The Term Assets bear interest [in the aggregate] at a [weighted average] rate per annum equal to [ %] [describe rate or method of calculation].

PRINCIPAL PAYMENTS

      [Identify principal payment dates of Term Assets]

      [Include if applicable, with definitions of relevant terms] [Generally, principal payments due to the holders of the Term Assets are scheduled to commence on the first payment date with respect to a Controlled Amortization
Period for a series of Term Assets (a "Term Asset Controlled Amortization Period") or will be provided for by accumulating collections on the Receivables for a specified period (a "Term Asset Accumulation Period") and paid on the schedule final payment date, but in either case may be paid earlier or later than such date. However, if an [Early Amortization Event, Payout Event, Liquidation Event or Economic Amortization Event] (as such terms are defined in Term Assets Agreements) (each such event, a "Term Asset Early Amortization Event") occurs, [monthly] distributions of principal to the holders of the Term Assets will begin on the first payment date following the occurrence of such Term Asset Amortization Event.

See "Term Asset Amortization Events" below.

      If a Term Asset Early Amortization Event does not occur, principal will be distributed to the holder of the Term Assets on the first payments date during the applicable Term Asset Controlled Amortization Period or at the end of thenTerm Asset Accumulation Period") If, however, the amount of principal distributed on the scheduled final payment date is not sufficient to pay the holders of the Terms Assets in full, then monthly distributions of principal to the holders of Term Assets will occur on each Payment Date after the scheduled final payment date.]

[INCLUDE IF APPLICABLE] [REDEMPTION OR CONVERSION FEATURES]

      [Describe any redemption, put, call or other conversion features of the Term Assets].

[INCLUDE IF APPLICABLE] [SECURED] [UNSECURED] [OBLIGATIONS]

      [Describe the security, including any collateral, for the Term Assets and the priority (senior, subordinated) thereof with respect to other indebtedness of the applicable Term Assets Issuer.]

[INCLUDE   IF   APPLICABLE][INVESTOR    PERCENTAGE   AND   SELLER'S
PERCENTAGE]

      [Pursuant to the Term Assets Agreements, all amounts collected on Receivables will be allocated between the Investor Interest of the holders of the Term Assets, the Investor Interest of any other series and the Seller's Interest by reference to the Investor Percentage of the holders of the Term Assets, the Investor Percentage of any other series and the Seller's Percentage.

      The Seller's Percentage generally means the excess of 100% over the aggregate Investor Percentage of all series issued by such Term Assets Issuer then outstanding.]

[INCLUDE IF APPLICABLE][ALLOCATION OF COLLECTIONS]

      [The Term Asset Servicer will deposit any payments collected by the Term Asset Servicer with respect to the Receivables and will generally allocate such amounts as follows:

      [(a) an amount equal to the applicable Seller's Percentage of the aggregate amount of deposits in respect of Principal Receivables and Finance Charge Receivables, respectively, will be paid to the holder of the Seller's Certificate;

      (b) an amount equal to the applicable Investor Percentage of the aggregate amount of such deposits in respect of Finance Charge Receivables will be deposited into an account for the benefit of the holders of the Term Assets;

     (c) during the Revolving Period, an amount generally equal to the applicable Investor Percentage of the aggregate amount of such collections in respect of Principal Receivables will be paid to the holder of the Seller's Certificate, provided, however, that such amount may not exceed the amount equal to the Seller's Interest. The term "Seller's Certificate" also encompasses the terms Exchangeable Seller's Certificate and Exchangeable Transferor's Certificate. "Principal Receivables")generally consist of amount charged by cardholders for merchandise and services, amounts advanced as cash advances and the interest portion of any participation interests. "Finance Charge Receivables" generally consist of monthly periodic charges, annual fees, cash advance fees, late charges, over-the-limit fees and all other fees billed to cardholders, including administrative fees;

      (d) during the Controlled Amortization Period, Rapid Amortization Period or Accumulation Period, collections of Principal Receivables will be allocated to the holders of Term Assets based on the Investor Percentage, subject, during a Controlled Amortization Period, to a cap.]]

[TERM  ASSETS  EVENTS OF  DEFAULT][TERM  ASSET  EARLY  AMORTIZATION EVENTS]

      The following is a summary of the typical Term Assets [Events of Default][Early Amortization Events] for each series of Term Assets. [Any additional Term Asset Early Amortization Events, unique to a particular series of Term Asset, will be described following the summary];

      [(a) failure to make payments to holders of Term Assets with the time periods given in the Term Assets Agreements;]

     [(b) material breaches of certain representations, warranties or covenants or failure to observe or perform in a material respect any covenant or agreement under any Term Assets Agreement;]

      [(c)  occurrence  of  a  material  default  by a  Term  Asset
Servicer;]

      [(d) failure to maintain the minimum Seller's Percentage;]

      [(e) failure to maintain a certain minimum level of Receivables or accounts, or the Seller being unable to transfer Receivables or accounts to Term Assets Issuer;]

     [(f) certain events of bankruptcy or insolvency relating to the Seller;]

      [(g) Term Assets Issuer becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended;]

      [(h) any reduction of the portfolio yield or excess spread (averaged over any three consecutive months) to a rate below a certain rate provided in the Term Assets Agreement for such a period;]

     [(i) the available amount of the cash collateral guaranty is less than [____ ]% of the amount of the Investor Interest for the underlying series of Term Assets.]

[Describe  Additional  Term Asset  Events of Default  or  Specific  Amortization
Events]

      [The pool of Term Assets, together with any other assets described below any Credit Support described under "Description of Credit Support", represents the sole assets of the Trust that are available to make distributions in respect of the Certificates.]

      The Deposited Assets will also include [describe any assets which are ancillary or incidental to the Term Assets, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps, and collars, and any cash or other security pledged to support the Term Assets].

                         [DESCRIPTION OF CREDIT SUPPORT]

      For the benefit [solely] of the [Notes] [Offered] [Class [ ] Certificates [and the Class [ ] Certificates]], Credit Support will be obtained [and will constitute part of the Trust to the extent provided below] to support or ensure the [servicing and [timely] [ultimate]] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below.

[THE LETTER OF CREDIT]

Simultaneously with the Company's assignment of the Deposited Assets to the Trust, the Company will obtain the Letter of Credit from [ ] (the "Letter of Credit Bank") in favor of the Owner Trustee. The Letter of Credit will be irrevocable and will [support the [timely] [ultimate] remittance of amounts due with respect to the Deposited Assets]. [The maximum amount that may be drawn under the Letter of Credit will initially be equal to [$] [ ]. The initial amount of the Letter of Credit will be [$] [ ____ ]. Thereafter, the amount of the Letter of Credit with respect to any Distribution Date will equal [the lesser of (i) [ ]% of the aggregate Security Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on such preceding Distribution Date) but in any event not less than [$] [ _________ ], and (ii) the amount of the Letter of Credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the Letter of Credit and (b) recoveries on defaulted Deposited Assets] [describe other methods]. The Letter of Credit expires on [__], [ ]. The [Indenture][Owner] Trustee will be obligated, in the event of a drawing on the Letter of Credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the Letter of Credit Bank to the extent of any amounts owing, in the manner and priority specified herein.]

      [Add language regarding the Letter of Credit Bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets liabilities (including deposits) and equity, and include an address for further information concerning the Letter of Credit Bank. In addition, to the extent that the Letter of Credit will cover payment of 20% or more of the cashflow to the applicable Series, provide (or incorporate by reference) the audited financial statements of the Letter of Credit Bank. To the extent that the Letter of Credit will cover payment of between 10 and 20% of the cashflow to the applicable Series, provide (or incorporate by reference) information required by
Item 301 of Regulation S-K with respect to the Letter of Credit Bank.]

[THE SURETY BOND]

      Simultaneously with the Company's assignment of the Deposited Assets to the Trust, the Company will obtain the Surety Bond from [ ] (the "Surety") in favor of the [Indenture][Owner] Trustee. The Surety Bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Notes] [Class[ ] Certificates]. The Surety Bond expires on [ ____ ], [ ]. The [Indenture][Owner] Trustee will be obligated, in the event of a drawing on the Surety Bond, to pursue appropriate remedies against the Deposited Assets and other Assets and other collateral, and any realization thereon shall be paid to the Surety to the extent of any owing, in the manner and priority specified herein.

      [Add language regarding the issuer of the Surety Bond with respect to its debt ratings, activities in engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include and address for further information concerning the Surety. In addition, to the extent that the Surety Bond will cover payment of 20% or more of the cashflow to the applicable Series, provide (or incorporate by reference) the audited financial statements of the Surety. To the extent that the Surety Bond will cover payment of between 10 and 20% of the cashflow to the applicable Series, provide (or incorporate by reference) information required by Item 301 of Regulation S-K.

[RESERVE ACCOUNT]

      The Company will deposit with the [Indenture][Owner] Trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the Securities in the amount of [$] [ __________ ]. [Collections with respect to the Deposited Assets not distributed with respect to the Securities shall be deposited in the Reserve Account.] Amounts so deposited in such Reserve Account will be used to make payments of principal of and premium (if any) and interest on the Securities to the extent that funds are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to the Company.]

[OTHER FORMS OF CREDIT ENHANCEMENT]

      [Describe the material terms of any other form of credit enhancement which is included in the Trust, including any interest rate, currency, securities, commodity or credit swaps, caps, floors, collars or options, and identify each counterparty thereto. To the extent the credit exposure pursuant to such credit enhancement will equal or exceed 20% of the cashflow to the applicable Series, provide (or incorporate by reference) the audited financial statements of the applicable counterparty. To the extent that such exposure is between 10 and 20% of cashflow to the applicable Series, provide (or incorporate by reference) information required by Item 301 of Regulation S-K with respect to the counterparty.]

                            YIELD ON THE CERTIFICATES

      [Describe factors relating to the Deposited Assets, the terms thereof and the manner and priority in which collections thereon are paid or allocated to the Notes and each class of the Certificates, as described elsewhere herein.] See "Maturity and Yield Considerations" in the Prospectus.

                            DESCRIPTION OF SECURITIES

GENERAL

      The Certificates will consist of [ ] classes of Certificates, designated as Class[ ] [ ,] [and] Class [ ] [and Class____] Certificates. ____ The Certificates will be denominated and distributions with respect thereto will be payable in the Specified Currency. The Certificates represent in the aggregate the entire beneficial ownership interest in the related Trust. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] [ __________ ] (approximate) and a [ ____ %] [Variable] Pass-Through Rate. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] [ __________ ] (approximate) and a [ ____ %] [Variable] Pass-Through Rate. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of [$] [ __________ ] (approximate) and a [ ____ %] [Variable] Pass-Through Rate. [The Class [ ] Certificates, which are not being offered hereby, will be transferred by the Company to an affiliate on the Closing Date, and may be sold at any time by the Company in accordance with the terms of the Trust Agreement.]

      The Certificates (other than the Class [ ] Certificates [and specify others] (the "Definitive Classes")) will be issued, maintained and transferred on the book-entry records of DTC and it Participants in minimum denominations of [$ ] and [integral multiplies thereof] [multiplies of [$ ] in excess thereof]. [The Class [ ] Certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial Notional Amounts or Certificate Principal Balance, as applicable, of [$ ] and integral multiples thereof, except that one Certificate of each such class may be issued with an initial Notional Amount or Certificate Principal Balance, as applicable, equal to an integral multiple of [$ ] plus the excess of the initial aggregate Notional Amount or Certificate Principal Balance, as applicable, of such class over the greatest integral multiple of [$ ] that is not more than such initial aggregate Notional Amount or Certificate Principal Balance, as applicable.]

      Distributions with respect to the Notes and the Certificates will be payable in the applicable Specified Currency.

      The Notes [and specify others] will be issued, maintained and transferred on the book-entry records of DTC and it Participants in minimum denominations of [$ ] and [integral multiples thereof] [multiples of [$ ] in excess thereof.]

      The Notes and the Certificates [(other than the Definitive Classes of Certificates)] will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Company, the "Clearing Agency"), except as provided below. The Company has been informed by DTC that DTC's nominee will be Cede & Co. ("Cede"). No holder of any such Note or Certificate (a "Security Owner") will be entitled to receive certificate representing such person's interest, except as set forth below under " - Definitive Securities". Unless and until Definitive Securities are issued under the limited circumstances described herein, all references to actions by holders with respect to any such Notes or Certificates shall refer to actions taken by DTC upon instructions from its Participants. See "Definitive Securities" below and "Description of Securities Global Securities" in the Prospectus.

      Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a Security Owner only at the direction of one or more Participants to whose DTC account such Securities are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of Participants whose holdings of such Securities evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that Participants whose holdings of Securities evidence such Voting Rights, authorize divergent action.

DEFINITIVE SECURITIES

      Definitive Securities will be issued to Security Owners or their nominees respectively, rather than to DTC or its nominee, only if (i) the Company advises the Owner Trustee or Indenture Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency") with respect to a class of Securities [(other than the Definitive Classes)] and the Company is unable to locate a qualified successor or (ii) the Company, at its option, elects to terminate the book-entry system through DTC.

      Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all Participants of the availability through DTC of Definitive Securities. Upon surrender by DTC of the definitive certificates representing the Securities [(other than the Definitive Classes of Securities)] and receipt of instructions for re-registration, the Owner Trustee or Indenture Trustee will reissue such Securities as Definitive Securities issued in the respective principal amounts owned by the individual owners of such Securities, and thereafter the Owner Trustee or Indenture Trustee will recognize the holders of such Definitive Securities as holders under the Trust Agreement or Indenture, as applicable.

DISTRIBUTION

      Collections on the Deposited Assets that are received for a given Collection Period pursuant to the collection procedures described herein and in the Prospectus will be applied by on each applicable Distribution Date to the following distributions in the following order of priority, solely to the extent of Available Funds (as defined below) on such Distribution Date:

      (i) to the Owner Trustee and the Indenture Trustee, all unpaid fees and expenses owed thereto and its respective agents, up to the Allowable Expense Amount (as defined below) for the related Collection Period;

      (ii) [to the providers of Credit Support ("Credit Support Providers")], any amount required to be paid or reimbursed to, or deposited with, any such person (collectively, "Credit Support Payments");]

      (iii)to the Securityholders of each Class of such Series, first, to the payment of Required Interest [and on a pro rata basis to the Credit Support Providers for the payment of any Credit Support Payments], second, to the payment of Required Principal and third, to the payment of Required Premium, in each case applicable to such Class, commencing with the most highly ranked Class and, to the extent Available Funds remain available, to each other Class in accordance with the ranking specified herein under "--Allocation of Losses; Subordination";

      (iv) [to the Credit  Support  Providers,  any Credit Support
           Payments;]

      (v) to the Owner Trustee and the Indenture Trustee, all its remaining unpaid fees and expenses and those of its respective agents not otherwise paid pursuant to clause (i) above;

      (vi) [all remaining amounts, if any, to the Company.]

      There can be no assurance that collections received from the Deposited Assets and any applicable Credit Support relating to the Securities over a specified period will be sufficient, after payment of all Allowable Expense Amounts [and payments of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions on the Securities. To the extent Available Funds are insufficient to make any such distributions due to any such Series or Class, any shortfall will be carried over and will be distributed on the next Distribution Date on which sufficient funds exist to pay such shortfalls.

      For purposes hereof, the following terms have the following meanings:

           "Allowable Expense Amount" means, for any given Collection Period, the sum of (x) [$] [ ] and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.

           "Available Funds" for any Distribution Date means the sum of (a) all amount received on or with respect to the Deposited Assets (including investment income on Eligible Investment) received during the preceding Collection Period[,] [and] (b) amounts available as such Distribution Date pursuant to the Credit Support described herein [and (c) any additional amount that the [Company] may remit to the Owner Trustee from time to time according to the terms of the Trust Agreement for application as Available Funds].

           "Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices.]].

           "Eligible Investments" means, with respect to the Securities, those investments acceptable to the Ratings Agency as being consistent with the rating of such Securities. Generally, Eligible Investments must be limited to obligations or securities that mature no later than the business day prior to the next succeeding Distribution Date.

           "Required Interest" for the Securities or any Class thereof on any given Distribution Date means the accrued and unpaid interest on the outstanding Security Principal Balance [or Notional Amount] of such Securities, computed at the applicable Note Interest Rate or Pass-Through Rate.

           "Required Premium" for the Securities or any Class thereof for any Distribution Date means an amount equal to the product of (a) the Required Principal for such Securities on such Distribution Date and (b) the Call Premium Percentage for such Distribution Date.

           "Required Principal" for the Securities or any Class thereof for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent payable or allocable to such Securities. The Security Principal Balance of a Security outstanding at an time presents the maximum amount that the holder thereof is entitled to receive as distribution payable in respect of or allocate to principal from the cash flow on the Term Assets, the other assets in the Trust and any Credit Support obtained for the benefit of such holder. The Security Principal balance of any class of Securities [(other than the Class [ ] Certificates)] as of any date of determination is equal to the initial Security Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Security and (b) any reductions in the Security Principal Balance there deemed to have occurred in connection with allocations of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described herein. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify amount].] [Holders of the Class [ ] Certificates are not entitled to receive any distributions allocable to principal

      [Notwithstanding the priorities described above, holders of the Class [ ] Certificates and the Class [ ] Certificates will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the Certificate Principal Balance of the Class [ ] Certificates and the Class [ ] Certificates, if any of the following conditions shall be satisfied: [describe conditions, if any by which a certain class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the Closing Date].]

[ADVANCES]

      [Subject to the following limitations, the [Trustee] will be obligated to advance or cause to be advanced on or before each Distribution Date its own funds, or other available funds, in an amount equal to the aggregate of payments of principal, premium (if any) and interest, net of that portion of the Administrative Fee (as defined herein) attributable to fees and expenses of the Owner Trustee or Indenture Trustee, that were due during the related Collection Period and that were delinquent on the related Determination Date (any such advance, an "Advance").

      Advances are required to be made only to the extent they are deemed by the [Trustee] to be recoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds. The purpose of making such Advance is to maintain a regular cash flow, rather than to guarantee or insure against losses. The [Trustee] will not be required to make any Advances with respect to reductions in the amount of the payments on the Deposited Assets due to bankruptcy proceedings with respect to the Deposited Assets.

      All Advances will be reimbursable from late collections, insurance proceeds, if any, and any proceeds from the liquidation of the Deposited Asset ("Liquidation Proceeds") as to which such unreimbursed Advance was made. In addition, any Advance previously made in respect of any Deposited Asset that are deemed to be nonrecoverable from related late collections, insurance proceeds, if any, or Liquidation Proceeds may be reimbursed to the [Trustee] out of any funds allocable to any of the Deposited Assets prior to the distributions on the Securities.

ALLOCATION OF LOSSES; SUBORDINATION

      The subordination described herein provided by the Class [ ] Certificates [and the Class [ ] Certificates] is designed to protect holders of the Notes and the remaining classes of Certificates from certain losses and other shortfalls with respect to the Deposited Assets. As a result, losses and other shortfalls with respect to the Deposited Assets will be borne by the Notes and the remaining classes of Certificates, to the extent described below, only if such losses and other shortfalls are not so covered, or the coverage in respect thereof has been exhausted.

[Realized Losses and Extraordinary Trust Expenses will be allocated on any Distribution Date as follows: [describe allocation among the various classes].]

[An "Extraordinary Trust Expense" is an expense of a given Trust in excess of the Allowable Expense Amount.]

[RESTRICTION ON TRANSFER OF THE CLASS [    ] CERTIFICATES

      Because the Class [ ] Certificates are subordinate to the Notes, the Class
[ ] Certificates and the Class [ ] Certificates to the extent set forth herein, the Class [ ] Certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "ERISA Considerations".]

                         DESCRIPTION OF TRUST AGREEMENT

GENERAL

     The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the Registration Statement. A Current Report on Form 8-K relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by the Company with the Commission following the issuance and sale of the Certificates. The Trust created under the Trust Agreement will consist of (i) the Deposited Assets (exclusive of any Retained Interest, which is not part of the Trust), (ii) all payments on or collections in respect of the Deposited Assets due after the Cut-off Date, together with any proceeds thereof[,] [and] [(iii) any Credit Support in respect of any class or classes of Certificates] [and (iv) the rights of the Company under the purchase agreement for to the Deposited Asset between the Company and the seller of the Deposited Asset]. [In addition, the Certificateholders of the Certificates may also have the benefit of certain Credit Support discussed above. See
"Description of Credit Support".] Reference is made to the Prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust Agreement and the Certificates. The material terms of the Trust Agreement are described below and in the Prospectus. Such summaries do not purport to be complete and are subject to the detailed provisions contained in the form of Trust Agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

THE OWNER TRUSTEE

     [ ], a [ ], will act as trustee for the Certificates and the Trust pursuant to the Trust Agreement. The Owner Trustee's offices are located at [ ] and its telephone number is [ ].

      The Trust Agreement will provide that the Owner Trustee and any director, officer, employee or agent of the Owner Trustee will be indemnified by the Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Owner Trustee's duties under the Trust Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Owner Trustee under the Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Owner Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard of the Owner Trustee's obligations and duties under the Trust Agreement.

DISTRIBUTION OF TERM ASSETS

      In the event the Term Assets Issuer were to cease reporting as required under the Securities and Exchange Act of 1934 at a time when the Depositor is subject to such a reporting requirement, then the Term Assets will be distributed to holders of the Certificates pursuant to the following formula [describe formula], and the Certificates would be cancelled.

VOTING RIGHTS

      [At all times,] [Subject to the succeeding paragraph,] [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates[,] [and] the Class [ ] Certificates [and specify other classes] in proportion to the outstanding Certificate Principal Balances [or Notional Amounts] of their respective Certificates and [ ]% of all Voting Rights will be allocated among all holders of the Class [ ] Certificates in proportion to the then outstanding [Certificate Principal Balances] [Notional Amounts] of their respective Certificates. [Specify whether and what circumstances voting will be class-by-class.]

      [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages].

VOTING OF TERM ASSETS, MODIFICATION OF TERM ASSETS AGREEMENT

     The Owner Trustee, as holder of the Term Assets, has the right to vote and give consents and waivers in respect of such Term Assets as permitted by [DTC] and except as otherwise limited by the Trust Agreement or the Indenture. In the event that the Owner Trustee receives a request from [DTC], the Term Assets Trustee or the Term Assets Issuer for it consent to any amendment, modification or waiver of the Term Assets, the Term Assets Agreement or any other documents thereunder or relating thereto, or receives any other solicitation for any action with respect to the Terms Assets, the Owner Trustee shall mail notice of such proposed amendment, modification, waiver or solicitation to each Securityholders of record as such date. The Owner Trustee shall request instructions from the Securityholders as to whether or not to consent to or vote to accept such amendment, modification, waiver, or solicitation. The Owner Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative [Note][Certificate] Principal Balance and Notional Amounts of the [Notes][Certificates], as applicable) as the
[Note][Certificates] of the Trust were actually voted or not by the [Noteholders][Certificateholders] thereof as of date determined by the Owner Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the Owner Trustee shall at no time vote or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) alter the status of the Trust for Federal income tax purpose, (ii) which would alter the timing or amount of any payment on the Term Assets, except in the event of a [Term Assets Event of Default] [Term Asset Early Amortization Event or an event which with the passage of time would become a [Term Assets Event of Default][Term Asset Early Amortization Event] and with the unanimous consent of all Outstanding [Notes][Certificates] or (iii) which would result in the exchange or substitution of any of the outstanding Term Assets pursuant to a plan for the refunding or refinancing of such Term Assets except in the event of a default under the Indenture and only with the consent of Securityholders representing 100% of the aggregate voting rights of each outstanding Class of the Securities. The Owner Trustee shall have no liability for any failure to act resulting from Securityholders' late return, directions requested by the Owner Trustee from the Securityholders.

      In the event that an offer is made by the Term Assets Issuer to issue new obligations in exchange and substitution for any of the Term Assets, pursuant to a plan for the refunding or refinancing of the Term Assets or any other offer is made for the Term Assets, the Owner Trustee shall notify the Securityholders of such offer as promptly as practicable. The Owner Trustee must reject any such offer unless an event of default under the Term

Assets Agreement has occurred, the Owner Trustee is directed by the affirmative vote of all of the Securityholders to accept such offer and the Owner Trustee has received the tax opinion described above. Accordingly, a Securityholder generally would be required to effect a withdrawal of Requested Term Assets from the Trust in order to accept such offer. See "--Optional Exchange of Certificates".

      If an event of default under the Term Assets Agreement occurs and is continuing and if directed by all the holders of outstanding Class [ ] Securities and, unless the Class [ ] Securities are no longer outstanding, by all the holders of outstanding Class [ ] Securities, the Owner Trustee shall vote the Term Assets in favor of directing, or take such other action as may be appropriate to direct, the Term Assets Trustee to declare the unpaid principal amount of the Term Assets and any accrued and unpaid interest thereon to be due and payable. In connection with a vote concerning whether to declare the acceleration of the Term Assets, the Securityholders' interests of each Class may differ and the interests of either Class may differ from holders of other securities of the same series or class.

TERMINATION

      The Company will have the right to purchase all remaining Deposited Assets in the Trust and thereby effect early retirement of the Certificates on any Distribution Date, [(a)] once the aggregate principal amount of the Deposited Assets at the time of any such purchase is not greater than [specify percentage not greater than 10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [and (b) at the option of the Company at [specify when and on what terms any such option may be exercised]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with the Company's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. In the event the Company exercises any such option, the portion of the purchase price allocable to the Certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding [Note][Certificate] Principal Balance or Notional Amount, as applicable, plus with respect to the [Notes][Certificates] [one month's] [three month's] [specify other period] interest thereon at the Fixed Pass-Through Rate or the then applicable Variable Pass-Through Rate, as the case may be, plus, with respect to each class of [Notes][Certificates], any previously accrued but unpaid interest thereon.] [Specify alternative allocations method if different from above.]

                            DESCRIPTION OF INDENTURE

      [Describe material provisions of Indenture not described in Prospectus, if any.]

     [ ___ ], a [ __ ] will act as trustee pursuant to the Indenture. The Indenture Trustee's offices are located at [ _______ ] and its telephone number is [ __ ].

             CERTAIN LEGAL ASPECTS OF DEPOSITED ASSETS

     [Describe any applicable legal aspects of the Deposited Assets or relating to the enforceability by the Certificateholders of the security interest, if any, securing such Deposited Assets.]

                                    YEAR 2000

      Certain information technology ("IT") and non-IT systems (i.e. embedded technology such as microcontrollers) may utilize older computer programs that were written using two digits rather than four to define the applicable year. Consequently, such computer programs may recognize a date using "00" as the year 1900 rather than the year 2000. These computer programs may fail to operate properly in the year 2000 and after if they are not modified or replaced to comply with year 2000 requirements.

      Various Term Assets Issuers may not timely conduct or complete a year 2000 assessment and there can be no assurance that any Term Assets Issuers will make any necessary modifications or replacements of their IT or non-IT systems in time, if at all. Failure to do so could result in a disruption of operations of various Term Assets

Issuers, including, among other things, a temporary inability to process funds or engage in similar normal business practices. As a result, payments to Securityholders may be interrupted or impaired.

     [Summarize year 2000 disclosure from Term Assets Prospectus(es) concerning readiness, costs, material risks and contingency plans, as applicable].

                         FEDERAL INCOME TAX CONSEQUENCES

      Orrick, Herrington & Sutcliffe LLP, Special Tax Counsel, has delivered an opinion that the (i) the Notes should be treated as indebtedness for federal income purposes and (ii) without regard to whether the Notes are characterized as indebtedness, the Trust will be characterized as a grantor trust or as a partnership for federal income tax purposes and will not be characterized as an association taxable as a corporation (or publicly traded partnership treated as an association). Each Securityholder is required to treat the Notes as indebtedness. Further, although such treatment is not certain, the Trustee intends for tax reporting purposes to treat the Trust as a grantor trust. For a discussion of the consequences of recharacterization of the Trust as a partnership for federal income tax purposes, see "--Possible Recharacterization of the Trust as a Partnership" in "Federal Income Tax Consequences," in the Prospectus.

      [INSERT DISCUSSION OF TAX  CHARACTERIZATION OF TERM ASSETS AS
APPROPRIATE]

      Prospective investors should be aware that expenses of the Trust may be subject to limitations on deductibility, which may depend on each particular investor's circumstances, but, in general, are particularly significant for investors that are not corporations.

      Income on Certificates is likely to be subject to tax in whole or significant part in the hands of pension plans, individual retirement accounts and other tax-exempt investors.

     Payments made on a Note to a person that is not a U.S. Person and has no connection with the United States other than holding its Note generally will be made free of United States federal withholding tax, provided that (i) the holder is not related (directly or indirectly) to the obligor, guarantor, if any, or sponsor of the Term Assets, the Depositor, the holder of any Certificate, the holder of any Call Warrant or the counterparty on any notion principal contract or other derivative contract of which the Trust is a party and (ii) the holder complies with certain identification and certification requirements imposed by the IRS.

      Certificates are not a suitable investment for any person that is not a U.S. Person and will not be permitted to be transferred to any such person.

      See "Federal Income Tax Consequences" in the Prospectus.

                              ERISA CONSIDERATIONS

           The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(1) of the Code, including an individual retirement account ("IRA") or Keogh plan, or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Plan").

           ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Plan and persons who have specified relationships to the Plan, I.E., "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code (collectively, "Parties in Interest"). Thus, a Plan fiduciary considering an investment in the Securities should consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or Section 4975 of the Code. The Term Assets Issuer, the Underwriter, the Owner Trustee and their respective affiliates may be Parties in Interest with respect to any Plans.

           If an investment in a Security by a Plan were to result in the assets of the Trust being deemed to constitute "plan assets" of such Plan, certain aspects of such investment, including the operations of the Trust and the deemed extension of credit between the Term Assets Issuer and the holder of the Security (as a result of the Term Assets being deemed to be plan assets), as well as subsequent transactions involving the Trust or its assets, might constitute or result in prohibited transactions under Section 406 of ERISA and
Section 4975 of the Code unless exemptive relief were available under an applicable exemption issued by the United States Department of Labor (the "DOL"). Neither ERISA nor the Code defines the term "plan assets." Under Section 2510.3-101 of the DOL regulations (the "Regulation"), a Plan's assets may include the assets of an entity if the Plan acquires an "equity interest" in such entity unless an exception applies under the Regulation.

           The Regulation defines the term "equity interest" as any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no "substantial equity features." [Although there is no authority directly on point, the Notes should be treated as indebtedness under applicable local law and should not be treated as having any substantial equity features.] The Regulation states that a beneficial interest in a trust (such as a Certificate) is an equity interest. Thus, if a Plan acquires a Certificate, for certain purposes (including the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code), the Plan would be considered to own an undivided interest in the underlying assets of the Trust unless such Certificate is a "publicly-offered security" or another exception applies under the Regulation.

           [The Underwriter expects that the Certificates will satisfy the criteria for treatment as publicly-offered securities under the Regulation.] A publicly-offered security is a security that is (i) freely transferable, (ii) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial offering, and
(iii) either is (A) part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act, or (B) sold to the Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred. [The Underwriter will verify that there will be at least 100 separate purchasers (whom the Underwriter has no reason to believe are not independent of the Company or of one another) at the conclusion of the initial offering. There is no assurance that the 100 independent investor requirement of the "public-offered security" exception will, in fact, be satisfied.]

           Without regard to whether the Securities are treated as equity interests in the Trust, exemptive relief from the prohibited transaction rules of ERISA and Section 4975 of the Code could be available if a Security is acquired in accordance with one or more "class exemptions" issued by the DOL, such as Prohibited Transaction Class Exemption ("PTCE") 96-23 (the "in-house asset manager" exemption), PTCE 95-60 (the insurance company general account exemption), PTCE 91-38 (the bank collective investment fund exemption), PTCE 90-1 (the insurance company pooled separate account exemption), PTCE 84-14 (the "qualified professional asset manager" exemption) or PTCE 75-1 (the broker-dealer exemption). There is no assurance that any of these exemptions, even if all of the conditions specified therein are satisfied, will apply to all transactions involving the acquisition of the Security and the operation of the Trust.

           Each purchaser of a [Security] [Note] [Certificate] and each fiduciary who causes any entity to purchase a [Security] [Note] [Certificate] will be deemed to have represented and warranted that either (i) it is neither a Plan nor an entity the assets of which are deemed to be "plan assets" or (ii) its purchase and holding of such [Security] [Note] [Certificate] will not constitute or result in a non-exempt prohibited transaction. In this regard, prospective Plan investors as to which the Term Assets Issuer, the Underwriter or any of their affiliates may be a Party in Interest should consider whether adequate exemptive relief is available under any of the class exemptions mentioned above.

           NOTHING HEREIN SHALL BE CONSTRUED AS A REPRESENTATION THAT AN INVESTMENT IN THE SECURITIES MEET ANY OR ALL OF THE RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY, OR IS APPROPRIATE FOR, PLANS GENERALLY OR ANY PARTICULAR PLAN. ANY PLAN OR ANY OTHER ENTITY THE ASSETS OF WHICH ARE DEEMED TO BE "PLAN ASSETS," SUCH AS AN INSURANCE COMPANY INVESTING ASSETS OF ITS GENERAL ACCOUNT, PROPOSING TO ACQUIRE SECURITIES SHOULD CONSULT WITH ITS COUNSEL.

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement, dated as of [ ], 199[ ] (the "Underwriting Agreement"), the Company has agreed to sell and [Salomon Brothers Inc. (an affiliate of the Company)] (each of the Underwriters named below, including Salomon Brothers Inc (an affiliate of the Company)] (the "Underwriter[s]")[,] has [severally] agreed to purchase, the Notes and the [Certificates] [principal amount of each class of Certificates set forth below opposite its name].

                                  CLASS [  ]     CLASS [  ]       CLASS [  ]
                     NOTES [  ]   CERTIFICATES   CERTIFICATES     CERTIFICATES
                 ---------------- -------------  -------------    -------------
Salomon Brothers    $             $              $                $
Inc..............

       Total.....

           [Salomon Brothers Inc has] [The several Underwriters have] agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase all Certificates and Notes offered hereby if any of such Securities are purchased. [In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.]

           The Company has been advised by the Underwriter[s] that [it] [they] propose[s] to offer the Securities from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter[s] may effect such transactions by selling Securities to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of Securities for whom they may act as agents. The Underwriter[s] and any dealers that participate with the Underwriter[s] in the distribution of Securities may be deemed to be underwriters, and any profit on the resale of Securities by them may be deemed to be underwriting discounts or commissions under the Securities Act.

           The Underwriting Agreement provides that the Company will indemnify the Underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter[s] may be required to make in respect thereof.

           Salomon Brothers Inc is an affiliate of the Company, and the participation by Salomon Brothers Inc is the offering of the Certificates complies with Schedule E of the By-Laws of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

                                     RATINGS

           It is a condition to the issuance of the Certificates and the Notes that the Certificates be rated not lower than [specify ratings applicable to each class] and the Notes be rated not lower than [specify ratings applicable to each class] by [Standard & Poor's Ratings Services ("Standard & Poor's")] [ Moody's Investors Service, Inc. ("Moody's")] [Fitch's Investors Service, L.P. ("Fitch's")] [and] [Duff & Phelps Credit Rating Company ("Duff & Phelps")] (the "Rating [Agency] [Agencies]"). The ratings address the likelihood of the receipt by Securityholders of payments required under the Trust Agreement or Indenture, as applicable, and are based primarily on the credit quality of the Deposited Assets and any providers of Credit Support, as well as on the relative priorities of the Notes and each class of the Certificates with respect to collections and losses with respect to the Deposited Assets. The rating on the Certificates or the Notes does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the Class [ ] Certificates [or Notes] [specify class with Notional Amount] may fail to recover fully their initial investment.

           A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

           The Company has not requested a rating on the Securities by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Securities, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Securities by another rating agency, if assigned at all, may be lower than the ratings assigned to the Securities by the Rating [Agency] [Agencies].

                                 INDEX OF TERMS



Advance..........................................................28
AECA.............................................................17
AID..............................................................18
AID-Guaranteed Securities........................................18
AID-Guaranteed Security Payment Date.............................18
Allowable Expense Amount.........................................27
Appropriations Acts..............................................17
Available Funds..................................................27
Call Premium Percentage..........................................27
Cash Collateral Guaranty.........................................21
Cede.............................................................26
Certificates......................................................1
Clearing Agency..................................................26
Closing Date......................................................8
Code.............................................................31
Commission.......................................................13
Company...........................................................1
Credit Support Payments..........................................27
Credit Support Providers.........................................27
Cut-off Date.................................................19, 20
Definitive Classes...............................................26
Deposited Assets..................................................9
Distribution Date.................................................3
DSAA.............................................................17
DTC...............................................................3
Duff & Phelps....................................................42
Eligible Investments.............................................28
ERISA............................................................40
Exchange Act.....................................................11
Expected Settlement Date..........................................1
Extraordinary Trust Expense......................................29
Fannie Mae.......................................................14
Farm Credit Act..................................................16
FCA..............................................................16
FCBs.............................................................16
FFB..............................................................17
FFEL.............................................................15
FHLBs............................................................16
FHLMC Act........................................................14
Final Distribution Date...........................................3
Finance Charge Receivables.......................................23
FIRRE Act........................................................15
FMS..............................................................17
Freddie Mac......................................................14
functional currency..............................................31
Funding Corporation..............................................17
GTC Note Payment Date............................................17
GTCs.............................................................17
Housing Program..................................................18
IFIs.............................................................18
implementation agreements........................................18
Indenture.........................................................1
Indenture Trustee.................................................1
Information Statements...........................................17
investment company...............................................24
Investment Program...............................................18
IRA..............................................................40
Letter of Credit Bank............................................24
Liquidation Proceeds.............................................28
MBS..............................................................14
Moody's..........................................................42
Notes.............................................................1
Owner Trustee.....................................................1
Parties in Interest..............................................40
Plan.............................................................40
Principal Receivables............................................23
Privatization Act................................................15
Prospectus........................................................1
PTCE.............................................................40
Rating [Agency] [Agencies].......................................42
Realized Losses...................................................9
REFCORP..........................................................15
Regulation.......................................................40
Required Interest................................................28
Required Premium.................................................28
Required Principal...............................................28
RTC..............................................................15
Sallie Mae.......................................................15
Scheduled Maturity Date...........................................3
Securities........................................................1
Security Owner...................................................26
Special Distribution Date.........................................9
Specified Currency................................................4
Standard & Poor's................................................42
Surety...........................................................25
System...........................................................16
Systemwide Debt Securities.......................................17
Term Asset Accumulation Period...................................22
Term Assets Agreement.............................................6
Term Asset Controlled Amortization Period........................22
Term Assets.......................................................1
Term Assets Currency..............................................6
Term Asset Early Amortization Event..............................22
Term Assets Payment Date.........................................22
Term Assets Prospectus...........................................11
Term Asset Registration Statement................................22
Trust.............................................................1
Trust Agreement................................................1, 4
TVA Act..........................................................16
U.S. Persons.....................................................31
Underwriter[s]...................................................41
Underwriting Agreement...........................................41

Prospectus
Notes
Trust Certificates
(Issuable in Series)

Structured Products Corp.
Depositor

     The Notes (the "Notes") and Trust Certificates(the "Certificates" and, collectively with the Notes, the "Securities") offered hereby and by supplements (each a "Prospectus Supplement") to this Prospectus will be offered from time to time in one or more series (each a "Series") and in one or more classes within each such Series (each a "Class") with an aggregate initial public offering price or purchase price of up to [$1,000,000] or the equivalent thereof in one or more foreign or composite currencies, including the European Currency Unit ("ECU"). Securities of each respective Series and Class will be offered on terms to be determined at the time of sale as described in the related Prospectus Supplement accompanying the delivery of this Prospectus. Securities may be sold for United States dollars or for one or more foreign or composite currencies, and the principal of, premium, if any, and any interest to be distributed in respect of Securities may be payable in United States dollars or in one or more foreign or composite currencies. Each Series and Class of Securities may be issuable as individual securities in registered form without coupons
("Registered Securities") or in bearer form with or without coupons attached ("Bearer Securities") or as one or more global securities in registered or bearer form (each a "Global Security").

     Each Series of Notes will be secured by, and each Series of Certificates will represent beneficial ownership interests in, securities (the "Term Assets"), together with certain other assets described herein and in the related Prospectus Supplement (such assets, together with the Term Assets, the "Deposited Assets") to be (i) sold by Structured Products Corp. (the "Company") to a business trust, owner trust, limited liability company, partnership or other special purpose, bankruptcy-remote entity established by the Company (each, an "SPV"), and pledged to the indenture trustee (the "Indenture Trustee") named in the related Prospectus Supplement for the benefit of holders of the Notes of such Series pursuant to an indenture and a series supplement thereto with respect to a given Series (collectively, the "Indenture") between the SPV, as issuer, and the Indenture Trustee or (ii) deposited in or transferred to a trust (the "Trust") for the benefit of holders of Certificates of such Series by the Company pursuant to a trust agreement and a series supplement thereto with respect to a given Series (collectively, the "Trust Agreement") among the Company, as depositor or transferor, the administrative agent, if any (the "Administrative Agent"), and the trustee (the "Certificate Trustee"). If so specified in the related Prospectus Supplement, Certificates representing beneficial interests in the applicable SPV will also be offered hereby. The Term Assets consist of [SELECT ONE OF THE BRACKETED SECTIONS][Alternative 1: a publicly issued, fixed income debt security or asset backed security or pool of such debt securities or asset backed securities issued by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities), organized under the laws of the United States of America or any state, which are subject to the informational requirements of the Securities Exchange Act of 1934 and which in accordance therewith file reports and other information with the Securities and Exchange Commission] [Alternative 2: a publicly issued, fixed income debt security or pool of such debt securities which represent obligations of one or more foreign private issuers (as such term is defined in Rule 405 of the Securities Act of 1933) subject to the informational requirements of the Securities Exchange Act of 1934 and which in accordance therewith file reports and other information with the Securities and Exchange Commission] [Alternative 3: a publicly issued, fixed income debt security or pool of such debt securities which represent obligations of the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: a publicly issued, fixed income debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof]. If so specified in the related Prospectus Supplement, a Trust may also include or a Series of Securities may be secured by, or the holders of such Securities (the "Securityholders") may have the benefit of, any combination of insurance policies, letters of credit, reserve accounts and other types of rights or assets designed to support or ensure the servicing and distribution of amounts due in respect of the Deposited Assets (collectively, "Credit Support"). See "Description of Securities" and "Description of Deposited Assets and Credit Support."

PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET FORTH UNDER "RISK FACTORS" COMMENCING ON PAGE [ ] OF THIS PROSPECTUS AND IN THE RELATED PROSPECTUS SUPPLEMENT.

Each Class of Securities of any Series will represent the right, which may be senior to those of one or more of the other Classes of such Series, to receive specified portions of payments of principal, interest and certain other amounts on the Deposited Assets in the manner described herein and in the related Prospectus Supplement. A Series may include two or more Classes differing as to the timing, sequential order or amount of distributions of principal, interest or premium and one or more Classes within such Series may be subordinated in certain respects to other Classes of such Series. The Securities of each Series (or each Class within such Series) offered hereby will be rated at the time of issuance in one of the recognized investment grade rating categories by one or more nationally recognized rating agencies.

To the extent provided herein and in the applicable Prospectus Supplement, the Company's only obligations with respect to each Series of Securities will be, pursuant to certain representations and warranties concerning the Deposited Assets, to assign and deliver the Deposited Assets and certain related documents to the applicable SPV or Trustee and, in certain cases, to provide for the Credit Support, if any. The principal obligations of an Administrative Agent, if any is named in the applicable Prospectus Supplement, with respect to a Series of Securities will be pursuant to its contractual administrative obligations and, only as and to the extent provided in the related Prospectus Supplement, its obligation to make certain cash advances in the event of payment delinquencies on the Deposited Assets. See "Description of Trust Agreement Advances in Respect of Delinquencies."

The Securities of each Series will not represent an obligation of or interest in the Company, any SPV, any Administrative Agent or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. The Securities will not be guaranteed or insured by any governmental agency or instrumentality, or by the Company, any SPV, any Administrative Agent or their respective affiliates.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Securities may be offered and sold to or through underwriters, through dealers or agents or directly to purchasers, as more fully described under "Plan of Distribution" herein and "Method of Distribution" in the related Prospectus Supplement. This Prospectus may not be used to consummate sales of Securities offered hereby unless accompanied by a Prospectus Supplement.

The date of this Prospectus is [ ___________ ], [ ____ ].

                              PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to a Series of Securities to be offered thereby and hereby will set forth, among other things, the following with respect to such Series: (a) the specific designation and aggregate principal amount, (b) the currency or currencies in which the principal (the "Specified Principal Currency"), premium, if any (the "Specified Premium Currency"), and any interest (the "Specified Interest Currency") are distributable (the Specified Principal Currency, the Specified Premium Currency and the Specified Interest Currency being collectively referred to as the "Specified Currency"),
(c) the number of Classes of such Series and, with respect to each Class of such Series, its designation, aggregate principal amount or, if applicable, notional amount and authorized denominations, (d) certain information concerning the type, characteristics and specifications of the Deposited Assets and any Credit Support for such Series or Class, (e) the relative rights and priorities of each such Class (including the method for allocating collections from the Deposited Assets to the Securityholders of each Class and the relative ranking of the claims of the Securityholders of each Class to such Deposited Assets), (f) the name of the Trustee and the Administrative Agent, if any, for such Series, (g) the Note Interest Rate or Pass-Through Rate (each as defined below) or the terms relating to the applicable method of calculation thereof, (h) the time and place of distribution (each such date a "Distribution Date") of any interest, premium (if any) and/or principal, (i) the date of issue, (j) the scheduled final Distribution Date, if applicable, (k) the offering price, (1) any exchange, whether mandatory or optional, the redemption terms and any other specific terms of Securities of each such Series or Class. See "Description of Securities--General" for a listing of other items that may be specified in the applicable Prospectus Supplement.

                              AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Reports and other information concerning the
Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at Seven World Trade Center, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the Commission. The Company does not intend to send any financial reports to Securityholders.

      The Company has filed with the Commission a registration statement on Form S-3 (together with all amendments and exhibits, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Securities. This Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information, reference is hereby made to the Registration Statement.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Securities shall be deemed to be incorporated by reference in this Prospectus. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

The Company will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Written requests for such copies should be directed to the Secretary of Structured Products Corp., 32nd Floor, Room 33-126, Seven World Trade Center, New York, New York 10048. Telephone requests for such copies should be directed to the Secretary of Structured Products Corp. at (212) 783-6645.

                           REPORTS TO SECURITYHOLDERS

      Unless and until Definitive Securities are issued, on each Distribution Date unaudited reports containing information concerning the related
Trust will be prepared by the related Trustee and sent on behalf of each Trust only to Cede & Co. ("Cede"), as nominee of DTC and registered holder of the Securities. See "Description of Securities-Global Securities", "Description of Indenture-Reports to Noteholders" and "Description of Trust Agreement-Reports to Certificateholders; Notice". Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Company, on behalf of each Trust, will cause to be filed with the Commission such periodic reports as are required under the Exchange Act.

                         IMPORTANT CURRENCY INFORMATION

      Purchasers are required to pay for each Security in the Specified Principal Currency for such Security. Currently, there are limited facilities in the United States for conversion of U.S. dollars into foreign currencies and vice versa, and banks do not currently offer non-U.S. dollar checking or savings account facilities in the United States. However, if requested by a prospective purchaser of a Security having a Specified Principal Currency other than U.S. dollars, Salomon Brothers Inc (the "Offering Agent") will arrange for the exchange of U.S. dollars into such Specified Principal Currency to enable the purchaser to pay for such Security. Such request must be made on or before the fifth Business Day (as defined herein) preceding the date of delivery of such Security or by such later date as is determined by the Offering Agent. Each such exchange will be made by the Offering Agent on such terms and subject to such conditions, limitations and charges as the Offering Agent may from time to time establish in accordance with its regular foreign exchange practice. All costs of exchange will be borne by the purchaser.

References herein to "U.S. dollars," "U.S.$", "USD", "dollar" or "$" are to the lawful currency of the United States.

                                  RISK FACTORS

      In connection with an investment in the Securities of any Series, prospective investors should consider, among other things, the material risk factors set forth below and any additional material risk factors set forth in the applicable Prospectus Supplement.

      LIMITED LIQUIDITY OF INVESTMENT. There will be no market for any Series (or Class within such Series) of Securities prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Securityholders with liquidity of investment or will continue for the life of such Securities.

      SECURITIES ARE LIMITED OBLIGATIONS. The Securities will not represent a recourse obligation of or interest in the Company, any SPV or any of their respective affiliates. The Securities of each Series will not be insured or guaranteed by any government agency or instrumentality, the Company, any SPV, any Person affiliated with the Company or any SPV, or any other Person. The obligations, if any, of the Company with respect to the Securities of any Series will only be pursuant to certain limited representations and warranties with respect to the Term Assets or other Deposited Assets. The
Company does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty. If, for example, the Company were required to repurchase a Term Asset with respect to which the Company has breached a representation or warranty, its only sources of funds to make such repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the seller of such Term Asset to the Company, or from a reserve fund established to provide funds for such repurchases.
The Company has no obligation to establish or maintain any such reserve fund.

     TRUST CONSISTS OF LIMITED ASSETS. The only material assets expected to be in a Trust are the Deposited Assets corresponding to the related Series (or Class) of Securities being offered. The Securities are not insured or guaranteed by the Company, any SPV, any Administrative Agent or any of their affiliates. Accordingly, Securityholders' receipt of distributions in respect of the Securities will depend entirely on the performance of and receipt of payments with respect to the Deposited Assets and any Credit Support identified in the related Prospectus Supplement. See "Description of Deposited Assets and Credit Support."

      AVERAGE LIFE AND YIELD OF SECURITIES MAY VARY. The timing of distributions of interest, premium (if any) and principal of any Series (or of any Class within such Series) of Securities may be affected by a number of factors, including the performance of the related Deposited Assets, the extent of any early redemption, repayment, amortization, acceleration of payment rate, slow down of payment rate or extension of maturity or amortization with respect to the related Term Assets (or portion thereof) and the manner and priority in which the collections from such Term Assets and any other Deposited Assets are allocated to each Class of such Series. Certain of these factors may be influenced by a variety of accounting, tax, economic, social and other factors.

See "Maturity and Yield Considerations."

      TAX CONSIDERATIONS. Special Tax Counsel has delivered an opinion to the Company that the discussion contained herein under the caption "Federal Income Tax Consequences", to the extent it constitutes matters of law or legal conclusions thereto, is true and correct in all material respects. Special Tax Counsel has also delivered an opinion that the (i) the Notes should be treated as indebtedness for federal income purposes and (ii) without regard to whether the Notes are ___ characterized ___ as indebtedness, the Trust will be characterized as a grantor trust or as a partnership for federal income tax purposes and will not be characterized as an association taxable as a corporation (or publicly traded partnership treated as an association). (If there is only a single holder of Certificates and if no other interest in the Trust is treated as an equity interest in the Trust, the Trust would be treated for federal income tax purposes as a not an entity separate from that single owner.) Special Tax Counsel has not delivered (and unless otherwise indicated in the Prospectus Supplement does not intend to deliver) any other opinions regarding the Trust or the Certificates. Prospective investors should be aware that no rulings have been sought from the Internal Revenue Service (the "IRS"), and that legal opinions are not binding on the IRS or the courts. Accordingly, there can be no assurance that the IRS or the courts will agree with Special Tax Counsel's opinions. If, contrary to Special Tax Counsel's opinion, the Trust is characterized or treated as a corporation for federal income tax consequences, among other consequences, the Trust would be subject to federal income tax (and similar state income or franchise taxes) on its income and distributions to Certificateholders and Noteholders would be impaired. See "Federal Income
Tax Considerations" herein and in the related Prospectus Supplement.

     LIMITED NATURE OF RATING; REDUCTION OR WITHDRAWAL OF Rating. At the time of issue, the Securities of any given Series (or each Class of such Series that is offered hereby) will be rated in one of the investment grade categories by one or more nationally recognized rating agencies (a "Rating Agency"). Unless otherwise specified in the applicable Prospectus Supplement, the rating of any Series or Class of Securities is based primarily on the related Deposited Assets and any Credit Support and the relative priorities of the Securityholders of such Series or Class to receive collections from, and to assert claims against, such Deposited Assets and any Credit Support. The rating is not a recommendation to purchase, hold or sell Securities, inasmuch as such rating does not comment as to market price or suitability for a particular investor. In addition, the rating does not address the likelihood that the principal amount of any Series or Class will be paid prior to any final legal maturity date. There can be no assurance that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. Any Class or Classes of a given Series of Securities may not be offered pursuant to this Prospectus, in which case such Class or Classes may or may not be rated in an investment grade category by a Rating Agency.

     GLOBAL SECURITIES LIMIT DIRECT VOTING; PLEDGE OF Securities. The Securities of each Series (or, if more than one Class exists, each Class of such Series) will initially be represented by one or more Global Securities deposited with, or on behalf of, a Depositary (as defined herein) and will not be issued as individual definitive Securities to the purchasers of such Securities. Consequently, unless and until such individual definitive Securities of a particular Series or Class are issued, such purchasers will not be recognized as Securityholders under the applicable Indenture or Trust Agreement. Hence, until such time, such purchasers will only be able to exercise the rights of Securityholders indirectly through the Depositary and its respective participating organizations and, as a result, the ability of any such purchaser to pledge that Security to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to such Security, may be limited. See "Description of Securities - Global Securities" and "Limitations on Issuance of Bearer Securities" and any further description contained in the related Prospectus Supplement.

      CURRENCY RISKS: EXCHANGE RATES AND EXCHANGE CONTROLS. The Securities of any given Series (or Class within such Series) may be denominated in a currency other than U.S. dollars to the extent specified in the applicable Prospectus Supplement. An investment in a Security having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a U.S. dollar-denominated security. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which the Company has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Past fluctuations in any particular exchange rate do not necessarily indicate, however, fluctuations in the rate that may occur during the term of any Security. Depreciation of the Specified Currency for a Security against the U.S. dollar would decrease the effective yield of such Security below its Note Interest Rate or Pass-Through Rate, as the case may be, and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

     Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates and the availability of a Specified Currency for making distributions in respect of Securities denominated in such currency. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular Security, the currency in which amounts then due to be distributed in respect of such Security would not be available.

IT IS STRONGLY RECOMMENDED THAT PROSPECTIVE PURCHASERS CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN SECURITIES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. SUCH SECURITIES ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS. See "Currency Risks".

     TRUST MAY INCLUDE DERIVATIVES. A Trust may include various derivative instruments, including interest rate, currency, securities, commodity and credit swaps, caps, floors, collars and options and structured securities having embedded derivatives (such as structured notes). Swaps involve the exchange with another party of their respective commitments to pay or receive amounts computed by reference to specified fixed or floating interest rates, currency rates, securities prices, yields or returns (including baskets of securities or securities indices) or commodity prices and a notional principal amount (i.e., the reference amount with respect to which such obligations are determined, although no actual exchange of principal occurs except for currency swaps); for example, an exchange of floating rate payments for fixed rate payments. Interim payments are generally netted, with the difference being paid by one party to the other. The purchase of a cap entitles the purchaser, to the extent that a specified rate, price, yield or return exceeds a predetermined level, to receive payments computed by reference to a specified fixed or floating rate, price, yield or return and a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser, to the extent that a specified rate, price, yield or return declines below a predetermined level, to receive payments computed by reference to a specified fixed or floating rate, price, yield or return and a notional principal amount from the party selling such floor. Options function in a manner similar to caps and floors, and exist on various underlying securities, such as bonds, equities, currencies and commodities. Options can also be structured as securities such as warrants or can be embedded in securities such as certain commodity or equity-linked bonds with option-like characteristics. Forward contracts involve the purchase and sale of a specified security, commodity, currency or other financial instrument at a specified price and date in the future, and may be settled by physical delivery or cash payment. Credit derivatives involve swap and option contracts designed to assume or lay off credit risk on loans, debt securities or other assets, or in relation to a particular reference entity or country, in return for either swap payments or payment of premium. Credit derivatives may also be embedded in other instruments such as notes or warrants. Credit derivatives give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

      Fluctuations in securities, currency and commodity rates, prices, yields and returns may have a significant effect on the yield to maturity of derivatives or the levels of support that derivatives can provide to a Trust. In addition, derivatives may be limited to covering only certain risks. Continued payments on derivatives may be affected by the financial condition of the counterparties thereto (or, in some instances, the guarantor thereunder). There can be no assurance that counterparties will be able to perform their obligations. Failure by a counterparty (or the related guarantor, if any) to make required payments may result in the delay or failure to make payments on the related securities and risks. In addition, the notional amounts on which payments are made may vary under certain circumstances and may not bear any correlation to principal amounts of the related securities. The terms and risks of the relevant derivatives will be described in the related Prospectus Supplement. Further, the relevant Prospectus Supplement will identify the material terms, the material risks and the counterparty for any derivative instrument in a Trust which is the result of an agreement with such counterparty to the extent that such agreement is material.

     INFORMATION CONCERNING TERM ASSETS ISSUERS; RISK OF LOSS IF PUBLIC INFORMATION NOT AVAILABLE. It is strongly recommended that each prospective purchaser of Securities obtain and evaluate the same information concerning each Term Assets Issuer (as defined herein) as it would obtain and evaluate if it were investing directly in the Term Assets or in other securities issued by the Term Assets Issuer. The publicly-available information concerning a Term Assets Issuer is important in considering whether to invest in or sell Securities. To the extent such information ceases to be available, an investor's ability to make an informed decision to purchase or sell Securities could be impeded. The information in this Prospectus and any Prospectus Supplement concerning the Term Assets and the Term Assets Issuers has been obtained from publicly available documents, and none of the Company, the Trustee or any of their affiliates has undertaken, or will undertake, any investigation of the accuracy or completeness of such documents (whether or not filed with the Commission) or the financial condition or creditworthiness of any Term Assets Issuer. The issuance of Certificates of any Series should not be construed as an endorsement by the Company or the Trustee or any of their affiliates of the financial condition or business prospects of any Term Assets Issuer.

     LIMITATION ON REMEDIES DUE TO PASSIVE NATURE OF THE TRUST. The remedies available to a Trustee of a relevant Trust are predetermined and therefore an investor in the Securities has less discretion over the exercise of remedies than if such investor directly invested in the Term Assets. Each Trust will generally hold the related Deposited Assets to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any Term Assets Issuer or the value of the Deposited Assets. Except as indicated below, a holder will not be able to dispose of or take other actions with respect to any Deposited Assets. Under certain circumstances described in the applicable Prospectus Supplement, the Trustee will (or will at the direction of a specified percentage of Securityholders of the relevant Series) dispose of, or take certain other actions in respect of, the Deposited Assets. In certain limited circumstances, such as a mandatory redemption of Term Assets or the exercise by a third party of the right to purchase Term Assets (as described below under "Description of Trust Agreement - Termination"), the Trustee may dispose of the Deposited Assets prior to maturity. The applicable Prospectus Supplement will describe the particular circumstances, if any, under which a Deposited Asset may be disposed of prior to maturity.

      GENERAL UNAVAILABILITY OF OPTIONAL EXCHANGE. Although the Prospectus Supplement for a Series of Securities may designate such Series as an Exchangeable Series (as defined herein) and may provide that a Securityholder may exchange Securities of the Exchangeable Series for a pro rata portion of Deposited Assets of the related Trust, any such Optional Exchange Right will be exercisable only to the extent that the exercise of such right would not be inconsistent with the Company's and any SPV or Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder. See "Description of Securities Optional Exchange.". Accordingly, the optional exchange right described in this Prospectus under the heading "Description of Securities - Optional Exchange" and further described in the relevant Prospectus Supplement may be available only to the Company and its affiliates and designees. Other Securityholders will generally not be able to exchange their Securities of an Exchangeable Series for a pro rata portion of the Deposited Assets of the related Trust. In addition, the exercise of an optional exchange right will decrease the outstanding aggregate amount of Securities of the applicable Exchangeable Series.

                        ---------------------------------

      The Prospectus Supplement for each Series of Securities will set forth information regarding any additional material risk factors applicable to such Series (and each Class within such Series).

                                   THE COMPANY

     The Company was incorporated in the State of Delaware on November 23, 1992, as an indirect, wholly-owned, limited-purpose finance subsidiary of Salomon Inc. The Company will not engage in any business or other activities other than issuing and selling securities from time to time and acquiring, owning, holding, pledging and transferring assets (including Deposited Assets and Credit Support) in connection therewith or with the creation of an SPV or a Trust and in activities related or incidental thereto. The Company does not have, nor is it expected to have, any significant unencumbered assets. The Company's principal executive offices are located at Room 33-126, 32nd Floor, Seven World Trade Center, New York, New York 10048 (telephone (212) 783-6645).

      In the event that the Company establishes an SPV for purposes of the issuance of Securities, the SPV applicable to any Series will be described in the related Prospectus Supplement. Each SPV will be a special purpose, bankruptcy-remote entity and may take the form of a business trust, an owner trust or a limited liability company.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of each Series or Class of Securities (whether or not offered hereby) will be used by the Company and/or an SPV for such purposes as may be specified in the applicable Prospectus Supplement. Such purposes may include, without limitation, purchasing the related Deposited Assets (or providing a Trust with funds to purchase such Deposited Assets) and arranging certain Credit Support including, if specified in the related Prospectus Supplement, making required deposits into any reserve account or other account for the benefit of the Securityholders of such Series or Class. Any remaining net proceeds will be used by the Company for general corporate purposes.

                         ASSIGNMENT OF DEPOSITED ASSETS;

                               FORMATION OF TRUST

     The Company or an SPV will assign or transfer the Deposited Assets for each Series of Certificates to the Certificate Trustee for the benefit of the Certificateholders of such Series, and the applicable SPV will pledge the Deposited Assets for each Series of Notes to the Indenture Trustee for the benefit of the Noteholders of such Series. The Deposited Assets will consist of [SELECT ONE OF THE BRACKETED SECTIONS][Alternative 1: a publicly issued, fixed income debt security or asset backed security or pool of such debt securities or asset backed securities issued by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities) organized under the laws of the United States of America or any state, which are subject to the informational requirements of the Exchange Act and which in accordance therewith file reports and other information with the Commission] [Alternative 2: a publicly issued, fixed income debt security or pool of such debt securities which represent obligations of one or more foreign private issuers (as such term is defined in Rule 405 of the Securities Act) subject to the informational requirements of the Exchange Act and which in accordance therewith file reports and other information with the Commission] [Alternative 3: a publicly issued, fixed income debt security or pool of such debt securities which represent obligations of the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: a publicly issued, fixed income debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof]. See "Description of Deposited Assets and Credit Support." The term "Trustee," as used herein, refers to the Indenture Trustee or the Certificate Trustee, as applicable. The Trustee named in the applicable Prospectus Supplement will administer the Deposited Assets pursuant to the Indenture or the Trust Agreement and will receive a fee for such services (the "Trustee's Fee"). Any Administrative Agent named in the applicable Prospectus Supplement will perform such tasks as are specified therein and in the Indenture or the Trust Agreement and will receive a fee for such services (the "Administration Fee") as specified in the Prospectus Supplement.

     The pledge, transfer or assignment of the Deposited Assets to the Trustee will be without recourse. To the extent provided in the applicable Prospectus Supplement, the obligations of an Administrative Agent, if any, so named therein with respect to the Deposited Assets will consist primarily of its contractual administrative obligations, if any, under the Indenture or the Trust Agreement, its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets and its obligations, if any, to purchase Deposited Assets as to which there has been a breach of certain representations and warranties or as to which the documentation is materially defective. The obligations of an Administrative Agent, if any, named in the applicable Prospectus Supplement to make advances will be limited to amounts which any such Administrative Agent believes ultimately would be recoverable under any Credit Support, insurance coverage, the proceeds of liquidation of the Deposited Assets or from other sources available for such purposes.

      To the extent provided in the related Prospectus Supplement, each Series of Notes will be secured by, and each Series of Certificates will represent a beneficial interest in, (i) the applicable Deposited Assets, or interests therein, exclusive of any interest in such assets (the "Retained Interest") retained by the Company, any SPV or any previous owner thereof, as from time to time are specified in the applicable Indenture or Trust Agreement; (ii) such collections as from time to time are identified as deposited in the related Certificate Account; (iii) property, if any, acquired on behalf of Securityholders by foreclosure or repossession and any revenues received thereon; (iv) those elements of Credit Support, if any, provided with respect to any Class within such Series that are specified as such in the applicable Prospectus Supplement,as described therein and under "Description of Deposited Assets and Credit Support - Credit Support": (v) the rights of the Company or an SPV under the agreement or agreements entered into by the Trustee on behalf of the Securityholders which constitute, or pursuant to which the Trustee has acquired, such Deposited Assets; and (vi) the rights of the Trustee in any cash advance, reserve fund or surety bond, if any.

      In  addition,   to  the  extent  provided  in  the  applicable  Prospectus
Supplement, the Company will obtain Credit Support for the benefit of the Securityholders of any related Series (or Class within such Series) of Securities.

                 MATURITY AND YIELD CONSIDERATIONS

     Each Prospectus Supplement will, to the extent applicable, contain information with respect to the type and, if applicable, maturities of the related Term Assets and the terms, if any, upon which such Term Assets may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof), amortization or extension of maturity or amortization. The provisions of the Term Assets with respect to the foregoing may affect the weighted average life of the related Series of Securities.

     The effective yield to holders of the Securities of any Series (and Class within such Series) may be affected by various features of the Deposited Assets or any Credit Support or the manner and priorities of allocations of collections with respect to such Deposited Assets between the Classes of a given Series. The yield to maturity of any Series (or Class within such Series) may be affected by any optional or mandatory redemption, repayment, amortization or extension of maturity of the related Term Assets. A variety of tax, accounting, economic, and other factors will influence whether any applicable party exercises any right of redemption, repurchase or extension in respect of its Securities. The rate of redemption may also be influenced by prepayments on the obligations a Term Assets Issuer holds for its own account. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Term Assets, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Term Asset redeemable at the option of a Term Assets Issuer will be repaid prior to its stated maturity.

     To the extent specified in the related Prospectus Supplement, each of the Term Assets will be subject to acceleration upon the occurrence of certain Term Assets Events of Default (as defined herein). The maturity and yield on the Securities will be affected by any early repayment of the Term Assets as a result of the occurrence of the acceleration of the Term Assets. See "Description of Deposited Assets".

      The extent to which the yield to maturity of such Securities may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

     The yield to maturity of any Series (or Class) of Securities will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such Securities, to the extent that the applicable Note Interest Rate or Pass-Through Rate for such Series (or Class) is based on variable or adjustable interest rates. With respect to any Series of Securities, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption or amortization) on the related Term Assets having interest rates higher or lower than the then applicable Note Interest Rates or Pass-Through Rates applicable to such Securities may affect the yield thereon.

      The Prospectus Supplement for each Series of Securities will set forth additional information regarding yield and maturity considerations applicable to such Series (and each Class within such Series) and the related Deposited Assets, including the applicable Term Assets.

                            DESCRIPTION OF SECURITIES

     Each Series (or, if more than one Class exists, the Classes within such Series) of Notes will be issued pursuant to an Indenture. A form of Indenture is attached as an exhibit to the Registration Statement. The provisions of the applicable Indenture may vary depending upon the nature of the Notes to be issued thereunder and the nature of the Deposited Assets and the Credit Support of a Series.

      Each Series (or, if more than one Class exists, the Classes within such Series) of Certificates representing beneficial interests in a Trust will be issued pursuant to a Trust Agreement. A form of Trust Agreement is attached as an exhibit to the Registration Statement. The provisions of the applicable Trust Agreement may vary depending on the nature of the Deposited Assets and the Credit Support of a Series.

      The following summaries describe material provisions of the Indenture and Trust Agreement which may be applicable to each Series of Securities. The applicable Prospectus Supplement for a Series of Securities will describe any material provision of the Indenture or Trust Agreement or the applicable Securities that is not described in this Prospectus. The following summaries do not purport to be complete and are subject to the detailed provisions of the forms of Indenture and Trust Agreement to which reference is hereby made for a full description of such provisions, including the definition of certain terms used, and for other information regarding the Securities. As used herein with respect to any Series, the term "Security" refers to all the Securities of that Series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires.

GENERAL

     There is no limit on the amount of Securities that may be issued under the Indenture or the Trust Agreement, and the Indenture and the Trust Agreement will provide that Securities of the applicable Series may be issued in multiple Classes. The Series (or Classes within such Series) of Certificates to be issued under the Trust Agreement will represent the entire beneficial ownership interest in the Trust for such Series created pursuant to the Trust Agreement and each such Class will be entitled to certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such Trust, all as identified and described in the applicable Prospectus Supplement. The Series (or Classes within such Series) of Notes to be issued under the Indenture will represent the entire indebtedness of the applicable Trust secured by the Deposited Assets with respect to such Series and each such Class will be entitled to certain relative priorities to receive specified collections from the assets securing the Notes, as described in the applicable Prospectus Supplement.

     Reference is made to the related Prospectus Supplement for a description of the following terms of the Series (and if applicable, Classes within such Series) of Securities in respect of which this Prospectus and such Prospectus Supplement are being delivered: (i) the title of such Securities; (ii) the Series of such Securities and, if applicable, the number and designation of Classes of such Series; (iii) certain information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related Trust by the Company or the applicable SPV (and, with respect to any Term Assets which at the time of such deposit represents a significant portion of all such Deposited Assets and any related Credit Support, certain information concerning the terms of each such Term Assets, the identity of the issuer thereof and where publicly available information regarding such issuer may be obtained); (iv) the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each Class thereof, (v) the dates on which or periods during which such Series or Classes within such Series may be issued (each, an "Original Issue Date"), the offering price thereof and the applicable Distribution Dates on which the principal, if any, of (and premium, if any, on) such Series or Classes within such Series will be distributable; (vi) if applicable, the relative rights and priorities of each such Class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the Securityholders of each such Class); (vii) whether the Securities of such Series or each Class within such Series are Fixed Rate Securities or Floating Rate Securities (each as defined below) and the applicable interest rate (the "Note Interest Rate," in the case of Notes, or the "Pass-Through Rate," in the case of Certificates) for each such Class, including the applicable rate, if fixed (a "Fixed Rate"), or the terms relating to the particular method of calculation thereof applicable to such Series or each Class within such Series, if variable (a "Variable Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such Series or Class will be distributable and the related Record Dates, if any; (viii) the option, if any, of any Securityholder of such Series or Class to withdraw a portion of the assets of the Trust in exchange for surrendering such Securityholder's Security or to put such Security to the Company, an SPV or a third party, or of the Company, an SPV or Administrative Agent, if any, or another third party to purchase or repurchase any Deposited Assets or Securities (in each case to the extent not inconsistent with the Company's or the SPV or Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part; (ix) the rating of such Series or each Class within such Series offered hereby (PROVIDED, HOWEVER, that one or more Classes within such Series not offered hereunder may be unrated or may be rated below investment grade); (x) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which such Series or Class within such Series will be issuable; (xi) whether the Securities of any Class within a given Series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Securities"), and the applicable terms thereof; (xii) whether the Securities of such Series or of any Class within such Series are to be issued as Registered Securities or Bearer Securities or both and, if Bearer Securities are to be issued, whether coupons ("Coupons") will be attached thereto; whether Bearer Securities of such Series or Class may be exchanged for Registered Securities of such Series or Class and the circumstances under which and the place or places at which any such exchanges, if permitted, may be made; (xiii) whether the Securities of such Series or of any Class within such Series are to be issued in the form of one or more Global Securities and, if so, the identity of the Depositary (as defined herein), if other than The Depository Trust Company, for such Global Security or Securities; (xiv) if a temporary Security is to be issued with respect to such series or any Class within such Series, whether any interest thereon distributable on a Distribution Date prior to the issuance of a definitive Security of such Series or Class will be credited to the account of the Persons entitled thereto on such Distribution Date; (xv) if a temporary Global Security is to be issued with respect to such Series or Class, the terms upon which beneficial interests in such temporary Global Security may be exchanged in whole or in part for beneficial interests in a definitive Global Security or for individual Definitive Securities (as defined herein) of such Series or Class and the terms upon which beneficial interests in a definitive Global Security, if any, may be exchanged for individual Definitive Securities of such Series or Class; (xvi) if other than U.S. dollars, the Specified Currency applicable to the Securities of such Series or Class for purposes of denominations and distributions on such Series or each Class within such Series and the circumstances and conditions, if any, when such Specified Currency may be changed, at the election of the Company, an SPV or a Securityholder and the currency or currencies in which any principal of or any premium or any interest on such Series or Class are to be distributed pursuant to such election; (xvii) any additional Administrative Agent Termination Events (as defined herein), if applicable, provided for with respect to such Class; (xviii) all applicable Required Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of Securityholders of such Series and each Class within such Series required with respect to certain actions by the Company, an SPV or the applicable Administrative Agent, if any, or the Trustee; and (xix) any other terms of such Series or Class within such Series of Securities not inconsistent with the provisions of the Indenture or the Trust Agreement relating to such Series.

     The United States federal income tax consequences and ERISA consequences relating to any Series or any Class within such Series of Securities will be described in this Prospectus and the applicable Prospectus Supplement. In addition, any risk factors, the specific terms and other information with respect to the issuance of any Series or Class within such Series of Securities on which the principal of and any premium and interest are distributable in a Specified Currency other than U.S. dollars will be described in the applicable Prospectus Supplement relating to such Series or Class. The U.S. dollar equivalent of the public offering price or purchase price of a Security having a Specified Principal Currency other than U.S. dollars will be determined on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such Specified Principal Currency on the applicable issue date. As specified in the applicable prospectus Supplement, such determination will be made by the Company, the applicable SPV, the Trustee, the Administrative Agent, if any, or an agent thereof as exchange rate agent for each Series of Securities (the "Exchange Rate Agent").

     Registered Securities may be transferred or exchanged for like Securities of the same Series and Class at the corporate trust office or agency of the applicable Trustee in the City and State of New York, as applicable, subject to the limitations provided in the Indenture or the Trust Agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection therewith. Bearer Securities will be transferable by delivery. Provisions with respect to the exchange of Bearer Securities will be described in the applicable Prospectus Supplement. Registered Securities may not be exchanged for Bearer Securities. The Company or the applicable SPV may at any time purchase Securities at any price in the open market or otherwise.
Securities so purchased by the Company or the applicable SPV may, at the discretion of the Company or the applicable SPV, be held or resold or surrendered to the Trustee for cancellation of such Securities.

DISTRIBUTIONS

     Distributions allocable to principal, premium (if any) and interest on the Securities of each Series (and Class within such Series) will be made in the Specified Currency for such Securities by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date"). If the Specified Currency for a given Series or Class within such Series is other than U.S. dollars, the Administrative Agent, if any, or otherwise the Trustee will (unless otherwise specified in the applicable Prospectus Supplement) arrange to convert all payments in respect of each Security of such Series or Class into U.S. dollars in the manner described in the following paragraph. The Securityholder of a Registered Security of a given Series or Class within such Series denominated in a Specified Currency other than U.S. dollars may (if the applicable Prospectus Supplement and such Security so indicate) elect to receive all distributions in respect of such Security in the Specified Currency by delivery of a written notice to the Trustee and Administrative Agent, if any, for such Series not later than fifteen calendar days prior to the applicable Distribution Date, except under the circumstances described under "Currency Risks - Payment Currency" below. Such election will remain in effect until revoked by written notice to such Trustee and Administrative Agent, if any, received by each of them not later than fifteen calendar days prior to the applicable Distribution Date.

     In the case of a Registered Security of a given Series or Class within such Series having a Specified Currency other than U.S. dollars, the amount of any U.S. dollar distribution in respect of such Registered Security will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Distribution Date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be the Offering Agent and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such Distribution Date, of the aggregate amount payable in such Specified Currency on such payment date in respect of all Registered Securities. All currency exchange costs will be borne by the Securityholders of such Registered Securities by deductions from such distributions. If no such bid quotations are available, such distributions will be made in such Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case such distributions will be made as described under "Currency Risks - Payment Currency" below. The applicable Prospectus Supplement will specify such information with respect to Bearer Securities.

     Except as provided in the succeeding paragraph, distributions with respect to Securities will be made (in the case of Registered Securities) at the corporate trust office or agency of the Trustee specified in the applicable Prospectus Supplement; PROVIDED, HOWEVER, that any such amounts distributable on the final Distribution Date of a Security will be distributed only upon surrender of such Security at the applicable location set forth above. No distribution on a Bearer Security will be made by mail to an address in the United States or by wire transfer to an account maintained by the Securityholder thereof in the United States.

     Distributions on Registered Securities in U.S. dollars will be made, except as provided below, by check mailed to the Registered Securityholders of such Securities (which, in the case of Global Securities, will be a nominee of the Depositary); PROVIDED, HOWEVER, that, in the case of a Series or Class of Registered Securities issued between a Record Date (as defined herein) and the related Distribution Date, interest for the period beginning on the issue date for such Series or Class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will be distributed on the next succeeding Distribution Date to the Registered Securityholders of the Registered Securities of such Series or Class on the related Record Date. A Securityholder of $10,000,000 (or the equivalent thereof in a Specified Principal Currency other than U.S. dollars) or more in aggregate principal amount of Registered Securities of a given Series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee for such Series not later than fifteen calendar days prior to the applicable Distribution Date. Simultaneously with the election by any Securityholder to receive payments in a Specified Currency other than U.S. dollars (as provided above), such Securityholder shall provide appropriate wire transfer instructions to the Trustee for such Series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

     "Business Day" with respect to any Security means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York or (b) if the Specified Currency for such Security is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of ECU, shall be Brussels, Belgium) and (ii) if the Note Interest Rate or Pass-Through Rate for such Security is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any Security means any day on which dealings in deposits in the Specified Currency of such Security are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a Series or Class of Registered Securities shall be specified as such in the applicable Prospectus Supplement.

INTEREST ON THE SECURITIES

     GENERAL. Each Class of Securities (other than certain Classes of Strip Securities) of a given Series may have a different Note Interest Rate or Pass-Through Rate, as the case may be, which may be a fixed or variable rate, as described below. In the case of Strip Securities with no or, in certain cases, a nominal Security Principal Balance, such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related Prospectus Supplement. For purposes hereof, "Notional Amount" means the notional principal amount specified in the applicable Prospectus Supplement on which interest on Strip Securities with no or, in certain cases, a nominal Security Principal Balance will be made on each Distribution Date. Reference to the Notional Amount of a Class of Strip Securities herein or in a Prospectus Supplement does not indicate that such Securities represent the right to receive any distribution in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related Prospectus Supplement.

     FIXED RATE SECURITIES. Each Series (or, if more than one Class exists, each Class within such Series) of Securities with a fixed Note Interest Rate or
Pass-Through Rate ("Fixed Rate Securities") will bear interest, on the outstanding Security Principal Balance (or Notional Amount, if applicable), from its Original Issue Date, or from the last date to which interest has been paid, at the fixed rate stated on the face thereof and in the applicable Prospectus Supplement until the principal amount thereof is distributed or made available for payment (or in the case of Fixed Rate Securities with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable Prospectus Supplement, the Note Interest Rate or Pass-Through Rate for such Series or any such Class or Classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Securities by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. Interest on each Series or Class of Fixed Rate Securities will be distributable in arrears on each Distribution Date specified in such Prospectus Supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable Prospectus Supplement. Interest on Fixed Rate Securities will be computed on the basis of a 360-day year of twelve 30-day months.

     FLOATING RATE SECURITIES. Each Series (or, if more than one Class exists, each Class within such Series) of Securities with a variable Note Interest Rate or Pass-Through Rate ("Floating Rate Securities") will bear interest, on the outstanding Security Principal Balance (or Notional Amount, if applicable), from its Original Issue Date to the first interest Reset Date (as defined herein) for such Series or Class at the Initial Note Interest Rate or Pass-Through Rate set forth on the face thereof and in the applicable Prospectus Supplement. Thereafter, the Note Interest Rate or the Pass-Through Rate on such Series or Class for each Interest Reset Period (as defined herein) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such Series or Class, except that if so specified in the applicable Prospectus Supplement, the Spread or Spread Multiplier on such Series or any such Class or Classes of Floating Rate Securities may be subject to adjustment from time to time in response to designated changes in the rating assigned to such Securities by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such Prospectus Supplement. The applicable Prospectus Supplement, unless otherwise specified therein, will designate one of the following Base Rates as applicable to a Floating Rate
Security: (i) LIBOR (a "LIBOR Reference Rate Security"), (ii) the Commercial Paper Rate (a "Commercial Paper Reference Rate Security"), (iii) the Treasury Rate (a "Treasury Reference Rate Security"), (iv) the Federal Funds Rate (a "Federal Funds Reference Rate Security"), (v) the CD Rate (a "CD Reference Rate Security") or (vi) such other Base Rate (which may be based on, among other things, one or more market indices or the interest and/or other payments (whether scheduled or otherwise) paid, accrued or available with respect to a designated asset, pool of assets or type of asset) as is set forth in such Prospectus Supplement and in such Security. The "Index Maturity" for any Series or Class of Floating Rate Securities is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

     As  specified  in  the  applicable  Prospectus  Supplement,  Floating  Rate
Securities of a given Series or Class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable Prospectus Supplement ("Maximum Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Rate"). In addition to any Maximum Rate that may be applicable to any Series or Class of Floating Rate Securities, the Note Interest Rate or Pass-Through Rate applicable to any Series or Class of Floating Rate Securities will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application. The Floating Rate Securities will be governed by the law of the State of New York and, under such law as of the date of this Prospectus, the maximum rate of interest, with certain exceptions, is 25% per annum on a simple interest basis.

     The Company will appoint, and enter into agreements with, agents (each a "Calculation Agent") to calculate Note Interest Rates or Pass-Through Rates on each Series or Class of Floating Rate Securities. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each Series or Class of Floating Rate Securities. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Securities of a given Series or Class.

     The Note Interest Rates or Pass-Through Rate on each Class of Floating Rate Securities will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for such Class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable

Prospectus Supplement. Interest Reset Dates with respect to each Series, and any Class within such Series of Floating Rate Securities will be specified in the applicable Prospectus Supplement; PROVIDED, HOWEVER, that the Note Interest Rates or Pass-Through Rate in effect for the ten days immediately prior to the Scheduled Final Distribution Date will be that in effect on the tenth day preceding such Scheduled Final Distribution Date. If an Interest Reset Date for any Class of Floating Rate Securities would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day specified in the applicable Prospectus Supplement.

     Interest payable in respect of Floating Rate Securities shall be the accrued interest from and including the Original Issue Date of such Series or Class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

     With respect to a Floating Rate Security, accrued interest shall be calculated by multiplying the Security Principal Balance of such Security (or, in the case of a Strip Security with no or a nominal Security Principal Balance, the Notional Amount specified in the applicable Prospectus Supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Note Interest Rate or Pass-Through Rate is in effect on such day by 360, in the case of LIBOR Reference Rate Securities, Commercial Paper Reference Rate Securities, Federal Funds Reference Rate Securities and CD Reference Rate Securities or by the actual number of days in the year, in the case of Treasury Reference Rate Securities. For purposes of making the foregoing calculation, the variable Note Interest Rate or Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

     All percentages resulting from any calculation of the Note Interest Rate or Pass-Through Rate on a Floating Rate Security will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Securities will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

     Interest on any Series (or Class within such Series) of Floating Rate Securities will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable Prospectus Supplement.

     Upon the request of the holder of any Floating Rate Security of a given Series or Class, the Calculation Agent for such Series or Class will provide the
Note Interest Rate or Pass-Through  Rate then in effect and, if determined,  the
Note Interest Rate or Pass-Through Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Security.

      (1) CD REFERENCE RATE SECURITIES. Each CD Reference Rate Security will bear interest for each Interest Reset Period at the Note Interest Rate or Pass-Through Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

     The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable Prospectus Supplement as published in H. 15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined herein) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Prospectus Supplement as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H. 15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Reference Rate Security and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Reference Rate Security for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related Prospectus

Supplement in a denomination of $5,000,000; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Note Interest Rate or Pass-Through Rate).

     The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

     (2) COMMERCIAL PAPER REFERENCE RATE SECURITIES. Each Commercial Paper Reference Rate Security will bear interest for each Interest Reset Period at the
Note Interest Rate or Pass-Through Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

     The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Reference Rate Security as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined herein) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined herein) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate
Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H. 15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Reference Rate Security for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Note Interest Rate or Pass-Through
Rate).

     "Money Market Yield" shall be a yield calculated in accordance with the following formula:

           Money Market Yield =    D x 360    x 100
                                ------------
                                360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

      The "Calculation" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

      (3) FEDERAL FUNDS REFERENCE RATE SECURITIES. Each Federal Funds Reference Rate Security will bear interest for each Interest Reset Period at the Note
Interest Rate or Pass-Through Rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

     The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H. 15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 p.m. New York City time, on the Calculation Date (as defined herein) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H. 15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H. 15(519) under the heading "Federal Funds/Effective Rate"; PROVIDED, HOWEVER, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Note Interest Rate or Pass-Through Rate). Unless otherwise specified in the applicable Prospectus Supplement, in the case of a Federal Funds Reference Rate Security that resets daily, the Note Interest Rate or Pass-Through Rate on such Security for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such Security on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

      The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

      (4) LIBOR REFERENCE RATE SECURITIES. Each LIBOR Reference Rate Security will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

      With respect to LIBOR indexed to the offered rates for U.S. dollar deposits, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Reference Rate Security as follows:

     (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Reference Rate Security will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable Prospectus Supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Reference Rate Security

     (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Reference Rate Security will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Reference Rate Security at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than

$1,000,000 that is representative of a single transaction in such market at such time; PROVIDED, HOWEVER, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Note Interest Rate or Pass-Through Rate).

      If LIBOR with respect to any LIBOR Reference Rate Security is indexed to the offered rates for deposits in a currency other than U.S. dollars, the applicable Prospectus Supplement will set forth the method for determining such rate.

     (5) TREASURY REFERENCE RATE SECURITIES. Each Treasury Reference Rate Security will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

     The "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined herein) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H. 15(519) under the heading "U.S. Government Certificates-Treasury bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined herein) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Reference Rate Security and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Note Interest Rate or Pass-Through Rate).

     The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Reference Rate Security, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

      The "Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury
Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

PRINCIPAL OF THE SECURITIES

     Each Security (other than certain Classes of Strip Securities) will have a "Security Principal Balance" which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets securing such Note or included in the related Trust. Distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such Security of the Class or Classes entitled thereto (in the manner and priority specified in such Prospectus Supplement) until the aggregate Security Principal Balance of such Class or Classes has been reduced to zero. The outstanding Security Principal Balance of a Security will be reduced to the extent of distributions of principal thereon, and, if applicable pursuant to the terms of the related Series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated thereto. The initial aggregate Security Principal Balance of a Series and each Class thereof will be specified in the related Prospectus Supplement. Distributions of principal of any Class of Securities will be made on a pro rata basis among all the Securities of such Class. Strip Securities with no Security Principal Balance will not receive distributions of principal.

OPTIONAL EXCHANGE

     If a holder may exchange Securities of any given Series for a pro rata portion of the Deposited Assets, the applicable Prospectus Supplement will designate such Series as an "Exchangeable Series". The terms upon which a holder may exchange Securities of any Exchangeable Series for a pro rata portion of the Deposited Assets will be specified in the related Prospectus Supplement; PROVIDED, HOWEVER, that any right of exchange shall be exercisable only to the extent that such exchange would not be inconsistent with the Company's and any SPV's or Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. Such terms may relate to, but are not limited to, the following:

     (a) a requirement that the exchanging holder tender to the Trustee Securities of each Class within such Exchangeable Series;

     (b) a minimum Security Principal Balance or Notional Amount, as applicable, with respect to each Security being tendered for exchange;

     (c) a requirement that the Security Principal Balance or Notional Amount, as applicable, of each Security tendered for exchange be an integral multiple of an amount specified in the Prospectus Supplement;

     (d) specified dates during which a holder may effect such an exchange (each, an "Optional Exchange Date");

     (e) limitations on the right of an exchanging holder to receive any benefit upon exchange from any Credit Support or other non-Term Assets deposited in the applicable Trust; and

     (f) adjustments to the value of the proceeds of any exchange based upon the required prepayment of future expense allocations and the establishment of a reserve for any anticipated Extraordinary Trust Expenses.

     In order for a Security of a given Exchangeable Series (or Class within such Exchangeable Series) to be exchanged by the applicable Securityholder, the Trustee for such Security must receive, at least 30 (or such shorter period acceptable to the Trustee) but not more than 45 days prior to an Optional Exchange Date (i) such Security with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of Registered Securities, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the holder of such Registered Security, the Security Principal Balance or Notional Amount of such Registered Security to be exchanged, the certified number or a description of the tenor and terms of such Registered Security, a statement that the option to elect exchange is being exercised thereby and a guarantee that the Registered Security to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the Registered
Security duly completed will be received by such Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, then such Registered Security and form duly completed must be received by such Trustee by such fifth Business Day. Any tender of Security by the holder for exchange shall be irrevocable. The exchange option may be exercised by the holder of a Security for less than the entire Security Principal Balance of such Security provided that the Security Principal Balance or Notional Amount, as applicable, of such Security remaining outstanding after redemption is an authorized denomination and all other exchange requirements set forth in the related Prospectus Supplement are satisfied. Upon such partial exchange, such Security shall be cancelled and a new Security or Securities for the remaining Security Principal Balance thereof shall be issued (which, in the case of any Registered Security, shall be in the name of the holder of such exchanged Security).

     Because initially and unless and until Definitive Securities are issued each Security will be represented by a Global Security, the Depositary's nominee will be the Securityholder of such Security and therefore will be the only entity that can exercise a right of exchange. In order to ensure that the Depositary's nominee will timely exercise a right of exchange with respect to a particular Security, the beneficial owner of such Security must instruct the broker or other direct or indirect participant through which it holds an interest in such Security to notify the Depositary of its desire to exercise a right of exchange. Different firms have different cut-off times for accepting instructions from their customers, and, accordingly, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a Security in order to ascertain the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depositary.

     Upon the satisfaction of the foregoing conditions and any applicable conditions with respect to the related Deposited Assets, as described in the applicable Prospectus Supplement, the applicable Securityholder will be entitled to receive a distribution of a pro rata share of the Deposited Assets related to the Exchangeable Series (and Class within such Exchangeable Series) of the Security being exchanged, in the manner and to the extent described in such Prospectus Supplement, and would therefore own the Deposited Assets and have the ability to enforce their rights directly as owners of the Deposited Assets. Alternatively, to the extent so specified in the applicable Prospectus Supplement, the applicable Securityholder, upon satisfaction of such conditions, may direct the related Trustee to sell, on behalf of such Securityholder, such pro rata share of the Deposited Assets, in which event the Securityholder shall be entitled to receive the net proceeds of such sale, less any costs and expenses incurred by such Trustee in facilitating such sale, subject to any additional adjustments set forth in the Prospectus Supplement.

PUT OPTION

     If specified in the applicable Prospectus Supplement, a holder may put Securities of a given Series to the Company, an SPV or a third party. The terms upon which a holder may put its Securities (including the price) will be specified in the related Prospectus Supplement; PROVIDED, HOWEVER, the any put option shall be exercisable only to the extent that such put would not be inconsistent with the Company's and any SPV's or Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder.

GLOBAL SECURITIES

     All Securities of a given Series (or, if more than one Class exists, any given Class within that Series) will, upon issuance, be represented by one or more Global Securities that will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for Registered Securities denominated and payable in U.S. dollars), or such other depositary identified in the related Prospectus Supplement (the "Depositary"), and registered in the name of a nominee of the Depositary. Global Securities may be issued in either registered or bearer form and in either temporary or definitive form. See "Limitations on Issuance of Bearer Securities" for provisions applicable to Securities issued in bearer form. Unless and until it is exchanged in whole or in part for the individual Securities represented thereby (each a "Definitive Security"), a Global Security may not be transferred except as a whole by the Depositary for such Global Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

      The Depository Trust Company has advised the Company as follows: The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a
"clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of
Section 17A of the Exchange  Act. The  Depository  Trust  Company was created to
hold securities of its   participants and to facilitate the  clearance
and settlement  of  securities
transactions among the institutions that have accounts with such Depositary ("participants") in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. Such Depositary's participants include securities brokers and dealers (including the Offering Agent), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own such Depositary. Access to such Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to the Company that it intends to follow such procedures.

     Upon the issuance of a Global Security, the Depositary for such Global Security will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual Securities represented by such Global Security to the accounts of its participants. The accounts to be accredited shall be designated by the underwriters of such Securities, or, if such Securities are offered and sold directly through one or more agents, by the Company, or such agent or agents. Ownership of beneficial interests in Global Security will be limited to participants or Persons that may hold beneficial interests through participants. Ownership of beneficial interests in a Global Security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary for such Global Security or by participants or Persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a Global Security.

     So long as the Depositary for a Global Security, or its nominee, is the owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole Securityholder of the individual Securities represented by such Global Security for all purposes. Except as set forth below, owners of beneficial interests in a Global Security will not be entitled to have any of the individual Securities represented by such Global Security registered in their names, will not receive or be entitled to receive physical delivery of any such Securities and will not be considered the Securityholder thereof. Because the Depositary can only act on behalf of its participants, the ability of a holder of any Security to pledge that Security to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to such Security, may be limited due to the lack of a physical certificate for such Security.

     Subject to the restrictions discussed under "Limitations on Issuance of Bearer Securities" below, distributions of principal of (and premium, if any) and any interest on individual Securities represented by a Global Security will be made to the Depositary or its nominee, as the case may be, as the Securityholder of such Global Security. None of the Company, the applicable SPV, the Administrative Agent, if any, the Trustee for such Securities, any Paying Agent or the Security Registrar for such Securities will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in such Global Security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

     The Company expects that the Depositary for Securities of a given Class and Series, upon receipt of any distribution of principal, premium or interest in respect of a definitive Global Security representing any of such Securities, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of payments by participants to owners of beneficial interests in such Global Security as shown on the records of such Depositary. The Company also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of such participants. Receipt by owners of beneficial interests in a temporary Global Security of payments of principal, premium or interest in respect thereof will be subject to the restrictions discussed below under "Limitations on Issuance of Bearer Securities".

     If the Depositary for Securities of a given Class of any Series is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days, the Company will issue individual Definitive Securities in exchange for the Global Security or Securities representing such Securities. In addition, the Company may at any time and in its sole discretion determine not to have any Securities of a given Class represented by one or more Global Securities and, in such event, will issue individual Definitive Securities of such Class in exchange for the Global Security or Securities representing such Securities. Further, if the Company so specifies with respect to the Securities of a given Class, an owner of a beneficial interest in a Global Security representing Securities of such Class may, on terms acceptable to the Company and the Depositary for such Global Security, receive individual Definitive Securities in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery of individual Definitive Securities of the Class represented by such Global Security equal in principal amount to such beneficial interest and to have such Definitive Securities registered in its name (if the Securities of such Class are issuable as Registered Securities). Individual Definitive Securities of such Class so issued will be issued (a) as Registered Securities in denominations, unless otherwise specified by the Company, of $1,000 and integral multiples thereof if the Securities or such Class are issuable as Registered Securities, (b) as Bearer Securities in the denomination or denominations specified by the Company if the Securities of such Class are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, if the Securities of such Class are issuable in either form. See, however, "Limitations on Issuance of Bearer Securities" below for a description of certain restrictions on the issuance of individual Bearer Securities in exchange for beneficial interests in a Global Security.

      The applicable Prospectus Supplement will set forth any material terms of the depositary arrangement with respect to any Class or Series of Securities being offered thereby to the extent not set forth above.

               DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

GENERAL

                     [SELECT ONE OF THE BRACKETED SECTIONS]

     [Alternative 1] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest, subject to the interests of the Noteholders, specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or asset backed security or a pool of such debt securities or asset backed securities (the "Term Assets") issued by one or more issuers (the "Term Assets Issuers"), purchased by a Trust with proceeds from, and at the direction of, the Company or purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. The Term Assets Issuers will be one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities) organized under the laws of the United States or any state, which are subject to the informational requirements of the Exchange Act and which, in accordance therewith, file reports and other information with the Commission. Based on information contained in the offering document pursuant to which any Term Assets Issuer's securities were originally offered (a "Term Assets Prospectus"), the applicable Prospectus Supplement shall set forth certain information with respect to the public availability of information with respect to any Term Assets Issuer the securities of which constitute more than ten percent of the Term Assets for any series of Securities as of the date of such Prospectus Supplement ("Concentrated Term Assets"). Material terms of the Term Assets will be set forth in the related Prospectus Supplement.]

     [Alternative 2] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest, subject to the interests of the Noteholders, specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt securities (the "Term Assets"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. Each Term Asset will represent an obligation issued or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof (the "Term Assets Issuers"). Any pool of such publicly offered foreign government debt securities may include both registered and unregistered offerings. To the extent any such Term Asset is unregistered, the applicable Prospectus Supplement will describe the applicable exemption from the registration requirements of the Securities Act. Each Term Asset, or Term Assets in the case of debt securities with a common obligor, that represents ten percent or more of the total Term Assets with respect to any Series of Securities as of the date of the related Prospectus Supplement ("Concentrated Term Assets") will represent an obligation issued or guaranteed by a foreign government or a political subdivision or agency or instrumentality thereof which has offered debt securities in the United States pursuant to a registration statement filed with the Commission containing information required by Schedule B of the Securities Act ("Schedule B"), which qualifies as a "seasoned" issuer under Commission practice and which issuer or guarantor the Company reasonably believes (based on publicly available information) is eligible to use Schedule B as of the time of any offering of Securities hereunder. The Term Assets may include obligations of any or all of the following Foreign Governments (which may include obligations guaranteed by the following): Austria, Australia, Canada, Canadian Provinces, Denmark, Finland, France, Germany, Ireland, Japan, Norway, Italy, Spain, Sweden and the United Kingdom. The Prospectus Supplement for any series will set forth the Foreign Government obligations included in the related Trust.]

     [Alternative 3] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest, subject to the interests of the Noteholders, specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or pool of such debt securities (the "Term Assets"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. The Term Assets will represent direct obligations of one or more foreign private issuers (as such term is defined in Rule 405 of the _ Securities _ Act) (the "Term Assets Issuers")subject to the informational requirements of the Exchange Act and which in accordance therewith file reports and other information with the Commission.]

     [Alternative 4] [Each Certificate of each Series (or if more than one Class exists, each Class (whether or not each such Class is offered hereby) within such Series) will represent an ownership interest, subject to the interests of the Noteholders specified for such Series (or Class) of Certificates in a designated, publicly issued, fixed income debt security or a pool of such debt securities (the "Term Assets"), purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable Prospectus Supplement. The respective issuer of any Term Asset is referred to herein as a "Term Assets Issuer". Each Term Asset will represent an obligation (i) issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities") or (ii) of a U.S.
governmental sponsored organization created pursuant to federal statute (a "GSE"). As specified in the applicable Prospectus Supplement, the obligations of one or more of the following GSEs may be included in a Trust: Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Association ("Freddie Mae"), Student Loan Marketing Association ("Sallie Mae"), Resolution Funding Corporation ("REFCORP"), Federal Home Loan Banks ("FHLB") (to the extent such obligations represent the joint and several obligation of the twelve Federal Home Loan Banks), Tennessee Valley Authority ("TVA") and Federal Farm Credit Banks ("FFCB"). The Trusts may also include securities guaranteed by the United States Agency for International Development ("AID") and government trust certificates. Debt securities of such GSEs may be exempt from registration under the Securities Act pursuant to Section 3(a)(2) of the Securities Act (or deemed by statute to be so exempt) and are not required to be registered under the Exchange Act. The securities of any such GSE will be included in a Trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S. government or (B) such organization makes publicly available its annual report which shall include financial statements or similar financial information with respect to such organization (any such GSE, a "GSE Issuer"). Based on information contained in the offering document pursuant to which any GSE Issuer's securities were originally offered (a "Term Assets Prospectus"), the applicable Prospectus Supplement shall set forth certain information with respect to the public availability of information with respect to any GSE Issuer the securities of which constitute more than ten percent of the Term Assets for any series of Securities as of the date of such Prospectus Supplement ("Concentrated Term Assets").]

     The following is a general description of the Deposited Assets which the Company is permitted to include in a Trust and does not purport to be a complete description of any such Deposited Asset. This description is qualified in its entirety by reference to the applicable Prospectus Supplement, the Term Assets Prospectus and the Term Assets themselves. Material information regarding the actual Deposited Assets, as of the Cut-off Date (as defined herein), will be provided in the Prospectus Supplement used to offer a Series of Notes or Certificates. A maximum of 5% of the aggregate principal balance of the Deposited Assets included with respect to a Series of Securities as described in this Prospectus and the related Prospectus Supplement as of the relevant Cut-off Date will deviate from the characteristics of the assets as of the date of issuance of such Series.

TERM ASSETS

                     [INCLUDE FOR ALTERNATIVES 1 AND 3 ONLY]

     [GENERAL. As specified in the related Prospectus Supplement each Term Asset will have been issued pursuant to an agreement (each, a "Term Assets Indenture") between the Term Assets Issuer and the Term Assets Trustee. Unless otherwise specified, the Term Assets Indenture and the Term Assets Trustee will be qualified under the Trust Indenture Act of 1939 (the "TIA") and the Term Assets Indenture will contain certain provisions required by the TIA.

     CERTAIN COVENANTS. Indentures generally contain covenants intended to protect security holders against the occurrence or effects of certain specified events, including restrictions limiting the issuer's, and in some cases any subsidiary's, ability to: (i) consolidate, merge, or transfer or lease assets;
(ii) incur or suffer to exist any lien, charge, or encumbrance upon any of its property or assets, or to incur, assume, guarantee or suffer to exist any indebtedness for borrowed money if the payment of such indebtedness is secured by the grant of such a lien; (iii) declare or pay any cash dividends, or make any distribution on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any. An indenture may also contain financial covenants which, among other things, require the maintenance of certain financial ratios or the creation or maintenance of reserves. Subject to certain exceptions, indentures typically may be amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.

     The Term Assets Indenture related to one or more Term Assets included in a Trust may include some, all or none of the foregoing provisions or variations thereof or additional covenants not discussed herein. To the extent that the Term Assets are investment grade debt they are unlikely to contain significant restrictive covenants although certain non-investment grade debt may not be subject to restrictive covenants either. There can be no assurance that any such provision will protect the Trust or Trustee as a holder of the Term Assets against losses. The Prospectus Supplement used to offer any Series of Securities will describe material covenants in relation to any Concentrated Term Asset and, as applicable, will describe material covenants which are common to any pool of Term Assets.

     EVENTS OF DEFAULT. Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement, or condition contained in the securities or the indenture which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities; (iii) failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities, and (iv) certain events of insolvency or bankruptcy with respect to the Term Assets Issuer.

     REMEDIES. Indentures generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action as it may deem appropriate to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. Generally, an indenture will contain a provision entitling the trustee thereunder to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied, including consent of the indenture trustee, that the proceeding be brought for the ratable benefit of all holders of the security, and/or the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with such request within a reasonable time.

     Each Term Assets Indenture may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Securities will describe the events of default under the Term Assets Indenture with respect to any Concentrated Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus Supplement will describe certain common Term Asset Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Term Assets, against losses. If a Term Asset Event of Default occurs and the Trustee as a holder of the Term Assets is entitled to vote or take such other action to declare the principal amount of a Term Assets and any accrued and unpaid interest thereon to be due and payable, _ the Securityholders' objectives may differ from those of holders of other securities of the same series and class as any Term Asset ("outstanding debt securities") in determining whether to declare the acceleration of the Term Assets.

     SUBORDINATION.  As set  forth  in  the  applicable  Prospectus  Supplement, certain of the Term Assets with respect to any Trust may be either senior ("Senior Term Assets") or subordinated ("Subordinated Term Assets") in right to payment to other existing or future indebtedness of the Term Assets Issuer. With respect to Subordinated Term Assets, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Term Assets, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal (and premium, if any) or any interest on such securities. Consequently, the Trust or Trustee as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the Term Assets Issuer. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding the Trust or Trustee as a holder of Senior Term Assets would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities. Reference is made to the Prospectus Supplement used to offer any Series of Securities for a description of any subordination provisions with respect to any Concentrated Term Assets and the percentage of Senior Term Assets and Subordinated Term Assets, if any, in a Trust comprised of a pool of securities.

     SECURED OBLIGATIONS. Certain of the Term Assets with respect to any Trust may represent secured obligations of the Term Assets Issuer ("Secured Term Assets"). Generally, unless an event of default shall have occurred, or with respect to certain collateral or as otherwise set forth in the indenture pursuant to which such securities were offered and sold, an issuer of secured obligations generally has the right to remain in possession and retain exclusive control of the collateral securing a security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any secured indebtedness is issued may also contain certain provisions for release, substitution or disposition of collateral under certain circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any secured indebtedness is issued will also provide for the disposition of the collateral upon the occurrence of certain events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking PARI PASSU with the claims of all other general unsecured creditors.

     The Term Assets Indenture with respect to any Secured Term Asset may include, some, or all or none of the foregoing provisions or variations thereof. The Prospectus Supplement used to offer any Series of Securities which includes Concentrated Term Assets which are Secured Term Assets, will describe the security provisions of such Term Assets and the related collateral. With respect to any Trust comprised of a pool of securities, a substantial portion of which are Secured Term Assets, the applicable Prospectus Supplement will disclose certain general information with respect to such security provisions and the collateral.]

                        [INCLUDE FOR ALTERNATIVE 2 ONLY]

     GENERAL. None of the Term Assets will have been issued pursuant to an indenture and no trustee is provided for with respect to any Term Asset. Generally, there will be a fiscal agent (each a "Fiscal Agent") for the Foreign Government Issuer with respect to the Term Asset whose actions will be governed by a fiscal agency agreement. A Fiscal Agent does not have the same responsibilities or duties to act on behalf of the holders of a Foreign Government's debt securities as would a trustee.

     CONTRACTUAL RESTRICTIONS. There will generally be few, if any, contractual restrictions on the Foreign Government Issuers or Foreign Government Guarantors in respect of the Term Assets. The Term Assets by their terms and provisions may, however, restrict certain actions of the related Foreign Governments and may also require, among other things, the creation or maintenance of reserves or a sinking fund or contain an undertaking or pledge of the Foreign Government not to encumber its assets to secure any other external indebtedness without providing like security for the related Term Asset. Certain actions in respect of the debt securities of Foreign Governments may also be subject to proper executive, legislative or administrative approval.

     The Prospectus Supplement used to offer any Series of Securities will describe material covenants or undertakings in relation to any Concentrated Term Asset and, as applicable, will describe material covenants or undertakings which are common to any pool of Term Assets. There can be no assurance that any such provision will protect the Trust as a holder of the Term Assets against losses. In the event of a breach of any such covenant or undertaking it may not be possible to force any action in respect of the Term Assets or to obtain an enforceable judgment against a Foreign Government.

     EVENTS OF DEFAULT. Debt securities issued by foreign governments generally provide that any one of a number of specified events will constitute an event of default with respect to such securities. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement, or condition contained in the securities which failure is materially adverse to security holders and continues for a specified period after notice thereof; (iii) the declaration of a moratorium on payment of interest or principal in respect of external indebtedness and (iv) failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer (including other external indebtedness) or the acceleration by or on behalf of the holders thereof of such securities.

     Each Term Asset may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Securities will describe the events of default under the Term Assets with respect to any Concentrated Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus Supplement will describe certain common Term Asset Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Term Assets, against losses. If a Term Asset Event of Default occurs and the Trustee as a holder of the Term Assets is entitled to vote or take such other action to declare the principal amount of a Term Assets and any accrued and unpaid interest thereon to be due and payable, the Securityholders' objectives may differ from those of holders of other outstanding debt securities in determining whether to declare the acceleration of a Term Asset.

     REMEDIES. Generally, upon the occurrence of an event of default, the holders of not less than a specified percentage of the outstanding securities of a Foreign Government may enforce their rights under the securities including, in some cases, the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable, subject to the issuer's right to cure, if applicable. A fiscal agency agreement will not typically provide for the agent to enforce the rights of the security holders as would an indenture trustee. Consequently, any rights in respect of the Term Assets must be pursued through the Trustee as a holder thereof in the manner prescribed with respect to the Term Assets. There can be no assurance that the Trustee will be able to enforce any contractual obligation against a Foreign Government. Additionally, where action may be taken in respect of the Term Assets only by a specified percentage of the holders of the outstanding debt securities, the Trustee's ability to influence such action will be limited by the proportion of such securities held by the Trust.]

                        [INCLUDE FOR ALTERNATIVE 4 ONLY]

     [GENERAL. None of the Term Assets will have been issued pursuant to an indenture, and no trustee is provided for with respect to any Term Asset. There will generally be a fiscal agent ("Fiscal Agent") for a GSE Issuer with respect to any related Term Asset whose actions will be governed by a fiscal agency agreement. A Fiscal Agent is not a trustee for the holders of the Term Assets and does not have the same responsibilities or duties to act for the holders of a GSE's securities as would a trustee.

     CONTRACTUAL AND STATUTORY RESTRICTIONS. A GSE Issuer and the related Term Assets may be subject to certain contractual and statutory restrictions which may provide some protection to securityholders against the occurrence or effects of certain specified events. In general, each GSE is limited to such activities as will promote its statutory purposes as set forth in the publicly available information with respect to such issuer. See "Description of Term Assets -Available Information" in the related Prospectus Supplement. A GSE's promotion of its statutory purposes, as well as its statutory, structural and regulatory relationships with the federal government, may cause or require such GSE to conduct its business in a manner that differs from that an enterprise which is not a GSE might employ.

     Neither the United States or any agency thereof is obligated to finance any GSE Issuer's operations or to assist a GSE Issuer in any manner. Prospective purchasers should consult the publicly available information with respect to each GSE Issuer for a more detailed description of the regulatory and statutory restrictions on the related GSE's activities.

     EVENTS OF DEFAULT. Term Assets issued by a GSE Issuer may provide that any one of a number of specified events will constitute an event of default with respect thereto. Such events of default typically include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period); (ii) failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or authorizing legislation or regulation, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof; and (iii) certain events of insolvency or bankruptcy with respect to the GSE Issuer. The Term Assets will generally provide that upon the occurrence of an event of default the holders of not less than a specified percentage of the outstanding securities may declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable, subject to the issuer's right to cure, if applicable.

     Each Term Asset may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The Prospectus Supplement with respect to any Series of Securities will describe the events of default under the Term Assets with respect to any Concentrated Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto. With respect to any Trust comprised of a pool of securities, the applicable Prospectus Supplement will describe certain common Term Asset Events of Default with respect to such pool. There can be no assurance that any such provision will protect the Trust, as a holder of the Term Assets, against losses. If a Term Asset Event of Default occurs and the Trustee as a holder of the Term Assets is entitled to vote or take such other action to declare the principal amount of a Term Asset and any accrued and unpaid interest thereon to be due and payable, the Securityholders' objectives may differ from those of holders of other securities of the same series and class as any Term Asset in determining whether to declare the acceleration of a Term Assets.]

PRINCIPAL ECONOMIC TERMS OF TERM ASSETS

      The applicable Prospectus Supplement will disclose the name of each Term Assets Issuer with respect to the applicable Series of Securities. In addition, reference is made to the applicable Prospectus Supplement with respect to each Series of Securities for a description of the following terms, as applicable, of any Concentrated Term Asset: (i) the title and series of such Term Assets, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or subordinated to any other obligations of the issuer;
(iii) whether any of the obligations are secured or unsecured and the nature of any collateral; (iv) the limit, if any, upon the aggregate principal amount of such debt securities; (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Term Assets will bear interest, if any ("Term Assets Rate"); the date or dates from which such interest will accrue ("Term Assets Interest Accrual Periods"); and the dates on which such interest will be payable ("Term Assets Payment Dates"); (vii) the obligation, if any, of the Term Assets Issuer to redeem the Term Assets pursuant to any sinking fund or analogous provisions, or at the option of a holder thereof, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation; (viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the Term Assets Issuer;
(ix) whether the Term Assets were issued at a price lower than the principal amount thereof; (x) if other than United States dollars, the foreign or composite currency in which such debt securities are denominated, or in which payment of the principal of (and premium, if any) or any interest on such Term Assets will be made (the "Term Assets Currency"), and the circumstances, if any, when such currency of payment may be changed; (xi) material events of default or restrictive covenants provided for with respect to such Term Assets; (xii) the rating thereof, if any; and (xiii) any other material terms of such Term Assets.

     With respect to a Trust comprised of a pool of Term Assets, the related Prospectus Supplement will, to the extent applicable, describe the composition of the Term Assets pool [as of the Cut-off Date], certain material events of default or restrictive covenants common to the Term Assets, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to certain terms set forth above in the preceding paragraph and any other material terms regarding such pool of securities.

PUBLICLY AVAILABLE INFORMATION

     In addition to the foregoing, the applicable Prospectus Supplement will describe, with respect to each Concentrated Term Assets Issuer, the existence and type of certain information that is made publicly available by such Term Assets Issuer regarding such Term Asset or Term Assets and will disclose where and how prospective purchasers of the Securities may obtain such publicly available information with respect to such Term Assets Issuer. Such information will typically consist of such Term Assets Issuer's annual report, which contains financial statements or similar financial information, and can be obtained from the Commission, if so specified in the applicable Prospectus Supplement, or from the office of such Term Assets Issuer identified in the related Prospectus Supplement. However, the precise nature of such publicly available information and where and how it may be obtained with respect to any given Term Assets Issuer will vary, and, as described above, will be set forth in the applicable Prospectus Supplement.

OTHER DEPOSITED ASSETS

     In addition to the Term Assets, the Company may also deposit into a given Trust, or the Trustee on behalf of the Securityholders of a Trust may enter into an agreement constituting or providing for the purchase of, to the extent described in the related Prospectus Supplement, certain assets related or incidental to one or more of such Term Assets or to some other asset deposited in the Trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, credit swaps, default swaps, floors, caps and collars), cash and assets ancillary or incidental to the foregoing or to the Term Assets (including assets obtained through foreclosure or in settlement of claims with respect thereto) (all such assets for any given Series, together with the related Term Assets, the "Deposited Assets"). The applicable Prospectus Supplement will, to the extent appropriate, contain analogous disclosure with respect to the foregoing assets as referred to above with respect to the Term Assets.

     The Deposited Assets for a given Series of Securities will not constitute Deposited Assets for any other Series of Securities and the Securities of each Class of a given Series will possess an equal and ratable interest in such Deposited Assets. The applicable Prospectus Supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given Series may be beneficially owned solely by or deposited solely for the benefit of one Class or a group of Classes within such Series. In such event, the other Classes of such Series will not possess any security or beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.

CREDIT SUPPORT

     As specified in the applicable Prospectus Supplement for a given Series of Securities, such Series may include, or the Securityholders of such Series (or any Class or group of Classes within such Series) may have the benefit of, Credit Support for any Class or group of Classes within such Series. Such Credit Support may be provided by any combination of the following means described below. The applicable Prospectus Supplement will set forth whether any Class or group of Classes of Securities of a Series includes, or the Securityholders of such Securities have the benefit of, Credit Support and, if so, the amount, type and other relevant terms of each element of Credit Support with respect to any such Class or Classes and certain information with respect to the obligors of each such element. In addition, the applicable Prospectus Supplement will include (or incorporate by reference, as applicable) audited financial statements for any obligor providing Credit Support for 20% or more of the cashflow of the relevant Series and information required by Item 301 of Regulation SK for any obligor providing Credit Support for between 10 and 20% of the cashflow of such Series.

     SUBORDINATION. As discussed below under "-- Collections," the rights of the Securityholder of any given Class within a Series of Securities to receive collections payable to such Series and any Credit Support obtained for the benefit of the Securityholders of such Series (or Classes within such Series) may be subordinated to the rights of the Securityholders or one or more other Classes of such Series to the extent described in the related Prospectus Supplement. Such subordination accordingly provides some additional credit support to those Securityholders of those other Classes. For example, if losses are realized during a given period on the Deposited Assets relating to a Series of Securities such that the collections received thereon are insufficient to make all distributions on the Securities of such Series, those realized losses would be allowed to the Securityholders of any Class of such Series that is subordinated to another Class, to the extent and in the manner provided in the related Prospectus Supplement. If a Series includes both Notes and Certificates, the Certificates will generally be subordinated to the Notes to the extent described in the Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, certain amounts otherwise payable to Securityholders of any Class that is subordinated to another class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under " -- Reserve Accounts" and in the related Prospectus Supplement.

     If so provided in the related Prospectus Supplement, the Credit Support for any Series or Class of Securities may include, in addition to the subordination of certain Classes of such Series and the establishment of a reserve account, any of the other forms of Credit Support described below. Any such other forms of Credit Support that are solely for the benefit of a given Class will be limited to the extent necessary to make required distributions to the Securityholders of such Class or as otherwise specified in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, the obligor of any other forms of Credit Support may be reimbursed for amounts paid pursuant to such Credit Support out of amounts otherwise payable to one or more of the Classes of the Securities of such Series.

     LETTER OF CREDIT; SURETY BOND. The Securityholders of any Series (or Class or group of Classes of Securities within such Series) may, if specified in the applicable Prospectus Supplement, have the benefit of a letter or letters of credit (a "Letter of Credit") issued by a bank (a "Letter of Credit Bank") or a surety bond or bonds (a "Surety Bond") issued by a surety company (a "Surety"). In either case, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to cause the Letter of Credit or the Surety Bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to pay timely the fees or premiums therefor unless, as described in the related Prospectus Supplement, the payment of such fees or premiums is otherwise provided for. The Trustee or such other person specified in the applicable Prospectus Supplement will make or cause to be made draws under the Letter of Credit or the Surety Bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable Prospectus Supplement. Any amounts otherwise available under the Letter of Credit or the Surety Bond will be reduced to the extent of any prior unreimbursed draws thereunder. _ The applicable Prospectus Supplement will describe the manner, priority and source of funds by which any such draws are to be repaid.

     In the event that the Letter of Credit Bank or the Surety, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related Prospectus Supplement, the Trustee or such other person specified in the applicable Prospectus Supplement will use its reasonable efforts to obtain or cause to be obtained a substitute Letter of Credit or Surety Bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any Letter of Credit Bank or any Surety, as applicable, will continue to satisfy such requirements or that any such substitute Letter of Credit, Surety Bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the Letter of Credit or the Surety Bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original Letter of Credit or Surety Bond.

     RESERVE ACCOUNTS. If so provided in the related Prospectus Supplement, the Trustee or such other person specified in the Prospectus Supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the Trustee) (a "Reserve Account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Account may be funded through application of a portion of collections received on the Deposited Assets for a given Series of Securities, in the manner and priority specified in the applicable Prospectus Supplement. Amounts may be distributed to Securityholders of such Class or group of Classes within such Series, or may be used for other purposes, in the manner and to the extent provided in the related Prospectus Supplement. Amounts deposited in any Reserve Account will be invested in certain permitted investments by, or at the direction of, the Trustee, the Company, the applicable SPV or such other person named in the related Prospectus Supplement.

     OTHER CREDIT SUPPORT. If so provided in the related Prospectus Supplement, _ the Trust may include, or the Securityholders of any Series (or any Class or group of Classes within such Series) may have the benefit of, one or more interest rate, currency, securities, commodity or credit swaps, caps, floors, collars or options. The Prospectus Supplement will identify the counterparty to any such instrument and will provide a description of the material terms thereof.

COLLECTIONS

     The Trust Agreement will establish procedures by which the Trustee or such other person specified in the Prospectus Supplement is obligated, for the benefit of the Securityholders of each Series of Securities, to administer the related Deposited Assets, including making collections of all payments made thereon, depositing from time to time prior to any applicable Distribution Date such collections into a segregated account maintained or controlled by the applicable Trustee for the benefit of such Series (each a "Certificate
Account"). An Administration Agent, if any is appointed pursuant to the applicable Prospectus Supplement, will direct the Trustee, and otherwise the Trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as any administrative fee) and certain Credit Support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the Securities of such Series (and Classes within such Series), all in the manner and priorities described in the related Prospectus Supplement. The applicable Prospectus Supplement will specify the collection periods, if applicable, and Distribution Dates for given Series of Securities and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. There can be no assurance that amounts received from the Deposited Assets and any Credit Support obtained for the benefit of Securityholders for a particular Series or Class of Certificates over a specified period will be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such Certificates. The applicable Prospectus Supplement will also set forth the manner and priority by which any Realized Loss will be allocated among the Classes of any Series of Securities, if applicable.

     The relative priorities of distributions with respect to collections from the assets of the Trust assigned to Classes of a given Series of Securities may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable Prospectus Supplement. Moreover, the applicable Prospectus Supplement may specify that the relative distribution priority assigned to each Class of a given Series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such Class for payments of other amounts, such as interest or premium.

                            DESCRIPTION OF INDENTURE

GENERAL

     The following summary of material provisions of the Indenture and the Notes does not purport to be complete and such summary is qualified in its entirety by reference to the detailed provisions of the form of Indenture filed as an exhibit to the Registration Statement. The applicable Prospectus Supplement for a Series of Notes will describe any applicable material provision of the Indenture or the Notes that is not described herein. Wherever defined terms of the Indenture are referred to, such defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

CERTAIN COVENANTS

     The applicable SPV (the "Issuer") may not liquidate or dissolve, without the consent of the holders of at least 66 2/3 % of the Voting Rights of each Series of Notes. The Issuer also may not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety unless (i) such consolidation or merger shall have been consented to by holders of at least 66 2/3% of the Voting Rights or each Series of Notes, (ii) the Person (if other than the Issuer) formed in or surviving such transaction or acquiring such assets is a Person organized under the laws of the United States of America or any State and shall have expressly assumed, by supplemental indenture in form satisfactory to the Indenture Trustee, the due and punctual payment of principal of and interest on all Notes and the performance of every applicable covenant of the Indenture to be performed by the Issuer, (iii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing, (iv) the Indenture Trustee shall have received a letter from each Rating Agency rating any outstanding Notes to the effect that the rating issued with respect to such Notes is confirmed notwithstanding the consummation of such transaction and (v) the Indenture Trustee shall have received from the Issuer an Officer's Certificate and an Opinion of Counsel, each to the effect that, among other things, such transaction complies with the foregoing requirements. "Voting Rights" evidenced by any Note will be the portion of the voting rights of all the Notes in the related Series allocated in the manner described in the related Prospectus Supplement.

     The Issuer may not incur, assume, have outstanding or guarantee any indebtedness except pursuant to the Indenture and subject to the conditions and limitations set forth therein.

MODIFICATION OF INDENTURE

     Except as set forth below, with the consent of the holders of not less than a majority of the Voting Rights of each Series or Class of such Series of Notes to be affected, the Indenture Trustee and the Issuer may amend the Indenture or execute a supplemental indenture to add provisions to or change or eliminate any provisions of the Indenture relating to such Series or modify the rights of the holders of the Notes of that Series.

     Without the consent of the holder of each outstanding Note affected, except as provided below, no such amendment or supplemental indenture may (i) change any Distribution Date or the Final Scheduled Distribution Date of any Note or reduce the principal amount thereof, the Note Interest Rate for any Note or the Redemption Price with respect thereto, or change the provisions of the Indenture relating to the application of the Trust Estate to payment of principal of or interest on the affected Notes, or change any place of payment where, or the coin or currency in which, any affected Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture regarding payment, (ii) reduce the percentage of Voting Rights of the Notes of the affected Series (or Class of such Series), the consent of the holders of which is required for the authorization of any amendment or supplemental indenture or for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences, (iii) modify or alter the provisions of the Indenture defining the term "Outstanding",
(iv) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the property subject to the lien of the Indenture or terminate the lien of the Indenture on any property at any time subject thereto or deprive the holder of any Note of the security afforded by the lien of the Indenture, (v) reduce the percentage of the Voting Rights of the Notes of any Series (or Class of such Series), the consent of the holders of which is required to direct the Indenture Trustee to liquidate the Deposited Assets for such Series (or Class of such Series), (vi) modify any of the provisions of the Indenture if such modification affects the calculation of the amount of any payment of interest or principal due and payable on any Note on any Distribution Date or to affect the rights of the holders of Notes of any Series (or Class of such Series) to the benefit of any provisions for the mandatory redemption of Notes of such Series (or Class of such Series) to the benefit of any provisions for the mandatory redemption of Notes of such Series (or Class of such Series) contained therein, or (vii) modify the provisions of the Indenture regarding any modifications of such Indenture requiring consent of the holders of Notes, except to increase the percentage or number of holders required to consent to such modification of such Indenture or to provide that additional provisions of the Indenture cannot be modified or waived without the consent of the holder of each Note affected thereby.

     The Issuer and the Indenture Trustee may also amend the Indenture or enter into supplemental indentures, without obtaining the consent of holders of any Series, to cure any ambiguity or to correct or supplement any provision of the Indenture or any supplemental indenture which may be defective or inconsistent with any other provision, or to make or to amend any other provisions with respect to matters or questions arising under the Indenture or any supplemental indenture, provided that such action shall not materially adversely affect the interests of the holders of the Notes. Such amendments may also be made and such supplemental indenture may also be entered into without the consent of Noteholders to set forth the terms of and security for additional Series, to evidence the succession of another person to the Issuer, to add to the conditions, limitations and restrictions on certain terms of any Series and to covenants of the Issuer, to surrender any right or power conferred on the Issuer, to convey, transfer, assign, mortgage or pledge any property to the Indenture Trustee, to correct or amplify the description of any property subject to the lien of the Indenture, to modify the Indenture to the extent necessary to effect the Indenture Trustee's qualification under the Trust Indenture Act of 1939, as amended (the "TIA") or comply with the requirements of the TIA, to provide for the issuance of Notes of any Series, to make any amendment necessary or desirable to maintain the federal income tax status of the Issuer and to amend the provisions of the Indenture relating to authentication and delivery of a Series with respect to which a supplemental indenture has not theretofore been authorized or to evidence and provide for the acceptance of appointment by a successor trustee.

EVENTS OF DEFAULT

     An "Event of Default" with respect to any Series is defined in the Indenture as being: (i) a continuing default for five days in the payment of interest on any Note of such Series; (ii) a continuing default for five days in the payment of principal when due of any Note of such Series; (iii) the impairment of the validity or effectiveness of the Indenture or any grant thereunder, or the subordination, termination or discharge of the lien of the Indenture with respect to such Series, or the release of any Person from any covenants or obligations under the Indenture with respect to such Series, unless otherwise expressly permitted, or the creation of any lien, charge, security interest, mortgage or other encumbrance with respect to any part of the property subject to the lien of the Indenture, or any interest in or proceeds of such property, unless otherwise expressly permitted, or the failure of the lien of the Indenture to constitute a valid first priority security interest in the property subject to the lien of the Indenture and the continuation of any of such defaults for a period of 30 days after notice to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of at least 25% of the Voting Rights of such Series; (iv) a default in the observance of, or breach of, any covenant or negative covenant of the Issuer made in the Indenture, or a material breach of any representation or warranty of the Issuer made in the Indenture or in any certificate or other document delivered pursuant thereto or in connection therewith as of the time when the same shall have been made, and the continuation of any such default or breach for a period of 60 days after notice to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of at least 25% of the Voting Rights of such Series (unless the default or breach is with respect to certain covenants specified in the Indenture not requiring such continuation or notice); and (v) certain events of bankruptcy, insolvency, receivership or reorganization of the Issuer. Notwithstanding the foregoing, if a Series includes a Class of subordinated Notes, the Indenture for such a Series may provide that certain defaults which relate only to such subordinated Notes will not constitute an Event of Default with respect to the Notes, under certain circumstances, and it may limit the rights of holders of subordinated Notes to direct the Indenture Trustee to pursue remedies with respect to such defaults, or other Events of Default. Such limitations, if any, will be specified in the related Prospectus Supplement.

      If an Event of Default with respect to any Series occurs and is continuing, the Indenture Trustee may, and on the written request of the holders of at least 25% of the Voting Rights of such Series shall, declare all Notes of such Series to be due and payable, together with accrued and unpaid interest thereon. Such declaration may in certain circumstances be rescinded by the holders of a majority of the Voting Rights of such Series.

      The Indenture provides that the Indenture Trustee shall, within 90 days after the occurrence of an Event of Default with respect to a Series, mail to the holders of such Series of all uncured or unwaived defaults known to it, PROVIDED, HOWEVER, that (a) except in the case of an Event of Default in the payment of the principal or purchase price of or interest on any Note, the Indenture Trustee shall be protected in withholding such notice if it determines in good faith that the withholding of such notice is in the interest of the Noteholders of such Series, and (b) in the case of default specified in clause
(iv) of the first paragraph of this "Events of Default" subsection, the Indenture Trustee is not required to give such notice until at least 30 days after the occurrence of such default or breach and that, in the case of any default or breach specified in clause (v) of the first paragraph of this "Events of Default" subsection, the Indenture Trustee is not required to give notice until at least 60 days after the occurrence of such default or breach.

      An Event of Default with respect to one Series will not necessarily be an Event of Default with respect to any other Series, but an Event of Default with respect to one Class of a Series shall be an Event of Default with respect to all Classes of such Series.

     If, following an Event of Default with respect to any Series, the Notes of such Series have been declared to be due and payable, the Indenture Trustee in its sole discretion may, but shall not be obligated to refrain from liquidating the related Deposited Assets if (i) the Indenture Trustee determines that the amounts receivable with respect to such Deposited Assets will be sufficient to pay (a) all principal of and interest on the Notes in accordance with their terms without regard to the declaration of acceleration and (b) all sums due the Indenture Trustee and any other administrative amounts required to be paid under the Indenture and (ii) holders of the requisite percentage of the Notes of such Series have not directed the Indenture Trustee to sell the related Deposited Assets as so specified in the Indenture. In addition, the Indenture Trustee is prohibited from selling the Trust Estate following certain Events of Default unless (a) the amounts receivable with respect to the Deposited Assets are not sufficient to pay in full the principal of and accrued interest on the Notes of such Series, and to pay sums due the Indenture Trustee and other administrative expenses specified in the Indenture and the Indenture Trustee obtains the consent of holders of 66-2/3 % of the Voting Rights of such Series or (b) the Indenture Trustee obtains the consent of 100% of the Voting Rights of such Series. The proceeds of a sale of assets will be applied to the payment of amounts due the Indenture Trustee and other administrative expenses specified in the Indenture and then distributed pro rata among the Noteholders of such Series (without regard to Class, provided that subordinated notes will be subordinate to senior Notes of the Series to the extent provided in the related Prospectus Supplement) according to the amounts due and payable on the Notes for principal and interest at the time such proceeds are distributed by the Indenture Trustee.

     The Indenture Trustee will not deemed to have knowledge of any Event of Default or default described in clauses (iv) through (vi) of the first paragraph of this "Events of Default" subsection unless an officer in the Indenture Trustee's corporate trust department has actual knowledge thereof. Subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, in case an Event of Default shall occur and be continuing, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Noteholders of a Series, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity. Subject to such provisions for indemnification and certain limitations contained in the Indenture the holders of a majority of the Voting Rights of a Series (or of such Classes specified in the related Prospectus Supplement) will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Series. In addition, the holders of a majority of the Voting Rights of a Series (or of such Classes specified in the related Prospectus Supplement) may, in certain cases, waive any default with respect to such Series, except a default in payment of principal or interest or in respect of a covenant or provision which cannot be modified without the consent of all Noteholders affected.

REMEDIES OF NOTEHOLDERS

     Any holder of Notes of a Series will have the right to institute any Proceeding with respect to the applicable Indenture, subject to the following conditions: (i) such holder previously has given to the Indenture Trustee written notice of a continuing Event of Default with respect to such Series and has offered the Indenture Trustee satisfactory indemnity, (ii) the holders of not less than 25 % of the Voting Rights of such Series have made written request on the Indenture Trustee to institute such Proceeding and have offered satisfactory indemnity, (iii) the Indenture Trustee has, for 60 days after receipt of such notice, request and offer of indemnity, failed to institute any such Proceeding, and (iv) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the holders of a majority of the Voting Rights of such Series; PROVIDED, HOWEVER, that if the Indenture Trustee receives conflicting requests and indemnities from two or more groups of Noteholders each representing less than a majority of the Voting Rights of such Series, the Indenture Trustee may in its sole discretion determine what action with respect to the Proceeding, if any, shall be taken; and PROVIDED, FURTHER, that the right of any Noteholder to institute suit for the enforcement of any payment with respect to its Note, on or after the date on which such payment is due, shall not be impaired without the consent of such holder.

REPORTS TO NOTEHOLDERS

     The Indenture Trustee will prepare and forward to each Noteholder on each Distribution Date (whether or not such Noteholder receives a payment on such date), or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any Series, among other things:

     (i) with respect to a Series, the amount of such distribution allocable to principal on the Deposited Assets, separately identifying the aggregate amount of any redemptions or prepayments included therein;

     (ii) with respect to a Series, the amount of such distribution allocable to interest on the Deposited Assets;

     (iii) the aggregate outstanding principal balance of the Deposited Assets as of the opening of business on the immediately following date, after giving effect to distributions allocated to principal reported under (i) above;

     (iv) the aggregate outstanding principal amount of the Notes of such Series as of the immediately following date, after giving effect to distributions allocated to principal reported under (i) above and the payment on such Distribution Date;

     (v) in the case of Floating Rate Securities, the Note Interest Rate applicable to the distribution being made;

     (vi) if applicable, the amount of any shortfall (I.E., the difference between the aggregate amounts of principal and interest which Noteholders would have received if there were sufficient available funds to distribute and the amounts actually distributed);

     (vii) in the case of any Credit Support described in the related Prospectus Supplement, the amount of coverage of such Credit Support as of the close of business on the applicable Distribution Date;

     (viii) in the case of any Series which includes subordinated Notes, the subordinated amount, if any, determined as of the related Distribution Date and if the distribution of the holders of senior Notes is less than their required distribution, the amount of the shortfall;

     (ix) the amount of any withdrawal from any applicable Reserve Account included in amounts actually distributed to Noteholders and the remaining balance of the Reserve Account, if any, on such Distribution Date, after giving effect to distributions made on such date; and

     (x) such other information as may be specified in the Indenture.

     In addition, within a reasonable period of time after the end of each calendar year, the Indenture Trustee will furnish to each Noteholder of record at any time during such calendar year: (A) the aggregate of amounts reported pursuant to (i) through (iii), (vi), and (xi) above for such calendar year and
(B) such information specified in the Indenture to enable Noteholders to prepare their tax returns, including the amount of original issue discount accrued on the Notes, if applicable. Information in the Distribution Date reports and annual reports provided to the Noteholders will not have been examined and reported upon by an independent public accountant.

AUTHENTICATION AND DELIVERY OF NOTES

     The Issuer may from time to time deliver Notes executed by it to the Indenture Trustee and order that the Indenture Trustee authenticate such Notes. On the receipt of such Notes and such order and subject to the Issuer's compliance with certain conditions specified in the Indenture, the Indenture Trustee will authenticate and deliver such Notes as the Issuer may direct. The Indenture Trustee will be authorized to appoint an Authenticating Agent for purposes of authenticating and delivering the Series of Notes.

SATISFACTION AND DISCHARGE OF THE INDENTURE

     The Indenture will be discharged as to a Series (except with respect to certain continuing rights specified in the Indenture), (i)(a) on the delivery to the Indenture Trustee for cancellation of all of the Notes of such Series other than Notes which have been mutilated, lost or stolen and have been replaced or paid and Notes for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture, or (b) at such time as all Notes of such Series not previously cancelled by the Indenture Trustee have become, or, within one year will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Notes and (ii) the Issuer shall have paid all other amounts payable under the Indenture with respect to such Series.

ANNUAL COMPLIANCE STATEMENTS

     The Issuer will be required to file annually with the Indenture Trustee a written statement as to fulfillment of its obligations under the Indenture.

     If so provided in the applicable Prospectus Supplement, the Indenture will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Indenture Trustee to the effect that such firm has examined certain documents and records relating to the administration of the Deposited Assets during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the Prospectus Supplement, which date shall not be more than one year after the related Original Issue Date) and that, on the basis of accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that such administration was conducted in compliance with the terms of the Indenture, except for such exceptions as such firm shall believe to be immaterial and such other exceptions as shall be set forth in such report.

      The Indenture will also provide for delivery to the Issuer, on or before a specified date in each year, of an annual statement signed by two officers of the Indenture Trustee to the effect that the Indenture Trustee has fulfilled its obligations under the Indenture throughout the preceding year with respect to any Series of Notes.

     Copies of the annual issuer's statement, accountants' statement and the statement of officers of the Indenture Trustee may be obtained by Noteholders without charge upon written request to either the Indenture Trustee, at the address set forth in the related Prospectus Supplement.

PASS THROUGH OF VOTING RIGHTS

     The Indenture Trustee shall seek instructions from Noteholders of a Series in connection with any vote, consent or waiver required in respect of any related Deposited Asset. The Indenture Trustee shall direct any action or cast any vote as the holder of such Deposited Asset in proportion to the aggregate outstanding principal amount of Notes held by Noteholders of such Series taking the corresponding position. The Prospectus Supplement will specify whether and under what circumstances voting in such cases will be by Class.

LIST OF NOTEHOLDERS

     Three or more holders of a Series that have each owned the Notes for at least six months may, by written application to the Indenture Trustee, request access to the list maintained by the Indenture Trustee of all holders of the same Series or of all Notes, as specified in the request, for the purpose of communicating with other Noteholders with respect to their rights under the Indenture. The Indenture Trustee may choose not to give such Noteholders access to the list of Noteholders if it wishes to mail the communication on behalf of the requesting Noteholders, at their expense, to all Noteholders. If the Indenture Trustee objects to the proposed mailing on the grounds that it would be contrary to the best interests of the Noteholders or a violation of applicable law, it may request permission from the Commission not to make the proposed mailing.

MEETINGS OF NOTEHOLDERS

     Meetings of Noteholders  may be called at any time and from time to time to
(i) give any notice to the Issuer or to the Indenture Trustee, give directions to the Indenture Trustee, consent to the waiver of any Default or Event of Default under the Indenture, or to take any other action authorized to be taken by Noteholders in connection therewith, (ii) remove the Indenture Trustee and to appoint a successor Indenture Trustee, (iii) consent to the execution of supplemental indentures or (iv) take any other action authorized to be taken by or on behalf of the Noteholders of any specified percentage of the Voting Rights of the Notes. Such meetings may be called by the Indenture Trustee, the Issuer or by the holders of 10% in Voting Rights of any such Series.

INDENTURE TRUSTEE'S ANNUAL REPORT

     The Indenture Trustee will be required to mail each year to all Noteholders a brief report relating to its eligibility and qualification to continue as the Indenture Trustee under the Indenture, any amounts advanced by it under the Indenture which remain unpaid on the date of the report, the amount, interest rate and maturity date of certain indebtedness owing by the Issuer (or any other obligor on such Series) to the Indenture Trustee in its individual capacity, the property and funds physically held by the Indenture Trustee as such, any release or releases and substitution of property subject to the lien of the Indenture which has not been previously reported, any additional issuance of Notes not previously reported and any action taken by it which materially affects the Notes and which has not been previously reported.

THE INDENTURE TRUSTEE

     The Indenture Trustee will be a bank or trust company qualified under the TIA and named in the Prospectus Supplement related to a Series. The Issuer may maintain other banking relationships in the ordinary course of business with the Indenture Trustee. The Indenture Trustee's "Corporate Trust Office" will be specified in the Prospectus Supplement, or at such other addresses as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer. With respect to the presentment and surrender of Notes for final payment of principal in retirement thereof on any Distribution Date (or any redemption date, special distribution date or special redemption date) and, with respect to any other presentment and surrender of such Notes and for all other purposes such Notes may be presented at the Corporate Trust Office of the Indenture Trustee or at the office of the Issuer's paying agent, which will be specified in the Prospectus Supplement.

                         DESCRIPTION OF TRUST AGREEMENT

GENERAL

      The following summary of material provisions of the Trust Agreement does not purport to be complete and such summary is qualified in its entirety by reference to the detailed provisions of the form of Trust Agreement filed as an exhibit to the Registration Statement. The applicable Prospectus Supplement for a Series of Certificates will describe any applicable material provision of the Trust Agreement or the Certificates that is not described herein. Wherever defined terms of the Trust Agreement are referred to, such defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

ASSIGNMENT OF DEPOSITED ASSETS

     At the time of issuance of any Series of Certificates, the Company will cause the Term Assets to be included in the related Trust, and any other Deposited Asset specified in the Prospectus Supplement, to be assigned to the related Trustee, together with all principal, premium (if any) and interest received by or on behalf of the Company on or with respect to such Deposited Assets after the cut-off date specified in the Prospectus Supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date, and other than the Retained Interest, if specified in the Prospectus Supplement. The Trustee will, concurrently with such assignment, deliver the Certificates to the Company in exchange for certain assets to be deposited in the Trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the Series Supplement to the Trust Agreement. Such schedule will include certain statistical information with respect to each of the Term Assets and each other Deposited Asset as of the Cut-off Date, and in the event any Term Asset represents ten percent or more of the total Term Assets with respect to any Series of Certificates, such schedule will include, to the extent applicable, information regarding the payment terms thereof, the Retained Interest, if any, with respect thereto, the maturity or term thereof, the rating, if any, thereof and certain other information with respect thereto.

     In addition, the Company will, with respect to each Deposited Asset, deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the Trustee. The Trustee (or a custodian or the Administrator (defined below)) will review (or cause to be reviewed) such documents upon receipt thereof or within such period as is permitted in the Prospectus Supplement, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders.

     With respect to certain types of Deposited Assets specified in the applicable Prospectus Supplement (only if and to the extent provided therein) if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian or the Administrator) shall immediately notify the Administrative Agent, if any, and the Company and the Administrative Agent, if any, and otherwise the Trustee shall immediately notify the relevant person who sold the applicable Deposited Asset to the Company (a "Deposited Asset Provider"). To the extent specified in the applicable Prospectus Supplement, if the Deposited Asset Provider cannot cure such omission or defect within 60 days after receipt of such notice, the Deposited Asset Provider will be obligated, within 90 days of receipt of such notice, to repurchase the related Deposited Asset from the Trust at the Purchase Price (as defined herein) or provide a substitute for such Deposited Asset. There can be no assurance that a Deposited Asset Provider will fulfill its repurchase or substitution obligation. Although the Administrative Agent, if any, or otherwise an Administrator, on behalf of the Trustee is obligated to use its best efforts to enforce such obligation, neither such Administrative Agent nor the Company will be obligated to repurchase or substitute for such Deposited Asset if the Deposited Asset Provider defaults on its obligation. When applicable, this repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, or failure to provide, a constituent document, and the Trust and the Securityholders shall not have any continuing direct or indirect liability under the Trust Agreement as sellers of the assets of the Trust in enforcing such obligation.

     Each of the Company and the Administrative Agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Trust Agreement. Upon a breach of any such representation of the Company or any such Administrative Agent, as the case may be, which materially and adversely affects the interests of the Certificateholders, the Company or any such Administrative Agent, respectively, will be obligated to cure the breach in all material respects.

COLLECTION AND OTHER ADMINISTRATIVE PROCEDURES

     GENERAL. With respect to any Series of Certificates, the Trustee or such other person specified in the Prospectus Supplement directly or through an Administrator, will make reasonable efforts to collect all scheduled payments under the Deposited Assets and will follow or cause to be followed such collection procedures, if any, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the Trust Agreement and any related instrument governing any Credit Support (collectively, the "Credit Support Instruments") and provided that, except as otherwise expressly set forth in the applicable Prospectus Supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

     SUB-ADMINISTRATION. Any Trustee or Administrative Agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, an "Administrator"), but the Trustee or Administrative Agent will remain obligated with respect to such obligations under the Trust Agreement. Each Administrator will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the Trustee; maintaining accounting records relating to the Deposited Assets; attempting to cure defaults and delinquencies; and enforcing any other remedies with respect thereto all as and to the extent provided in the applicable Administration Agreement (as defined herein).

     The agreement between any Administrative Agent or Trustee and an Administrator (an "Administration Agreement") will be consistent with the terms of the Trust Agreement and such assignment to the Administrator by itself will not result in a withdrawal or downgrading of the rating of any Class of Certificates issued pursuant to the Trust Agreement. With respect to any Administration Agreement between an Administrative Agent and an Administrator, although such Administration Agreement will be a contract solely between such Administrative Agent and the Administrator, the Trust Agreement pursuant to which a Series of Certificates is issued will provide that, if for any reason such Administrative Agent for such Series of Certificates is no longer acting in such capacity, the Trustee or any successor Administrative Agent must recognize the Administrator's rights and obligations under each Administration Agreement.

     The Administrative Agent or Trustee, as applicable, will be solely liable for all fees owed by it to any Administrator, irrespective of whether the compensation of the Administrative Agent or Trustee, as applicable, pursuant to the Trust Agreement with respect to the particular Series of Certificates is sufficient to pay such fees. To the extent set forth in the Prospectus Supplement and the related Administration Agreement, each Administrator will be reimbursed by the Administrative Agent, if any, or otherwise the Trustee for certain expenditures which it makes, generally to the same extent the Administrative Agent or Trustee, as applicable, would be reimbursed under the terms of the Trust Agreement relating to such Series. See "-- Retained Interest, Administrative Agent Compensation and Payment of Expenses."

     The Administrative Agent or Trustee, as applicable, may require any Administrator _ to agree to indemnify the Administrative Agent or Trustee, as applicable, for any liability or obligation sustained by the Administrative Agent or Trustee, as applicable, in connection with any act or failure to act by the Administrator.

     REALIZATION UPON DEFAULTED DEPOSITED ASSETS. As administrator with respect to the Deposited Assets, the Trustee (or an Administrator on its behalf), on behalf of the Certificateholders of a given Series (or any Class or Classes within such Series), will present claims under each applicable Credit Support Instrument and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Deposited Assets. All collections by or on behalf of the Trustee or Administrative Agent under any Credit Support Instrument are to be deposited in the Security Account for the related Trust, subject to withdrawal as described above.

     If recovery on a defaulted Deposited Asset under any related Credit Support Instrument is not available, the Trustee (or an Administrator on its behalf) will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset, provided that it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the Administrative Agent and the Trustee, as applicable, in connection with such proceedings to the extent reimbursable from the assets of the Trust under the Trust Agreement, the Trust will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable Prospectus Supplement, the Administrative Agent or Trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Security Account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to Certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

RETAINED INTEREST; ADMINISTRATIVE AGENT COMPENSATION AND PAYMENT
OF EXPENSES

     The Prospectus Supplement for a Series of Certificates will specify whether there will be any Retained Interest in the Deposited Assets, and, if so, the owner thereof. If so provided, the Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the Trust Agreement. A Retained Interest in a Deposited Asset represents a specified interest therein. Payments in respect of the Retained Interest will be deducted from payments on the Deposited Assets as received and, in general, will not be deposited in the applicable Security Account or become a part of the related Trust. Unless otherwise provided in the applicable Prospectus Supplement, any partial recovery of interest on a Deposited Asset, after deduction of all applicable administration fees, will be allocated between the Retained Interest (if any) and interest distributions to Certificateholders on a PARI PASSU basis.

     The applicable Prospectus Supplement will specify the Administrative Agent's, if any, and the Trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given Series of Certificates.

     If and to the extent specified in the applicable Prospectus Supplement, in addition to amounts payable to any Administrator, the Administrative Agent, if any, will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the Trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement.

ADVANCES IN RESPECT OF DELINQUENCIES

     The Administrative Agent, if any, specified in the applicable Prospectus Supplement will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the Certificateholders of the related Series of Certificates. However, to the extent provided in the applicable Prospectus Supplement, any such Administrative Agent will advance on or before each Distribution Date its own funds or funds held in the Security Account for such Series that are not part of the funds available for distribution for such Distribution Date, in an amount equal to the aggregate of payments of principal, premium (if any) and interest (net of related administration fees and any Retained Interest) with respect to the Deposited Assets that were due during the related Collection Period and were delinquent on the related Determination Date, subject to (i) any such Administrative Agent's good faith determination that such advances will be reimbursable from Related Proceeds (as defined herein) and (ii) such other conditions as may be specified in the Prospectus Supplement.

     Advances, if any, are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the Class or Classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Advances of an Administrative Agent's funds, if any, will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of Credit Support) for such Series with respect to which such advances were made (as to any Deposited Assets, "Related Proceeds"); PROVIDED, HOWEVER, that any such Advance will be reimbursable from any amounts in the Security Account for such Series to the extent that such Administrative Agent shall determine, in its sole judgment, that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by such Administrative Agent from excess funds in the Security Account for any Series, such Administrative Agent will replace such funds in such Security Account on any future Distribution Date to the extent that funds in such Security Account on such Distribution are less than payments required to be made to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligations, if any, of an Administrative Agent to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING THE ADMINISTRATIVE AGENT AND THE COMPANY

     An Administrative Agent, if any, for each Series of Certificates under the Trust Agreement will be named in the related Prospectus Supplement. The entity serving as Administrative Agent for any such Series may be the

Trustee, the Company, an affiliate of either thereof, the Deposited Asset Provider or any third party and may have other normal business relationships with the Trustee, the Company, their affiliates or the Deposited Asset Provider.

     The Trust Agreement will provide that an Administrative Agent may resign from its obligations and duties under the Trust Agreement with respect to any Series of Certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any Class of Certificates of such Series or upon a determination that its duties under the Trust Agreement with respect to such Series are no longer permissible under applicable law. No such resignation will become effective until a successor has assumed the Administrative Agent's obligations under the Trust Agreement with respect to such Series.

     The Trust Agreement will further provide that neither such an Administrative Agent, the Company nor any director, officer, employee, or agent of the Administrative Agent or the Company will incur any liability to the related _ Trust or Certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the Trust Agreement or for errors in judgment; PROVIDED, HOWEVER, that none of the Administrative Agent, the Company nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The Trust Agreement may further provide that, unless otherwise provided in the applicable series supplement thereto, such an Administrative Agent, the Company and any director, officer, employee or agent of the Administrative Agent or the Company will be entitled to the indemnification by the related Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the Trust Agreement will provide that neither such an Administrative Agent nor the Company will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the Trust Agreement or which in its opinion may involve it in any expense or liability. Each of such Administrative Agent or the Company any, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Trust Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. The applicable Prospectus Supplement will describe how such legal expenses and costs of such action and any liability resulting therefrom will be allocated.

     Any person into which an Administrative Agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an Administrative Agent is a part, or any person succeeding to the business of an Administrative Agent, will be the successor of the Administrative Agent under the Trust Agreement with respect to the Certificates of any given Series.

ADMINISTRATIVE AGENT TERMINATION EVENTS; RIGHTS UPON
ADMINISTRATIVE AGENT TERMINATION EVENT

     "Administrative Agent Termination Events" under the Trust Agreement with respect to any given Series of Certificates will consist of the following: (i) any failure by an Administrative Agent to remit to the Trustee any funds in respect of collections on the Deposited Assets and Credit Support, if any, as required under the Trust Agreement, that continues unremedied for five days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Company, or to the Administrative Agent, the Company and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights (as defined herein); (ii) any failure by an Administrative Agent duly to observe or perform in any material respect any of its other covenants or obligations under the Trust Agreement with respect to such Series which continues unremedied for thirty days after the giving of written notice of such failure to the Administrative Agent by the Trustee or the Company, or the Administrative Agent, the Company and the Trustee by the holders of such Certificates evidencing not less than 25% of the Voting Rights; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an Administrative Agent indicating its insolvency or inability to pay its obligations. Any additional Administrative Agent Termination Events with respect to any given Series of Certificates will be set forth in the applicable Prospectus Supplement. In addition, the applicable Prospectus Supplement and the related series supplement to the Trust Agreement will specify as to each matter requiring the vote of holders of Certificates of a Class or group of Classes within a given Series, the circumstances and manner in which the Required Percentage (as defined herein) applicable to each such matter is calculated. "Required Percentage" means, with respect to any matter requiring a vote of holders of Certificates of a given Series, the specified percentage (computed on the basis of outstanding Security Principal Balance or Notional Amount, as applicable) of Certificates of a designated Class or group of Classes within such Series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable Prospectus Supplement and the related series supplement to the Trust Agreement. "Voting Rights" evidenced by any Certificate will be the portion of the voting rights of all the Certificates in the related Series allocated in the manner described in the Prospectus Supplement.

     So long as an Administrative Agent Termination Event under the Trust Agreement with respect to a given Series of Certificates remains unremedied, the Company or the Trustee may, and at the direction of holders of such Certificates evidencing not less than the "Required Percentage Administrative Agent Termination" of the Voting Rights, the Trustee will, terminate all the rights and obligations of such Administrative Agent under the Trust Agreement relating to the applicable Trust and in and to the related Deposited Assets (other than any Retained Interest of such Administrative Agent), whereupon the Trustee, or the Administrator on its behalf, will succeed to all the responsibilities, duties and liabilities of such Administrative Agent under the Trust Agreement with respect to such Series (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable so to act, it may or, at the written request of the holders of such Certificates evidencing not less than the "Required Percentage Administrative Agent Termination" of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of, an administration agent with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such Administrative Agent under the Trust Agreement with respect to such Series. Pending such appointment, the Trustee is obligated to act in such capacity (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the Trustee will not be so obligated). The Trustee and any such successor may agree upon the compensation to be paid to such successor, which in no event may be greater than the compensation payable to such Administrative Agent under the Trust Agreement with respect to such Series.

REMEDIES OF CERTIFICATEHOLDERS

     Any Certificateholder may institute any proceeding with respect the applicable Trust Agreement subject to the following conditions: (i) such holder previously has given to the Trustee written notice of breach; (ii) the holders of Certificates evidencing not less that the "Required Percentage Remedies" of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity; and (iii) the Trustee for fifteen days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the Trust Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by the Trust Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities which may be incurred therein or thereby.

MODIFICATION AND WAIVER

     The Trust Agreement for each Series of Certificates may be amended by the Company and the Trustee with respect to such Series, without notice to or consent of the Certificateholders, for certain purposes including (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the Prospectus Supplement,
(iii)  to  add  or  supplement  any  Credit  Support  for  the  benefit  of  any
Certificateholders (provided that if any such addition affects any series or class of Certificateholders differently than any other series or class of Certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of Certificateholders), (iv) to add to the covenants, restrictions or obligations of the Company, the Administrative Agent, if any, or the Trustee for the benefit of the Certificateholders, (v) to add, change or eliminate any other provisions with respect to matters or questions arising under such Trust Agreement so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the Trust or result in a sale or exchange of any Certificate for tax purposes and (y) the Trustee has received written confirmation from each Rating Agency rating such Certificates that such amendment will not cause such Rating Agency to reduce or withdraw the then current rating thereof, or (vi) to comply with any requirements imposed by the Code. Without limiting the generality of the foregoing, the Trust Agreement may also be modified or amended from time to time by the Company, and the

     Trustee, with the consent of the holders of Certificates evidencing not less than the "Required Percentage -- Amendment" of the Voting Rights of those Certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the Trust Agreement or of modifying in any manner the rights of such Certificateholders; PROVIDED, HOWEVER, that in the event such modification or amendment would materially adversely affect the rating of any Series or Class by the Rating Agency, the "Required Percentage -- Amendment" specified in the related series supplement to the Trust Agreement shall include an additional specified percentage of the Certificates of such Series or Class.

     No such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any Certificate without the consent of the holder of such Certificate or (ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any such amendment without the consent of the holders of all Certificates covered by the Trust Agreement then outstanding.

     Holders of Certificates evidencing not less than the "Required Percentage - Waiver" of the Voting Rights of a given Series may, on behalf of all Certificateholders of that Series, (i) waive, insofar as that Series is concerned, compliance by the Company, the Trustee or the Administrative Agent, if any, with certain restrictive provisions, if any, of the Trust Agreement before the time for such compliance and (ii) waive any past default under the Trust Agreement with respect to Certificates of that Series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such Certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding Certificate affected thereby.

REPORTS TO CERTIFICATEHOLDERS; NOTICES

     REPORTS TO CERTIFICATEHOLDERS. With each distribution to Certificateholders of any Class of Certificates of a given Series, the Administrative Agent or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such Certificateholder, to the Company and to such other parties as may be specified in the Trust Agreement, a statement setting forth:

     (i) the amount of such distribution to Certificateholders of such Class allocable to principal of or interest or premium, if any, on the Certificates of such Class; and the amount of aggregate unpaid interest as of such Distribution Date;

     (ii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the related Prospectus Supplement;

     (iii) the amount of compensation received by the Administrative Agent, if any, and the Trustee for the period relating to such Distribution Date, and such other customary information as the Administrative Agent, if any, or otherwise the Trustee deems necessary or desirable to enable Certificateholders to prepare their tax returns;

     (iv) if the Prospectus Supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

     (v) the aggregate stated principal amount or, if applicable, notional principal amount of the Deposited Assets and the current interest rate thereon at the close of business on such Distribution Date;

     (vi) the aggregate Security Principal Balance or aggregate Notional Amount, if applicable, of each Class of Certificates (including any Class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Security Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise;

     (vii)as  to any Series  (or Class  within  such  Series)  for which  Credit
Support has been obtained, the amount of coverage of each element of Credit Support included therein as of the close of business on such Distribution Date.

     In the case of information furnished pursuant to subclauses (i) and (iii) above, the amounts shall be expressed as a U.S. dollar amount (or equivalent thereof in any other Specified Currency) per minimum denomination of Certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the Administrative Agent or the Trustee, shall furnish to each person who at any time during the calendar year was a Certificateholder a statement containing the information set forth in subclauses (i) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Administrative Agent or the Trustee, as applicable, shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Administrative Agent or the Trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.

      NOTICES. Any notice required to be given to a holder of a Registered Security will be mailed to the last address of such holder set forth in the applicable Security Register. Any notice required to be given to a holder of a Bearer Security will be published in a newspaper of general circulation in the city or cities specified in the Prospectus Supplement relating to such Bearer Security.

EVIDENCE AS TO COMPLIANCE

     If so specified in the applicable Prospectus Supplement, the Trust Agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the administration of the Deposited Assets during the related 12-month period (or, in the case of the first such report, the period ending on or before the date specified in the Prospectus Supplement, which date shall not be more than one year after the related Original Issue Date), which report should enable the recipients to determine whether such administration was conducted in compliance with the terms of the Trust Agreement. Such report shall identify any exceptions found during the examination.

     The Trust Agreement will also provide for delivery to the Company, the Administrative Agent, if any, and the Trustee on behalf of the Certificateholders, on or before a specified date in each year, of an annual statement signed by two officers of the Trustee to the effect that the Trustee has fulfilled its obligations under the Trust Agreement throughout the preceding year with respect to any Series of Certificates.

     Copies of the annual accountants' statement, if any, and the statement of officers of the Trustee may be obtained by Certificateholders without charge upon written request to either the Administrative Agent or the Trustee, as applicable, at the address set forth in the related Prospectus Supplement.

REPLACEMENT CERTIFICATES

     If a Certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable Trustee in the City and State of New York (in the case of Registered Securities) or at the principal London office of the applicable Trustee (in the case of Bearer Securities), or such other location as may be specified in the applicable Prospectus Supplement, upon payment by the holder of such expenses as may be incurred by the applicable Trustee in connection therewith and the furnishing of such evidence and indemnity as such Trustee may require. Mutilated Certificates must be surrendered before new Certificates will be issued.

TERMINATION

     The obligations created by the Trust Agreement for each Series of Certificates will terminate upon the payment to Certificateholders of that Series of all amounts held in the related Security Account or by an Administrative Agent, if any, and required to be paid to them pursuant to the Trust Agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any Deposited Asset and
(ii) the purchase of all the assets of the

Trust by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will any trust created by the Trust Agreement continue beyond the respective date specified in the related Prospectus Supplement. Written notice of termination of the obligations with respect to the related Series of Certificates under the Trust Agreement will be provided as set forth above under " - Reports to Certificateholders; Notices - Notices", and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

     Any such purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a Series of Certificates shall be made at a price approximately equal to the aggregate fair market value of all the assets in the Trust (as determined by the Trustee, the Administrative Agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable Prospectus Supplement, a specified price as determined therein, which price will not be less than the outstanding principal amount of Certificates (such price, a "Purchase Price"). The exercise of such right will effect early retirement of the Certificates of that Series, but the right of the person entitled to effect such termination is subject to the aggregate principal balance of the outstanding Deposited Assets for such Series at the time of purchase being not more than 10% of the aggregate principal balance of the Deposited Assets at the Cut-off Date for that Series, or such smaller percentage as shall be specified in the related Prospectus Supplement. The Trust and the Securityholders shall have no continuing direct or indirect liability under the Trust Agreement as sellers of the assets of the Trust in effecting such termination.

DUTIES OF THE TRUSTEE

      The Trustee makes no representations as to the validity or sufficiency of the Trust Agreement, the Certificates of any Series or any Deposited Asset or related document and is not accountable for the use or application by or on behalf of any Administrative Agent of any funds paid to such Administrative Agent or its designee in respect of such Certificates or the Deposited Assets, or deposited into or withdrawn from the related Security Account or any other account by or on behalf of such Administrative Agent. The Trustee is required to perform only those duties specifically required under the Trust Agreement with respect to such Series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the Trust Agreement.

THE TRUSTEE

     The Trustee for any given Series of Certificates under the Trust Agreement will be named in the Prospectus Supplement. The commercial bank, national banking association or trust company serving as Trustee will be unaffiliated with, but may have normal banking relationships with, the Company, any Administrative Agent and their respective affiliates.

           LIMITATIONS ON ISSUANCE OF BEARER SECURITIES

     In compliance with United States federal income tax laws and regulations, the Company and any underwriter, agent or dealer participating in the offering of any Bearer Security will agree that, in connection with the original issuance of such Bearer Security and during the period ending 40 days after the issue date of such Bearer Security, they will not offer, sell or deliver such Bearer Security, directly or indirectly, to a U.S. Person or to any person within the United States, except to the extent permitted under U.S. Treasury regulations.

      Bearer Securities will bear a legend to the following effect: "Any United States Person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 1650(j) and 1287(a) of the Internal Revenue Code". The sections referred to in the legend provide that, with certain exceptions, a United States taxpayer who holds Bearer Securities will not be allowed to deduct any loss with respect to, and will not be eligible for capital gain treatment with respect to any gain realized on a sale, exchange, redemption or other disposition of, such Bearer Securities.

      As used herein, "United States" means the United States of America and its possessions, and "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

     Pending the availability of a definitive Global Security or individual Bearer Securities, as the case may be, Securities that are issuable as Bearer Securities may initially be represented by a single temporary Global Security, without interest coupons, to be deposited with a common depositary in London for Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear"), and Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") for credit to the accounts designated by or on behalf of the purchasers thereof. Following the availability of a definitive Global Security in bearer form, without coupons attached, or individual Bearer Securities and subject to any further limitations described in the applicable Prospectus Supplement, the temporary Global Security will be exchangeable for interests in such definitive Global Security or for such individual Bearer Securities, respectively, only upon receipt of a Certificate of Non-U.S. Beneficial Ownership. A "Certificate of Non-U.S. Beneficial Ownership" is a certificate to the effect that a beneficial interest in a temporary Global Security is owned by a person that is not a U.S. Person or is owned by or through a financial institution in compliance with applicable U.S. Treasury regulations. No Bearer Security will be delivered in or to the United States. If so specified in the applicable Prospectus Supplement, interest on a temporary Global Security will be distributed to each of Euroclear and CEDEL with respect to that portion of such temporary Global Security held for its account, but only upon receipt as of the relevant Distribution Date of a Certificate of Non-U.S. Beneficial Ownership.

                                 CURRENCY RISKS

EXCHANGE RATES AND EXCHANGE CONTROLS

     An investment in a Security having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which the Company has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any Security. Depreciation of the Specified Currency for a Security against the U.S. dollar would result in a decrease in the effective yield of such Security below its Note Interest Rate or Pass-Through Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

     Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of a Specified Currency for making distributions in respect of Securities denominated in such currency. At present, the Company has identified the following currencies in which distributions of principal, premium and interest on Securities may be made: Australian dollars, Canadian dollars, Danish kroner, Italian lire, Japanese yen, New Zealand dollars, U.S. dollars and ECU. However, Securities distributable with Specified Currencies other than those listed may be issued at any time. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any
Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular Security, the currency in which amounts then due to be distributed in respect of such Security are distributable would not be available. In that event, such payments will be made in the manner set forth above under "Description of Securities -- Distributions" or as otherwise specified in the applicable Prospectus Supplement.

      IT IS STRONGLY RECOMMENDED THAT PROSPECTIVE PURCHASERS CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN SECURITIES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. SUCH SECURITIES

ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

     The information set forth in this Prospectus is directed to prospective purchasers of Securities who are United States residents. The applicable Prospectus Supplement for certain issuances of Securities may set forth certain information applicable to prospective purchasers who are residents of countries other than the United States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, such Securities.

     Any Prospectus Supplement relating to Securities having a Specified Currency other than U.S. dollars will contain information concerning historical exchange rates for such currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency.

PAYMENT CURRENCY

     Except as set forth below, if distributions in respect of a Security are required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such Security shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated in the applicable Prospectus Supplement.

      If distribution in respect of a Security is required to be made in ECU and ECU is no longer used in the European Monetary System, then all distributions in respect of such Security shall be made in U.S. dollars until ECU is again so used. The amount of each distribution in U.S. dollars shall be computed on the basis of the equivalent of the ECU in U.S. dollars, determined as described below, as of the second Business Day prior to the date on which such determination is to be made.

     The equivalent of the ECU in U.S. dollars as of any date (the "Day of Valuation") shall be determined for the Securities of any Series and Class by the applicable Trustee on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by such Trustee on the basis of the most recently available Market Exchange Rates for such Components or as otherwise indicated in the applicable Prospectus Supplement.

     If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

     All determinations referred to above made by the applicable Trustee shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the related Securityholders of such Series.

FOREIGN CURRENCY JUDGMENTS

     Unless otherwise specified in the applicable Prospectus Supplement, the Securities will be governed by and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency or the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of material United States federal income tax consequences of the ownership of the Notes and Certificates as of the date hereof. (Certain minor and incidental consequences are discussed as well.) It is based on the advice of Orrick, Herrington & Sutcliffe LLP, Special Tax Counsel ("Special Tax Counsel"), which has delivered an opinion to the Company that the discussion below, to the extent it constitutes matters of law or legal conclusions thereto, is true and correct in all material respects.

     Special Tax Counsel has also delivered an opinion that the (i) the Notes should be treated as indebtedness for federal income purposes and (ii) without regard to whether the Notes are characterized as indebtedness, the Trust will be characterized as a grantor trust or as a partnership for federal income tax purposes and will not be characterized as an association taxable as a corporation (or publicly traded partnership treated as an association). (If there is only a single holder of Certificates and if no other interest in the Trust is treated as an equity interest in the Trust, the Trust would be treated for federal income tax purposes as a not an entity separate from that single owner.) Special Tax Counsel has not delivered (and unless otherwise indicated in the Prospectus Supplement does not intend to deliver) any other opinions regarding the Trust or the Certificates. Prospective investors should be aware that no rulings have been sought from the Internal Revenue Service (the "IRS"), and that legal opinions are not binding on the IRS or the courts. Accordingly, there can be no assurance that the IRS or the courts will agree with Special Tax Counsel's opinions. If, contrary to Special Tax Counsel's opinion, the Trust is characterized or treated as a corporation for federal income tax consequences, among other consequences, the Trust would be subject to federal income tax (and similar state income or franchise taxes) on its income and _ distributions to Certificateholders and Noteholders would be impaired. In light of Special Tax Counsel's opinion, however, the balance of this discussion assumes that the Trust will not be characterized or treated as a corporation.

     This summary is based on the Internal Revenue Code of 1986 (the "Code") as well as Treasury regulations and administrative and judicial rulings and practice. Legislative, judicial and administrative changes may occur, possibly with retroactive effect, that could alter or modify the continued validity of the statements and conclusions set forth herein. This summary is intended as an explanatory discussion of the consequences of holding the Certificates generally and does not purport to furnish information in the level of detail or with the investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, it is strongly recommended that each prospective investor consult with its own tax advisor regarding the application of United States federal income tax laws, as well as any state, local, foreign or other tax laws, to their particular situations.

     Except with respect to certain withholding tax matters discussed below under "Withholding Taxes", the discussion is limited to consequences to U.S. Persons. For purposes of this discussion, a U.S. Person is: (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia, or (iii) an estate or trust that is a United States Person within the meaning of Section 7701(a)(30) of the Code. References to a holder, a Noteholder or a Certificateholder are references to the beneficial owner of a Note or Certificate as the case may be.

     For the purposes of this discussion, the Company and Special Tax Counsel have assumed, without inquiry, that the Term Assets will be characterized as indebtedness for federal income tax purposes. The Prospectus Supplement may provide additional information about the federal income tax characterization of the Term Assets underlying any particular Series of Securities.

TAXATION OF NOTEHOLDERS

     By virtue of acceptance of its Note or Certificate, each holder of a Note or Certificate will be deemed to agree to treat the Notes as indebtedness of the Trust for federal income tax purposes. Nonetheless, certain of the terms of the Notes and Certificates (such as the principal amount of the Certificates and the effective participation by the Notes in the economic risks and rewards of ownership of the Trust's assets) may be viewed as inconsistent with the Notes' treatment as indebtedness for federal income tax purposes. Accordingly, Special Tax Counsel is unable to deliver an opinion that the Notes will be indebtedness for federal income tax purposes. As discussed above, Special Tax Counsel has delivered an opinion that the Notes should be treated as indebtedness and, except as discussed in the second following paragraph, the balance of this discussion assumes that the Notes will be so treated.

     Assuming that the Notes are treated as indebtedness for federal income tax purposes, it is possible that they will be issued with original issue discount. If so, original issue discount will accrue and be included in income under a constant yield method (without regard to whether any particular holder otherwise reports its income under a cash method). Special rules (relating to among other things, original issue and market discount, premium and integration) apply to debt instruments described in section 1272(a)(6)(C) of the Code, including "any debt instrument if payments under such debt instrument may be accelerated by reason of prepayments of other obligations securing such debt instrument." Notes of certain Series may be subject to those rules.

     If the Notes are treated as equity interests in the Trust, rather than indebtedness, the foregoing would not apply, instead the Notes would be taxed in a manner substantially similar to that described below under "Taxation of Certificateholders." For a Series in which Notes are treated as equity in the Trust, the likelihood is greater that the Trust will be a partnership rather than a grantor trust and likelihood of an election under section 761 of the Code not being respected is heightened.

TAXATION OF CERTIFICATEHOLDERS

      TAX STATUS OF THE TRUST

     The Trustee intends for tax reporting purposes to treat the Trust as a grantor trust. Prospective investors should be aware that certain of the terms of Certificates (for example, the allocation of the proceeds of a disposition of the Term Assets) may be viewed by the IRS as inconsistent with the grantor trust rules and, accordingly, unless otherwise indicated in the Prospectus Supplement, Special Tax Counsel is not able to deliver an opinion that the Trust will be treated as a grantor trust. Nonetheless, because treating the Trust as a grantor trust is the more appropriate approach for tax reporting purposes, the Trustee currently intends to treat the trust as a grantor trust and, except as specifically indicated otherwise under "Possible Recharacterization of the Trust as a Partnership" below, the balance of this discussion assumes that the Trust will be so classified. (The Trust Agreement prohibits the Trust from electing to be taxed as a corporation.)

     Each Certificateholder will be treated, for federal income tax purposes, as a holder of an equity interest in the Trust and, accordingly, (i) as if it had purchased its pro rata interest of the Trust's underlying assets and (ii) as if it were the obligor on its pro rata portion of the Trust's obligations, including the Notes. Thus, each holder will be required to include in its gross income its pro rata share of the income of the Trust and would be entitled to deduct, subject to any applicable limitations, its pro rata share of the expenses of the Trust, including interest on the Notes. Investors should be aware that if income of the Trust is used (directly or indirectly) to pay expenses of the Trust, the holders will be treated as if each had first earned its pro rata share of that income and then paid its share of the expense.

     Prospective investors should be aware that expenses of the Trust may be subject to limitations on deductibility, which may depend on each particular investor's circumstances, but would include, in the case of an individual (or entity treated as an individual) section 67 of the Code that allows miscellaneous itemized deductions only to the extent that in the aggregate they exceed 2 percent of adjusted gross income. While not absolutely certain, the net payment made under a notional principal contract may be treated as a miscellaneous itemized deductions. Further, investment interest expense is allowed as a deduction only to the extent of "net investment income". Further, for all taxpayers, interest to carry "market discount bonds" is subject to deferral and, if positions of the Trust are considered a "straddle", "interest and carrying charges" properly allocable to the straddle is required to be capitalized rather than allowed as an immediate deduction. Additional consequences would apply if positions of the Trust are considered a straddle, including the tolling of the holding period of certain of the Trust's assets and the

     Trust or Certificateholders may be deemed to have participated in a "conversion transaction" in which case certain gains that otherwise would be capital gains would be treated as ordinary income. Each prospective investor should consider whether to identify the Certificates as part of a so-called "identified netting transaction" within the meaning of Treasury Regulation section 1.1258-1(b)(2) on or before the date on which it acquires its Certificate to reduce the amount of gain that may be recharacterized as ordinary income.

            POSSIBLE RECHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

     As indicated above, it is possible that the IRS will seek to recharacterize the Trust as a partnership. If the IRS were to successfully recharacterize the Trust as a partnership, the Trust would not be subject to federal income tax. Under Treasury Regulation section 1.761-2, certain partnerships may "elect out" of subchapter K of the Code (partnership tax accounting). Although subject to uncertainty, the Trust will make this election. Assuming that it is so eligible, each Certificateholder will be required to report its respective share of the items of income, deductions, and credits of the organization on their respective returns (making such elections as to individual items as may be appropriate) in a manner consistent with the exclusion of the Trust from partnership tax accounting. Such reporting should be substantially similar to the income tax reporting that would be required under the grantor trust rules. In mutual consideration for each Holder's purchase of a Certificate, each such Holder is deemed to consent to the Trust's making of a protective election out of subchapter K of the Code.

     If the election to be excluded from the partnership tax accounting provisions of the Code is not effective, among other consequences, (i) the Trust would be required to account for its income and deductions at the Trust level (not necessarily taking into account any particular holder's circumstances, including any difference between the holder's basis in its Certificates and the Trust's basis in its assets) and to utilize a taxable year for reporting purposes and (ii) each Holder would be required to separately take into account such Holder's distributive share of income and deductions of the Trust. A Holder would take into account its distributive share of Trust income and deductions for each taxable year of the Trust in the Holder's taxable year which ends with or within the Trust's taxable year. A Holder's share of the income of the Trust computed at the Trust level would not necessarily be the same if computed under the OID rule described above under "Income of Certificateholders" and, in particular, may not take account of any difference in the yield on the Certificate to the Holder based on the Certificateholder's purchase price and the yield on the Term Assets determined at the Trust level.

      TAX-EXEMPT INVESTORS

     Income on Certificates generally will be treated as unrelated business taxable income ("UBTI") and will thus generally be subject to tax in the hands of pension plans, individual retirement accounts and other tax-exempt investors that are subject to tax on UBTI. CERTIFICATES, THUS, ARE GENERALLY NOT SUITABLE INVESTMENTS FOR SUCH INVESTORS.

WITHHOLDING TAXES

     Payments made on a Note to a person that is not a U.S. Person and has no connection with the United States other than holding its Note generally will be made free of United States federal withholding tax, provided that (i) the holder is not related (directly or indirectly) to the obligor, guarantor, if any, or sponsor of the Term Assets, the Company, the holder of any Certificate, the holder of any Call Warrant or the counterparty on any notion principal contract or other derivative contract of which the Trust is a party and (ii) the holder complies with certain identification and certification requirements imposed by the IRS.

     UNLESS OTHERWISE INDICATED IN THE PROSPECTUS SUPPLEMENT, CERTIFICATES ARE NOT A SUITABLE INVESTMENT FOR ANY PERSON THAT IS NOT A U.S. PERSON AND WILL NOT BE PERMITTED TO BE TRANSFERRED TO ANY SUCH PERSON.

STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described above, potential investors should consider the state, local and foreign tax consequences of the acquisition, ownership and disposition of the Certificates. State, local and foreign tax law may differ substantially from federal tax law, and this discussion does not purport to describe any aspect of the tax law of a state or other jurisdiction (including whether the Trust, if treated as a partnership for federal income tax purposes, would be treated as a partnership under any state or local jurisdiction). Therefore, it is strongly recommended that prospective purchasers consult their own tax advisors with respect to such matters.

                              PLAN OF DISTRIBUTION

     Securities may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable Prospectus Supplement will set forth the terms of the offering of any Series of Securities, which may include the names of any underwriters, or initial purchasers, the purchase price of such Securities and the proceeds to the Company from such sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which such Securities may be listed, any restrictions on the sale and delivery of Securities in bearer form and the place and time of delivery of the Securities to be offered thereby.

     If underwriters are used in the sale, Securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Such Securities may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Such managing underwriters or underwriters in the United States will include Salomon Brothers Inc, an affiliate of the Company. Unless otherwise set forth in the applicable Prospectus Supplement, the obligations of the underwriters to purchase such Securities will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such Securities if any of such Securities are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     Securities may also be sold through agents designated by the Company from time to time. Any agent involved in the offer or sale of Securities will be named, and any commissions payable by the Company to such agent will be set forth, in the applicable Prospectus Supplement. Unless otherwise indicated in the applicable Prospectus Supplement, any such agent will act on a best efforts basis for the period of its appointment.

     If so indicated in the applicable Prospectus Supplement, the Company will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase Securities at the public offering price described in such Prospectus Supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such Prospectus Supplement. Such contracts will be subject only to those conditions set forth in the applicable Prospectus Supplement and such Prospectus Supplement will set forth the commissions payable for solicitation of such contracts.

     Any underwriters, dealers or agents participating in the distribution of Securities may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Company to indemnification by the Company against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Company or its affiliates in the ordinary course of business.

     Salomon Brothers Inc is an affiliate of the Company and is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc., the indirect parent corporation of the Company. Salomon Brothers Inc's participation in the offer and sale of Securities complies with the requirements of Rule 2720 of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

     As to each Series of Securities, only those Classes rated in one of the investment grade rating categories by a Rating Agency will be offered hereby. Any unrated Classes or Classes rated below investment grade may be retained by the Company or sold at any time to one or more purchasers.

     Affiliates of the Underwriters may act as agents or underwriters in connection with the sale of the Securities. Any affiliate of the Underwriters so acting will be named, and its affiliation with the Underwriters described, in the related Prospectus Supplement. Also, affiliates of the Underwriters may act as principals or agents in connection with market-making transactions relating to the Securities. A Prospectus Supplement will be prepared with respect to the Securities for use by such affiliates in connection with offers and sales related to market-making transactions in the Securities.

                                 LEGAL OPINIONS

     Certain legal matters (including federal income tax matters) with respect to the Securities will be passed upon for the Company and the Underwriters by Orrick, Herrington & Sutcliffe LLP, New York, New York or other counsel identified in the applicable Prospectus Supplement.

                                 INDEX OF TERMS

Administration Agreement.........................................38
Administration Fee................................................9
Administrative Agent..............................................1
Administrator....................................................38
AID..............................................................23
Bearer Securities.................................................1
Business Day.....................................................13
Calculation Agent................................................15
Calculation Date.................................................16
CD Rate......................................................15, 16
CD Rate Determination Date.......................................15
CD Reference Rate Security.......................................14
Cede..............................................................4
CEDEL............................................................45
Certificate of Non-U.S. Beneficial Ownership.....................45
Certificate Trustee...............................................1
Certificates......................................................1
Class.............................................................1
Code.............................................................47
Commercial Paper Rate............................................16
Commercial Paper Rate Determination Date.........................16
Commercial Paper Reference Rate Security.........................14
Commission........................................................3
Company...........................................................1
Components.......................................................47
Composite Quotations.............................................14
Concentrated Term Assets.....................................23, 24
Corporate Trust Office...........................................37
Coupons..........................................................11
Credit Support....................................................1
Credit Support Instruments.......................................38
Day of Valuation.................................................46
Definitive Security..............................................21
Depositary.......................................................21
Deposited Asset Provider.........................................37
Deposited Assets..................................................1
Determination Date...............................................12
Distribution Date.................................................3
ECU...............................................................1
Euroclear........................................................45
Event of Default.................................................32
Exchange Act......................................................3
Exchange Rate Agent..............................................12
Exchangeable Series..............................................19
Fannie Mae.......................................................23
Federal Funds Rate...............................................17
Federal Funds Rate Determination Date............................17
Federal Funds Reference Rate Security............................14
FFCB.............................................................23
FHLB.............................................................23
Fiscal Agent.................................................26, 27
Fixed Rate.......................................................11
Fixed Rate Securities............................................13

Floating Rate Securities.........................................14
Freddie Mae......................................................23
Global Security...................................................1
GSE..............................................................23
GSE Issuer.......................................................24
H.15(519)........................................................14
Indenture.........................................................1
Indenture Trustee.................................................1
Index Maturity...................................................14
Interest Reset Date..............................................15
Interest Reset Period............................................15
IRS..............................................................47
Issuer...........................................................31
Letter of Credit.................................................30
Letter of Credit Bank............................................30
LIBOR............................................................17
LIBOR Determination Date.........................................17
LIBOR Reference Rate Security....................................14
London Banking Day...............................................13
Market Exchange Rate.............................................12
Maximum Rate.....................................................14
Minimum Rate.....................................................14
Money Market Yield...............................................16
Nonrecoverable Advance...........................................40
Note Interest Rate...............................................11
Notes.............................................................1
Notional Amount..................................................13
Offering Agent....................................................4
Optional Exchange Date...........................................19
Original Issue Date..............................................11
Outstanding......................................................32
outstanding debt securities......................................25
Pass-Through Rate................................................11
Prospectus Supplement.............................................1
Purchase Price...................................................44
Rating Agency.....................................................5
Realized Losses..................................................19
REFCORP..........................................................23
Registered Securities.............................................1
Registration Statement............................................3
Related Proceeds.................................................40
Required Percentage..............................................41
Reserve Account..................................................30
Retained Interest.................................................9
Reuters Screen LIBO Page.........................................17
Sallie Mae.......................................................23
Schedule B.......................................................23
Secured Term Assets..............................................25
Securities........................................................1
Securities Act....................................................3
Security.........................................................10
Security Principal Balance.......................................19
Securityholders...................................................1
Senior Term Assets...............................................25
Series............................................................1
Special Tax Counsel..............................................47

Specified Currency................................................3
Specified Interest Currency.......................................3
Specified Premium Currency........................................3
Specified Principal Currency......................................3
Spread...........................................................14
Spread Multiplier................................................14
SPV...............................................................1
Strip Securities.................................................11
Stripped Interest................................................13
Subordinated Term Assets.........................................25
Surety...........................................................30
Surety Bond......................................................30
Term Asset Events of Default.............................25, 26, 28
Term Assets...............................................1, 22, 23
Term Assets Currency.............................................28
Term Assets Indenture............................................24
Term Assets Interest Accrual Periods.............................28
Term Assets Issuer...............................................23
Term Assets Issuers..........................................22, 23
Term Assets Payment Dates........................................28
Term Assets Prospectus.......................................22, 24
Term Assets Rate.................................................28
TIA..........................................................24, 32
Treasury bills...................................................18
Treasury Rate....................................................18
Treasury Rate Determination Date.................................18
Treasury Reference Rate Security.................................14
Treasury Securities..............................................23
Trust.............................................................1
Trust Agreement...................................................1
Trustee...........................................................9
Trustee's Fee.....................................................9
TVA..............................................................23
U.S. Person......................................................45
United States....................................................45
Variable Rate....................................................11
Voting Rights....................................................31

            [ALTERNATE COVER FOR MARKET MAKING PROSPECTUS SUPPLEMENT]

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED [    ], [    ])

STRUCTURED PRODUCTS SERIES [    ]-[    ] TRUST
      $[    ] [Notional Amount] [(Approximate)], Class [    ]
Certificates.
       [   %] [Variable] Pass Through Rate
      [Include additional Classes as applicable]

STRUCTURED PRODUCTS CORP.
DEPOSITOR

Each Structured Products Trust Certificates Series [ ]-[ ] offered hereby will consist of [ ] class of Certificates, designated as Class [ ] Certificates(,) [and] Class [ ] Certificates [and list others] (collectively, the "Certificates") and will represent a fractional undivided beneficial interest in the Structured Products Series [ ]- [ ] Trust (the "Trust") to be formed pursuant to the Trust Agreement dated as of [ ], [ ] (the "Trust Agreement"), between Structured Products Corp. (the "Company" and [ ], as trustee (the "Owner Trustee"). The Certificates will be issued by the Trust. The property of the Trust will consist [in part] of [SELECT ONE OF THE FOLLOWING BRACKETED
SELECTIONS] [Alternative 1: specify publicly issued debt security or asset backed security or a pool of such debt securities or asset backed securities issued by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities)] [Alternative 2: specify publicly issued obligations of one or more foreign private issuers] [Alternative 3: specify publicly issued debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: specify publicly issued debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof] [maturing in ___ years] issued by [specify issuers] (collectively, the "Term Assets"), and having the characteristics described herein under "Description of Term Assets". Terms used but not otherwise defined herein are defined in the Prospectus attached hereto (the "Prospectus").

The Term Assets will be acquired by the Company and, pursuant to the Trust Agreement, deposited into the Trust for the benefit of Certificateholders. [The Term Assets were issued and sold as part of an underwritten public offering in [ ].] [The Term Assets are obligations of the Term Assets Issuer[s] and] [explain whether senior or subordinate, and whether subject to any redemption or put rights]. [Describe any required principal payments or amortization or accumulation of Term Assets.]

                                                  (COVER CONTINUED ON NEXT PAGE)

PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET FORTH UNDER "RISK FACTORS" HEREIN ON PAGES S-[ ] TO S-[ ] AND IN THE PROSPECTUS ON PAGES [ ] TO [ ].

                                  ------------

THE CERTIFICATES REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRUST ONLY AND DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE COMPANY OR ANY OF ITS AFFILIATES. THE CERTIFICATES DO NOT REPRESENT A DIRECT OBLIGATION OF ANY TERM ASSETS ISSUER OR ANY OF THEIR RESPECTIVE AFFILIATES.

THESE CERTIFICATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   -----------


This Prospectus Supplement is to be used by the Underwriter in connection with offers and sales related to market making transactions in the Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at prices related to prevailing prices at the time of sale.

-----------------
SALOMON SMITH BARNEY

THE DATE OF THIS PROSPECTUS SUPPLEMENT IS [ ], [ ].

(COVER PAGE CONTINUED)                                          [ALTERNATE PAGE]

Distributions on the Certificates will be made[[monthly] [quarterly] [semi-annually] or[[ ] of each year] [to be conformed to interest payment dates for Term Assets], or, if any such date is not a business day, then on the immediately following business day (each, a "Distribution Date") commencing [ ], [ ]. The last day on which distributions are scheduled to be made on the Certificates is [ ], [ ] (the "Final Distribution Date"), by which date the holders of the Certificates will receive a distribution of all amounts allocable to principal of such Certificates or, to the extent specified herein, a pro rata share of any remaining Term Assets.

As and to the extent described herein, collections received with respect to the Deposited Assets will be distributed to Certificateholders [of each class] in the manner and priority described herein. [The rights of the holders of the Class Certificates [and specify other classes] to receive distributions of such collections are subordinated to the rights of the holders of the Class [ ] Certificates [and specify other classes]. As and to the extent described herein, losses realized on the Deposited Assets will be borne by the holders of the Class [ ] Certificates [and specify other classes] before such losses will be borne by the holders of the other classes of Certificates [and the Class Certificates ([and specify other classes)]. To the extent described herein, the relative priorities of each class of Certificates with respect to collections from and losses on the Deposited Assets may each change over time, either permanently or temporarily, upon the occurrence of certain circumstances specified herein. See "Description of Certificates-Allocation of Losses; Subordination".

The Term Assets Issuer is not participating in, and will not receive any proceeds in connection with, this offering.

There is currently no secondary market for the Certificates, and there can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue. See "Risk Factors" herein and in the Prospectus.

The [specify applicable classes] Certificates initially will be represented by certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interest of beneficial owners of such Certificates will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for such Certificates only under the limited circumstances described herein. See "Description of Certificates-Definitive Certificates".

THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT WILL CONSTITUTE A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE COMPANY PURSUANT TO ITS PROSPECTUS DATED [ ], [ ], OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. IN PARTICULAR, INVESTORS SHOULD CAREFULLY CONSIDER THE FACTORS SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS AND IN THIS PROSPECTUS SUPPLEMENT.

UNTIL [ ], [ ], ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

This Prospectus Supplement is to be used by the Underwriter in connection with offers and sales related to market making transactions in the Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at prices related to prevailing prices at the time of sale.

           [ALTERNATE SECTION FOR MARKET MAKING PROSPECTUS SUPPLEMENT]

                             METHOD OF DISTRIBUTION

      This Prospectus Supplement is to be used by Salomon Brothers Inc (the "Underwriter") in connection with offers and sales related to market making transactions in the Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at prices related to prevailing prices at the time of sale.

            [ALTERNATE COVER FOR MARKET MAKING PROSPECTUS SUPPLEMENT]

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED [   ], [  ])

STRUCTURED PRODUCTS SERIES [   ] - [     ] TRUST

      $[   ]  Class  [   ]  Notes, [  ]% [Variable] Note Interest Rate
      $[   ]  [Notional  Amount  (Approximate)],   Class  [     ]
              Certificates, [  %] [Variable] Pass-Through Rate

STRUCTURED PRODUCTS CORP.
DEPOSITOR

     Each Structured Products Trust Certificate Series [ ]-[ ] will represent a fractional undivided beneficial interest in the Structured Products Series [ ]-
[ ] Trust (the "Trust") to be formed pursuant to the Trust Agreement dated as of
[ ], [ ] (the "Trust Agreement"), between Structured Products Corp. (the "Company")and [ ], as trustee (the "Owner Trustee"). The Certificates will consist of [ ] classes of Certificates, designated as Class [ ] Certificates(,) [and] Class [ ] Certificates [and list others], [all] of which [only the Class [ ] Certificates(,) [and] Class [ ] Certificates [and list others]] are being offered hereby (collectively, the "Certificates"). The Certificates will be issued by the Trust. The Structured Products Trust Series [ ]-[ ] Notes (the "Notes")and, collectively with the Certificates, the "Securities") are also being offered hereby and will be issued pursuant to an indenture dated as of [ ], [ ] (the "Indenture"), between the Trust and [ ], as trustee (the "Indenture Trustee"). The property of the Trust will consist [in part] of [SELECT ONE OF THE FOLLOWING BRACKETED SELECTIONS] [Alternative 1: specify publicly issued debt security or asset backed security or a pool of such debt securities or asset backed securities issued by one or more corporations, banking organizations, insurance companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities)] [Alternative 2: specify publicly issued obligations of one or more foreign private issuers] [Alternative 3: specify publicly issued debt security or pool of such debt securities which represent obligations of the United States of America, any agency thereof for the payment of which the full faith and credit of the United States of America is pledged, or a United States governmental sponsored organization created pursuant to a federal statute] [Alternative 4: specify publicly issued debt security or pool of such debt securities which represent obligations issued by or guaranteed by a foreign government, political subdivision or agency or instrumentality thereof] [maturing in ___ years] issued by [specify issuers] (collectively, the "Term Assets"), and having the characteristics described herein under "Description of Term Assets". Terms used but not otherwise defined herein are defined in the Prospectus attached hereto (the "Prospectus").

The Term Assets will be acquired by the Company and, pursuant to the Trust Agreement, deposited into the Trust for the benefit of Certificateholders, subject to the pledge of the Indenture. The Trust's rights in, to and under the Term Assets will be pledged to the Indenture Trustee pursuant to the Indenture. [The Term Assets were issued and sold as part of an underwritten public offering in [ ].] [The Term Assets are obligations of the Term Assets Issuer[s] and] [explain whether senior or subordinate, and whether subject to any redemption or put rights]. [Describe any required principal payments or amortization or accumulation of Term Assets.]

                                                  (COVER CONTINUED ON NEXT PAGE)

PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET FORTH UNDER "RISK FACTORS" HEREIN ON PAGES S-[ ] TO S-[ ] AND IN THE PROSPECTUS ON PAGES [ ] TO [ ].

                                  ------------

THE SECURITIES REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRUST ONLY AND DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE COMPANY OR ANY OF ITS AFFILIATES. THE SECURITIES DO NOT REPRESENT A DIRECT OBLIGATION OF ANY TERM ASSETS ISSUER OR ANY OF THEIR RESPECTIVE AFFILIATES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   -----------

     This Prospectus Supplement is to be used by the Underwriter in connection with offers and sales related to market making transactions in the Securities in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at prices related to prevailing prices at the time of sale.

-----------------
SALOMON SMITH BARNEY
THE DATE OF THIS PROSPECTUS SUPPLEMENT IS [ ], [ ].

(COVER PAGE CONTINUED)                                       [ALTERNATE PAGE]

Distributions on the Certificates will be made[[monthly] [quarterly] [semi-annually] or[[ ] of each year] [to be conformed to interest payment dates for Term Assets], or, if any such date is not a business day, then on the immediately following business day (each, a "Distribution Date") commencing [ ], [ ]. The last day on which distributions are scheduled to be made on the Certificates is [ ], [ ] (the "Final Distribution Date"), by which date the holders of the Certificates will receive a distribution of all amounts allocable to principal of such Certificates or, to the extent specified herein, a pro rata share of any remaining Term Assets.

Distribution on the Notes will be made on each Distribution Date. The last day on which payments on the Notes are scheduled to be made is [ ], [ ] (the "Scheduled Maturity Date").

As and to the extent described herein, collections received with respect to the Deposited Assets will be distributed to Noteholders and Certificateholders [of each class] in the manner and priority described herein. [The rights of the holders of the Class [ ] Certificates [and specify other classes] to receive distributions of such collections are subordinated to the rights of the holders of the Notes and the Class [ ] Certificates [specify other classes]. As and to the extent described herein, losses realized on the Deposited Assets will be borne by the holders of the Class [ ] Certificates [specify other classes] before such losses will be borne by the holders of the other classes of Certificates [and the Class [ ] Certificates ([specify other classes)] and the holders of the Notes. To the extent described herein, the relative priorities of each class of Certificates and Notes with respect to collections from and losses on the Deposited Assets may each change over time, either permanently or temporarily, upon the occurrence of certain circumstances specified herein. See "Description of Securities-Allocation of Losses; Subordination".

The Term Assets Issuer is not participating in, and will not receive any proceeds in connection with, this offering.

There is currently no secondary market for the Securities, and there can be no assurance that a secondary market for the Securities will develop or, if it does develop, that it will continue. See "Risk Factors" herein and in the Prospectus.

The [specify applicable classes] Securities initially will be represented by certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interest of beneficial owners of such Securities will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for such Securities only under the limited circumstances described herein. See "Description of Securities-Definitive Securities".

THE SECURITIES OFFERED BY THIS PROSPECTUS SUPPLEMENT WILL CONSTITUTE A SEPARATE SERIES OF SECURITIES BEING OFFERED BY THE COMPANY PURSUANT TO ITS PROSPECTUS DATED [ ], [ ], OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. IN PARTICULAR, INVESTORS SHOULD CAREFULLY CONSIDER THE FACTORS SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS AND IN THIS PROSPECTUS SUPPLEMENT.

UNTIL [ ], [ ], ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

This Prospectus Supplement is to be used by the Underwriter in connection with offers and sales related to market making transactions in the Securities in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at prices related to prevailing prices at the time of sale.

           [ALTERNATE SECTION FOR MARKET MAKING PROSPECTUS SUPPLEMENT]

                             METHOD OF DISTRIBUTION

      This Prospectus Supplement is to be used by Salomon Brothers Inc (the "Underwriter") in connection with offers and sales related to market making transactions in the Securities in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at prices related to prevailing prices at the time of sale.

                                     PART II

Item 14.   Other Expenses of Issuance and Distribution

      The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

           Registration Fee...........................       $295.00
           Printing and Engraving Expenses............   $100,000.00
           Trustee's Fees.............................   $600,000.00
           Legal Fees and Expenses....................   $800,000.00
           Blue Sky Fees and Expenses.................    $20,000.00
           Accountants' Fees and Expenses.............   $150,000.00
           Rating Agency Fees.........................   $400,000.00
           Miscellaneous..............................    $50,000.00

              Total................................... $2,120,295.00

Item 15....Indemnification of Directors and Officers

      The Company's By-laws provide for indemnification of directors and officers of the Company to the fullest extent permitted by Delaware law.

      Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

      Salomon Smith Barney Holdings Inc. carries directors' and officers' liability insurance that covers certain liabilities and expenses of the Company's directors and officers.

Item 16....Exhibits

      1.1 Form of proposed Underwriting Agreement for Trust Certificates/ Notes to be distributed in the United States.*

      3.1  Certificate of Incorporation of Structured Products
           Corp.*

      3.2  By-laws of Structured Products Corp.*

      4.1 Form of Trust Agreement, with forms of Trust Certificates/Notes attached thereto.*

      4.2  Form of qualified Trust Agreement.*

      4.3  Form of Indenture.*

      4.4  Alternate form of qualified Trust Agreement.*

      5.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

      8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

      23.1 Consents of Orrick, Herrington & Sutcliffe LLP (included in its Opinions filed as Exhibits 5.1 and 8.1).

      24.1 Powers of Attorney. **

25.1  Statement of eligibility of Trustee (U.S. Bank Trust
           National Association).**

---------------------

* Incorporated by reference from the Registration Statement on Form S-3 (File No. 33-55860)

** Previously filed as part of Registration Statement on Form S-3 (File No. 333-57357) filed on June 19, 1998.

Item 17....Undertakings

           The undersigned registrant hereby undertakes:

           (a) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Act"), as amended; (ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of Prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement; provided, however, that the undertakings set forth in clauses (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in this registration statement.

           (b) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

           (d) That, for purposes of determining any liability under the Act, each filing of the registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (e) That insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling person of the registrant pursuant to the provisions above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           (f) That, for purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of the registration statement as of the time it was declared effective.

           (g) That, for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities registered hereunder and has duly caused this Amendment No. 2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 23rd day of October, 1998.

      .....               STRUCTURED PRODUCTS CORP.


                          By:      /s/ Matthew R. Mayers
                                   ----------------------
                             Name:  Matthew R. Mayers
                             Title: Assistant Vice President

           Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 has been signed by the following persons in the capacities and on the dates indicated.
                                        *
October 26, 1998           By:----------------------
Date                         Name:  Thomas W. Jasper
                             Title: Director and Treasurer and Finance Officer
                                    (Principal Financial and Accounting

Officer)                                *
October 26, 1998           By:----------------------
Date                         Name:  Martin J. Gruber
                             Title: Director

                                        *
October 26, 1998           By:----------------------
Date                        Name:  Nathanial H. Leff
                            Title: Director

                                        *
October 26, 1998           By:----------------------
Date                         Name:  Marcey Engel
                             Title: Director

                                        *
October 26, 1998           By:----------------------
Date                         Name:  Timothy Beaulac
                             Title: President (Principal Executive Officer)

* The undersigned, by signing his name hereto, does hereby sign this Amendment No. 2 on behalf of each of the persons indicated above pursuant to a power of attorney filed as Exhibit 24.1 of Registration Statement on Form S-3 (File No. 333-57357) filed on June 19, 1998.

October 26, 1998          By:   /s/  Matthew R. Mayers
                             -------------------------
Date                         Name: Matthew R. Mayers
                             Title: Attorney-in-Fact

                                  EXHIBIT INDEX

                   Description of Exhibit
  Exhibit

    No.

    1.1     Form of proposed Underwriting
            Agreement for Trust
            Certificates/Notes to be
            distributed in the United States.*

    3.1     Certificate of Incorporation of
            Structured Products Corp.*

    3.2     By-laws of Structured Products
            Corp.*

    4.1 Form of Trust Agreement, with forms of Trust Certificates/Notes attached thereto.*

    4.2     Form of qualified Trust Agreement*
    4.3     Form of Indenture.*
    4.4     Alternate form of qualified Trust

            Agreement.*
    5.1     Opinion of Orrick, Herrington &

            Sutcliffe LLP with respect to legality.

    8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

   23.1 Consents of Orrick, Herrington & Sutcliffe LLP (included in its opinions filed as Exhibits 5.1 and 8.1).

   24.1     Powers of Attorney. **
   25.1 Statement of eligibility of Trustee (U.S. Bank Trust National Association). **

-----------------------

* Incorporated by reference from the Registration Statement on Form S-3 (File No. 33-55860).

** Incorporated by reference from the Registration Statement on Form S-3 (File No. 333-57357) filed on June 19, 1998